Registration No. 333-80991

United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-4

REGISTRATION STATEMENT

Under

The Securities Act of 1933

Pre-Effective Amendment No.        ☐

Post-Effective Amendment No. 16  ☒

and/or

REGISTRATION STATEMENT

Under

The Investment Company Act of 1940

Amendment No. 52 ☒

(Check appropriate box or boxes.)

C.M. Multi-Account A

(Exact Name of Registrant)

C.M. Life Insurance Company

(Name of Depositor)

100 Bright Meadow Boulevard, Enfield, CT 06082

(Address of Depositor’s Principal Executive Offices)

Depositor’s Telephone Number, including Area Code (860) 562-1000

John E. Deitelbaum

Senior Vice President

C.M. Life Insurance Company

100 Bright Meadow Boulevard

Enfield, Connecticut 06082

(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering:    Continuous.

It is proposed that this filing will become effective

☐	immediately upon filing pursuant to paragraph (b) of Rule 485

☒	on May 1, 2012 pursuant to paragraph (b) of Rule 485

☐	60 days after filing pursuant to paragraph (a) of Rule 485

☐	on (date) pursuant to paragraph (a) of the Rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Individual or Group Deferred Variable Annuity Contract

PART A

INFORMATION REQUIRED IN A PROSPECTUS

C.M. Life Insurance Company

C.M. Multi-Account A

Panorama Passage® Variable Annuity

This prospectus describes the Panorama Passage contract offered by C.M. Life Insurance Company. We no longer sell the contract. However, we continue to administer existing contracts. This contract is an individual or group variable deferred annuity contract with flexible purchase payments, depending on the state where we issue the contract. It provides for accumulation of contract value and annuity payments on a fixed and/or variable basis.

You, the contract owner, have a number of investment choices in this contract. Subject to state availability, these investment choices include certain fixed account options as well as the following funds which are offered through our separate account, C.M. Multi-Account A.

AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

•	Invesco V.I. Diversified Dividend Fund
•	Invesco V.I. Global Health Care Fund
•	Invesco V.I. Technology Fund

Fidelity® Variable Insurance Products

•	Fidelity® VIP Contrafund® Portfolio

ING Investors Trust

•	ING Clarion Global Real Estate Portfolio

MML Series Investment Fund

•	MML Aggressive Allocation Fund
•	MML Balanced Allocation Fund
•	MML Blue Chip Growth Fund
•	MML Conservative Allocation Fund
•	MML Equity Income Fund
•	MML Equity Index Fund
•	MML Focused Equity Fund
•	MML Foreign Fund
•	MML Fundamental Growth Fund
•	MML Fundamental Value Fund
•	MML Global Fund
•	MML Growth Allocation Fund
•	MML Growth & Income Fund
•	MML Income & Growth Fund
•	MML Large Cap Growth Fund
•	MML Large Cap Value Fund
•	MML Mid Cap Growth Fund
•	MML Mid Cap Value Fund
•	MML Moderate Allocation Fund
•	MML PIMCO Total Return Fund
•	MML Small Cap Growth Equity Fund
•	MML Small/Mid Cap Value Fund

MML Series Investment Fund II

•	MML Blend Fund
•	MML Equity Fund
•	MML High Yield Fund
•	MML Inflation-Protected and Income Fund
•	MML Managed Bond Fund
•	MML Money Market Fund
•	MML Short-Duration Bond Fund
•	MML Small/Mid Cap Equity Fund

Oppenheimer Variable Account Funds

•	Oppenheimer Balanced Fund/VA*
•	Oppenheimer Capital Appreciation Fund/VA
•	Oppenheimer Global Securities Fund/VA
•	Oppenheimer Global Strategic Income Fund/VA
•	Oppenheimer High Income Fund/VA**
•	Oppenheimer Main Street Fund®/VA
•	Oppenheimer Money Fund/VA***
•	Oppenheimer Small- & Mid-Cap Growth Fund/VA

Panorama Series Fund, Inc.

•	Oppenheimer International Growth Fund/VA

PIMCO Variable Insurance Trust

•	PIMCO VIT CommodityRealReturn® Strategy Portfolio

*	Unavailable in contracts issued on or after 4/30/2012.
**	Unavailable in contracts issued on or after 5/1/2009. For contracts issued prior to 5/1/2009, you may not allocate any new money to this fund via purchase payments or transfers.
***	Unavailable in contracts issued on or after 1/19/2008.

Please read this prospectus before investing. You should keep it for future reference. It contains important information about the Panorama Passage Variable Annuity.

To learn more about the Panorama Passage contract, you can obtain a copy of the Statement of Additional Information (SAI), dated May 1, 2012. We filed the SAI with the Securities and Exchange Commission (SEC) and it is legally a part of this prospectus. The SEC maintains a website (http://www.sec.gov) that contains the SAI, material incorporated by reference and other information regarding companies that file electronically with the SEC. The Table of Contents of the SAI is on page 48 of this prospectus. For a free copy of the SAI, or for general inquiries, call our Service Center at (800) 272-2216 or write to our Service Center using the following address: MassMutual Financial Group, Document Management Services – Annuities W360, P.O. Box 9067, Springfield, MA 01102-9067. (Overnight Mail Address: MassMutual Financial Group, Document Management Services – Annuities W360, 1295 State Street, Springfield, MA 01111-0111)

The contract:

•	is not a bank or credit union deposit or obligation.
•	is not FDIC or NCUA insured.
•	is not insured by any federal government agency.
•	is not guaranteed by any bank or credit union.
•	may go down in value.
•	provides guarantees that are subject to our financial strength and claims-paying ability.

The SEC has not approved the contract or determined that this prospectus is accurate or complete. Any representation that it has is a criminal offense.

May 1, 2012

Index of Special Terms

We have tried to make this prospectus as readable and understandable for you as possible. By the very nature of the contract, however, certain technical words or terms are unavoidable. We have identified the following as some of these words or terms. The page that is indicated here is where we believe you will find the best explanation for the word or term.

Page

Accumulation Phase	5

Accumulation Unit	21

Annuitant	10

Annuity Date	29

Annuity Options	30

Annuity Payments	29

Annuity Unit Value	30

Claims-Paying Ability	47

Contract Anniversary	33

Income Phase	29

Non-Qualified	37

Purchase Payment	11

Qualified	37

Separate Account	15

Service Center	4

Tax Deferral	6

Contacting the Company

How to Contact Us.  You may contact us by calling your registered representative or the MassMutual Customer Service Center (our Service Center) at (800) 272-2216 Monday through Friday between 8 a.m. and 8 p.m. Eastern Time. You may also e-mail us by visiting www.massmutual.com/loginsc. Additionally, you may write to our Service Center using the following address: MassMutual Financial Group, Document Management Services – Annuities W360, P.O. Box 9067, Springfield, MA 01102-9067 or to our overnight mail address at MassMutual Financial Group, Document Management Services – Annuities W360, 1295 State Street, Springfield, MA 01111-0111.

Sending Forms and Written Requests in Good Order.  From time to time you may want to submit a written request for a withdrawal, a change of beneficiary, or some other action. We can only act upon your request if we receive it in “good order.” Contact our Service Center to learn what information we require for your request to be in “good order.” Generally, your request must include the information and/or documentation we need to complete the action without using our own discretion to carry it out. Additionally, some actions may require that you submit your request on our form. We may, in our sole discretion, determine whether any particular transaction request is in good order, and we reserve the right to change or waive any good order requirements at any time.

Overview

The following is intended as a summary. Please read each section of this prospectus for additional detail.

We no longer sell the Panorama Passage variable annuity contract. However, we continue to administer existing contracts and you may continue making additional purchase payments to your existing contract.

This annuity is a contract between “you,” the owner and “us,” C.M. Life Insurance Company. The contract is intended for retirement savings or other long-term investment purposes. We do not assess a sales charge when you make a purchase payment or if you withdraw any part of your contract value.

In exchange for your purchase payments, we agree to pay you an income when you choose to receive it. You select the income period beginning on a date you designate. According to your contract, this date must be at least 5 years from when you purchase the contract. However, we currently allow you to select a date that is at least 30 days from when you purchase the contract.

The contract, like all deferred annuity contracts, has two phases – the accumulation phase and the income phase. Your contract is in the accumulation phase until you decide to begin receiving annuity payments. During the accumulation phase we provide a death benefit. You can choose from three death benefit choices. Once you begin receiving annuity payments, your contract enters the income phase.

Contract Type.  The contract described in this prospectus is an individual or group variable deferred annuity contract with flexible purchase payments, depending on the state where we issue the contract. The contract provides for accumulation of contract value and annuity payments on a fixed and/or variable basis.

The Prospectus and the Contract.  The prospectus and Statement of Additional Information (SAI) describe all material terms and features of your contract. Certain non-material provisions of your contract may be different than the general description in the prospectus and the SAI, and certain riders may not be available because of legal requirements in your state. See your contract for specific variations since any such state variation will be included in your contract or in riders or endorsements attached to your contract.

Annuity Options.  We make annuity payments based on the annuity option you elect. When you elect an annuity option you also elect among a number of features, including but not limited to: duration, number of payees, payments to beneficiaries, and whether payments will be variable and/or fixed payments. See “The Income Phase.”

Investment Choices.  The contract is called a variable annuity because you can choose to allocate your purchase payments among various funds. Subject to state availability, your investment choices include over forty funds and certain fixed accounts. The amount of money you are able to accumulate in your contract during the accumulation phase depends upon the amount of your purchase payments, the investment performance of the funds you select and the interest we credit to any amounts you invest in the fixed accounts. See “Investment Choices.”

Withdrawals.  Subject to certain restrictions, you may periodically make partial withdrawals of your contract value. If you make a full withdrawal of your contract value, all your rights under the contract will be terminated. Income taxes and tax penalties may apply to any withdrawal you request. See “Withdrawals” and “Taxes.”

Transfers.  Subject to certain restrictions, you may periodically transfer contract value among available investment choices. See “Transfers and Transfer Programs.”

Death Benefit.  A beneficiary may receive a benefit in the event of your death prior to the income phase. Once the income phase commences, payments upon death may be available to beneficiaries depending on the annuity option elected. See “Death Benefit” and “Income Phase.”

Fees.  Your contract value will be subject to certain fees. These charges will be reflected in your contract value and may be reflected in any annuity payments you choose to receive from the contract. See “Expenses” and “Table of Fees and Expenses.”

Taxation.  The Internal Revenue Code of 1986, as amended, has certain rules that apply to the contract. These tax treatments apply to earnings from the contract, withdrawals, death benefits and annuity options. See “Taxes.”

Tax Deferral.  You are generally not taxed on contract earnings until you take money from your contract. This is known as tax deferral. Tax deferral is automatically provided by tax-qualified retirement plans. There is no additional tax deferral provided when a variable annuity contract is used to fund a tax-qualified retirement plan. Investors should only consider buying a variable annuity to fund a qualified plan for the annuity’s additional features such as lifetime income payments and death benefit protection.

Group Contracts.  We may issue the contract as an individual or group variable annuity. In those states where we issue a group contract, we issue certificates to individuals, and these individuals are considered participants. The certificate is subject to the terms of the group contract under which we issue the certificate. You may become a participant under the group contract by completing an application and forwarding an initial purchase payment to us. The certificate we issue indicates the participant’s rights and benefits under the group contract. Terms of the group contract are controlling.

The participant, as an owner, may exercise all rights and benefits of the certificate without the consent of the group contract owner. Unless we state otherwise, the owner of a certificate under a group contract and the owner of an individual contract have the same rights and benefits. As a result, the term “contract” means either an individual Panorama Passage deferred variable annuity or a certificate issued under the group Panorama Passage deferred variable annuity.

Right to Cancel Your Contract.  You have a right to examine your contract. If you change your mind about owning your contract, you can generally cancel it within 10 calendar days after receiving it. However, this time period may vary by state. See “Right to Cancel Your Contract.”

Our Claims-Paying Ability.  Any guarantees we make under the contract are subject to our financial strength and claims-paying ability. See “Other Information – Our Ability to Make Payments Under the Contract.”

Table of Fees and Expenses

The following tables describe the fees and expenses you pay when buying, owning, and surrendering the contract. In addition to the fees and expenses shown below, state premium taxes may also apply.

I.  The first table describes the fees and expenses you pay when you transfer the contract value between investment choices. Please note that this contract does not assess a sales load on purchase payments or assess a contingent deferred sales charge or surrender fees when you withdraw contract value.

Owner Transaction Expenses

	Current	Maximum
Transfer Fee During the Accumulation Phase	$0	12 free transfers per calendar year, thereafter, the lesser of $20 or 2% of the amount transferred.

II.  The next table describes fees and expenses you will pay periodically during the time you own the contract, not including fees and expenses deducted by the funds you select.

Periodic Contract Charges

	Current	Maximum
Annual Contract Maintenance Charge	$40 per contract year[1]	$60 per contract year

1 Currently, we waive this charge if your contract value is $100,000 or more when we are to assess the charge.

Separate Account Annual Expenses

(as a percentage of average account value in the separate account)

For Contracts Issued on or after May 1, 2003

	Current	Maximum
Mortality and Expense Risk Charge

Contract Years 1 through 10	1.50%	1.50%

Contract Years 11+	1.35%	1.35%

Administrative Charge	0.15%	0.25%

Total Separate Account Annual Expenses

Contract Years 1 through 10	1.65%	1.75%

Contract Years 11+	1.50%	1.60%

For Contracts Issued Prior to May 1, 2003

	Current	Maximum
Mortality and Expense Risk Charge

Contract Years 1 through 10	1.34%	1.50%

Contract Years 11+	1.09%	1.35%

Administrative Charge	0.15%	0.25%

Total Separate Account Annual Expenses

Contract Years 1 through 10	1.49%	1.75%

Contract Years 11+	1.24%	1.60%

Additional Owner Expenses for Elected Options

(deducted quarterly from your contract value)

For an additional charge you can elect one of the following death benefit features as a replacement for the basic death benefit which you automatically receive when you purchase the Panorama Passage contract:

	Current	Maximum
Reset Death Benefit	0.10%[2]	0.20%[3]

Ratchet Death Benefit	0.25%[2]	0.35% if you were age 60 or less when we issued the contract; 0.50% if you were age 61 through age 70 when we issued the contract; 0.70% if you were age 71 or older when we issued the contract[3]

[2]

The charge is a percentage on an annual basis of the daily value of your contract value allocated to the funds and the fixed accounts, unless that charge exceeds the maximum charge, in which case the charge is the maximum charge.

[3]	The charge is a percentage on an annual basis of the daily value of your contract value allocated to the funds.

Annual Fund Operating Expenses

While you own the contract, if your assets are invested in any of the sub-accounts, you will be subject to the fees and expenses charged by the fund in which that sub-account invests. The first table shows the lowest and highest total operating expenses charged by any of the funds, expressed as a percentage of average net assets, for the year ended December 31, 2011 (before any waivers or reimbursements). More detail concerning each fund’s fees and expenses that you may pay periodically during the time that you own the contract, is contained in the second table below and each fund prospectus. The fund expenses used to prepare the tables were provided to us by the funds. We have not independently verified such information. Current or future expenses may be greater or less than those shown.

Charge	Lowest	Highest
Total Annual Fund Operating Expenses that are deducted from fund assets, including management fees, distribution, and/or 12b-1 fees, and other expenses.	0.41%	1.22%

The following table provides more specific information about the total fund operating expenses of each fund. The fees and expenses reflected in this table are expressed as a percentage of average net assets for the year ended December 31, 2011 (before any waivers or reimbursements).

Investment Management Fees and Other Expenses

Fund Name	Management Fee	Other Expenses	12b-1 Fees	Acquired Fund Fees & Expenses		Total Annual Fund Operating Expenses
Fidelity® VIP Contrafund® Portfolio (Initial Class)	0.56%	0.09%	—	—		0.65%
ING Clarion Global Real Estate Portfolio (Class S)	0.79%	0.18%	0.25%	—		1.22%	[1]
Invesco V. I. Diversified Dividend Fund (Series I)[2]	0.52%	0.15%	—	—		0.67%	[3]
Invesco V. I. Global Health Care Fund (Series I)	0.75%	0.37%	—	—		1.12%	[4]
Invesco V. I. Technology Fund (Series I)	0.75%	0.37%	—	—		1.12%	[4]
MML Aggressive Allocation Fund (Initial Class)	0.10%	0.09%	—	0.82%	[5]	1.01%	[6]
MML Balanced Allocation Fund (Initial Class)	0.10%	0.03%	—	0.69%	[5]	0.82%
MML Blend Fund (Initial Class)	0.43%	0.06%	—	—		0.49%
MML Blue Chip Growth Fund (Initial Class)	0.75%	0.05%	—	—		0.80%
MML Conservative Allocation Fund (Initial Class)	0.10%	0.03%	—	0.66%	[5]	0.79%
MML Equity Fund (Initial Class)	0.40%	0.04%	—	—		0.44%
MML Equity Income Fund (Initial Class)	0.75%	0.04%	—	—		0.79%
MML Equity Index Fund (Class I)[7]	0.10%	0.34%	—	—		0.44%
MML Focused Equity Fund (Service Class I)	0.75%	0.17%	0.25%	0.03%	[5]	1.20%	[8]
MML Foreign Fund (Initial Class)	0.89%	0.09%	—	—		0.98%
MML Fundamental Growth Fund (Service Class I)	0.70%	0.17%	0.25%	—		1.12%	[9]
MML Fundamental Value Fund (Service Class I)	0.65%	0.16%	0.25%	—		1.06%	[10]
MML Global Fund (Class II)	0.60%	0.30%	—	—		0.90%	[11]
MML Growth & Income Fund (Initial Class)	0.50%	0.08%	—	—		0.58%
MML Growth Allocation Fund (Initial Class)	0.10%	0.02%	—	0.76%	[5]	0.88%
MML High Yield Fund (Service Class I)	0.60%	0.24%	0.25%	—		1.09%	[12]
MML Income & Growth Fund (Initial Class)	0.65%	0.09%	—	—		0.74%
MML Inflation-Protected and Income Fund (Initial Class)	0.55%	0.21%	—	—		0.76%
MML Large Cap Growth Fund (Initial Class)	0.65%	0.06%	—	—		0.71%

Fund Name	Management Fee		Other Expenses		12b-1 Fees	Acquired Fund Fees & Expenses		Total Annual Fund Operating Expenses
MML Large Cap Value Fund (Initial Class)	0.77%		0.05%		—	—		0.82%
MML Managed Bond Fund (Initial Class)	0.40%		0.01%		—	—		0.41%
MML Mid Cap Growth Fund (Initial Class)	0.77%		0.05%		—	—		0.82%
MML Mid Cap Value Fund (Initial Class)	0.84%		0.06%		—	0.01%	[5]	0.91%
MML Moderate Allocation Fund (Initial Class)	0.10%		0.02%		—	0.71%	[5]	0.83%
MML Money Market Fund (Initial Class)	0.48%	[13]	0.06%		—	—		0.54%
MML PIMCO Total Return Fund (Service Class I)	0.50%		0.20%		0.25%	—		0.95%	[14]
MML Short-Duration Bond Fund (Service Class I)	0.40%		0.15%		0.25%	—		0.80%	[15]
MML Small/Mid Cap Equity Fund (Initial Class)	0.64%		0.13%		—	0.06%	[5]	0.83%
MML Small Cap Growth Equity Fund (Initial Class)	1.07%		0.07%	[16]	—	—		1.14%
MML Small/Mid Cap Value Fund (Initial Class)	0.75%		0.06%		—	—		0.81%
Oppenheimer Balanced Fund/VA (Non-Service)***	0.75%		0.16%		—	0.02%		0.93%	[17]
Oppenheimer Capital Appreciation Fund/VA (Non-Service)	0.68%		0.12%		—	—		0.80%	[18]
Oppenheimer Global Securities Fund/VA (Non-Service)	0.63%		0.13%		—	—		0.76%	[19]
Oppenheimer Global Strategic Income Fund/VA (Non-Service)	0.58%	[20]	0.13%		—	0.07%		0.78%	[21]
Oppenheimer High Income Fund/VA (Non-Service)**	0.75%		0.23%		—	—		0.98%	[22]
Oppenheimer International Growth Fund/VA (Non-Service)	0.95%		0.14%		—	—		1.09%	[23]
Oppenheimer Main Street Fund®/VA (Non-Service)	0.66%		0.12%		—	—		0.78%	[24]
Oppenheimer Money Fund/VA (Non-Service)*	0.45%		0.16%		—	—		0.61%	[25]
Oppenheimer Small- & Mid-Cap Growth Fund/VA (Non-Service)	0.72%		0.12%		—	—		0.84%	[26]
PIMCO CommodityRealReturn® Strategy Portfolio (Advisor Class)	0.74%		0.02%	[27]	0.25%	0.14%	[28]	1.15%	[29,30]

*	Unavailable in contracts/certificates issued on or after January 19, 2008.

**	Unavailable in contracts/certificates issued on or after May 1, 2009. For contracts/certificates issued prior to May 1, 2009, you may not allocate any new money to this fund via purchase payments or transfers.

***	Unavailable in contracts/certificates issued on or after April 30, 2012.

1. The Adviser is contractually obligated to limit expenses to 1.15% through May 1, 2013; the obligation does not extend to interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses. The obligation will automatically renew for one-year terms unless it is terminated by the Portfolio or the Adviser upon written notice within 90 days prior to the end of the then current term or upon termination of the advisory agreement and is subject to possible recoupment by the adviser within three years. The Adviser is also contractually obligated to waive a portion of the management fee through May 1, 2013. Based upon net assets as of December 31, 2011, the management fee waiver for the Portfolio would be (0.01)%. There is no guarantee that the management fee waiver will continue after May 1, 2013. The management fee waiver will only renew if the adviser elects to renew it.

2. Formerly know as Invesco V.I. Dividend Growth Fund.

3. The Adviser has contractually agreed, through at least April 30, 2013, to waive advisory fees and/or reimburse expenses of Series I shares to the extent necessary to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements of Series I shares to 0.77% of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary or non-routine items, including litigation expenses; (v) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Acquired Fund Fees and Expenses are also excluded in determining such obligation. Unless the Board of Trustees and Invesco Advisers, Inc. mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2013.

4. The Adviser has contractually agreed, through at least April 30, 2013, to waive advisory fees and/or reimburse expenses of Series I shares to the extent necessary to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements of Series I shares to 1.30% of average daily nets assets. In determining the Adviser's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary or non-routine items, including litigation expenses; (v) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Acquired Fund Fees and Expenses are also excluded in determining such obligation. Unless the Board of Trustees and Invesco Advisers, Inc. mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2013.

5. Acquired Fund fees and expenses represent approximate expenses borne indirectly by the Fund in its most recent fiscal year through investments in other pooled investment vehicles. The amount of Acquired Fund fees and expenses may change in the coming year due to a number of factors including, among others, a change in allocation of the Fund’s investments among other pooled investment vehicles.

6. MassMutual has contractually agreed to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, Acquired Fund fees and expenses, interest expense, short sale dividend and loan expense, or other nonrecurring or unusual expenses such as, for example, organizational expenses and shareholder meeting expenses) through April 30, 2013, to the extent that Other Expenses would otherwise exceed 0.10%. The agreement can only be terminated by mutual consent of the Board of Trustees on behalf of the Fund and MassMutual.

7. MassMutual has contractually agreed to bear the expenses (other than the management, 12b-1 and administrative fees, interest, taxes, brokerage commissions, extraordinary litigation and legal expenses, Acquired Fund fees and expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as, for example, organizational expenses and shareholder meeting expenses) in excess of 0.05% of the average daily net asset values through April 30, 2013. Such agreement can only be terminated by mutual consent of the Board of Trustees on behalf of the Fund and MassMutual. Amounts waived had no impact on the Total Annual Fund Operating Expenses shown.

8. MassMutual has contractually agreed to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, Acquired Fund fees and expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as, for example, organizational expenses and shareholder meeting expenses) through April 30, 2013. The agreement can only be terminated by mutual consent of the Board of Trustees on behalf of the Fund and MassMutual. The expenses shown for the Fund do not reflect this cap. If this table did reflect the cap, the Total Annual Fund Operating Expenses (other than the items listed above) would be 1.15%. Other Expenses are based on estimated amounts for the first fiscal year.

9. MassMutual has contractually agreed to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, Acquired Fund fees and expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as, for example, organizational expenses and shareholder meeting expenses) through April 30, 2013. The agreement can only be terminated by mutual consent of the Board of Trustees on behalf of the Fund and MassMutual. The expenses shown for the Fund do not reflect this cap. If this table did reflect the cap, the Total Annual Fund Operating Expenses would be 1.10%. Other Expenses are based on estimated amounts for the first fiscal year.

10. MassMutual has contractually agreed to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, Acquired Fund fees and expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as, for example, organizational expenses and shareholder meeting expenses) through April 30, 2013. The agreement can only be terminated by mutual consent of the Board of Trustees on behalf of the Fund and MassMutual. The expenses shown for the Fund do not reflect this cap. If this table did reflect the cap, the Total Annual Fund Operating Expenses would be 1.05%.

11. MassMutual has contractually agreed to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, Acquired Fund fees and expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as, for example, organizational expenses and shareholder meeting expenses) through April 30, 2013. The agreement can only be terminated by mutual consent of the Board of Trustees on behalf of the Fund and MassMutual. The expenses shown for the Fund do not reflect this cap. If this table did reflect the cap, the Total Annual Fund Operating Expenses would be 0.80%.

12. MassMutual has contractually agreed to (i) waive 0.10% of its management fees for the Fund through April 30, 2013, and (ii) cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, Acquired Fund fees and expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as, for example, organizational expenses and shareholder meeting expenses) through April 30, 2013. The agreement can only be terminated by mutual consent of the Board of Trustees on behalf of the Fund and MassMutual. The expenses shown for the Fund do not reflect this waiver and cap. If this table did reflect the waiver and cap, the Total Annual Fund Operating Expenses would be 0.94%.

13. MassMutual has agreed to voluntarily waive some or all of its management fees and, if necessary, reimburse some or all of the Fund's Other Expenses, in an attempt to allow the Initial Class shares of the Fund to maintain a 1-day yield of at least approximately 0.00%. MassMutual may amend or discontinue this waiver at any time without advance notice.

14. MassMutual has contractually agreed to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, Acquired Fund fees and expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as, for example, organizational expenses and shareholder meeting expenses) through April 30, 2013. The agreement can only be terminated by mutual consent of the Board of Trustees on behalf of the Fund and MassMutual. The expenses shown for the Fund do not reflect this cap. If this table did reflect the cap, the Total Annual Fund Operating Expenses would be 0.90%.

15. MassMutual has contractually agreed to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, Acquired Fund fees and expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as, for example, organizational expenses and shareholder meeting expenses) through April 30, 2013 to the extent that Other Expenses would otherwise exceed 0.15%. The agreement can only be terminated by mutual consent of the Board of Trustees on behalf of the Fund and MassMutual.

16. Other Expenses include Acquired Fund fees and expenses, which represent approximate expenses borne indirectly by the Fund in its most recent fiscal year through investments in other pooled investment vehicles. The amount of Acquired Fund fees and expenses may change in the coming year due to a number of factors including, among others, a change in allocation of the Fund’s investments among other pooled investment vehicles.

17. The Manager has voluntarily agreed to waive a portion of the advisory fee and/or reimburse certain expenses so that total annual fund operating expenses will not exceed 0.67% of average annual net assets for Non-Service Shares. This capped amount excludes certain expenses like interest, taxes, brokerage commissions, and acquired fund fees. The Manager has also voluntarily agreed to waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in Oppenheimer Institutional Money Market Fund.

18. The Manager has voluntarily agreed to limit the Fund’s total annual operating expenses so that those expenses, as a percentage of daily net assets, will not exceed the annual rate of 0.80% for Non-Service Shares. The Manager has also voluntarily agreed to waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's Investment in Oppenheimer Institutional Money Market Fund.

19. The Manager has voluntarily agreed to limit the Fund’s total annual operating expenses so that those expenses, as a percentage of daily net assets, will not exceed the annual rate of 1.00% for Non-Service Shares. The manager has voluntarily agreed to waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in Oppenheimer Institutional Money Market Fund.

20. The Manager has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee it receives from the Subsidiary. This undertaking will continue in effect for so long as the Fund invests in the Subsidiary and may not be terminated unless approved by the Fund’s Board of Trustees.

21. The Manager has voluntarily agreed to waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investments in Oppenheimer Institutional Money Market Fund, Oppenheimer Short Duration Fund and the Master Funds. The Manager has voluntarily agreed to limit the Fund’s total annual operating expenses, so that those expenses, as a percentage of daily net assets, will not exceed the annual rate of 0.75% for Non-Service Shares.

22. The Manager has voluntarily agreed to limit the Fund’s total annual operating expenses so that those expenses, as a percentage of daily net assets, will not exceed the annual rate of 0.75% for Non-Service Shares. The Manager has also voluntarily agreed to waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in Oppenheimer Institutional Money Market Fund.

23. The Manager has voluntarily agreed to limit the Fund’s total annual operating expenses so that those expenses, as a percentage of daily net assets, will not exceed the annual rate of 1.00% for Non-Service Shares. The Manager has also voluntarily agreed to waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in Oppenheimer Institutional Money Market Fund.

24. The Manager has voluntarily agreed to limit the Fund’s total annual operating expenses so that those expenses, as a percentage of daily net assets, will not exceed the annual rate of 0.80% for Non Service Shares. The Manager has also voluntarily agreed to waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in Oppenheimer Institutional Money Market Fund.

25. The Manager has voluntarily agreed to waive fees and/or reimburse expenses to the extent necessary to assist the Fund in attempting to maintain a positive yield. There is no guarantee that the Fund will maintain a positive yield. The Manager has voluntarily agreed to limit the Fund’s total annual operating expenses so that those expenses, as a percentage of daily net assets, will not exceed the annual rate of 0.50%.

26. The Manager has voluntarily agreed to limit the Fund’s total annual operating expenses so that those expenses, as a percentage of daily net assets, will not exceed the annual rate of 0.80% for Non Service Shares. The Manager has also voluntarily agreed to waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in Oppenheimer Institutional Money Market Fund.

27. Other Expenses reflect interest expense and is based on the amount incurred during the Portfolio’s most recent fiscal year as a result of entering into certain investments, such as reverse repurchase agreements. Interest expense is required to be treated as a Portfolio expense for accounting purposes and is not payable to PIMCO. The amount of interest expense (if any) will vary based on the Portfolio’s use of such investments as an investment strategy.

28. PIMCO has contractually agreed to waive the Portfolio’s advisory fee and the supervisory and administrative fee in an amount equal to the management fee and administrative services fee, respectively, paid by the PIMCO Cayman Commodity Portfolio I Ltd. (the “Subsidiary”) to PIMCO. The Subsidiary pays PIMCO a management fee and an administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with the Subsidiary is in place.

29. Total Annual Portfolio Operating Expenses excluding interest expense are 1.13%.

30. Total Annual Portfolio Operating Expenses After Fee Waiver excluding interest expense are 0.99%.

Examples

These Examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contract owner transaction expenses, contract fees, separate account annual expenses, and fund fees and expenses.

Example Using Maximum Expenses

This Example assumes that you either withdraw all your contract value at the end of each year shown, do not withdraw any of your contract value at the end of each year shown, or that you decide to begin the income phase at the end of each year shown. (Currently, the income phase is not available until 30 calendar days after we issued your contract.) The Example also assumes:

•	that you purchased the contract on or after 5/1/2003,
•	that you invest $10,000 in the contract for the time periods indicated,
•	that you allocate it to a sub-account that has a 5% return each year,
•

that you selected one of two sub-accounts 1) the one that invests in the fund with the highest total operating expenses, or 2) the one that invests in the fund with the lowest total operating expenses,

•	that the maximum fees and expenses in the “Table of Fees and Expenses” apply, and
•	that you elected the Ratchet Death Benefit and you were age 71 or older when issued the contract.

Based on the above assumptions, your costs would be as shown in the following table. Your actual costs may be higher or lower.

Sub-Account	Year	1	3	5	10
Sub-account with highest total operating expenses		$374	$1,136	$1,918	$3,963
Sub-account with lowest total operating expenses		$294	$899	$1,531	$3,228

Example Using Current Expenses

This Example assumes that you either withdraw all your contract value at the end of each year shown, do not withdraw any of your contract value at the end of each year shown, or that you decide to begin the income phase at the end of each year shown. (Currently, the income phase is not available until 30 calendar days after we issued your contract.) The Example also assumes:

•	that you purchased the contract on or after 5/1/2003,
•	that you invest $10,000 in the contract for the time periods indicated,
•	that you allocate it to a sub-account that has a 5% return each year,
•

that you selected one of two sub-accounts 1) the one that invests in the fund with the highest total operating expenses, or 2) the one that invests in the fund with the lowest total operating expenses,

•	that the current fees and expenses in the “Table of Fees and Expenses” apply, and
•	that you elected the Ratchet Death Benefit and you were age 71 or older when issued the contract.

Based on the above assumptions, your costs would be as shown in the following table. Your actual costs may be higher or lower.

Sub-Account	Year	1	3	5	10
Sub-account with highest total operating expenses		$318	$972	$1,650	$3,457
Sub-account with lowest total operating expenses		$237	$730	$1,250	$2,676

The examples using current expenses reflect the annual contract maintenance charge of $40 as an annual charge of 0.03%. The examples using maximum expenses reflect the annual contract maintenance charge of $60 as an annual charge of 0.05%.

The examples do not reflect any premium taxes. However, premium taxes may apply.

The examples should not be considered a representation of past or future expenses.

There is an accumulation unit value history in “Appendix A – Condensed Financial Information.”

There is information concerning compensation payments we make to sales representatives in connection with the sale of the contracts in “Other Information – Distribution.”

The Company

In this prospectus, “we,” “us,” “our” and “the Company” refer to C.M. Life Insurance Company (C.M. Life). C.M. Life is a wholly-owned stock life insurance subsidiary of Massachusetts Mutual Life Insurance Company (MassMutual). C.M. Life provides life insurance and annuities to individuals and group life insurance to institutions. MassMutual is a diversified financial services company providing life insurance, disability income insurance, long-term care insurance, annuities, retirement products and other products to individual and institutional customers. MassMutual is organized as a mutual life insurance company. C.M. Life’s home office is located at 100 Bright Meadow Boulevard, Enfield, Connecticut 06082-1981.

Ownership of the Contract

Owner

In this prospectus, “you” and “your” refer to the owner. The owner is named at time of application. The owner can be an individual or a non-natural person (e.g., a corporation, limited liability company, partnership or certain other entities). We will not issue a contract to you if you have passed age 90 as of the date we proposed to issue the contract.

If your contract is non-qualified and owned by a non-natural person, the contract will generally not be treated as an annuity for tax purposes. This means that gain in the contract will be taxed each year while the contract is in the accumulation phase. This treatment is not generally applied to a contract held by a trust or other entity as an agent for a natural person. Before purchasing a contract to be owned by a non-natural person or before changing ownership on an existing contract that will result in it being owned by a non-natural person, you should consult a tax adviser to determine the tax impact.

As the owner of the contract, you exercise all rights under the contract. The owner names the beneficiary. You may change the owner of the contract at any time prior to the annuity date by written request. However, in certain states you may not change owners without our approval. We will refuse or accept any requested change on a non-discriminatory basis. Please refer to your contract. Changing the owner may result in tax consequences. On and after the annuity date, you continue as the owner.

Joint Owner

The contract can be owned by joint owners. Unless prohibited by a state, only you and your spouse can be joint owners. We will not issue a contract to you if either proposed joint owner has passed age 90 as of the date we proposed to issue the contract.

Upon the death of either joint owner, the surviving spouse will be the designated beneficiary and may continue the contract unless prohibited by a state. We will treat any other beneficiary designation at the time of death as a contingent beneficiary. Unless otherwise indicated on the application, both signatures will be required for all transactions, if there are joint owners.

Annuitant

The annuitant is the person on whose life we base annuity payments. You designate the annuitant at the time of application. We will not issue a contract to you if the proposed annuitant has passed age 90 as of the date we proposed to issue the contract. You may change the annuitant before the annuity date, subject to our approval. However, the annuitant may not be changed on a contract owned by a non-natural person unless the contract was issued under a plan pursuant to IRS Code Section 401(a), 408(a), 408(b) or 408A.

Beneficiary

The beneficiary is the person(s) or entity you name to receive any death benefit. You name the beneficiary at the time of application. Unless an irrevocable beneficiary has been named, you can change the beneficiary at any time before you die. If you name an irrevocable beneficiary, you must get consent from the irrevocable beneficiary to change the beneficiary.

A surviving spouse who is the sole primary beneficiary under a contract that is either non-qualified or held as a traditional or Roth IRA may elect a lump sum payment of the death benefit, apply the death benefit to an annuity option or continue the contract. Generally, if the contract is continued then: 1) the initial value will equal the death benefit amount payable; 2) all applicable contract features and benefits will be in the surviving spouse’s name; and 3) the surviving spouse will exercise all of the contract owner’s rights under the contract. Exceptions are as follows: a) if at the time the owner purchased the contract the surviving spouse was over the maximum contract issue age, then the contract cannot be continued; b) if at the time the owner purchased the contract the surviving spouse was over the maximum allowable age for electing a certain feature, then the feature is not available for continuance. An election to continue the contract can only be made once while the contract is in effect.

Age

How We Determine Age of Annuitant, Owner and Beneficiary

In this prospectus the term “age,” except when discussed in regards to specific tax provisions, is defined as “insurance age,” which is a person’s age on his/her birthday nearest the date for which the age is being determined. This means we calculate your age based on your nearest birthday, which could be either your last birthday or your next. For example, age 80 is generally the period of time between age 79 years, 6 months and 1 day and age 80 and 6 months.

Additional Purchase Payments

We no longer sell the Panorama Passage variable annuity contract. However, we continue to administer existing contracts and you may continue making additional purchase payments to your existing contract.

Purchase Payments

The minimum amount we accept for your initial purchase payment is $25,000.

If we receive applications at the same time from applicants who reside at the same address, we will accept a purchase payment that is below our $25,000 minimum initial purchase payment requirement if the average purchase payment of the applications from the same household exceeds $25,000.

You can make additional purchase payments to your contract. However, additional payments of less than $250 are subject to our approval.

The maximum amount of cumulative purchase payments we accept without our prior approval is based on your age when we issued the contract. The maximum amount is:

•	$1.5 million up to age 75; or

•	$500,000 if older than age 75 or if the owner is a non-natural owner.

If there are joint owners, age refers to the oldest owner.

Age is as of the nearest birthday. For example, age 80 is generally the period of time between age 79 years, 6 months and 1 day and age 80 and 6 months. See “Age.”

You may make your initial purchase payment by giving it and your completed application to your registered representative. You can make additional purchase payments:

•	by mailing your check that clearly indicates your name and contract number to:

First Class Mail

MassMutual Financial Group

Annuity Payment Services

P.O. Box 74908

Chicago, IL 60675-4908

Overnight Mail

MassMutual Financial Group

Annuity Payment Services

350 North Orleans Street

Receipt & Dispatch, 8th Floor

Suite 4908

Chicago, IL 60654

•	by instructing your bank to wire transfer funds to:

JP Morgan Chase Bank

New York, New York

ABA #021000021

C.M. Life Insurance Co. Account #323956297

Ref: Annuity Contract #

Name: (Your Name)

You may also send purchase payments to our Service Center. We have the right to reject any application or purchase payment.

Delay of Application.  Our receipt of your application may be delayed due to circumstances outside of our control (for example, delays due to failure of the selling broker-dealer or sales agent to forward the application to us promptly or due to delays in determining whether the contract is suitable for you). Any such delays will affect when we can issue your contract and when your initial purchase payment will be allocated among your investment choices.

Automatic Investment Plan (AIP).  Under the AIP, you may authorize us to periodically draw funds from an account of your choosing (restrictions may apply) for the purpose of making purchase payments to your contract. Contact our Service Center for information regarding setting up an AIP and any restrictions regarding use of AIP.

Allocation of Purchase Payments

When you purchase your contract, you choose how we will apply your purchase payments among the investment choices. If you make additional purchase payments, we will apply them in the same way as your first purchase payment, unless you tell us otherwise.

Once we receive your initial purchase payment and the necessary information at our Service Center or lockbox, we will issue your contract and apply your initial purchase payment within 2 business days. If you do not give us all of the information we need, we will notify you. When we receive all of the necessary information, we will apply your initial purchase payment within two business days. If for some reason we are unable to complete this process within 5 business days, we will either send back your money or get your permission to keep it until we receive all of the necessary information.

If you add more money to your contract by making additional purchase payments, we will credit these amounts to your contract on the business day we receive them and all necessary information at our Service Center. If we receive your purchase payment at our Service Center on a non-business day or after the business day closes, we will credit the amount to your contract effective the next business day. Our business day closes when the New York Stock Exchange closes, usually 4:00 p.m. Eastern time.

Replacement of Life Insurance or Annuities

A “replacement” occurs when a new policy or contract is purchased and, in connection with the sale, an existing policy or contract is surrendered, lapsed, forfeited, assigned to the replacing insurer, otherwise terminated, or used in a financed purchase. A “financed purchase” occurs when the purchase of a new life insurance policy or annuity contract involves the use of funds obtained from the values of an existing life insurance policy or annuity contract through withdrawal, surrender or loan.

There are circumstances in which replacing your existing life insurance policy or annuity contract can benefit you. As a general rule, however, replacement is not in your best interest. Accordingly, you should make a careful comparison of the costs and benefits of your existing policy or contract and the proposed policy or contract to determine whether replacement is in your best interest. You should be aware that the person selling you the new policy or contract will generally earn a commission if you buy the new policy or contract through a replacement. Remember that if you replace a contract with another contract, you might have to pay a surrender charge on the replaced contract, and there may be a new surrender charge period for the new contract. In addition, other charges may be higher (or lower) and the benefits may be different.

If you purchase the contract described in this prospectus in exchange for an existing contract from another company, we may not receive your initial purchase payment from the other company for a substantial period of time after we receive your signed application.

You should also note that once you have replaced your variable life insurance policy or annuity contract, you generally cannot reinstate it even if you choose not to accept your new variable life insurance policy or annuity contract during your “free look” period. The only exception to this rule would be if you live in a state that requires the insurer to reinstate the previously surrendered policy or contract if the owner chooses to reject their new variable life insurance policy or annuity contract during the “free look” period.

Is a Variable Annuity Right for You?

Variable annuities are complex investment products with unique benefits and advantages that may be particularly useful in meeting long-term savings and retirement needs. Variable annuities also have risks and there are charges for the benefits and advantages. Because variable annuities are complex, you should consider a number of things to determine whether a variable annuity is a suitable investment for you. We have listed some of these considerations below.

1)	Given your assets and income, can you afford to make the initial and any subsequent purchase payments and leave them in the contract for the long-term?

2)	Do you understand how the contract works? Are the benefits such as tax deferral and future annuity payments useful for your financial plan? For example, are you in a tax bracket where you will benefit from tax deferral?

3)	Variable annuities are intended for investors with a long-term investment horizon. So, for example, if you are an older person a variable annuity may not be suitable for you.

4)	Do you understand what the charges are and how they will impact your contract value over time?

5)	Do you understand your investment choices?

6)	Are you willing to tolerate the market fluctuations of your investment choices?

7)	If you are replacing your current annuity contract by purchasing the proposed variable annuity contract, you should carefully compare the costs and benefits of your existing annuity contract with the costs and benefits of the proposed variable annuity contract. Do you understand what benefits of your existing annuity contract you may be forfeiting? See “Replacement of Life Insurance or Annuities.”

8)	Are you purchasing the variable annuity contract with the intention to make frequent fund transfers? If you are, you should not purchase a variable annuity contract. See “Transfers and Transfer Programs – Limits on Frequent Trading and Market Timing Activity.”

9)	You should understand what, if any, compensation your registered representative is receiving for selling this variable annuity contract. See “Other Information – Distribution.”

10)	If you are considering a variable annuity to fund a tax-qualified plan you should know that tax deferral is automatically provided by tax-qualified retirement plans. Therefore, you would want the variable annuity only for its other benefits like death benefits and future annuity payments.

11)	If you are considering a variable annuity and the owner of the contract will be a non-natural person, you should be aware that generally tax deferral is not provided when a non-natural person owns a variable annuity contract. Therefore, you would want the variable annuity only for its other benefits like death benefits and future annuity payments.

12)	Do you understand the financial strength and claims-paying ability of the company issuing the variable annuity? See “Other Information – Our Ability to Make Payments Under the Contract.”

We and our affiliates offer a variety of annuity contracts. Each contract is designed to satisfy a customer’s need for a long-term retirement product. Your registered representative can provide information about the annuity contracts we issue so you can determine if one of them is a suitable investment for you based upon your needs and financial situation.

Federal and State Suitability Requirements.  To protect consumers, federal securities law requires that a registered representative recommend a security only when he/she believes that the security is suitable for the customer. The registered representative must have reasonable grounds for believing that the recommendation is suitable for such customer based upon the facts disclosed by the customer as to his/her other security holdings and his/her financial situation and needs. In addition, certain states have adopted their own annuity suitability requirements.

Right to Cancel Your Contract

You have a right to examine your contract. If you change your mind about owning your contract, you can cancel it within 10 calendar days after receiving it.

However, this time period may vary by state. You will receive your contract value as of the business day we receive your contract and your written request at our Service Center.

If you purchase this contract as an IRA or your state requires it, we will return the greater of your purchase payments less any withdrawals you took, or the contract value.

Investment Choices

Choose Investment Choices Appropriate for You.  When electing among your available investment choices consider your circumstances, investment goals, financial situation and risk tolerance. After you elect investment choices for your initial purchase payment you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.

Understand the Risks Associated with Your Investment Choices.  If your contract value is allocated to a fund, your contract value will be influenced by the investment performance of that fund. You will want to read the fund prospectus, especially the section discussing the risks of investing in the fund. We will deliver current fund prospectuses and/or current summary fund prospectuses to you. You may also contact our Service Center to request current fund prospectuses and summary fund prospectuses. Summary fund prospectuses for certain funds may be unavailable.

Be Informed.  Read this prospectus. Also review information about the funds: the fund prospectus, statement of additional information, annual report and semiannual report.

The Separate Account

We established C.M. Multi-Account A (the separate account) as a separate account under Connecticut law on August 3, 1994. The separate account is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940.

The separate account holds the assets that underlie the contracts, except those assets allocated to our general account. We keep the separate account assets separate from the assets of our general account and other separate accounts. The separate account is divided into sub-accounts, each of which invests exclusively in a single investment choice.

We own the assets of the separate account. We credit gains to, or charge losses against, the separate account, whether or not realized, without regard to the performance of other investment accounts. The separate account’s assets may not be used to pay any of our liabilities other than those arising from the contracts. If the separate account’s assets exceed the required reserves and other liabilities, we may transfer the excess to our general account. The obligations of the separate account are not our generalized obligations and will be satisfied solely by the assets of the separate account.

Addition, Removal, Closure or Substitution of Funds

We have the right to change the funds offered through the contract, but only as permitted by law. If the law requires, we will also get your approval and the approval of any appropriate regulatory authorities. Changes may only impact certain contract owners. Examples of possible changes include: adding new funds or fund classes; removing existing funds or fund classes; closing existing funds or fund classes; or substituting a fund with a different fund. New or substitute funds may have different fees and expenses. We will not add, remove, close or substitute any shares attributable to your interest in a sub-account of the separate account without notice to you and prior approval of the SEC, to the extent required by applicable law. We reserve the right to transfer separate account assets to another separate account that we determine to be associated with the class of contracts to which your contract belongs.

The Funds

The contract offers the following funds. We may add, remove, close or substitute funds.

Investment Funds in Which the Sub-Accounts Purchase Shares	Investment Fund’s Adviser and Sub-Adviser	Asset Class
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
Invesco V.I. Diversified Dividend Fund (Series I Shares)[1]	Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A	Large Cap Blend
Invesco V.I. Global Health Care Fund (Series I Shares)	Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A	Specialty
Invesco V.I. Technology Fund (Series I Shares)	Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A	Specialty
Fidelity® Variable Insurance Products
Fidelity® VIP Contrafund® Portfolio (Initial Class)	Adviser: Fidelity Management & Research Company Sub-Adviser: FMR Co., Inc. and other affiliates of Fidelity Management & Research Company	Large Cap Blend
ING Investors Trust
ING Clarion Global Real Estate Portfolio (Class S)	Adviser: ING Investments, LLC Sub-Adviser: CBRE Clarion Securities LLC	Specialty

Investment Funds in Which the Sub-Accounts Purchase Shares	Investment Fund’s Adviser and Sub-Adviser	Asset Class
MML Series Investment Fund
MML Aggressive Allocation Fund (Initial Class)	Adviser: MassMutual Sub-Adviser: N/A	Asset Allocation
MML Balanced Allocation Fund (Initial Class)	Adviser: MassMutual Sub-Adviser: N/A	Asset Allocation
MML Blue Chip Growth Fund (Initial Class)	Adviser: MassMutual Sub-Adviser: T. Rowe Price Associates, Inc.	Large Cap Growth
MML Conservative Allocation Fund (Initial Class)	Adviser: MassMutual Sub-Adviser: N/A	Asset Allocation
MML Equity Income Fund (Initial Class)	Adviser: MassMutual Sub-Adviser: T. Rowe Price Associates, Inc.	Large Cap Value
MML Equity Index Fund (Class I)	Adviser: MassMutual Sub-Adviser: Northern Trust Investments, Inc.	Large Cap Blend
MML Focused Equity Fund (Service Class I)	Adviser: MassMutual Sub-Adviser: Harris Associates L.P.	Large Cap Blend
MML Foreign Fund (Initial Class)	Adviser: MassMutual Sub-Adviser: Templeton Investment Counsel, LLC	International/Global
MML Fundamental Growth Fund (Service Class I)	Adviser: MassMutual Sub-Adviser: Wellington Management Company, LLP	Large Cap Growth
MML Fundamental Value Fund (Service Class I)	Adviser: MassMutual Sub-Adviser: Wellington Management Company, LLP	Large Cap Value
MML Global Fund (Class II)	Adviser: MassMutual Sub-Adviser: Massachusetts Financial Services Company	International/Global
MML Growth Allocation Fund (Initial Class)	Adviser: MassMutual Sub-Adviser: N/A	Asset Allocation
MML Growth & Income Fund (Initial Class)	Adviser: MassMutual Sub-Adviser: Massachusetts Financial Services Company	Large Cap Blend
MML Income & Growth Fund (Initial Class)	Adviser: MassMutual Sub-Adviser: BlackRock Investment Management, LLC	Large Cap Value
MML Large Cap Growth Fund (Initial Class)	Adviser: MassMutual Sub-Adviser: Rainier Investment Management, Inc.	Large Cap Growth

Investment Funds in Which the Sub-Accounts Purchase Shares	Investment Fund’s Adviser and Sub-Adviser	Asset Class
MML Large Cap Value Fund (Initial Class)	Adviser: MassMutual Sub-Adviser: Davis Selected Advisers, L.P.	Large Cap Value
MML Mid Cap Growth Fund (Initial Class)	Adviser: MassMutual Sub-Adviser: T. Rowe Price Associates, Inc.	Small/Mid-Cap Growth
MML Mid Cap Value Fund (Initial Class)	Adviser: MassMutual Sub-Adviser: American Century Investment Management, Inc.	Small/Mid-Cap Value
MML Moderate Allocation Fund (Initial Class)	Adviser: MassMutual Sub-Adviser: N/A	Asset Allocation
MML PIMCO Total Return Fund (Service Class I)	Adviser: MassMutual Sub-Adviser: Pacific Investment Management Company LLC	Fixed Income
MML Small Cap Growth Equity Fund (Initial Class)	Adviser: MassMutual Sub-Advisers: Waddell & Reed Investment Management Company and Wellington Management Company, LLP	Small/Mid-Cap Growth
MML Small/Mid Cap Value Fund (Initial Class)	Adviser: MassMutual Sub-Adviser: AllianceBernstein L.P.	Small/Mid-Cap Value
MML Series Investment Fund II
MML Blend Fund (Initial Class)	Adviser: MassMutual Sub-Adviser: Babson Capital Management LLC	Balanced
MML Equity Fund (Initial Class)	Adviser: MassMutual Sub-Advisers: OppenheimerFunds, Inc. and Loomis, Sayles & Company, L.P.	Large Cap Value
MML High Yield Fund (Service Class I)	Adviser: MassMutual Sub-Adviser: Babson Capital Management LLC	Fixed Income
MML Inflation-Protected and Income Fund (Initial Class)	Adviser: MassMutual Sub-Adviser: Babson Capital Management LLC	Fixed Income
MML Managed Bond Fund (Initial Class)	Adviser: MassMutual Sub-Adviser: Babson Capital Management LLC	Fixed Income
MML Money Market Fund (Initial Class)†	Adviser: MassMutual Sub-Adviser: Babson Capital Management LLC	Short Term/Stable Value

Investment Funds in Which the Sub-Accounts Purchase Shares	Investment Fund’s Adviser and Sub-Adviser	Asset Class
MML Short-Duration Bond Fund (Service Class I)	Adviser: MassMutual Sub-Adviser: Babson Capital Management LLC	Fixed Income
MML Small/Mid Cap Equity Fund (Initial Class)	Adviser: MassMutual Sub-Adviser: OppenheimerFunds, Inc.	Small/Mid-Cap Blend
Oppenheimer Variable Account Funds
Oppenheimer Balanced Fund/VA (Non-Service Shares)*	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Balanced
Oppenheimer Capital Appreciation Fund/VA (Non-Service Shares)	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Large Cap Growth
Oppenheimer Global Securities Fund/VA (Non-Service Shares)	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	International/Global
Oppenheimer Global Strategic Income Fund/VA (Non-Service Shares)	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Fixed Income
Oppenheimer High Income Fund/VA (Non-Service Shares)**	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Fixed Income
Oppenheimer Main Street Fund®/VA (Non-Service Shares)	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Large Cap Blend
Oppenheimer Money Fund/VA (Non-Service Shares)***,††	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Short Term/Stable Value
Oppenheimer Small- & Mid-Cap Growth Fund/VA (Non-Service Shares)	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Small/Mid-Cap Growth
Panorama Series Fund, Inc.
Oppenheimer International Growth Fund/VA (Non-Service Shares)	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	International/Global
PIMCO Variable Insurance Trust
PIMCO VIT CommodityRealReturn® Strategy Portfolio (Advisor Class)	Adviser: Pacific Investment Management Company LLC Sub-Adviser: N/A	Specialty

*	Unavailable in contracts issued on or after April 30, 2012.
**	Unavailable in contracts issued on or after May 1, 2009. For contracts issued prior to May 1, 2009, you may not allocate any new money to this fund via purchase payments or transfers.
***	Unavailable in contracts issued on or after January 19, 2008.
[1]	Formerly known as the Invesco V.I. Dividend Growth Fund.
†

An investment in the MML Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to maintain a stable net asset value per share, it is possible to lose money by investing in the Fund. The yield of this Fund may become very low during periods of low interest rates. After deduction of separate account charges, the yield in the sub-account that invests in this Fund could be negative.

††

An investment in a Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The yield of this Fund may become very low during periods of low interest rates. After deduction of separate account charges, the yield in the sub-account that invests in this Fund could be negative.

There is no assurance that the funds will achieve their stated objective. The fund prospectuses contain more detailed information about the funds. We will deliver current fund prospectuses and/or current summary fund prospectuses to you. You may also contact our Service Center to request current fund prospectuses and summary fund prospectuses. Summary fund prospectuses for certain funds may be unavailable. You should read the information contained in the fund prospectuses carefully before investing.

Asset Allocation Funds

The following asset allocation funds are also referred to as funds-of-funds. They are known as funds-of-funds because they invest in other underlying funds. A fund offered in a fund-of-funds structure may have higher expenses than a direct investment in the underlying funds because a fund-of-funds bears its own expenses and indirectly bears its proportionate share of expenses of the underlying funds in which it invests. You should read the MML Series Investment Fund prospectus for more information about these funds-of-funds.

•	MML Aggressive Allocation Fund

•	MML Balanced Allocation Fund

•	MML Conservative Allocation Fund

•	MML Growth Allocation Fund

•	MML Moderate Allocation Fund

Compensation We Receive from Funds, Advisers and Sub-Advisers

Compensation We Receive from Advisers and Sub-Advisers.  We and certain of our insurance affiliates receive compensation from the advisers and sub-advisers to some of the funds. We may use this compensation for any corporate purpose, including paying expenses that we incur in promoting, issuing, distributing and administering the contract and, providing services, on behalf of the funds, in our role as intermediary to the funds. The amount of this compensation is determined by multiplying a specified annual percentage rate by the average net assets held in that fund that are attributable to the variable annuity and variable life insurance products issued by us and our affiliates that offer the particular fund (MassMutual’s variable contracts). These percentage rates differ, but currently do not exceed 0.25%. Some advisers and sub-advisers pay us more than others; some do not pay us any such compensation.

The compensation is not reflected in the expenses that are disclosed for the funds in “Table of Fees and Expenses – Annual Fund Operating Expenses” because this compensation is not paid directly out of the funds’ assets. However, these payments may be derived, in whole or in part, from the advisory fee deducted from fund assets. Contract owners, through their indirect investment in the funds, bear the costs of these advisory fees (see the funds’ prospectuses for more information).

In addition, we may receive fixed dollar payments from the advisers and sub-advisers to certain funds so that the adviser and sub-adviser can participate in sales meetings conducted by MassMutual. Attending such meetings provides advisers and sub-advisers with opportunities to discuss and promote their funds. For a list of the funds whose advisers and sub-advisers currently pay such compensation, visit www.massmutual.com/legal/compagreements or call our Service Center at the number shown on page 1 of this prospectus.

Compensation We Receive from Funds.  We and certain of our affiliates also receive compensation from certain funds pursuant to Rule 12b-1 under the Investment Company Act of 1940. This compensation is paid out of the fund’s assets and may be as much as 0.25% of the average net assets of an underlying fund which are attributable to MassMutual’s variable contracts. This compensation is specified as 12b-1 fees in the Table of Fees and Expenses – Annual Fund Operating Expenses. An investment in a fund with a 12b-1 fee will increase the cost of your investment in this contract.

Compensation in General.  The compensation that we receive may be significant and we may profit from this compensation. Additionally, when selecting the funds that will be available with MassMutual’s variable contracts, we consider the amount of compensation that we receive from the funds, their advisers, sub-advisers, or their distributors along with the funds’ name recognition, asset class, the manager’s reputation, and fund performance. We offer certain funds through the contract at least in part because they are managed by us or an affiliate.

The Fixed Accounts

For contracts issued prior to May 1, 2003, we offer three fixed accounts as investment choices in most states – two fixed accounts for Dollar Cost Averaging (DCA Fixed Accounts), each with a different maximum term, and The Fixed Account (collectively, the fixed accounts). For contracts issued on or after May 1, 2003, The Fixed Account is not available as an investment choice. However, the DCA Fixed Accounts are available as investment choices. The fixed accounts are investment options within our general account.

Purchase payments allocated to the fixed accounts and transfers to the fixed accounts become part of our general account which supports insurance and annuity obligations. The general account has not been registered under the Securities Act of 1933 (1933 Act) nor is the general account registered under the Investment Company Act of 1940 (1940 Act) because of exemptive and exclusionary provisions. Accordingly, neither the general account nor any interests therein are generally subject to the provisions of the 1933 Act or the 1940 Act. We have been advised that the staff of the Securities and Exchange Commission has not reviewed the disclosures in this prospectus which relate to the fixed accounts or the general account. Disclosures regarding the fixed accounts or the general account, however, are subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in this prospectus. For more information about our general account see “Other Information – Our Ability to Make Payments Under the Contract.”

You do not participate in the investment performance of the assets in the fixed accounts. Instead, we credit your contract with interest at a specified rate that we declare in advance. We guarantee this rate will be at least 3% per year. We may credit a higher rate of interest at our discretion.

DCA Fixed Accounts.  Each DCA Fixed Account is a fixed account from which assets are systematically transferred to any fund(s). You may not transfer your contract value in a DCA Fixed Account to The Fixed Account. During the accumulation phase, you may choose to have your purchase payments allocated to a DCA Fixed Account for the period of the DCA Fixed Account Term (DCA Term). Your election must be in writing.

Currently, you have a choice of two DCA Fixed Accounts:

a)	DCA Fixed Account with a DCA Term of 6 months; or

b)	DCA Fixed Account with a DCA Term of 12 months.

To the extent permitted by law, we reserve the right to change the duration of the DCA Terms in the future. Your DCA Term will terminate upon payment of the death benefit. You may only participate in one DCA Fixed Account at a time.

How to Participate in the DCA Fixed Account.  To participate in the DCA Fixed Account you must apply a purchase payment of $5,000 or greater to a DCA Term or provide us with evidence satisfactory to us that you will apply $5,000 or more to a DCA Term via transfer(s) from another financial institution. Purchase payments which originate from an annuity contract issued by us or any of our affiliates cannot be allocated to a DCA Fixed Account. We reserve the right to reject purchase payments. You cannot transfer current contract values into the DCA Fixed Account. The first DCA transfer will occur 5 business days after we receive all or a portion of the purchase payment into the DCA Fixed Account.

Any portion of the sum to be applied to the DCA Fixed Account that we receive after the start of the DCA Term, will be added to the amount in the current DCA Term and will participate only in the remaining period of that DCA Term. You may apply additional purchase payments to the current DCA term. Those additional purchase payments will be added to the amount in the current DCA Term and will participate only in the remaining period of the current DCA Term.

We make scheduled monthly transfers from the DCA Fixed Account. The first transfer will occur 5 business days after we receive your payment allocated to the DCA Fixed Account and a completed DCA Fixed Account election form. You may not take partial withdrawals from the DCA Fixed Account.

You may make a one-time transfer of your remaining contract value in the DCA Fixed Account into any of the fund(s), prior to the expiration of your DCA Term. Your transfer will be effective on the business day we receive your completed written request or request over the telephone.

We reserve the right to assess a fee for processing transactions under the DCA Fixed Account.

If you elect to make an allocation to a DCA Fixed Account, but your annuity date will occur prior to the end of that DCA Term, your DCA Term will expire early. It will expire on your annuity date. We will transfer any contract value remaining in the DCA Fixed Account on your annuity date in accordance with your DCA Fixed Account transfer instructions in effect at that time. No amounts will remain in the DCA Fixed Account after your annuity date.

We periodically set the interest rate we credit to the DCA Fixed Account. We will credit an interest rate at a rate not less than the minimum allowed by state law at the time we issue your contract. We guarantee this rate will be at least 3% per year. We may credit a higher rate of interest at our discretion. The interest rate you will receive for the entire DCA Term is the interest rate in effect on the date your DCA Term begins. We guarantee the interest rate for the full DCA Term.

The Fixed Account.  If we issued your contract on or after May 1, 2003, you may not allocate purchase payments or transfer contract value to The Fixed Account. However, we reserve the right to make The Fixed Account available in the future as an investment choice for contracts issued on or after May 1, 2003.

If we issued your contract prior to May 1, 2003, you may allocate purchase payments to The Fixed Account. You can also make transfers of your contract value into or out of The Fixed Account, subject to certain limitations. We will credit an interest rate at a rate not less than the minimum allowed by state law at the time we issue your contract. We guarantee this rate will be at least 3% per year. We may credit a higher rate of interest at our discretion.

Contract Value

Your contract value is the sum of your value in the separate account and the fixed account(s).

Your value in the separate account will vary depending on the investment performance of the funds you choose. In order to keep track of your contract value in the separate account, we use a unit of measure called an accumulation unit. During the income phase of your contract we call the unit an annuity unit.

Accumulation Units.  Every business day we determine the value of an accumulation unit for each of the separate account sub-accounts. Changes in the accumulation unit value reflect the investment performance of the fund as well as deductions for insurance and other charges.

The value of an accumulation unit may go up or down from business day to business day.

The Statement of Additional Information contains more information on the calculation of the accumulation unit value.

When you make a purchase payment, we credit your contract with accumulation units. We determine the number of accumulation units to credit by dividing the amount of the purchase payment allocated to a separate account sub-account by the value of the accumulation unit for that separate account sub-account. When you make a withdrawal, we deduct from your contract accumulation units representing the withdrawal amount.

We calculate the value of an accumulation unit for each separate account sub-account after the New York Stock Exchange closes each business day. Any change in the accumulation unit value will be reflected in your contract value.

Example.  On Monday we receive an additional purchase payment of $5,000 from you. You have told us you want this to go to the MML Managed Bond Fund. When the New York Stock Exchange closes on that Monday, we determine that the value of an accumulation unit for the MML Managed Bond Fund is $13.90. We then divide $5,000 by $13.90 and credit your contract on Monday night with 359.71 accumulation units for the MML Managed Bond Fund.

Business Days & Non-Business Days

Our business day closes when the New York Stock Exchange business day closes. The New York Stock Exchange business day usually closes at 4:00 p.m. Eastern time. Our non-business days are those days when the New York Stock Exchange is closed.

Transfers and Transfer Programs

General Overview

We have the right to terminate, suspend, or modify the transfer and transfer program provisions described in this prospectus.

You can transfer all or part of your contract value. You can make transfers by telephone or by other means we authorize. To make transfers other than by telephone, you must submit a written request. If you own the contract with a joint owner, we will accept transfer instructions from either you or the other owner, unless we are instructed otherwise. We will use reasonable procedures to confirm that instructions given to us are genuine. We may tape record all telephone instructions.

Your transfer is effective on the business day at the accumulation unit values next determined after we receive your fully completed request at our Service Center. Our business day closes when the New York Stock Exchange closes, usually 4:00 p.m. Eastern time. If we receive your fully completed transfer request at our Service Center on a non-business day or after our business day closes, your transfer request will be effective on the next business day.

Transfers During the Accumulation Phase

Any reference to The Fixed Account in this section applies only to contracts issued before May 1, 2003. The Fixed Account is not available as an investment choice in contracts issued on or after May 1, 2003.

You may transfer all or part of your assets in a fund or The Fixed Account. You can make a transfer to or from The Fixed Account and to or from any fund. During the accumulation phase we do not assess a transfer fee. However, we reserve the right to allow twelve free transfers per calendar year and charge for transfers in excess of twelve. The charge equals $20 per transfer or 2% of the amount that is transferred, whichever is less.

The following rules apply to any transfer during the accumulation phase:

1)	Currently, the minimum amount which you can transfer is:

•	$100; or

•	the entire value in a fund or The Fixed Account, if less.

We reserve the right to impose a minimum transfer requirement of $1,000. Currently we do not require that a minimum balance remain in the fund after a transfer. However, we reserve the right to require that $1,000 remain in the fund after a transfer unless you transfer the entire fund value. We waive these requirements if the transfer is made in connection with the Automatic Rebalancing Program.

2)	You must clearly indicate the amount and investment choices from and to which you wish to transfer.

3)	If your contract value in The Fixed Account is $500 or less at the time of your transfer, then you may transfer the entire amount out of The Fixed Account.

If your contract value in The Fixed Account is more than $500 then during any contract year, we limit transfers out of The Fixed Account to 30% of your contract value in The Fixed Account as of the end of the previous contract year. However, if you transfer 30% of your contract value in The Fixed Account for three consecutive contract years, your transfer in the fourth consecutive contract year may be for the entire amount in The Fixed Account, provided that you have not applied payments or transferred contract value into The Fixed Account from the time the first annual transfer was made. We measure a contract year from the anniversary of the day we issued your contract. Transfers out of The Fixed Account are done on a first-in, first-out basis. In other words, amounts attributed to the oldest purchase payments are transferred first; then amounts attributed to the next oldest purchase payment are transferred; and so on.

4)	We consider The Fixed Account and a money market fund to be “competing accounts.” We have some specific rules pertaining to transfers in and out of competing accounts.

•	Transfers out of The Fixed Account:

You may not make a transfer out of The Fixed Account to a money market fund.

If you make a transfer out of The Fixed Account, for a period of 90 days following that transfer, you may not make transfers from any investment choice into a money market fund.

•	Transfers into a money market fund:

If you make a transfer into a money market fund, for a period of 90 days following that transfer, you may not make transfers out of The Fixed Account.

Limits on Frequent Trading and Market Timing Activity

This contract and its investment choices are not designed to serve as vehicles for what we have determined to be frequent trading or market timing trading activity. We consider these activities to be abusive trading practices that can disrupt the management of a fund in the following ways:

•	by requiring the fund to keep more of its assets liquid rather than investing them for long-term growth, resulting in lost investment opportunity; and

•	by causing unplanned portfolio turnover.

These disruptions, in turn, can result in increased expenses and can have an adverse effect on fund performance that could impact all contract owners and beneficiaries under the contract, including long-term contract owners who do not engage in these activities. Therefore, we discourage frequent trading and market timing trading activity and will not accommodate frequent transfers of contract value among the funds. Organizations and individuals that intend to trade frequently and/or use market timing investment strategies should not purchase this contract.

We have adopted policies and procedures to help us identify those individuals or entities that we determine may be engaging in frequent trading and/or market timing trading activities. We monitor trading activity to uniformly enforce those procedures. However, those who engage in such activities may employ a variety of techniques to avoid detection. Our ability to detect frequent trading or market timing may be limited by operational or technological systems, as well as by our ability to predict strategies employed by contract owners (or those acting on their behalf) to avoid detection. Therefore, despite our efforts to prevent frequent trading and the market timing of funds among the sub-accounts of the separate account, there can be no assurance that we will be able to identify and curtail every instance of trading of those who trade frequently or those who employ a market timing strategy or those who act as intermediaries on behalf of such persons. Moreover, our ability to discourage and restrict frequent trading or market timing may be limited by decisions of state regulatory bodies and court orders that we cannot predict.

In addition, some of the funds are available with variable products issued by other insurance companies. We do not know the effectiveness of the policies and procedures used by these other insurance companies to detect frequent trading and/or market timing. As a result of these factors, the funds may reflect lower performance and higher expenses across all contracts as a result of undetected abusive trading practices.

If we, or the investment adviser to any of the funds available with this contract, determine that a contract owner’s transfer patterns reflect frequent trading or employment of a market timing strategy, we will not allow the contract owner to submit transfer requests by overnight mail, facsimile transmissions, the telephone, our website, or any other type of electronic medium. Additionally, we may reject any single trade that we determine to be abusive or harmful to the fund. Orders for the purchase of fund shares may be subject to acceptance by the fund. Therefore, we reserve the right to reject, without prior notice, any fund transfer request if the investment in the fund is not accepted for any reason.

The funds may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the funds describe the funds’ frequent trading and market timing policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. We have entered into a written agreement, as required by SEC regulation, with each fund or its principal underwriter that obligates us to provide to the fund promptly upon request certain information about the trading activity of individual contract owners, and to execute instructions from the fund to restrict or prohibit further purchases or transfers by specific contract owners who violate the frequent trading or market timing policies established by the fund.

Contract owners and other persons with interests in the contracts should be aware that the purchase and redemption orders received by the funds generally are “omnibus” orders from intermediaries, such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the funds in their ability to apply their frequent trading or market timing policies and procedures. It may also require that we restrict or prohibit further purchases or transfers as requested by a fund on all contracts owned by a contract owner whose trading activity under one variable contract has violated a fund’s frequent trading or market timing policy. If a fund believes that an omnibus order reflects one or more transfer requests from contract owners engaged in frequent trading or market timing activity, the fund may reject the entire omnibus order.

We will notify you in writing if we reject a transfer or if we implement a restriction due to frequent trading or the use of market timing investment strategies. If we do not accept a transfer request, no change will be made to your allocations per that request. We will then allow you to resubmit the rejected transfer by regular mail only.

Additionally, we may in the future take any of the following restrictive actions that are designed to prevent the employment of a frequent trading or market timing strategy:

•	not accept transfer instructions from a contract owner or other person authorized to conduct a transfer;

•	limit the number of transfer requests that can be made during a contract year; and

•	require the value transferred into a fund to remain in that fund for a particular period of time before it can be transferred out of the fund.

We will apply any restrictive action we take uniformly to all contract owners we believe are employing a frequent trading or market timing strategy. These restrictive actions may not work to deter frequent trading or market timing activity.

We reserve the right to revise our procedures for detecting frequent trading and/or market timing at any time without prior notice if we determine it is necessary to do so in order to better detect frequent trading and/or market timing, to comply with state or federal regulatory requirements, or to impose different restrictions on frequent traders and/or market timers. If we modify our procedures, we will apply the new procedure uniformly to all contract owners.

Transfers During the Income Phase

During the income phase, we allow 6 transfers per calendar year, and they are not subject to a transfer fee. You cannot transfer contract value from the general account to a fund, however, you can transfer contract value from one or more funds to the general account once a contract year. The minimum amount which you can transfer is $1,000 or your entire interest in the fund, if less. After a transfer, the minimum amount which must remain in a fund is $1,000 unless you have transferred the entire value.

Transfer Programs

For detailed rules and restrictions pertaining to these programs and instructions for electing a program contact our Service Center.

Overview.  We currently offer the following transfer programs:

1)	Dollar Cost Averaging Program;

2)	Automatic Rebalancing Program; and

3)	Interest Sweep Option (not available in contracts issued on or after 5/1/2003).

•	These programs are only available during the accumulation phase of your contract.

•	You may only participate in one of these programs at any one time.

•	You may not participate in these programs if you have a current election of a DCA Fixed Account.

•	We do not charge you for participation in these programs, though we reserve the right to charge for the programs in the future.

Dollar Cost Averaging Program.  This program allows you to systematically transfer a set amount from a selected fund to any of the other funds. By allocating amounts on a regular schedule as opposed to allocating the total amount at one particular time, you may be less susceptible to the impact of market fluctuations. Dollar cost averaging does not assure a profit and does not protect you against loss in declining markets. Since dollar cost averaging involves continuous investment in securities regardless of fluctuating price levels of such securities, you should consider your financial ability to continue the program through periods of fluctuating price levels.

Your Dollar Cost Averaging Program will terminate:

•	if you withdraw the total contract value;

•	upon payment of the death benefit;

•	if the last transfer you selected has been made;

•	if there is insufficient contract value to make the transfer; or

•	if we receive from you a written request or request over the telephone to terminate the program at our Service Center at least 5 business days prior to the next transfer date.

Automatic Rebalancing Program.  Over time, the performance of each fund may cause your allocation to shift from your original allocation. You can direct us to automatically rebalance your contract value allocated to the funds in order to return to your original percentage allocations by selecting our Automatic Rebalancing Program. Contract value allocated to the fixed accounts cannot participate in the Automatic Rebalancing Program.

This program will terminate:

•	if you withdraw the total contract value;

•	upon payment of the death benefit;

•	if you request that we end the program (in writing or by telephone); or

•	if we receive any unscheduled transfer request.

Interest Sweep Option.  The Interest Sweep Option is not available in contracts issued on or after May 1, 2003. However, we reserve the right to make the Interest Sweep Option available in the future for contracts issued on or after May 1, 2003.

Under this program, we will automatically transfer earnings from your contract value in The Fixed Account to any one fund or combination of funds that you select. By allocating these earnings to the funds, you can pursue further growth in the value of your contract through more aggressive investments. However, the Interest Sweep Option does not assure a profit and does not protect against loss in declining markets.

This program will terminate:

•	if, as the result of a withdrawal, you no longer have contract value in The Fixed Account;

•	if, at time of transfer, no interest is available for transfer (for example, if the interest earned is required to cover contract related charges or has been part of a partial withdrawal);

•	upon payment of the death benefit; or

•	if we receive your written request or request over the telephone to terminate the program at least 5 business days prior to the next scheduled transfer date.

Withdrawals

Income taxes, tax penalties and certain restrictions may apply to any withdrawal you make.

During the accumulation phase you may make either partial or total withdrawals of your contract value.

When a partial withdrawal is made from a contract, we reflect the withdrawal as a reduction to the value of the contract’s death benefit. We describe this reduction in the “Death Benefit” section. If we reflect the reduction as a percentage of contract value withdrawn, the reduction will be greater when the value of your contract investment choices is lower due to market performance or other variables. After you withdraw your full contract value, the contract does not provide a death benefit.

We will pay any full or partial withdrawal to the qualified plan trustee or plan administrator, if you purchased your contract under a tax-qualified retirement plan, a non-qualified deferred compensation plan or a deferred compensation plan for a tax-exempt organization. The only exceptions are for required minimum distribution payments and for withdrawals from Keogh plans.

Unless you instruct us otherwise, we will take any partial withdrawal proportionally from your contract value in the funds and The Fixed Account. When making a partial withdrawal, you must withdraw at least $250 or the entire value in a fund or The Fixed Account, if less. In most states, we require that after you make a partial withdrawal you keep at least $2,000 in your contract, unless your withdrawal is a minimum required distribution. In certain states, we require that after you make a partial withdrawal you keep at least $25,000 in your contract, unless your withdrawal is a minimum required distribution.

When you make a total withdrawal you will receive the value of your contract:

•	less any applicable premium tax;

•	less any contract maintenance charge; and

•	less any purchase payments we credited to your contract that have not cleared the bank, until they clear the bank.

Requests in Writing.  To request a withdrawal in writing, submit to our Service Center, our fully completed partial surrender or surrender form. If your withdrawal involves an exchange or transfer of assets to another financial institution, we also require a “letter of acceptance” from the financial institution.

Requests by Telephone.  You may request certain partial and full withdrawals by telephone. Contact our Service Center for details.

Withdrawal Effective Date.  For written requests, your withdrawal is effective on the business day we receive, at our Service Center, our partial surrender or surrender form, fully completed, and, if applicable, a “letter of acceptance.” If we receive this item(s) at our Service Center on a non-business day or after our business day closes, your withdrawal request will be effective on the next business day. For telephone requests, your withdrawal is effective on the business day we receive your call. For calls received after the close of the business day, your withdrawal will be effective on the next business day.

Delivery of Withdrawal Amount.  We will pay any withdrawal amount within 7 days of the withdrawal effective date, unless we are required to suspend or postpone withdrawal payments. See “Other Information – Suspension of Payments or Transfers.”

Partial Withdrawals Used to Pay Investment Advisory Fees.  Some contract owners have their assets managed by one or more investment advisers. The investment advisers may assess a fee for their services. Their fees are specified in the respective account agreements and are separate from and in addition to the contract fees and expenses described in this prospectus. Some contract owners authorize their investment advisers to take one or more partial withdrawals from the contract in order to collect advisory or investment management fees. Withdrawals taken from this contract to pay such fees may be subject to income tax and/or tax penalties. We encourage you to determine whether engaging in this activity is appropriate for you.

Systematic Withdrawal Program.  For detailed rules and restrictions pertaining to this program and instructions for electing the program contact our Service Center.

The Systematic Withdrawal Program (SWP) allows you to set up automatic periodic withdrawals from your contract value. We do not charge you for participation in the SWP, but we reserve the right to charge in the future.

We will take any withdrawal under this program proportionally from your contract value in your selected investment choices.

Your SWP will end:

•	if you withdraw your total contract value;

•	if we receive, in good order, a notification of the owner’s death;

•	if we process the last withdrawal you selected;

•	if your value in a selected fund or The Fixed Account is insufficient to complete the withdrawal;

•	if you begin receiving annuity payments; or

•	if you give us a written request or request over the telephone to terminate your program any time before or on the next withdrawal date.

Additionally, we reserve the right to end your SWP if the next systematic withdrawal will lower your contract value below the minimum contract value we allow following a partial withdrawal, unless your withdrawal is a minimum required distribution.

Expenses

This section describes the charges and deductions we make under the contract to compensate us for the services and benefits we provide, costs and expenses we incur and risks we assume. We may profit from the charges deducted and we may use any such profits for any purpose, including payment of distribution expenses. These charges and deductions reduce the return on your investment in the contract. These charges and expenses are:

Insurance Charges

Each business day we deduct our insurance charges from the assets of the separate account. We do this as part of our calculation of the value of the accumulation units and the annuity units. The insurance charge has two parts: (1) the mortality and expense risk charge and (2) the administrative charge.

Mortality and Expense Risk Charge

The mortality and expense risk charge is for:

•

the mortality risk associated with the insurance benefits provided, including our obligation to make annuity payments after the annuity date regardless of how long all annuitants live, the death benefits, and the guarantee of rates used to determine your annuity payments during the income phase; and

•	the expense risk that the current charges will be insufficient to cover the actual cost of administering the contract.

For contracts issued on or after May 1, 2003, the mortality and expense risk charge is equal, on an annual basis, to 1.50% of the daily value of the assets invested in each fund, after fund expenses are deducted for contract years 1 through 10. For contract years 11 and after, this charge equals 1.35% of the daily value of the assets invested in each fund, after fund expenses are deducted.

For contracts issued prior to May 1, 2003, the mortality and expense risk charge is currently equal, on an annual basis, to 1.34% of the daily value of the assets invested in each fund, after fund expenses are deducted for contract years 1 through 10. For contract years 11 and after, this charge currently equals 1.09% of the daily value of the assets invested in each fund, after fund expenses are deducted.

We may increase the mortality and expense risk charge, but it will not exceed 1.50% in contract years 1 through 10, or 1.35% in contract years 11 and after.

For all contracts, if the amount of the charge is more than sufficient to cover the mortality and expense risk, we will make a profit on the charge. We may use this profit for any purpose, including the payment of marketing and distribution expenses for the contract. If the current mortality and expense risk charge is not sufficient to cover the mortality and expense risk, we will bear the loss. If this is the case, and your contract was issued prior to May 1, 2003, we may raise the mortality and expense risk charge in order to restore profitability. In no case will we raise the charge above the guaranteed amount.

Administrative Charge

This charge reimburses us for the expenses associated with the administration of the contract and the separate account. Some of these expenses are: preparation of the contract, confirmations, annual reports and statements, maintenance of contract records, personnel costs, legal and accounting fees, filing fees, and computer and systems costs.

Currently this charge is equal, on an annual basis, to 0.15% of the daily value of the assets invested in each fund, after fund expenses are deducted. This charge is guaranteed not to be greater than 0.25%.

Annual Contract Maintenance Charge

At the end of each contract year, we deduct $40 from your contract as an annual contract maintenance charge. We may increase this charge, but it will not exceed $60. If we increase this charge, we will give you 90 days prior notice. Currently, we will not deduct this charge if, when we are to make the deduction, the value of your contract is $100,000 or more. Subject to state regulations, we will deduct the annual contract maintenance charge proportionately from the investment choices you have selected.

If you make a total withdrawal from your contract, and the contract value is less than $100,000, we will deduct the full annual contract maintenance charge. If your contract enters the income phase on a date other than its contract anniversary and the contract value is less than $100,000, we will deduct a pro rata portion of the charge.

Premium Taxes

Some states and other governmental entities charge premium taxes or similar taxes. We are responsible for the payment of these taxes and will make a deduction from your contract value for them. Some of these taxes are due when your contract is issued, others are due when annuity payments begin. Currently we do not charge you for these taxes until you begin receiving annuity payments or you make a total withdrawal. We may discontinue this practice and assess the charge when the tax is due. Premium taxes generally range from 0% to 3.5%, depending on the state.

Transfer Fee

During the accumulation phase we do not assess a transfer fee. However, we reserve the right to allow twelve free transfers per calendar year and charge for transfers in excess of twelve. The charge equals $20 per transfer or 2% of the amount that is transferred, whichever is less.

During the income phase, we allow 6 transfers and they are not subject to a transfer fee.

Income Taxes

We will deduct from the contract any income taxes which we incur because of the operation of the separate account. At the present time, we are not making any such deductions. We will deduct any withholding taxes required by law.

Fund Expenses

The Separate Account purchases shares of the funds at net asset value. The net asset value of each fund reflects investment management fees and other expenses already deducted from the assets of the fund. In addition, one or more of the funds available as an investment choice may pay a distribution fee out of the fund’s assets to us called a “12b-1” fee. Any investment in one of the funds with a 12b-1 fee will increase the cost of your investment in this contract. Please refer to the fund prospectuses for more information regarding these expenses.

The Income Phase

Overview.  If you want to receive regular income from your annuity, you can elect to apply your contract value so that you can receive fixed and/or variable annuity payments under one of the annuity options described in this section. If you do not choose an annuity option, we will assume that you elected Option B with variable payments and 10 years of payments guaranteed. We may base annuity payments on the age and sex of the annuitant under all options except Annuity Option E. We may require proof of age and sex before annuity payments begin.

If your contract value is less than $2,000 on the annuity date, we reserve the right to pay you a lump sum rather than a series of annuity payments. If any annuity payment is less than $100, we reserve the right to change the payment basis to equivalent less frequent payments.

Annuity Payment Start Date.  You can choose the month and year in which annuity payments begin. We call that date the annuity date. According to your contract, your annuity date cannot be earlier than 5 years after you buy the contract. However, we currently allow you to select an annuity date that is at least 30 days after you purchase your contract. You may choose your annuity date when you purchase your contract. After you purchase your contract you can request an earlier annuity date by notifying us in writing at least 30 days before the annuity date. You can request that we delay your annuity date by notifying us in writing or by telephone any time before or on the annuity date.

Annuity payments must begin by the earlier of:

1)	the 100th birthday of the annuitant or oldest joint annuitant;

2)	your 100th birthday if you are not the annuitant or the 100th birthday of the oldest joint owner; or

3)	the latest date permitted under state law.

Required Minimum Distributions for Tax-Qualified Contracts.  In order to avoid adverse tax consequences, you should begin to take distributions from your contract no later than the beginning date required by the Internal Revenue Service. These distributions can be withdrawals or annuity payments. The distributions should be at least equal to the minimum amount required by the Internal Revenue Service or paid through an annuity option that complies with the required minimum distribution rules of Internal Revenue Code Section 401(a)(9). If your contract is an individual retirement annuity, the required beginning date should be no later than April 1 of the year after you reach age 70 1/2. For qualified plans and tax-sheltered annuities, that date is no later than April 1 of the year following the later of: the year you reach age 70 1/2 or the year in which you retire. The option of deferring to retirement is not available if you are a 5% or greater owner of the employer sponsoring your qualified plan.

Investment Options and Annuity Payments.  At the annuity date, you may choose whether payments will be fixed, variable, or a combination of both. If you do not tell us otherwise, we will base your annuity payments on the investment allocations that are in place on the annuity date. Therefore, any amounts in the funds will be applied to a variable payout and any amounts in The Fixed Account will be applied to a fixed payout.

Fixed Annuity Payments.  If you choose fixed payments, the payment amount will not vary. The payment amount will depend upon the following:

•	the value of your contract on the annuity date;

•	the annuity option you elect;

•	the age and sex of the annuitant or joint annuitants, if applicable;

•	the minimum guaranteed payout rates associated with your contract; and

•	the deduction of premium taxes, if applicable.

In most states, if the single premium immediate annuity rates offered by MassMutual on the annuity date are more favorable than the minimum guaranteed rates listed in your contract, those rates will be used.

Variable Annuity Payments.  If you choose variable payments, the payment amount will vary with the investment performance of the funds. The first payment amount will depend on the following:

•	the value of your contract on the annuity date;

•	the annuity option you elect;

•	the age and sex of the annuitant or joint annuitants, if applicable;

•	the minimum guaranteed payout rates associated with your contract;

•	an assumed investment rate (AIR) of 4% per year; and

•	the deduction of premium taxes, if applicable.

Future variable payments will depend on the performance of the funds you selected. If the actual performance on an annualized basis exceeds the 4% assumed investment rate plus the deductions for expenses, your annuity payments will increase. Similarly, if the actual rate is less than 4% annualized plus the amount of the deductions, your annuity payments will decrease.

Annuity Unit Values.  In order to keep track of the value of your variable annuity payment, we use a unit of measure called an annuity unit. We calculate the number of your annuity units at the beginning of the income phase. During the income phase, the number of annuity units will not change. However, the value of your annuity units will change to reflect the investment performance of the funds you selected. The Statement of Additional Information contains more information on how annuity payments and annuity unit values are calculated.

Annuity Options.  The available annuity options are listed in this section in the Annuity Options table. We may consent to other plans of payment in addition to those listed. After annuity payments begin, you cannot change the annuity option, the frequency of annuity payments, or make withdrawals, except as described under Annuity Option E or F.

Limitation on Payment Options.  If you purchased the contract as a tax-qualified contract, the Internal Revenue Code may impose restrictions on the types of payment options that you may elect.

Annuity Options

We may consent to other plans of payment in addition to those listed, including a Joint and Last Survivor Annuity with Period Certain.

Lifetime Contingent Options
Annuity Option A – Life Income (variable and/or fixed payments)	Number of Annuitants: one Length of Payment Period: For as long as the annuitant lives. Annuity Payments After Death: None. All payments end upon the annuitant’s death.
Annuity Option B – Life Income with Period Certain (variable and/or fixed payments)

Number of Annuitants:  one

Length of Payment Period:  For a guaranteed period of either 5, 10 or 20 years or as long as the annuitant lives, whichever is longer.

Annuity Payments After Death:  When the annuitant dies, if there are remaining guaranteed payments, the beneficiary may elect to continue receiving remaining guaranteed payments or the beneficiary may elect a lump sum payment equal to the commuted value of the remaining guaranteed annuity payments.

For a fixed annuity payment under Option B, we compute the commuted value of the remaining guaranteed annuity payments at an interest rate determined by us. For a variable annuity payment under Option B, we compute the commuted value of the number of annuity units in each fund for the remainder of the guarantee period at the assumed investment rate (AIR). We multiply the commuted value of these units in each fund by the annuity unit value for that fund on the date we determine the commuted value. The commuted value will be the sum of the values determined for each fund.

Lifetime Contingent Options
Annuity Option C – Joint and Last Survivor Annuity (variable and/or fixed payments)

Number of Annuitants:  two

Length of Payment Period:  For as long as either annuitant lives.

Annuity Payments After Death:  100% of the payment will continue to the surviving annuitant. No payments will continue after the death of both annuitants.

Annuity Option D – Joint and 2/3 Survivor Annuity (variable and/or fixed payments)

Number of Annuitants:  two

Length of Payment Period:  For as long as either annuitant lives.

Annuity Payments After Death:  Two-thirds of the payment will continue to the surviving annuitant. No payments will continue after the death of both annuitants.

Non-Lifetime Contingent Options
Annuity Option E – Period Certain Annuity (variable and/or fixed payments)

Number of Annuitants:  one

Length of Payment Period:  For a specified period no less than five years and no greater than 30 years.

Withdrawal Option/Switch Annuity Option:  If, after you begin receiving payments, you would like to receive all or part of the commuted value of the remaining guaranteed payments under this annuity option at any time, you may elect to receive it in a lump sum or have it applied to another annuity option. If you so elect, your future payments will be adjusted accordingly.

For a fixed annuity payment under Option E, we compute the commuted value of the remaining guaranteed annuity payments at an interest rate determined by us. For a variable annuity payment under Option E, we compute the commuted value of the number of annuity units in each fund for the remainder of the guarantee period at the assumed investment rate (AIR). We multiply the commuted value of these units in each fund by the annuity unit value for that fund on the date we determine the commuted value. The commuted value will be the sum of the values determined for each fund.

Annuity Payments After Death:  When the annuitant dies, if there are remaining guaranteed payments, the beneficiary may elect to continue receiving remaining guaranteed payments or the beneficiary may elect a lump sum payment equal to the commuted value of the remaining guaranteed annuity payments.

Annuity Option F – Special Income Settlement Agreement (variable and/or fixed payments)

Number of Annuitants:  Determined in accordance with terms agreed upon in writing by both you and us.

Length of Payment Period:  Determined in accordance with terms agreed upon in writing by both you and us.

Withdrawal Option/Switch Annuity Option:  If we agree to pay you a variable annuity payment for a specified period of time under this annuity option, and after you begin receiving payments, you would like to receive all or part of the commuted value of the payments under this annuity option at any time, you may elect to receive it in a lump sum or have it applied to another annuity option. If you so elect, your future payments will be adjusted accordingly.

Annuity Payments After Death:  When the annuitant dies, if there are remaining guaranteed payments, the beneficiary may elect to continue receiving remaining guaranteed payments or the beneficiary may elect a lump sum payment equal to the commuted value of the remaining guaranteed annuity payments.

Death Benefit

Death of Contract Owner During the Accumulation Phase.  If you or the joint owner dies during the accumulation phase, we will pay a death benefit to your primary beneficiary. If the joint owner dies, we will treat the surviving joint owner, if any, as the primary beneficiary. We will treat any other beneficiary designation on record at the time of death as a contingent beneficiary. If joint owners die simultaneously, the death benefit will become payable.

Your beneficiary may request that the death benefit be paid under one of the death benefit options. If your surviving spouse is the sole primary beneficiary, he or she may elect to become owner of the contract.

Death Benefit During the Accumulation Phase.  You may choose from three death benefits:

•	basic death benefit;

•	reset death benefit; or

•	ratchet death benefit.

You will automatically receive the basic death benefit unless you select one of the other two death benefits. However, if you are age 80 or over when we issue your contract, the reset death benefit is not available. Therefore, you will automatically receive the basic death benefit unless you select the ratchet death benefit.

If you choose either the reset death benefit or the ratchet death benefit, you will pay an additional charge. You must elect your death benefit at time of issue and cannot change your choice once you elect it. If the contract is owned by a non-natural person, owner means annuitant for purposes of determining the death benefit amount.

Adjusted for Any Withdrawals or Less Any Withdrawals.  In this prospectus we describe the formulas we use to determine death benefit amounts. In some formulas we use the language “adjusted for any withdrawals” and in other formulas we use the language “less any withdrawals.” These phrases have different meanings.

Adjusted for Any Withdrawals.  If you take a withdrawal, we adjust your death benefit by using the percentage of contract value withdrawn to lower the death benefit by the same percentage. We use the phrase “adjusted for any withdrawals” to describe this treatment of withdrawals within our formulas. Because this adjustment uses the percent of contract value withdrawn, the reduction will be greater when the value of your contract investment choices is lower due to market performance or other variables.

Less Any Withdrawals.  If you take a withdrawal, we lower your death benefit by subtracting the dollar amount of the withdrawal. We use the phrase “less any withdrawals” to describe this treatment of withdrawals within our formulas.

Basic Death Benefit.  The death benefit paid will be the amount calculated (and adjusted for any applicable charges) as of the business day we receive proof of death and election of the payment method at our Service Center. You will automatically receive the basic death benefit unless you select one of the other two death benefits. The basic death benefit before you or the oldest joint owner reaches age 80 will be the greater of:

1)	your contract value; or

2)	your purchase payments, adjusted for any withdrawals and any applicable charges.

For contracts issued before October 1, 2003 or in states where the post October 1, 2003 contract was still subject to state approval and implementation, the words “adjusted for any withdrawals” are replaced with the words “less any withdrawals.” See “Death Benefit – Adjusted for Any Withdrawals or Less Any Withdrawals.”

If you or the oldest joint owner reaches age 80, the basic death benefit is your contract value as of the business day we receive proof of death at our Service Center and election of the payment method.

References to Age.  Age is as of the nearest birthday. For example, age 80 is generally the period of time between age 79 years, 6 months and 1 day and age 80 and 6 months. See “Age.”

Reset Death Benefit.  The death benefit paid will be the amount calculated (and adjusted for any applicable charges) as of the business day we receive proof of death and election of the payment method at our Service Center. If you choose the reset death benefit, and before the date you or the oldest joint owner reaches age 75, the death benefit will be the greatest of:

1)	your contract value;

2)	your purchase payments, adjusted for any withdrawals and any applicable charges; or

3)	your contract value on the most recent 3 year contract anniversary, plus any subsequent purchase payments, adjusted for any subsequent withdrawals, including any applicable charges. Your first contract anniversary is one calendar year from the date we issued your contract.

For contracts issued before October 1, 2003 or in states where the post October 1, 2003 contract was still subject to state approval and implementation, the words “adjusted for any” are replaced with the words “less any.” See “Death Benefit – Adjusted for Any Withdrawals or Less Any Withdrawals.”

If you choose the reset death benefit, and you or the oldest joint owner reaches age 75, the death benefit will be the greatest of:

1)	your contract value;

2)	your purchase payments, adjusted for any withdrawals and any applicable charges; or

3)	your contract value on the most recent 3 year contract anniversary prior to the owner or the oldest joint owner reaching age 75, plus any subsequent purchase payments, adjusted for any subsequent withdrawals, including any applicable charges. Your first contract anniversary is one calendar year from the date we issued your contract.

For contracts issued before October 1, 2003 or in states where the post October 1, 2003 contract was still subject to state approval and implementation, the words “adjusted for any” are replaced with the words “less any.” See “Death Benefit – Adjusted for Any Withdrawals or Less Any Withdrawals.”

References to Age.  Age is as of the nearest birthday. For example, age 80 is generally the period of time between age 79 years, 6 months and 1 day and age 80 and 6 months. See “Age.”

Charge for This Feature.  We will deduct a quarterly charge for the reset death benefit from your contract value. This charge is currently 0.10% on an annual basis of the daily value of your contract value allocated to the funds and the fixed accounts, unless that charge exceeds the maximum charge, in which case the charge is the maximum charge. We will deduct this charge proportionately from the funds and the fixed accounts you have selected. This charge is guaranteed not to exceed the maximum charge of 0.20% on an annual basis of the daily value of your contract value allocated to the funds.

Ratchet Death Benefit.  The death benefit paid will be the amount calculated (and adjusted for any applicable charges) as of the business day we receive proof of death and election of the payment method at our Service Center. If you choose the ratchet death benefit, the death benefit will be the greatest of:

1)	your contract value; or

2)	the amount of purchase payments you have made to the contract reduced by an adjustment for withdrawals; or

3)	the highest anniversary value reduced by an adjustment for withdrawals and increased by any purchase payments.

The Highest Anniversary Value.   When we issue your contract your initial highest anniversary value is equal to your initial purchase payment.

On each contract anniversary prior to age 80 the highest anniversary value will be recalculated and set to equal the greater of:

a)	the most recently calculated highest anniversary value; or

b)	your contract value on the date of the recalculation.

Age 80 refers to the oldest owner’s age or, if the owner is a non-natural person, the oldest annuitant’s age.

On dates other than the contract anniversary we will recalculate the highest anniversary value each time you make a purchase payment or a withdrawal. We will increase it by any purchase payments and reduce it by an adjustment for any withdrawals.

At age 80 and above, the highest anniversary value will no longer change and will remain as last calculated except we will increase it if you make subsequent purchase payments and we will adjust it for any subsequent withdrawals. Age 80 refers to the oldest owner’s age or, if the owner is a non-natural person, the oldest annuitant’s age.

References to Age.  Age is as of the nearest birthday. For example, age 80 is generally the period of time between age 79 years, 6 months and 1 day and age 80 and 6 months. See “Age.”

Adjustment for Withdrawals.  When we adjust purchase payments for subsequent withdrawals we look at the withdrawal amount, divide it by your contract value just prior to the withdrawal and then multiply that by the most recently adjusted purchase payments prior to the withdrawal.

When we adjust the highest anniversary value for subsequent withdrawals we look at the withdrawal amount, divide it by your contract value just prior to the withdrawal and then multiply that by the most recently calculated highest anniversary value.

We consider requests to apply part of your contract value to an annuity option as a withdrawal for purposes of calculating the death benefit amount.

Charge for This Feature.  We will deduct a quarterly charge for the ratchet death benefit from your contract value. This charge is currently 0.25% on an annual basis of the daily value of your contract value allocated to the funds and the fixed accounts, unless that charge exceeds the maximum charge, in which case the charge is the maximum charge. We will deduct this charge proportionately from the funds and the fixed accounts you have selected. This charge is guaranteed not to exceed the maximum charge. The maximum charge is a percentage on an annual basis of the daily value of your contract value allocated to the funds. The percentage is based on your age when the contract was issued: 0.35% age 60 or younger; 0.50% age 61 through age 70; or 0.70% age 71 or older.

Death Benefit Payment Options During the Accumulation Phase.  The availability of certain death benefit options for tax-qualified contracts may be limited in order to comply with the required minimum distribution rules.

A beneficiary must elect to receive the death benefit under one of the following payment options, in the event you die during the accumulation phase.

Option 1 – lump sum payment of the death benefit; or

Option 2 – the payment of the entire death benefit within 5 years of the date of death; or

Option 3 – payment of the death benefit under an annuity option over the lifetime of the beneficiary or over a period not extending beyond the life expectancy of the beneficiary with distribution beginning within 1 year of the date of your death or any joint owner.

Additional Option for a Spouse Who is the Sole Primary Beneficiary.  In addition to options 1, 2 and 3, a surviving spouse who is the sole primary beneficiary under a contract that is either non-qualified or held as a traditional or Roth IRA may elect a lump sum payment of the death benefit, apply the death benefit to an annuity option or continue the contract. Generally, if the contract is continued then: 1) the initial value will equal the death benefit amount payable; 2) all applicable contract features and benefits will be in the surviving spouse’s name; and 3) the surviving spouse will exercise all of the contract owner’s rights under the contract. Exceptions are as follows: a) if at the time the owner purchased the contract the surviving spouse was over the maximum contract issue age, then the contract cannot be continued; b) if at the time the owner purchased the contract the surviving spouse was over the maximum allowable age for electing a certain feature, then the feature is not available for continuance. An election to continue the contract can only be made once while the contract is in effect.

Lump Sum Payment.  If a lump sum payment is requested, we will pay the amount within 7 calendar days after we receive proof of death and election of the payment method at our Service Center unless we are required to suspend or delay payment. Payment to the beneficiary, in any form other than a lump sum, may only be elected during the 60-day period beginning with the date of receipt by us of proof of death.

Benefit Management Account.  For lump sum payments of at least $10,000, your beneficiary may elect to receive the death benefit by establishing an interest-bearing draft account called the Benefit Management Account (BMA). We periodically set the interest rate we credit to the BMA. That rate will not be less than the minimum guaranteed interest rate provided under the account. We will send a draftbook to the beneficiary who will have access to all the monies in the account, including interest, by writing a draft for all or part of the proceeds. Our drafts are similar to checks. The minimum draft amount is $250. If the account balance falls below $1,000, the BMA will be closed automatically and a check for the remaining balance, including interest, will be sent to the beneficiary. The beneficiary may close the BMA at any time. No deposits may be paid into the BMA. The BMA is part of our general account and is subject to the claims of our creditors. The BMA is not a bank account or bank deposit and is not insured by the Federal Deposit Insurance Corporation. We may make a profit on amounts left in the BMA. If the contract has been assigned, the BMA is not available for the assignee’s portion of the death benefit. The BMA may not be available in all states. We reserve the right to make changes in the terms and conditions of the BMA. Election of the BMA shall be treated as an election of a lump sum for tax reporting purposes under Internal Revenue Code Section 72(s). Any interest paid on amounts in the BMA is taxable as ordinary income in the year such interest is credited.

Beneficiary IRA Election.  Beneficiary, Inherited, Legacy or “Stretch” IRAs are all terms used to describe an IRA that is used exclusively to distribute death proceeds of an IRA or other qualified investment to the beneficiary over that beneficiary’s life expectancy in order to meet the required minimum distribution (RMD) rules. Upon the contract owner’s death under an IRA or other qualified contract, a beneficiary(ies) may generally establish a Beneficiary IRA by either purchasing a new annuity contract or in some circumstances, by electing the Beneficiary IRA payout option under the current contract. Until withdrawn, amounts in a Beneficiary IRA or other qualified contract continue to be tax deferred. Amounts withdrawn each year, including amounts that are required to be withdrawn under the RMD rules, are subject to tax.

Eligibility Requirements/Restrictions:

If a beneficiary(ies) elects to establish a Beneficiary IRA after the death of the contract owner, the following rules apply:

1)	Any withdrawals under a new Beneficiary IRA contract in excess of the RMD may be subject to a contingent deferred sales charge as indicated by the terms of the contract purchased.

2)	For existing annuity contracts with single beneficiaries issued by us or one of our affiliates, the beneficiary will have the option of electing a Beneficiary IRA payout option under the current contract or establishing a Beneficiary IRA by purchasing a new annuity contract issued by us or one of our affiliates. Should the beneficiary decide to elect the Beneficiary IRA payout option under the current contract, any withdrawals in excess of the RMD will not be subject to a contingent deferred sales charge.

3)	For existing annuity contracts with multiple beneficiaries issued by us or one of our affiliates, a beneficiary wishing to establish a Beneficiary IRA funded by an annuity contract issued by us or one of our affiliates must purchase a new annuity contract.

4)	If the existing contract was issued by a company other than us or one of our affiliates, those beneficiaries wishing to establish a Beneficiary IRA funded by an annuity contract issued by us or one of our affiliates must purchase a new annuity contract.

5)	The source of funds to be invested must be from a traditional IRA, SEP IRA, SIMPLE IRA, Beneficiary IRA, TSA, 401(a) or a Qualified Employee Plan (includes Pension Plan, Money Purchase Pension Plan, Profit Sharing Plan, Keogh (HR10), Target Benefit Plan).

6)	Joint ownership of a Beneficiary IRA is not allowed.

7)	The annuity contract will be titled in the beneficiary’s name as beneficiary for the deceased contract owner.

8)	For non-spousal Beneficiary IRAs, RMDs must begin by December 31st of the year following the year of the date of the contract owner’s death. For spousal Beneficiary IRAs, RMDs may be deferred until April 1st of the year following the year the original owner would have attained age 70 ½. The RMD amount will generally be calculated based on the beneficiary’s life expectancy and will be withdrawn on a proportional basis from all investment accounts in which funds are invested. If the original contract owner died after attaining age 70 ½ and was younger than the beneficiary, the RMD amount may be calculated based on the original contract owner’s life expectancy in the year of his or her death. If there is a Beneficiary IRA previously established with another carrier and an RMD is required in the current calendar year, we will process the RMD. If however, an RMD is not required in the current calendar year, an RMD will not be processed until the year it is required.

9)	The contract value at time of issue will be equal to either the death benefit that would have been payable to the beneficiary if a lump sum distribution had been elected, or the contract value of an existing Beneficiary IRA that is being transferred to a new MassMutual annuity.

10)	Additional contributions cannot be applied to the Beneficiary IRA.

11)	Upon the death of the annuitant of the Beneficiary IRA, a death benefit, under the terms of the contract, will be paid to the succeeding beneficiary in a lump sum or over the annuitant’s remaining life expectancy as determined by the applicable IRS table. The annuitant may not be changed on a Beneficiary IRA.

12)	If a Beneficiary IRA is established with a new annuity contract or as a payout option under the current contract, the following optional features, generally available under certain contracts, are unavailable: MassMutual Lifetime Income Protector, the Guaranteed Minimum Accumulation Benefit, the Guaranteed Minimum Withdrawal Benefit, the Basic Guaranteed Minimum Income Benefit (Basic GMIB) and the Guaranteed Minimum Income Benefits called MassMutual Guaranteed Income Plus 5 (GMIB 5) and MassMutual Guaranteed Income Plus 6 (GMIB 6).

13)	Additional rules may apply. Please consult your registered representative for further information.

14)	We have the right to modify, suspend or terminate the Beneficiary IRA program at any time without prior notification.

Beneficiaries should consult a qualified tax adviser for advice prior to establishing a Beneficiary IRA.

Death of Contract Owner During the Income Phase.  If you or the joint owner dies during the income phase, but the annuitant is still alive, we will pay the remaining payments under the annuity option elected at least as rapidly as under the method of distribution in effect at the time of your death.

Death of Annuitant.  If the annuitant, who is not the owner or joint owner, dies during the accumulation phase, you can name a new annuitant subject to our approval. If you do not name an annuitant within 30 days of the death of the annuitant, you will become the annuitant. However, if the owner is a non-natural person we will treat the death of the annuitant as the death of the owner, and you may not name a new annuitant.

Upon the death of the annuitant on or after the annuity date, the death benefit, if any, is as specified in the annuity option elected. We will pay death benefits at least as rapidly as under the method of distribution in effect at the annuitant’s death.

Taxes

We have prepared the following information on federal taxes as a general discussion of the subject. This information is not written or intended as specific tax advice and may not be relied on for purposes of avoiding any federal tax penalties. You should consult a tax adviser about your own circumstances.

Taxation of the Company.  C.M. Life is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended (Code). For federal income tax purposes, the separate account is not a separate entity from C.M. Life, and its operations form a part of C.M. Life.

Annuities in General.  Annuity contracts are a means of both setting aside money for future needs – usually retirement – and for providing a mechanism to administer the payout of those funds. Congress recognized how important providing for retirement was and created special rules in the Code for annuities. Simply stated, these rules provide that you will generally not be taxed on the earnings on the money held in your annuity contract until you take the money out. This is referred to as tax deferral.

Diversification.  Code Section 817(h) imposes certain diversification standards on the underlying assets of variable annuity contracts. The Code provides that a variable annuity contract will not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not, in accordance with regulations prescribed by the United States Treasury Department, adequately diversified. Disqualification of the contract as an annuity contract would result in a loss of tax deferral, meaning the imposition of federal income tax to the owner with respect to earnings under the contract prior to the receipt of payments under the contract. We intend that all investment portfolios underlying the contracts will be managed in such a manner as to comply with these diversification requirements.

Investor Control of Assets.  For variable annuity contracts, tax deferral also depends on the insurance company, and not you, having control of the assets held in the separate accounts. You can transfer among the sub-accounts of the separate account to another but cannot direct the investments each underlying fund makes. If you have too much investor control of the assets supporting the separate account funds, then you will be taxed on the gain in the contract as it is earned rather than when it is withdrawn. The Internal Revenue Service (IRS) has provided some recent guidance on investor control by issuing Revenue Rulings 2003-91 and 2003-92, but some issues remain unclear. One unanswered question is whether an owner will be deemed to own the assets in the contract if the variable contract offers too large a choice of funds in which to invest, and if so, what that number might be. We do not know if the IRS will issue any further guidance on this question. We do not know if any guidance would have a retroactive effect. Consequently, we reserve the right to modify the contract, as necessary, so that you will not be treated as having investor control of the assets held under the separate account.

Non-Qualified Contracts.  Your contract is referred to as a non-qualified contract if you purchase the contract as an individual and not under a qualified plan such as an Individual Retirement Annuity (IRA), Roth IRA, tax-sheltered annuity plan (TSA or TSA plan), corporate pension and profit-sharing plan (including 401(k) plans and H.R. 10 plans), or a Governmental 457(b) plan.

Qualified Contracts.  Your contract is referred to as a qualified contract if it is purchased under a qualified retirement plan (qualified plan) such as an Individual Retirement Annuity (IRA), Roth IRA, tax-sheltered annuity plan (TSA or TSA plan), corporate pension and profit-sharing plan (including 401(k) plans and H.R. 10 plans), or a Governmental 457(b) plan. Qualified plans are subject to various limitations on eligibility, contributions, transferability and distributions based on the type of plan. The tax rules regarding qualified plans are very complex and will have differing applications depending on individual facts and circumstances. You should consult a tax adviser as to the tax treatment and suitability of such an investment.

Taxation of participants in each qualified plan varies with the type of plan and terms and conditions of each specific plan. Owners, annuitants and beneficiaries are cautioned that benefits under a qualified plan may be subject to the terms and conditions of the plan regardless of the terms and conditions of the contracts issued pursuant to the plan. Some retirement plans are subject to distribution and other requirements that are not incorporated into our administrative procedures. Owners, participants and beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the contracts comply with applicable law.

Contracts issued under a qualified plan include special provisions restricting contract provisions that may otherwise be available as described in this prospectus. Generally, contracts issued under a qualified plan are not transferable. Various penalty and excise taxes may apply to contributions or distributions made in violation of applicable limitations. Furthermore, certain withdrawal penalties and restrictions may apply to distributions from qualified contracts. See “Taxes – Taxation of Qualified Contracts.”

Eligible rollover distributions from an IRA, TSA, tax-qualified plan or governmental 457(b) deferred compensation plan may be rolled over into another IRA, TSA, tax-qualified plan or governmental 457(b) deferred compensation plan, if permitted by the plan.

On July 6, 1983, the Supreme Court decided in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employer’s deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women. The contracts we sell in connection with qualified plans use annuity tables which do not differentiate on the basis of sex. Such annuity tables are also available for use in connection with certain non-qualified deferred compensation plans.

Following are general descriptions of the types of qualified plans with which the contracts may be used. Such descriptions are not exhaustive and are for general informational purposes only. The tax rules regarding qualified plans are very complex and will have differing applications depending on individual facts and circumstances. You should consult a tax adviser as to the tax treatment and suitability of your investment.

Individual Retirement Annuities.  Code Section 408(b) permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity (IRA). IRAs are subject to limitations on eligibility, contributions, transferability and distributions. See “Taxes – Taxation of Qualified Contracts.” For 2012, IRA contributions are limited to the lesser of $5,000 or 100% of compensation, and an additional catch-up contribution of $1,000 is available for individuals age 50 and over. Contributions are deductible, unless you are an active participant in a qualified plan and your modified adjusted gross income exceeds certain limits. Contracts issued for use with IRAs are subject to special requirements by the Code, including the requirement that certain informational disclosure be given to persons desiring to establish an IRA. You should consult a tax adviser as to the tax treatment and suitability of such an investment.

Roth IRAs.  Code Section 408A permits eligible individuals to contribute to a non-deductible IRA, known as a Roth IRA. Roth IRAs are subject to limitations on eligibility, contributions, transferability and distributions. For 2012, Roth IRA contributions are limited to the lesser of $5,000 or 100% of compensation, and an additional catch-up contribution of $1,000 is available for individuals age 50 or over. The maximums are decreased by any contributions made to a traditional IRA for the same tax year. Lower maximum Roth IRA contribution limits apply to individuals whose modified adjusted gross income exceeds certain limits. Amounts may be rolled over from one Roth IRA to another Roth IRA. Furthermore, an individual may make a rollover contribution from a non-Roth IRA to a Roth IRA, known as a conversion. The individual must pay tax on any portion of the IRA being rolled over that represents income or previously deductible IRA contributions. You should consult a tax adviser as to the tax treatment and suitability of such an investment.

Corporate Pension and Profit Sharing Plans.  Code Sections 401(a) and 401(k) permit employers to establish various types of retirement plans for employees. Contributions made to the plan for the benefit of the employees and the earnings on those contributions are generally not included in gross income of the employees until distributed from the plan. The tax consequences to participants may vary depending upon the particular plan design. In general, annual contributions made by an employer and employee to a defined contribution plan may not exceed the lesser of i) $50,000 or ii) 100% of compensation or earned income (a maximum of $250,000 of compensation may be considered). An employee’s elective salary reduction contributions under a cash or deferred arrangement (i.e. a 401(k) plan) are limited to $17,000, with an additional catch-up contribution of up to $5,500 available for eligible participants age 50 or over. Defined benefit plans are limited to contributions necessary to fund a promised level of benefit. For 2012, the annual benefit under a defined benefit plan is limited to i) 100% of compensation for a participant’s highest three years or ii) $200,000. Plans are subject to additional restrictions, including on such items as: the form, manner and timing of distributions; transferability of benefits; vesting and nonforfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. See “Taxes – Taxation of Qualified Contracts.” You should consult a tax adviser as to the tax treatment and suitability of such an investment.

H.R. 10 Plans.  Code Section 401(a) permits self-employed individuals to establish qualified plans for themselves and their employees, commonly referred to as “H.R.10” or “Keogh” plans. Contributions made to the plan for the benefit of the employees and the earnings on those contributions are generally not included in gross income of the employees until distributed from the plan. The tax consequences to participants may vary depending upon the particular plan design. In general, H.R. 10 Plans are subject to the same restrictions as Corporate Pension and Profit Sharing Plans (see “Taxes – Qualified Contracts – Corporate Pension and Profit Sharing Plans”), including limitations on eligibility, participation, contributions, time and manner of distributions, transferability and taxation of distributions. See “Taxes – Taxation of Qualified Contracts.” You should consult a tax adviser as to the tax treatment and suitability of such an investment.

Tax-Sheltered Annuities.  Code Section 403(b) permits certain eligible employers to purchase annuity contracts, known as Tax-Sheltered Annuities (TSAs) under a section 403(b) program. Eligible employers are organizations that are exempt from tax under Code Section 501(c)(3) and public educational organizations. Contributions made to a TSA and the earnings on those contributions are generally not included in gross income of the employee until distributed from the plan. TSAs are subject to limitations on contributions, which may be made as “elective deferrals” (contributions made pursuant to a salary reduction agreement) or as non-elective or matching contributions by an employer. In general, annual contributions made by an employer and employee to a TSA may not exceed the lesser of i) $50,000 or ii) 100% of includible compensation (a maximum of $250,000 of includible compensation may be considered). An employee’s elective salary reduction contributions are limited to $17,000. In addition, certain catch-up contributions may be made by eligible participants age 50 or over and those with 15 or more years of service with the same employer. TSAs are subject to additional restrictions, including on such items as: the form, manner and timing of distributions; transferability of benefits; vesting and nonforfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. See “Taxes – Tax-Sheltered Annuities Taxation and Withdrawal Restrictions.” You should consult a tax adviser as to the tax treatment and suitability of such an investment.

Taxation of Non-Qualified Contracts.  You, as the owner of a non-qualified annuity, will generally not be taxed on any increases in the value of your contract until a distribution occurs. There are different rules as to how you are taxed depending on whether the distribution is a withdrawal or an annuity payment.

Withdrawals.  The Code generally treats any withdrawal 1) allocable to purchase payments made after August 13, 1982 in an annuity contract entered into prior to August 14, 1982 and 2) from an annuity contract entered into after August 13, 1982, as first coming from earnings and then from your purchase payments. The withdrawn earnings are subject to tax as ordinary income.

Annuity Payments.  Annuity payments occur as the result of the contract reaching its annuity start date. A portion of each annuity payment is treated as a partial return of your purchase payments and is not taxed. The remaining portion of the annuity payment is treated as ordinary income. The annuity payment is divided between these taxable and non-taxable portions based on the calculation of an exclusion amount. The exclusion amount for payments based on a fixed annuity option is determined by multiplying the payment by the ratio that the cost basis of the contract (adjusted for any period certain or refund feature) bears to the expected return under the contract. The exclusion amount for payments based on a variable annuity option is determined by dividing the cost basis of the contract (adjusted for any period certain or refund guarantee) by the number of years over which the annuity is expected to be paid. Annuity payments received after you have recovered all of your purchase payments are fully taxable.

The Code also provides that any amount received (both annuity payments and withdrawals) under an annuity contract which is included in income may be subject to a tax penalty. The amount of the penalty is an additional tax equal to 10% of the amount that is includible in income. Some withdrawals will be exempt from the penalty. They include any amounts:

1)	paid on or after you reach age 59 1/2;

2)	paid to your beneficiary after you die;

3)	paid if you become totally disabled (as that term is defined in the Code);

4)	paid in a series of substantially equal periodic payments made annually (or more frequently) for your life or life expectancy or for the joint lives or joint life expectancies of you and your designated beneficiary;

5)	paid under an immediate annuity; or

6)	which come from purchase payments made before 8/14/1982.

With respect to (4) above, if the series of substantially equal periodic payments is modified before the later of your attaining age 59 1/2 or 5 years from the date of the first periodic payment, then the tax for the year of the modification is increased by an amount equal to the tax which would have been imposed (the 10% tax penalty), but for the exception, plus interest for the tax years in which the exception was used. The rules governing substantially equal periodic payments are complex. You should consult a tax adviser for more specific information.

Multiple Contracts.  The Code provides that multiple non-qualified annuity contracts which are issued within a calendar year to the same owner by one company or its affiliates are treated as one annuity contract for purposes of determining the tax consequences of any distribution. Such treatment may result in adverse tax consequences including more rapid taxation of the distributed amounts from such combination of contracts. This rule does not apply to immediate annuities.

Tax Treatment of Assignments.  An assignment or pledge of a contract may be a taxable event. You should consult a tax adviser if you wish to assign or pledge your contract. Annuity contracts issued after April 22, 1987 that are transferred for less than full and adequate consideration (including gifts) are subject to tax to the extent of gain in the contract. This does not apply to transfers between spouses or certain transfers incident to a divorce under Code Section 1041.

Distributions After Death of Owner.  In order to be treated as an annuity contract for federal income tax purposes, Code Section 72(s) requires any non-qualified contract to contain certain provisions specifying how your interest in the contract will be distributed in the event of the death of an owner of the contract. Specifically, Code Section 72(s) requires that a) if any owner dies on or after the annuity start date, but prior to the time the entire interest in the contract has been distributed, the entire interest in the contract will be distributed at least as rapidly as under the method of distribution being used as of the date of such owner’s death; and b) if any owner dies prior to the annuity start date, the entire interest in the contract will be distributed within five years after the date of such owner’s death. These requirements will be considered satisfied as to any portion of an owner’s interest which is payable to or for the benefit of a designated beneficiary and which is distributed over the life of such designated beneficiary or over a period not extending beyond the life expectancy of that beneficiary, provided that such distributions begin within one year of the owner’s death. The designated beneficiary refers to a natural person designated by the owner as a beneficiary and to whom ownership of the contract passes by reason of death. However, if the designated beneficiary is the surviving spouse of the deceased owner, the contract may be continued with the surviving spouse as the new owner. The non-qualified contracts contain provisions that are intended to comply with these Code requirements, although no regulations interpreting these requirements have yet been issued. We intend to review such provisions and modify them if necessary to assure that they comply with the applicable requirements when such requirements are clarified by regulation or otherwise.

Taxation of Qualified Contracts.  If you have no cost basis for your interest in a qualified contract, the full amount of any distribution is taxable to you as ordinary income. If you do have a cost basis for all or some of your interest, a portion of the distribution is taxable, generally based on the ratio of your cost basis to your total contract value. Special tax rules may be available for certain distributions from a qualified plan.

Code Section 72(t) imposes a 10% penalty tax on the taxable portion of any distribution from qualified plans, including contracts issued and qualified under Code Sections 401 (pension and profit sharing plans), 403 (TSAs), 408 (IRAs), and 408A (Roth IRAs). Exceptions from the penalty tax are as follows:

1)	distributions made on or after you reach age 59 1/2;

2)	distributions made after your death;

3)	distributions made that are attributable to the employee being disabled as defined in the Code;

4)	after severance from employment, distributions that are part of a series of substantially equal periodic payments made not less frequently than annually for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your designated beneficiary (in applying this exception to distributions from IRAs, a severance of employment is not required);

5)	distributions made after severance from employment if you have reached age 55 (not applicable to distributions from IRAs);

6)	distributions made to you up to the amount allowable as a deduction to you under Code Section 213 for amounts you paid during the taxable year for medical care;

7)	distributions made on account of an IRS levy made on a tax-qualified retirement plan or IRA;

8)	distributions made to an alternate payee pursuant to a qualified domestic relations order (not applicable to distributions from IRAs);

9)	distributions from an IRA for the purchase of medical insurance (as described in Code Section 213(d)(1)(D)) for you and your spouse and dependents if you received unemployment compensation for at least 12 weeks and have not been re-employed for at least 60 days;

10)	certain qualified reservist distributions;

11)	distributions from an IRA to the extent they do not exceed your qualified higher education expenses (as defined in Code Section 72(t)(7)) for the taxable year; and

12)	distributions from an IRA which are qualified first-time homebuyer distributions (as defined in Code Section 72(t)(8)).

With respect to (4) above, if the series of substantially equal periodic payments is modified before the later of your attaining age 59 1/2 or 5 years from the date of the first periodic payment, then the tax for the year of the modification is increased by an amount equal to the tax which would have been imposed (the 10% penalty tax) but for the exception, plus interest for the tax years in which the exception was used. The IRS has indicated that a modification will occur if, after the first valuation date there is i) any addition to the account balance other than gains or losses, ii) any non-taxable transfer of a portion of the account balance to another retirement plan, or iii) a rollover by the taxpayer of the amount received resulting in such amount not being taxable. The rules governing substantially equal periodic payments are complex. You should consult a tax adviser or IRS Revenue Ruling 2002-62 for more specific information.

Tax-Sheltered Annuities Taxation and Withdrawal Restrictions.  Recently issued IRS regulations make significant changes to the requirements that must be met in order for a tax-sheltered annuity (TSA) plan to qualify under Code Section 403(b). Effective January 1, 2009, all TSA plans must have a written plan document which specifies the requirements that each contract must meet in order to be qualified under the plan. In addition, the document must provide a list of the providers and contracts that are permitted to be purchased by TSA plan participants under the plan. TSA plan participants should be aware that if a TSA plan removes the provider or specific contract type that the TSA plan participant owns from its approved list, the TSA plan participant may be restricted from making further salary reduction contributions into that contract. TSA plans also have the right to restrict the ability to take loans and hardship withdrawals from a TSA contract. Because a plan participant may own more than one TSA contract, before we process a transaction we may require the TSA plan to approve the transaction to ensure that rules regarding loans, hardships and distribution restrictions are met. TSA plan participants should contact their individual TSA plan to determine the specific rules that apply to them.

The IRS regulations also make significant changes to Revenue Ruling 90-24 exchanges or transfers. Under the regulations an exchange may only be done when the TSA plan allows TSA exchanges under its plan and the provider of the new TSA contract agrees to share information with the TSA plan to ensure that the requirements of the TSA plan are met. Given this restriction, before a TSA exchange is processed, the TSA plan is required to approve the transaction or provide a list of vendors for which it has an information sharing agreement (ISA). Additionally, because most of the regulations were not effective until 2009, there was great uncertainty about their application to contract exchanges that took place between September 24, 2007 and January 1, 2009. Because of this uncertainty, it is possible that an exchange that took place prior to January 1, 2009 caused a TSA plan participant to incur taxation on the value of the contract. However, it is also possible that such an exchange did not have adverse tax consequences. If a TSA plan participant exchanged a contract to a TSA contract with a provider that does not have an ISA with the TSA plan, the participant had until July 1, 2009 to avoid adverse tax consequences by exchanging the contract for a TSA contract with which the TSA plan does have an ISA.

The Code limits the withdrawal of purchase payments made by TSA plan participants through salary reductions from certain TSAs. Withdrawals of salary reduction amounts and their earnings can be made when a TSA plan participant:

1)	reaches age 59 1/2;

2)	has a severance from employment;

3)	dies;

4)	becomes disabled, as that term is defined in the Code; or

5)	the TSA plan terminates (starting 1/1/2009).

In the case of hardship, the TSA plan participant can only withdraw the purchase payments and not any earnings. The TSA plan participant is required to suspend salary reduction contributions to any other TSA contract for a six-month period following the date of hardship distribution.

TSA contract value as of December 31, 1988 and contract amounts attributable to service with a former employer are not subject to these restrictions. Additionally, return of excess contributions or amounts paid to a spouse as a result of a qualified domestic relations order are not subject to these restrictions.

TSA contracts issued January 1, 2009 and after are subject to distribution restrictions on employer contributions. These restrictions are determined by the TSA plan and can be based on criteria such as completing years of service or attaining a stated age.

Withdrawal Restrictions – Governmental 457(b) Deferred Compensation Contract.  Amounts may not be paid to a participant of a governmental 457(b) deferred compensation plan prior to the participant’s:

•	attainment of age 70 1/2;

•	severance from employment;

•	incurring an unforeseeable emergency; or

•	compliance with a qualified domestic relations order (QDRO).

In certain circumstances, amounts may also be distributed upon termination of the deferred compensation plan or if the contract contains $5,000 or less, as provided by the plan.

Governmental 457(b) deferred compensation plans are subject to the required minimum distribution rules of Code Section 401(a)(9). The sections of this prospectus related to qualified contracts contain more detailed information regarding these rules.

Required Distributions.  For non-qualified contracts, the Code provides that a contract will not be treated as an annuity for federal tax purposes unless it contains specific distribution provisions to apply upon the contract owner’s death. Generally the rules provide that if the owner dies after payments have begun, the remaining interest in the contract will be distributed at least as rapidly as the method in effect at the owner’s death. If the owner dies before payments have begun, the remaining interest will be distributed within 5 years or over the life of the designated beneficiary. We will administer the contract in order to comply with these rules.

For qualified contracts, distributions generally must begin no later than April 1st of the calendar year following the later of a) the year in which you attain age 70 1/2 or b) the calendar year in which you retire. The date set forth in (b) does not apply to an IRA. Required distributions generally must be over a period not exceeding your life or life expectancy or the joint lives or joint life expectancies of you and your designated beneficiary. Upon your death, additional distribution requirements are imposed. If your contract has not entered the income phase and your death occurs after your required beginning date, distributions must be made at least as rapidly as under the method in effect at the time of your death or over the life or life expectancy of the designated beneficiary. If your contract has not entered the income phase and your death occurs before your required beginning date, the remaining interest must be distributed within 5 years or over the life or life expectancy of the designated beneficiary. If your death occurs after your contract has entered the income phase, distributions must be made at least as rapidly as under the method in effect at the time of your death. If required minimum distributions are not made, a 50% penalty tax is imposed on the amount that should have been distributed.

The Regulations under Code Section 401(a)(9) include a provision that could increase the dollar amount of required minimum distributions for individuals who fund their IRA or tax-qualified retirement plan with an annuity contract. During the accumulation phase of the annuity contract, Treasury Regulations Section 1.401(a)(9)-6, Q&A-12 requires that individuals add the actuarial present value of any additional benefits provided under the annuity (such as certain living or death benefits) to the dollar amount credited to the owner or beneficiary under the contract in order to determine the fair market value of the contract. A larger fair market value will result in the calculation of a higher required minimum distribution amount. You should consult a tax adviser to determine how this may impact your specific circumstances.

Taxation of Death Benefit Proceeds.  Amounts may be distributed from a contract because of your death or the death of the annuitant. Generally, such amounts are includible in the income of the recipient as follows: i) if distributed in a lump sum, they are taxed in the same manner as a full withdrawal of the contract, or ii) if distributed under a payout option, they are taxed in the same way as annuity payments.

Section 1035 Tax Free Exchanges.  Code Section 1035 provides that a life insurance, endowment, or annuity contract may be exchanged for an annuity contract on a tax free basis. When this type of exchange occurs, the gain in the original contract is preserved in the new contract by transferring the cost basis under the original contract to the new contract. The IRS has provided guidance on the partial exchange of an annuity contract for another annuity contract. According to the guidance, partial exchanges occurring on or after October 24, 2011 will be tax free if no distribution takes place from either contract within 180 days after the exchange. If a distribution occurs within 180 days after the exchange, the IRS will apply general tax principles to determine the tax treatment of the transfer. The limitation on distributions within 180 days does not apply to annuity payments that are based on life expectancy or on a period certain of 10 or more years. You should consult a tax adviser before entering into any 1035 exchange.

Partial exchanges which occurred prior to October 24, 2011 were subject to more restrictive guidance. You should consult a tax adviser if you have questions regarding the taxation of a prior exchange.

Beginning January 1, 2010, the Pension Protection Act of 2006 permits the exchange of an annuity contract for a qualified long-term care contract to qualify as a tax free 1035 exchange. However, if an annuity contract has entered the income phase, there is uncertainty and a lack of guidance regarding whether the exchange can qualify. Therefore, if an annuity contract has entered the income phase and the contract or the resulting payments are exchanged for a qualified long-term care contract, we will not treat that as a tax free 1035 exchange.

Income Tax Reporting and Withholding.  Federal law requires that we file an information return on Form 1099-R with the IRS (with a copy to you) reporting any taxable amounts paid to you under the annuity contract. By January 31st of the calendar year following the year of any payment(s), we will issue the Form 1099-R to the owner of the annuity contract. Following the death of the owner the Form 1099-R will be sent to each beneficiary who receives a payment under the contract.

The portion of any distribution that is includible in the gross income of the owner is subject to federal income tax withholding. The amount of the withholding depends on the type of distribution. Withholding for periodic payments is at the same rate as wages and at the rate of 10% from non-periodic payments. However, the owner, in most cases, may elect not to have taxes withheld or to have withholding done at a different rate (but not lower). Distributions from certain retirement plans, excluding IRAs, that are not directly rolled over to another eligible retirement plan or IRA, are subject to a mandatory 20% withholding. The 20% withholding requirement generally does not apply to a) a series of substantially equal payments made at least annually for i) the life or life expectancy of the owner, or joint and last survivor expectancy of the owner and a designated beneficiary, or ii) for a specified period of 10 years or more; b) distributions which are required minimum distributions; or c) hardship distributions from a 401(k) plan or a tax-sheltered annuity. You should consult a tax adviser regarding withholding requirements.

Generation Skipping Transfer Tax Withholding.  Under certain circumstances, the Code may impose a generation skipping transfer tax when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the owner. Regulations issued under the Code may require us to deduct the tax from your contract, or from any applicable payment, and pay it directly to the IRS.

Medicare Hospital Insurance Tax.  Effective for tax years beginning after December 31, 2012, the Medicare Hospital Insurance Tax that currently applies to individuals as a percentage of their wages or self-employment income will also apply, at a rate of 3.8%, to all or part of a taxpayer’s “net investment income” when certain income thresholds are met. “Net investment income” is defined to include, among other things, non-qualified annuities and net gain attributable to the disposition of property. The impact of these changes is not entirely clear, and the IRS and Treasury Department have not yet issued guidance regarding this new tax as it applies to annuities and life insurance contracts. You should consult a tax adviser as to the potential impact of the Medicare Hospital Insurance Tax on your contract. (The 3.8% tax, with respect to “net investment income,” is known as the “Unearned Income Medicare Contribution.”)

Non-Resident Aliens.  Generally, a pre-death distribution from a contract to a non-resident alien is subject to federal tax withholding at a rate of 30% of the amount of income that is distributed. A non-resident alien is a person who is neither a citizen, nor a resident, of the United States of America (U.S.). We are required to withhold the tax and send it to the IRS. Some distributions to non-resident aliens may be subject to a lower (or no) tax if a treaty applies. In order to obtain the benefits of such a treaty, the non-resident alien must claim the treaty benefit on Form W-8BEN, providing us with 1) proof of residency (in accordance with IRS requirements), and 2) a U.S. individual taxpayer identification number. If the non-resident alien does not meet the above conditions, we will withhold 30% of the income from the distribution.

Same-Sex Marriage.  Certain states treat individuals in a same-sex marriage, civil union or domestic partnership as spouses for purposes of state law. However, current federal income tax law only recognizes spouses if they are married individuals of the opposite sex. Consequently, certain transactions such as a change of ownership or continuation of the contract after death will be reported as taxable if the individuals involved in the transaction are of the same sex, despite their treatment as spouses under state law. You should consult a tax adviser to determine proper federal and state tax treatment of any of the transactions described above.

Non-Natural Owner.  When a non-qualified contract is owned by a non-natural person (e.g., a corporation, limited liability company, partnership or certain other entities) the contract will generally not be treated as an annuity for tax purposes. This treatment is not generally applied to a contract held by a trust or other entity as an agent for a natural person. This treatment also does not apply to a contract that qualifies as an immediate annuity. Before purchasing a contract to be owned by a non-natural person or changing ownership on an existing contract that will result in it being owned by a non-natural person, you should consult a tax adviser to determine the tax impact.

State versus Federal Tax.  On June 7, 2001, President Bush signed into law the Economic Growth and Tax Relief Reconciliation Act of 2001 (EGTRRA). Some of EGTRRA’s provisions include increased contribution limits for tax-qualified retirement plans, catch-up contribution limits for eligible participants and enhanced rollover opportunities. It is important to note that some states do not automatically conform their state income tax codes to reflect changes to the federal income tax code. Consequently, these states will not follow the provisions enacted by EGTRRA until they conform their income tax codes to the federal code. This nonconformity may result in state income tax consequences to participants of qualified retirement arrangements. Accordingly, participants of qualified retirement arrangements should consult a tax adviser to determine whether any adverse state income tax consequences would result from their compliance with EGTRRA’s provisions.

Other Information

Terminal Illness Benefit

In most states, you may elect to receive payment under your Terminal Illness Benefit. We will require written proof that you are terminally ill and not expected to live more than 12 months. This proof will include certification by a licensed medical practitioner performing within the scope of his/her license. You may not be the licensed medical practitioner, nor can the medical practitioner be your parent, spouse or child. We may also impose additional requirements.

We will determine the amount of payment when we receive your written request. The Terminal Illness Benefit will equal the death benefit we would pay out on your contract. Payment of the Terminal Illness Benefit will terminate the contract. If joint owners are named, we will use the age of the oldest to determine the Terminal Illness Benefit. If the contract is owned by a non-natural person, the Terminal Illness Benefit applies to the annuitant.

Distribution

The contracts were sold by both registered representatives of MML Investors Services, LLC (MMLIS), a subsidiary of MassMutual, and by registered representatives of other broker-dealers who have entered into distribution agreements with MML Distributors, LLC (MML Distributors), a subsidiary of MassMutual. MML Investors Services, LLC was formerly known as MML Investors Services, Inc. Pursuant to separate underwriting agreements with C.M. Life and the separate account, MMLIS serves as principal underwriter of the contracts sold by its registered representatives and MML Distributors serves as principal underwriter of the contracts sold by registered representatives of other broker-dealers who have entered into distribution agreements with MML Distributors.

Both MMLIS and MML Distributors are registered with the Securities and Exchange Commission as broker-dealers under the Securities Exchange Act of 1934 and are members of the Financial Industry Regulatory Authority (FINRA). Commissions for sales of the contract by MMLIS registered representatives are paid on behalf of MMLIS to its registered representatives. Commissions for sales of the contract by registered representatives of other broker-dealers are paid on behalf of MML Distributors to those broker-dealers. MMLIS and MML Distributors also receive compensation for their actions as principal underwriters of the contracts.

Additional Compensation Paid to MMLIS.  Most MMLIS registered representatives are also MassMutual insurance agents, and as such, are eligible for certain cash and non-cash benefits from MassMutual. Cash compensation includes bonuses and allowances based on factors such as sales, productivity and persistency. Non-cash compensation includes various recognition items such as prizes and awards as well as attendance at, and payment of the costs associated with attendance at, conferences, seminars and recognition trips. Sales of this contract may help these registered representatives and their supervisors qualify for such benefits.

Additional Compensation Paid to Certain Broker-Dealers.  We and MML Distributors make additional commission payments to certain broker-dealers in the form of asset-based payments and sales-based payments. We also make cash payments and non-cash payments to certain broker-dealers. The asset-based and sales-based payments are made to participate in those broker-dealers’ preferred provider programs or marketing support programs, or to otherwise promote this contract. Asset-based payments are based on the value of the assets in the MassMutual contracts sold by that broker-dealer. Sales-based payments are paid on each sale of the contract and each subsequent purchase payment applied to the contract. Cash payments are made to attend sales conferences and educational seminars sponsored by certain broker-dealers. Non-cash payments include various promotional items. The total compensation paid for the sale of this contract, including commissions and cash payments, may range up to 8.0% of purchase payments made to a contract and/or 1.50% of contract value annually. For a list of the broker-dealers to whom we currently pay additional compensation for selling this contract, visit www.massmutual.com/legal/compagreements or call our Service Center at the number shown on page 1 of this prospectus.

The additional compensation arrangements described in the preceding paragraphs are not offered to all broker-dealers and the terms of such arrangements may differ among broker-dealers. Some broker-dealers may receive two or more of these payments. Such payments may give us greater access to the registered representatives of the broker-dealers that receive such compensation or may influence the way that a broker-dealer markets the contract. Any such compensation will be paid by MML Distributors or us and will not result in any additional direct charge to you.

The additional compensation arrangements may provide a registered representative with an incentive to sell this contract over other available variable annuity contracts whose issuers do not provide such compensation or who provide lower levels of such compensation. You may want to take these compensation arrangements into account when evaluating any recommendations regarding this contract. You may contact your broker-dealer or registered representative to find out more information about the compensation they may receive in connection with your purchase of a contract.

We intend to recoup a portion of the cash and non-cash compensation payments that we make through the assessment of certain charges described in this prospectus. We may also use some of the 12b-1 distribution fee payments and other payments that we receive from certain funds to help us make these cash and non-cash payments.

Special Arrangements

For certain group or sponsored arrangements there may be expense savings that could be passed on to the customer because our cost for sales, administration, and mortality generally vary with the size of the customer. We will consider factors such as the size of the group, the nature of the sale, the expected purchase payment volume, and other factors we consider significant in determining whether to reduce charges. Subject to applicable state laws and regulations, we reserve the right to reduce the mortality and expense risk charge, the administrative charge, the annual contract maintenance charge or any other charge that is appropriate to reflect any expense savings. We will make any reductions according to our rules in effect when an application for a contract is approved. We may change these rules from time to time. Any reduction in charges will reflect differences in costs or services, and will not be unfairly discriminatory.

We reserve the right to modify or terminate this arrangement.

Assignment

In certain states, you cannot assign the contract without our approval. We will refuse or accept any request to assign this contract on a non-discriminatory basis. Please refer to your contract.

We must receive written notice of the assignment for any assignment we allow to be binding on us. We will not be liable for any payment or other action we take in accordance with the contract before we receive notice of the assignment. We are not responsible for the validity of an assignment. You may be subject to tax consequences if you assign your contract.

If the contract is issued pursuant to a qualified plan, there may be limitations on your ability to assign the contract. If you assign your contract, your rights may only be exercised with the consent of the assignee of record.

Voting Rights

We are the legal owner of the fund shares. When a fund solicits proxies in conjunction with a vote of shareholders, we are required to obtain, from you and other owners, instructions as to how to vote those shares. When we receive those instructions, we will vote all of the shares for which we have not received voting instructions, in proportion to those instructions. This will also include any shares that we own on our own behalf. This may result in a small number of owners controlling the outcome of the vote. If we determine that we are no longer required to comply with the above, we will vote the shares in our own right.

During the accumulation phase of your contract and while the annuitant is living, we determine the number of shares you may vote by dividing your contract value in each fund, if any, by $100. Fractional shares are counted. During the income phase or after the annuitant dies, we determine the number of shares you may vote based on our liability for future variable monthly annuity payments.

Changes to the Contract

We reserve the right to amend the contract to meet the requirements of applicable federal or state laws or regulations, or as otherwise provided in the contract. We will notify you by written notice of such amendments.

Suspension of Payments or Transfers

We may be required to suspend or postpone payments for withdrawals or transfers from the funds for any period when:

•	the New York Stock Exchange is closed (other than customary weekend and holiday closings);

•	trading on the New York Stock Exchange is restricted;

•	an emergency exists as a result of which disposal of shares of the funds is not reasonably practicable or we cannot reasonably value the shares of the funds; or

•	during any other period when the Securities and Exchange Commission, by order, so permits for your protection.

We reserve the right to defer payment for a withdrawal from The Fixed Account for the period permitted by law but not for more than six months.

If, pursuant to the Securities and Exchange Commission’s rules, a money market fund (Fund) suspends payment of redemption proceeds in connection with a liquidation of the Fund, we will delay payment of any transfer, withdrawal or death benefit from the applicable money market sub-account until the Fund is liquidated.

Termination of Contract

We will terminate your contract upon the occurrence of any of the following events: 1) the date of the last annuity payment; 2) the date payment is made of the entire contract value; 3) the date of the last payment upon death to the last beneficiary; or 4) the date your contract is returned under the right to examine contract provision.

Anti-Money Laundering

Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to reject a purchase payment or block a contract owner’s ability to make certain transactions and thereby refuse to accept any request for transfers, withdrawals, or death benefits, until instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your contract to government regulators.

Our Ability to Make Payments Under the Contract

Our Claims-Paying Ability.  Our “claims-paying ability” is our ability to meet any contractual obligation we have to pay-out amounts under the contract. These amounts include death benefits, annuity payments, withdrawals and any amounts paid out through the contract’s additional features. It is important to note that there is no guarantee that we will always be able to meet our claims-paying obligations, and as with any insurance product, there are risks to purchasing this contract. For this reason, you should consider our financial strength and claims-paying ability to meet our obligations under the contract when purchasing a contract and making investment decisions.

Obligations of Our Separate Account.  Contract value you allocate to the funds is maintained in our separate account. Any withdrawals or transfers of contract value from the funds will be taken from the separate account. We cannot use the separate account’s assets to pay any of our liabilities other than those arising from the contracts. See “Investment Choices – The Separate Account.”

Obligations of Our General Account.  Contract value you allocate to the fixed accounts is maintained in our general account. The assets of our general account support our insurance and annuity obligations and are subject to our general liabilities from our business operations and to claims by our creditors. We use general account assets for many purposes including to pay death benefits, annuity payments, withdrawals and transfers from the fixed accounts and to pay amounts we provide to you through an elected additional feature that are in excess of your contract value allocated to the separate account.

Because of exemptive and exclusionary provisions, the general account, unlike the separate account, has not been registered under the Securities Act of 1933 (1933 Act) or the Investment Company Act of 1940 (1940 Act). Because of this, the general account is generally not subject to the provisions of the 1933 Act or the 1940 Act and the Securities and Exchange Commission staff has not reviewed the disclosures in this prospectus that relate to the general account. However, disclosures regarding the general account are subject to certain generally applicable provisions of the federal securities laws that require complete and accurate statements in prospectuses.

Our Financial Statements

We encourage both existing and prospective owners to read and understand our financial statements. Our audited statutory financial statements and those of the separate account are included in the Statement of Additional Information (SAI). You can request an SAI by contacting our Service Center at the number or address on page 1 of this prospectus.

Legal Proceedings

The Company is subject to legal and regulatory actions, including class action lawsuits, in the ordinary course of its business. Our pending legal and regulatory actions include proceedings specific to us, as well as proceedings generally applicable to business practices in the industry in which we operate. From time to time, we also are subject to governmental and administrative proceedings and regulatory inquiries, examinations, and investigations in the ordinary course of our business. In addition, we, along with other industry participants, may occasionally be subject to investigations, examinations, and inquiries (in some cases industry-wide) concerning issues upon which regulators have decided to focus. Some of these proceedings involve requests for substantial and/or unspecified amounts, including compensatory or punitive damages.

While it is not possible to predict with certainty the ultimate outcome of any pending litigation proceeding or regulatory action, management believes, based on information currently known to it, that the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect upon the separate account, the ability of the principal underwriter(s) to perform in accordance with its contracts with the separate account, or the ability of the Company to meet its obligations under the contracts. However, it is possible that an unfavorable resolution of one or more pending litigation or regulatory matters could materially affect our operating results or cash flow in a particular quarterly or annual period depending upon, among other factors, the size of the loss or liability and the level of the Company’s income for such period. It is also possible that, in certain cases, an unfavorable resolution of one or more pending litigation or regulatory matters could materially affect our financial position.

For more information regarding the Company’s litigation and other legal proceedings, see the notes to the Company’s financial statements contained within the Statement of Additional Information.

Additional Information

For further information about the contract, you may obtain a Statement of Additional Information. You can call the telephone number indicated on the cover page or you can write to us. For your convenience we have included a form for that purpose.

The Table of Contents of the Statement of Additional Information is as follows:

1)	Company

2)	Custodian

3)	Assignment of Contract

4)	Distribution and Administration

5)	Purchase of Securities Being Offered

6)	Accumulation Units and Unit Value

7)	Transfers During the Income Phase

8)	Payment of Death Benefit

9)	Annuity Payments

10)	Experts

11)	Financial Statements

To:	MassMutual Financial Group

Document Management Services – Annuities W360

P.O. Box 9067

Springfield, MA 01102-9067

Please send me the Statement of Additional Information for C.M. Life Insurance Company’s Panorama Passage® (AN9500SAI).

Name

Address

City	State	Zip

Telephone

[THIS PAGE INTENTIONALLY LEFT BLANK]

Appendix A

Condensed Financial Information

The following schedules include accumulation unit values for the periods indicated. We have extracted some of this data from the separate account’s audited financial statements. You should read this information in conjunction with the separate account’s audited financial statements and related notes that are included in the Statement of Additional Information.

Accumulation Unit Values

Contracts with Mortality and Expense Risk Charge of 1.34%

Sub-Account	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008	Dec. 31, 2007	Dec. 31, 2006	Dec. 31, 2005	Dec. 31, 2004	Dec. 31, 2003	Dec. 31, 2002	Value at Inception Date
Calvert Social Balanced	$ —	$ —	$ —	$ —	$ —	$ —	$ 9.90	$ 9.51	$ 8.91	$ 7.58	$10.00	(b)
Fidelity VIP Contrafund	14.85	15.46	13.39	10.01	17.68	15.26	13.87	12.04	10.58	8.36	10.00	(a)
Fidelity VIP Growth Opportunities	—	—	—	—	—	—	8.12	7.57	7.17	5.62	10.00	(a)
ING Clarion Global Real Estate	9.92	10.64	9.31	7.08	10.07	12.21	—	—	—	—	10.00	(e)
Invesco V.I. Dividend Growth(n)	6.15	6.37	5.86	4.67	11.69	15.26	13.30	12.74	11.90	9.32	10.00	(b)
Invesco V.I. Global Health Care	12.34	12.05	11.61	9.23	13.13	11.91	11.49	10.78	10.18	8.08	10.00	(b)
Invesco V.I. Technology	3.04	3.25	2.72	1.76	3.21	3.03	2.78	2.76	2.68	1.87	10.00	(b)
Janus Aspen Balanced	—	—	—	—	—	—	10.64	10.00	9.36	8.33	10.00	(b)
MFS Investors Trust	—	—	—	—	—	—	9.77	9.24	8.42	7.00	10.00	(a)
MFS New Discovery	—	—	—	—	—	—	13.89	13.39	12.76	—	10.00	(d)
MML Aggressive Allocation	9.90	10.24	8.96	6.78	—	—	—	—	—	—	10.00	(g)
MML AllianceBernstein Small/Mid Cap Value	15.95	17.50	14.00	9.96	16.40	20.37	17.25	16.10	13.21	—	10.00	(d)
MML American Century Mid Cap Value	19.91	20.34	17.19	13.39	18.00	18.70	16.24	15.70	13.93	10.97	10.00	(a)
MML Babson Blend	12.28	11.89	10.73	9.03	11.87	11.37	10.33	10.01	9.35	8.00	10.00	(a)
MML Babson Enhanced Index Core Equity(l)	10.16	10.05	8.94	7.31	11.83	11.50	10.05	9.67	8.85	7.07	10.00	(c)
MML Babson High Yield	11.03	10.59	—	—	—	—	—	—	—	—	10.00	(h)
MML Babson Inflation-Protected and Income	13.86	12.40	11.81	10.78	11.44	10.80	10.86	10.85	10.36	—	10.00	(d)
MML Babson Managed Bond	17.71	16.76	15.90	14.64	14.52	13.76	13.41	13.30	12.92	12.42	10.00	(a)
MML Babson Short-Duration Bond	10.37	10.18	—	—	—	—	—	—	—	—	10.00	(h)
MML Balanced Allocation	10.55	10.53	9.48	7.79	—	—	—	—	—	—	10.00	(g)
MML Capital Guardian Asset Allocation(l)	13.01	12.98	11.70	10.15	14.79	14.84	13.30	12.37	11.59	—	10.00	(d)
MML Conservative Allocation	10.91	10.79	9.79	8.20	—	—	—	—	—	—	10.00	(g)
MML Davis Large Cap Value	10.02	10.58	9.56	7.42	12.41	12.09	10.74	9.97	9.05	7.09	10.00	(b)
MML Emerging Growth(l)	4.74	5.15	4.17	3.78	6.60	5.69	5.48	5.51	4.88	3.39	10.00	(b)
MML Equity Index	9.71	9.68	8.58	6.91	11.18	10.79	9.50	9.22	8.48	6.72	10.00	(a)
MML Growth & Income	11.92	12.32	11.22	8.92	15.12	15.40	14.20	13.62	12.52	—	10.00	(d)
MML Growth Allocation	10.14	10.33	9.12	7.15	—	—	—	—	—	—	10.00	(g)
MML Income & Growth	10.11	9.72	8.83	7.59	11.81	12.08	10.47	10.16	9.13	7.16	10.00	(a)
MML Legg Mason Concentrated Growth(l)	8.17	8.36	7.43	5.28	13.34	11.75	11.27	10.14	8.70	7.33	10.00	(a)
MML MFS® Global	7.50	7.94	7.15	5.50	9.83	9.62	8.69	8.33	8.07	6.61	10.00	(a)
MML Moderate Allocation	10.47	10.52	9.41	7.58	—	—	—	—	—	—	10.00	(g)
MML Money Market	9.61	9.76	9.90	10.05	—	—	—	—	—	—	10.00	(g)
MML NASDAQ-100®(l)	4.99	4.91	4.16	2.75	4.79	4.10	3.89	3.90	3.59	2.45	10.00	(b)
MML Oppenheimer Small Company Opportunities(i)	—	—	10.06	11.07	18.60	20.32	17.86	16.34	13.96	9.96	10.00	(c)

Sub-Account	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008	Dec. 31, 2007	Dec. 31, 2006	Dec. 31, 2005	Dec. 31, 2004	Dec. 31, 2003	Dec. 31, 2002	Value at Inception Date
MML Oppenheimer/Loomis Sayles Equity	$ 9.31	$ 9.82	$ 8.68	$ 6.74	$11.71	$11.43	$ 9.83	$ 9.68	$ 8.48	$ 6.75	$10.00	(a)
MML Rainier Large Cap Growth	8.06	8.50	7.25	5.59	9.59	8.57	8.29	7.97	7.83	5.99	10.00	(a)
MML Small Cap Index(l)	17.26	17.42	14.08	11.45	16.94	17.29	15.23	14.83	12.78	8.86	10.00	(a)
MML Small/Mid Cap Equity	14.66	15.21	12.51	9.30	15.29	15.71	14.43	14.67	12.80	9.90	10.00	(a)
MML T. Rowe Price Blue Chip Growth	14.55	14.56	12.72	9.07	16.00	14.42	13.37	12.81	11.96	—	10.00	(d)
MML T. Rowe Price Equity Income	14.51	14.85	13.11	10.63	16.81	16.54	14.11	13.78	12.17	—	10.00	(d)
MML T. Rowe Price Growth Equity(j)	—	—	4.99	4.57	8.10	7.88	7.85	7.67	7.42	6.13	10.00	(a)
MML T. Rowe Price Mid Cap Growth	21.75	22.35	17.72	12.37	21.00	18.24	17.34	15.34	13.16	9.65	10.00	(a)
MML Templeton Foreign	10.97	12.36	11.98	9.41	16.20	14.49	11.91	10.97	9.40	7.21	10.00	(a)
MML W&R/Wellington Small Cap Growth Equity	15.21	16.29	13.53	9.92	16.38	15.17	14.11	12.84	11.51	7.86	10.00	(a)
Oppenheimer Balanced(m)	9.99	10.07	9.05	7.54	13.54	13.24	12.09	11.81	10.89	8.84	10.00	(b)
Oppenheimer Capital Appreciation	10.59	10.87	10.09	7.08	13.20	11.74	11.04	10.66	10.12	7.84	10.00	(a)
Oppenheimer Global Securities	17.77	19.66	17.21	12.50	21.21	20.25	17.46	15.51	13.21	9.37	10.00	(a)
Oppenheimer Global Strategic Income	18.16	18.28	16.14	13.78	16.31	15.09	14.25	14.09	13.16	11.31	10.00	(a)
Oppenheimer High Income(k)	3.68	3.82	3.38	2.74	13.03	13.24	12.28	12.18	11.35	9.29	10.00	(a)
Oppenheimer International Growth	14.06	15.37	13.59	9.91	17.53	15.80	12.26	10.91	9.40	6.35	10.00	(a)
Oppenheimer Main Street	10.02	10.17	8.89	7.04	11.61	11.28	9.96	9.54	8.84	7.08	10.00	(a)
Oppenheimer Money(f)	11.21	11.38	11.54	11.68	11.53	11.15	10.81	10.67	10.72	10.80	10.00	(a)
Oppenheimer Small- & Mid-Cap Growth	8.61	8.64	6.88	5.27	10.50	10.02	9.88	8.93	7.57	6.12	10.00	(a)
Panorama Growth(l)	8.99	9.11	8.00	6.29	10.36	10.03	8.88	8.47	7.87	6.30	10.00	(a)
Panorama Total Return(l)	9.56	9.68	8.42	7.14	11.81	11.33	10.29	9.97	9.24	7.75	10.00	(a)
PIMCO CommodityRealReturn Strategy	9.81	10.77	8.80	6.31	11.40	9.40	—	—	—	—	10.00	(e)
Scudder VIT EAFE Equity Index	—	—	—	—	—	—	—	7.73	6.59	5.01	10.00	(b)

Accumulation Unit Values

Contracts with Mortality and Expense Risk Charge of 1.09%

Sub-Account	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009	Value at Inception Date
Fidelity VIP Contrafund	$15.31	$15.90	$13.74	$10.00	(a)
ING Clarion Global Real Estate	10.06	10.76	9.39	10.00	(e)
Invesco V.I. Dividend Growth(n)	6.33	6.55	6.01	10.00	(b)
Invesco V.I. Global Health Care	12.70	12.37	11.90	10.00	(b)
Invesco V.I. Technology	3.13	3.34	2.79	10.00	(b)
MML Aggressive Allocation	10.00	10.32	9.00	10.00	(g)
MML AllianceBernstein Small/Mid Cap Value	16.30	17.84	14.24	10.00	(d)
MML American Century Mid Cap Value	20.53	20.92	17.63	10.00	(a)
MML Babson Blend	12.66	12.23	11.01	10.00	(a)
MML Babson Enhanced Index Core Equity(l)	10.44	10.30	9.13	10.00	(c)
MML Babson High Yield	11.08	10.60	—	10.00	(h)
MML Babson Inflation-Protected and Income	14.16	12.64	12.01	10.00	(d)
MML Babson Managed Bond	18.27	17.23	16.31	10.00	(a)
MML Babson Short-Duration Bond	10.41	10.20	—	10.00	(h)
MML Balanced Allocation	10.65	10.60	9.52	10.00	(g)
MML Capital Guardian Asset Allocation(l)	13.29	13.24	11.90	10.00	(d)
MML Conservative Allocation	11.01	10.87	9.84	10.00	(g)
MML Davis Large Cap Value	10.31	10.86	9.79	10.00	(b)
MML Emerging Growth(l)	4.88	5.29	4.27	10.00	(b)
MML Equity Index	10.01	9.96	8.81	10.00	(a)
MML Growth & Income	12.18	12.56	11.41	10.00	(d)
MML Growth Allocation	10.24	10.41	9.17	10.00	(g)
MML Income & Growth	10.42	9.99	9.06	10.00	(a)
MML Legg Mason Concentrated Growth(l)	8.43	8.60	7.62	10.00	(a)
MML MFS® Global	7.73	8.17	7.33	10.00	(a)
MML Moderate Allocation	10.57	10.59	9.45	10.00	(g)
MML Money Market	9.71	9.83	9.95	10.00	(g)
MML NASDAQ-100®(l)	5.13	5.04	4.26	10.00	(b)
MML Oppenheimer Small Company Opportunities(i)	—	—	10.26	10.00	(c)
MML Oppenheimer/Loomis Sayles Equity	9.60	10.10	8.91	10.00	(a)
MML Rainier Large Cap Growth	8.31	8.74	7.44	10.00	(a)
MML Small Cap Index(l)	17.80	17.92	14.45	10.00	(a)
MML Small/Mid Cap Equity	15.12	15.65	12.84	10.00	(a)
MML T. Rowe Price Blue Chip Growth	14.86	14.85	12.94	10.00	(d)
MML T. Rowe Price Equity Income	14.83	15.13	13.33	10.00	(d)
MML T. Rowe Price Growth Equity(j)	—	—	5.11	10.00	(a)
MML T. Rowe Price Mid Cap Growth	22.43	22.99	18.18	10.00	(a)
MML Templeton Foreign	11.31	12.71	12.29	10.00	(a)
MML W&R/Wellington Small Cap Growth Equity	15.69	16.76	13.88	10.00	(a)
Oppenheimer Balanced(m)	10.29	10.34	9.27	10.00	(b)
Oppenheimer Capital Appreciation	10.92	11.18	10.35	10.00	(a)
Oppenheimer Global Securities	18.32	20.23	17.66	10.00	(a)
Oppenheimer Global Strategic Income	18.73	18.80	16.56	10.00	(a)
Oppenheimer High Income(k)	3.79	3.93	3.47	10.00	(a)
Oppenheimer International Growth	14.49	15.81	13.94	10.00	(a)

Sub-Account	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009	Value at Inception Date
Oppenheimer Main Street	$10.33	$10.46	$ 9.12	$10.00	(a)
Oppenheimer Money(f)	11.56	11.70	11.84	10.00	(a)
Oppenheimer Small- & Mid-Cap Growth	8.88	8.89	7.06	10.00	(a)
Panorama Growth(l)	9.27	9.37	8.21	10.00	(a)
Panorama Total Return(l)	9.86	9.96	8.64	10.00	(a)
PIMCO CommodityRealReturn Strategy	9.95	10.90	8.88	10.00	(e)

Accumulation Unit Values

Contracts with Mortality and Expense Risk Charge of 1.50%

Sub-Account	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008	Dec. 31, 2007	Dec. 31, 2006	Dec. 31, 2005	Dec. 31, 2004	Dec. 31, 2003	Value at Inception Date
Calvert Social Balanced	$ —	$ —	$ —	$ —	$ —	$ —	$ 9.85	$ 9.48	$ 8.90	$10.00	(b)
Fidelity VIP Contrafund	14.64	15.27	13.25	9.92	17.55	15.17	13.81	12.00	10.57	10.00	(a)
Fidelity VIP Growth Opportunities	—	—	—	—	—	—	8.08	7.55	7.17	10.00	(a)
ING Clarion Global Real Estate	9.83	10.56	9.25	7.05	10.04	12.20	—	—	—	10.00	(e)
Invesco V.I. Dividend Growth(n)	6.06	6.30	5.80	4.63	11.60	15.17	13.24	12.71	11.89	10.00	(b)
Invesco V.I. Global Health Care	12.17	11.90	11.49	9.15	13.03	11.84	11.44	10.76	10.17	10.00	(b)
Invesco V.I. Technology	3.00	3.21	2.69	1.74	3.19	3.01	2.77	2.76	2.68	10.00	(b)
Janus Aspen Balanced	—	—	—	—	—	—	10.59	9.98	9.35	10.00	(b)
MFS Investors Trust	—	—	—	—	—	—	9.73	9.22	8.41	10.00	(a)
MFS New Discovery	—	—	—	—	—	—	13.83	13.36	12.75	10.00	(d)
MML Aggressive Allocation	9.84	10.19	8.93	6.77	—	—	—	—	—	10.00	(g)
MML AllianceBernstein Small/Mid Cap Value	15.73	17.29	13.86	9.87	16.27	20.26	17.18	16.06	13.19	10.00	(d)
MML American Century Mid Cap Value	19.63	20.09	17.00	13.27	17.86	18.59	16.17	15.65	13.92	10.00	(a)
MML Babson Blend	12.11	11.75	10.61	8.95	11.78	11.31	10.28	9.99	9.34	10.00	(a)
MML Babson Enhanced Index Core Equity(l)	10.02	9.93	8.84	7.24	11.75	11.44	10.01	9.64	8.84	10.00	(c)
MML Babson High Yield	11.00	10.58	—	—	—	—	—	—	—	10.00	(h)
MML Babson Inflation-Protected and Income	13.67	12.24	11.68	10.68	11.36	10.74	10.81	10.82	10.35	10.00	(d)
MML Babson Managed Bond	17.47	16.55	15.73	14.51	14.41	13.68	13.36	13.27	12.91	10.00	(a)
MML Babson Short-Duration Bond	10.34	10.17	—	—	—	—	—	—	—	10.00	(h)
MML Balanced Allocation	10.48	10.48	9.45	7.78	—	—	—	—	—	10.00	(g)
MML Capital Guardian Asset Allocation(l)	12.83	12.83	11.58	10.06	14.68	14.75	13.24	12.34	11.58	10.00	(d)
MML Conservative Allocation	10.84	10.74	9.76	8.19	—	—	—	—	—	10.00	(g)
MML Davis Large Cap Value	9.88	10.45	9.45	7.36	12.32	12.02	10.69	9.95	9.04	10.00	(b)
MML Emerging Growth(l)	4.68	5.09	4.13	3.74	6.55	5.65	5.46	5.50	4.87	10.00	(b)
MML Equity Index	9.57	9.57	8.49	6.84	11.09	10.73	9.46	9.20	8.47	10.00	(a)
MML Growth & Income	11.76	12.17	11.10	8.84	15.01	15.31	14.14	13.58	12.51	10.00	(d)
MML Growth Allocation	10.07	10.28	9.10	7.14	—	—	—	—	—	10.00	(g)
MML Income & Growth	9.97	9.60	8.74	7.52	11.72	12.01	10.43	10.13	9.12	10.00	(a)
MML Legg Mason Concentrated Growth(l)	8.06	8.26	7.35	5.23	13.24	11.69	11.22	10.11	8.69	10.00	(a)
MML MFS® Global	7.40	7.85	7.07	5.45	9.76	9.57	8.66	8.31	8.07	10.00	(a)
MML Moderate Allocation	10.40	10.47	9.38	7.57	—	—	—	—	—	10.00	(g)
MML Money Market	9.55	9.71	9.87	10.03	—	—	—	—	—	10.00	(g)
MML NASDAQ-100®(l)	4.92	4.85	4.12	2.72	4.75	4.07	3.88	3.89	3.58	10.00	(b)
MML Oppenheimer Small Company Opportunities(i)	—	—	9.96	10.97	18.46	20.20	17.79	16.30	13.95	10.00	(c)
MML Oppenheimer/Loomis Sayles Equity	9.18	9.70	8.59	6.68	11.63	11.37	9.79	9.65	8.47	10.00	(a)
MML Rainier Large Cap Growth	7.95	8.39	7.18	5.54	9.52	8.52	8.26	7.94	7.82	10.00	(a)
MML Small Cap Index(l)	17.02	17.21	13.93	11.35	16.81	17.19	15.17	14.79	12.77	10.00	(a)
MML Small/Mid Cap Equity	14.46	15.03	12.38	9.22	15.17	15.61	14.37	14.63	12.79	10.00	(a)
MML T. Rowe Price Blue Chip Growth	14.34	14.39	12.59	8.99	15.88	14.33	13.31	12.77	11.95	10.00	(d)
MML T. Rowe Price Equity Income	14.31	14.67	12.97	10.53	16.68	16.45	14.05	13.74	12.16	10.00	(d)
MML T. Rowe Price Growth Equity(j)	—	—	4.94	4.53	8.04	7.83	7.81	7.65	7.41	10.00	(a)

Sub-Account	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008	Dec. 31, 2007	Dec. 31, 2006	Dec. 31, 2005	Dec. 31, 2004	Dec. 31, 2003	Value at Inception Date
MML T. Rowe Price Mid Cap Growth	$21.45	$22.08	$17.53	$12.26	$20.84	$18.13	$17.27	$15.30	$13.14	$10.00	(a)
MML Templeton Foreign	10.82	12.21	11.85	9.32	16.08	14.41	11.86	10.94	9.39	10.00	(a)
MML W&R/Wellington Small Cap Growth Equity	15.00	16.10	13.38	9.83	16.26	15.08	14.05	12.80	11.49	10.00	(a)
Oppenheimer Balanced(m)	9.86	9.95	8.96	7.47	13.43	13.16	12.04	11.78	10.88	10.00	(b)
Oppenheimer Capital Appreciation	10.44	10.74	9.98	7.02	13.10	11.67	10.99	10.63	10.11	10.00	(a)
Oppenheimer Global Securities	17.52	19.42	17.03	12.39	21.05	20.13	17.39	15.47	13.19	10.00	(a)
Oppenheimer Global Strategic Income	17.91	18.05	15.97	13.66	16.19	15.00	14.19	14.05	13.14	10.00	(a)
Oppenheimer High Income(k)	3.63	3.78	3.34	2.71	12.93	13.16	12.23	12.15	11.34	10.00	(a)
Oppenheimer International Growth	13.86	15.18	13.45	9.82	17.40	15.71	12.21	10.88	9.39	10.00	(a)
Oppenheimer Main Street	9.88	10.05	8.80	6.97	11.52	11.22	9.91	9.51	8.83	10.00	(a)
Oppenheimer Money(f)	11.06	11.24	11.42	11.57	11.45	11.09	10.76	10.64	10.71	10.00	(a)
Oppenheimer Small- & Mid-Cap Growth	8.49	8.54	6.81	5.22	10.42	9.97	9.84	8.91	7.56	10.00	(a)
Panorama Growth(l)	8.87	9.00	7.92	6.23	10.29	9.97	8.84	8.45	7.86	10.00	(a)
Panorama Total Return(l)	9.43	9.57	8.33	7.07	11.72	11.26	10.25	9.94	9.23	10.00	(a)
PIMCO CommodityRealReturn Strategy	9.72	10.69	8.75	6.28	11.37	9.39	—	—	—	10.00	(e)
Scudder VIT EAFE Equity Index	—	—	—	—	—	—	—	7.71	6.58	10.00	(b)

Accumulation Units Outstanding

Sub-Account	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008	Dec. 31, 2007	Dec. 31, 2006	Dec. 31, 2005	Dec. 31, 2004	Dec. 31, 2003	Dec. 31, 2002
Calvert Social Balanced(b)	—	—	—	—	—	—	295,669	333,149	349,935	371,626
Fidelity VIP Contrafund(a)	1,167,504	1,363,565	1,649,423	1,962,758	2,463,938	2,926,159	3,148,043	3,300,727	3,340,320	3,339,183
Fidelity VIP Growth Opportunities(a)	—	—	—	—	—	—	631,155	841,092	1,017,829	1,134,155
ING Clarion Global Real Estate(e)	35,622	54,786	42,271	57,679	85,677	69,201	—	—	—	—
Invesco V.I. Dividend Growth(b),(n)	96,341	100,225	116,536	146,493	181,374	248,322	296,397	413,903	608,516	663,203
Invesco V.I. Global Health Care(b)	181,850	196,180	238,140	304,002	382,817	503,248	651,870	848,701	1,089,468	1,215,673
Invesco V.I. Technology(b)	303,340	303,450	373,615	411,949	561,463	683,124	938,867	1,279,947	2,132,028	2,071,867
Janus Aspen Balanced(b)	—	—	—	—	—	—	1,419,695	1,981,993	2,624,014	3,294,533
MFS Investors Trust(a)	—	—	—	—	—	—	561,802	1,037,210	1,193,847	1,333,323
MFS New Discovery(d)	—	—	—	—	—	—	70,644	62,442	34,742	—
MML Aggressive Allocation(g)	16,936	21,449	14,942	28,905	—	—	—	—	—	—
MML AllianceBernstein Small/Mid Cap Value(d)	149,436	198,089	239,583	308,978	494,651	598,302	534,624	274,116	67,661	—
MML American Century Mid Cap Value(a)	585,578	713,352	854,210	1,078,892	1,564,462	2,062,568	2,380,731	2,578,012	2,742,568	2,908,805
MML Babson Blend(a)	1,352,196	1,469,691	1,669,527	1,946,446	2,440,379	3,032,349	2,309,924	2,955,481	3,415,470	3,596,940
MML Babson Enhanced Index Core Equity(c),(l)	160,960	199,311	252,682	313,112	398,553	488,041	107,341	119,980	143,143	143,350
MML Babson High Yield(h)	29,520	23,119	—	—	—	—	—	—	—	—
MML Babson Inflation-Protected and Income(d)	422,648	448,701	523,942	623,319	680,935	1,064,470	1,111,201	784,688	470,508	—
MML Babson Managed Bond(a)	1,370,683	1,566,938	1,759,398	1,996,812	2,530,745	3,040,279	4,053,852	4,935,874	6,206,587	7,251,154
MML Babson Short-Duration Bond(h)	81,300	48,466	—	—	—	—	—	—	—	—
MML Balanced Allocation(g)	170,376	198,356	125,966	107,280	—	—	—	—	—	—
MML Capital Guardian Asset Allocation(d),(l)	562,191	681,626	861,142	1,173,174	1,718,536	1,982,200	1,791,434	1,532,035	692,149	—
MML Conservative Allocation(g)	334,081	262,401	148,259	23,340	—	—	—	—	—	—
MML Davis Large Cap Value(b)	503,070	631,938	758,876	942,103	1,269,937	1,459,060	1,427,784	1,453,785	1,535,020	1,520,533
MML Emerging Growth(b),(l)	109,287	141,915	175,802	237,436	360,126	399,810	346,184	426,900	495,899	496,275
MML Equity Index(a)	511,255	594,788	706,158	829,126	1,067,611	1,318,713	1,708,233	2,051,773	2,215,197	2,219,123
MML Growth & Income(d)	450,895	551,664	698,106	881,627	1,270,324	1,634,831	1,496,156	1,521,871	769,698	—
MML Growth Allocation(g)	92,915	81,375	162,466	210,367	—	—	—	—	—	—
MML Income & Growth(a)	664,417	759,433	904,623	1,124,907	1,506,175	1,862,687	2,446,227	3,158,157	3,659,527	3,831,081
MML Legg Mason Concentrated Growth(a),(l)	432,734	507,895	651,330	794,651	957,823	1,119,446	1,602,829	1,896,730	2,463,778	3,048,766
MML MFS® Global(a)	412,810	487,443	624,687	791,445	1,091,199	1,150,168	1,439,603	1,957,138	2,603,694	3,462,944
MML Moderate Allocation(g)	493,139	386,593	400,886	155,738	—	—	—	—	—	—
MML Money Market(g)	359,429	451,944	369,597	573,670	—	—	—	—	—	—
MML NASDAQ-100®(b),(l)	237,215	269,553	269,177	306,559	426,710	430,399	624,953	1,111,731	1,134,778	538,585
MML Oppenheimer Small Company Opportunities(c),(i)	—	—	—	299,609	431,414	433,757	415,696	455,587	497,856	410,651
MML Oppenheimer/Loomis Sayles Equity(a)	717,339	851,527	1,021,407	1,234,450	1,554,579	1,777,558	2,242,316	2,722,185	3,051,277	3,258,211
MML Rainier Large Cap Growth(a)	409,282	497,829	602,595	766,284	959,846	1,265,777	1,821,544	2,694,555	2,959,870	3,301,700
MML Small Cap Index(a),(l)	144,900	204,549	234,756	272,697	349,710	489,605	544,496	576,644	569,223	565,577
MML Small/Mid Cap Equity(a)	323,183	401,375	490,959	378,861	491,956	619,301	867,344	1,047,451	1,118,897	1,199,851
MML T. Rowe Price Blue Chip Growth(d)	209,968	211,409	254,476	169,228	211,222	168,468	162,291	168,395	88,050	—
MML T. Rowe Price Equity Income(d)	298,581	360,091	401,370	456,910	646,254	782,824	703,214	587,304	202,039	—
MML T. Rowe Price Growth Equity(a),(j)	—	—	—	189,042	210,534	273,753	326,494	446,505	550,757	664,110

Sub-Account	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008	Dec. 31, 2007	Dec. 31, 2006	Dec. 31, 2005	Dec. 31, 2004	Dec. 31, 2003	Dec. 31, 2002
MML T. Rowe Price Mid Cap Growth(a)	688,492	851,887	1,007,570	1,213,019	1,591,754	2,227,476	2,790,437	3,063,118	3,361,420	3,236,834
MML Templeton Foreign(a)	313,778	410,574	543,194	696,332	934,290	1,048,606	878,251	1,008,720	1,046,824	994,449
MML W&R/Wellington Small Cap Growth Equity(a)	179,459	228,420	264,732	303,579	400,065	541,026	569,769	666,046	796,727	749,822
Oppenheimer Balanced(b),(m)	322,274	378,239	464,329	816,072	1,155,825	1,293,662	1,599,826	1,899,462	1,942,312	1,923,734
Oppenheimer Capital Appreciation(a)	877,208	1,061,317	1,344,110	1,567,626	2,074,580	2,574,281	3,171,214	3,712,674	4,077,697	4,384,170
Oppenheimer Global Securities(a)	1,090,779	1,317,716	1,558,979	1,923,553	2,684,920	3,293,485	3,705,190	3,822,396	3,935,131	3,934,592
Oppenheimer Global Strategic Income(a)	1,013,618	1,217,787	1,529,885	1,887,069	2,527,610	2,429,958	2,752,387	3,161,500	3,417,377	3,667,802
Oppenheimer High Income(a),(k)	607,392	760,380	1,046,531	1,487,070	1,516,092	1,824,664	2,015,937	2,355,789	2,440,270	2,390,801
Oppenheimer International Growth(a)	458,394	546,186	670,526	773,790	916,569	870,212	816,665	938,831	994,163	950,428
Oppenheimer Main Street(a)	833,933	946,856	1,162,964	1,453,299	1,914,081	2,387,774	2,925,421	3,607,457	4,253,125	4,663,265
Oppenheimer Money(a),(f)	556,076	798,776	1,094,252	1,554,919	1,626,392	1,761,094	1,928,152	2,108,884	2,964,035	6,560,309
Oppenheimer Small- & Mid-Cap Growth(a)	538,072	660,994	788,096	926,878	1,193,345	1,587,916	2,040,613	2,445,694	2,782,567	3,057,492
Panorama Growth(a),(l)	160,051	187,647	210,861	254,273	298,824	336,565	407,244	499,036	530,112	548,137
Panorama Total Return(a),(l)	171,457	189,686	218,054	270,895	311,316	365,932	489,951	740,331	940,867	984,065
PIMCO CommodityRealReturn Strategy(e)	88,951	88,237	98,247	89,525	75,295	99,369	—	—	—	—
Scudder VIT EAFE Equity Index(b)	—	—	—	—	—	—	—	264,197	324,945	199,305

Notes to Condensed Financial Information

(a)	Commencement of public offering was October 1, 1999.
(b)	Commencement of public offering was May 1, 2000.
(c)	Commencement of public offering was May 1, 2001.
(d)	Commencement of public offering was May 1, 2003.
(e)	Commencement of public offering was May 1, 2006.
(f)	This sub-account is unavailable in contracts issued on or after January 19, 2008.
(g)	Commencement of public offering was January 19, 2008.
(h)	Commencement of public offering was May 1, 2010.
(i)	Effective May 1, 2009, MML Oppenheimer Small Company Opportunities was merged into MML Oppenheimer Small Cap Equity. The accumulation unit value in the December 31, 2009 column is the value as of April 30, 2009.
(j)	Effective May 1, 2009, MML T. Rowe Price Growth Equity was merged into MML T. Rowe Price Blue Chip Growth. The accumulation unit value in the December 31, 2009 column is the value as of April 30, 2009.
(k)	Unavailable in contracts issued on or after May 1, 2009. For contracts issued prior to May 1, 2009, you may not allocate any new money to this sub-account via purchase payments or transfers.
(l)	Beginning April 30, 2012, this sub-account is unavailable as an investment choice.
(m)	This sub-account is unavailable in contracts issued on or after April 30, 2012.
(n)	This sub-account is now known as Invesco V.I. Diversified Dividend.

PART B

INFORMATION REQUIRED IN A

STATEMENT OF ADDITIONAL INFORMATION

PANORAMA PASSAGE® VARIABLE ANNUITY

C.M. LIFE INSURANCE COMPANY

(Depositor)

C.M. MULTI-ACCOUNT A

(Registrant)

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2012

This is not a prospectus. This Statement of Additional Information should be read in conjunction with the prospectus dated May 1, 2012, for the individual or group variable deferred annuity contracts with flexible purchase payments which are referred to herein.

For a copy of the prospectus call (800) 272-2216 or write to: MassMutual Financial Group, Document Management Services – Annuities W360, P.O. Box 9067, Springfield, MA 01102-9067.

1

COMPANY

In this Statement of Additional Information, “we,” “us,” “our” and “the Company” refer to C.M. Life Insurance Company (C.M. Life). C.M. Life is a wholly-owned stock life insurance subsidiary of Massachusetts Mutual Life Insurance Company (MassMutual). C.M. Life provides life insurance and annuities to individuals and group life insurance to institutions. MassMutual is a diversified financial services company providing life insurance, disability income insurance, long-term care insurance, annuities, retirement products and other products to individual and institutional customers. MassMutual is organized as a mutual life insurance company. C.M. Life’s home office is located at 100 Bright Meadow Boulevard, Enfield, Connecticut 06082-1981.

CUSTODIAN

The shares of the underlying funds purchased by the sub-accounts are held by C.M. Life as custodian of C.M. Multi-Account A (the separate account).

ASSIGNMENT OF CONTRACT

In certain states, the contract cannot be assigned without C.M. Life’s approval. C.M. Life will refuse or accept any request to assign this contract on a non-discriminatory basis. Please refer to your contract.

C.M. Life will not be charged with notice of any assignment of a contract or of the interest of any beneficiary or of any other person unless the assignment is in writing and C.M. Life receives the original or a true copy thereof at our Service Center. C.M. Life assumes no responsibility for the validity of any assignment.

For qualified contracts, the following exceptions and provisions should be noted:

1)  No person entitled to receive annuity payments under a contract or part or all of the contract’s value will be permitted to commute, anticipate, encumber, alienate or assign such amounts, except upon the written authority of the contract owner given during the annuitant’s lifetime and received in good order by C.M. Life at our Service Center. To the extent permitted by law, no contract nor any proceeds or interest payable thereunder will be subject to the annuitant’s or any other person’s debts, contracts or engagements, nor to any levy or attachment for payment thereof;

2)  If an assignment of a contract is in effect on the maturity date, C.M. Life reserves the right to pay to the assignee in one sum the amount of the contract’s maturity value to which he is entitled, and to pay any balance of such value in one sum to the contract owner, regardless of any payment options which the contract owner may have elected. Moreover, if an assignment of a contract is in effect at the death of the annuitant prior to the maturity date, C.M. Life will pay to the assignee in one sum, the death benefit amount which corresponds to the death benefit choice in effect at the time of the annuitant’s death. See Death Benefit in the prospectus;

3)  Contracts used in connection with a tax-qualified retirement plan must be endorsed to provide that they may not be sold, assigned or pledged for any purpose unless they are owned by the trustee of a trust described in Section 401(a) or by the administrator of an annuity plan described under Section 403(a) of the Code; and

4)  Contracts issued under a plan for an Individual Retirement Annuity pursuant to Section 408 of the Code must be endorsed to provide that they are non-transferable. Such contracts may not be sold, assigned, discounted, or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose by the Annuitant to any person or party other than C.M. Life, except to a former spouse of the annuitant in accordance with the terms of a divorce decree or other written instrument incident to a divorce.

Assignments may be subject to federal income tax.

2

DISTRIBUTION AND ADMINISTRATION

The contracts were sold by both registered representatives of MML Investors Services, LLC (MMLIS), a subsidiary of MassMutual, and by registered representatives of other broker-dealers who have entered into distribution agreements with MML Distributors, LLC (MML Distributors), a subsidiary of MassMutual. Pursuant to separate underwriting agreements with C.M. Life and the separate account, MMLIS serves as principal underwriter of the contracts sold by its registered representatives and MML Distributors serves as principal underwriter of the contracts sold by registered representatives of other broker-dealers who have entered into distribution agreements with MML Distributors.

Both MMLIS and MML Distributors are registered with the Securities and Exchange Commission as broker-dealers under the Securities Exchange Act of 1934 and are members of the Financial Industry Regulatory Authority (FINRA).

Commissions for sales of the contract by MMLIS registered representatives are paid on behalf of MMLIS to its registered representatives and were as follows for the last three calendar years:

2009	2010	2011
$2,778,413	$2,803,175	$2,663,786

Commissions for sales of the contract by registered representatives of other broker-dealers are paid on behalf of MML Distributors to those broker-dealers and were as follows for the last three calendar years:

2009	2010	2011
$1,945,025	$1,997,483	$1,968,352

MMLIS and MML Distributors also receive compensation for their actions as principal underwriters of the contracts. Compensation amounts for the last three calendar years were as follows:

MMLIS

2009	2010	2011
$902,356	$821,625	$776,316

MML Distributors

2009	2010	2011
$213,505	$316,745	$346,536

Under an administration agreement with the separate account, MassMutual has agreed to provide and assume: (1) all services and expenses required for the administration of contracts with assets held by the separate account; and (2) all services and expenses required for the administration of the separate account. In 2009, 2010 and 2011, C.M. Life compensated MassMutual $14,510,080, $9,735,068 and $9,734,815 respectively, for providing these administrative services.

We no longer sell the contract. However, we continue to administer existing contracts.

3

PURCHASE OF SECURITIES BEING OFFERED

C.M. Life sells interests in the separate account to contract owners as accumulation units. Charges associated with such securities are discussed in the Expenses section of the prospectus. Any special purchase plan or exchange program offered by this contract is mentioned in prospectus.

ACCUMULATION UNITS AND UNIT VALUE

During the accumulation phase, accumulation units shall be used to account for all amounts allocated to or withdrawn from the sub-accounts of the separate account as a result of purchase payments, withdrawals, transfers, or fees and charges. C.M. Life will determine the number of accumulation units of a sub-account purchased or canceled. This will be done by dividing the amount allocated to (or the amount withdrawn from) the sub-account by the dollar value of one accumulation unit of the sub-account as of the end of the business day during which the transaction is received at our Service Center.

The accumulation unit value for each sub-account was arbitrarily set initially at $10. Subsequent accumulation unit values for each sub-account are determined for each day in which the New York Stock Exchange is open for business (business day) by multiplying the accumulation unit value for the immediately preceding business day by the net investment factor for the sub-account for the current business day.

The net investment factor for each sub-account is determined by dividing A by B and subtracting C where:

A  is (i) the net asset value per share of the funding vehicle or portfolio of a funding vehicle held by the sub-account for the current business day; plus (ii) any dividend per share declared on behalf of such funding vehicle or portfolio of a funding vehicle that has an ex-dividend date within the current business day; less (iii) the cumulative charge or credit for taxes reserved which is determined by C.M. Life to have resulted from the operation or maintenance of the sub-account.

B  is the net asset value per share of the funding vehicle or portfolio held by the sub-account for the immediately preceding business day, minus the cumulative charge or credit for taxes reserved which is determined by C.M. Life to have resulted from the operation or maintenance of the sub-account as of the immediately preceding business day.

C  is the cumulative charge since the immediately preceding business day for the insurance charges.

The accumulation unit value may increase or decrease from business day to business day.

TRANSFERS DURING THE INCOME PHASE

Transfers of annuity reserves between sub-accounts will be made by converting the number of annuity units attributable to the annuity reserves being transferred to the number of annuity units of the sub-account to which the transfer is made, so that the next annuity payment if it were made at that time would be the same amount that it would have been with out the transfer. Thereafter, annuity payments will reflect changes in the value of the new annuity units.

The amount transferred to the general account from a sub-account will be based on the annuity reserves for the contract owner in that sub-account. Transfers to the general account will be made by converting the annuity units being transferred to purchase fixed annuity payments under the annuity option in effect and based on the age of the annuitant at the time of the transfer.

See the Transfers During the Income Phase section in the prospectus for more information about transfers during the income phase.

4

PAYMENT OF DEATH BENEFIT

C.M. Life will require due proof of death before any death benefit is paid. Due proof of death will be:

1)  a certified death certificate;

2)  a certified decree of a court of competent jurisdiction as to the finding of death; or

3)  any other proof satisfactory to C.M. Life.

All death benefits will be paid in accordance with applicable law or regulations governing death benefit payments.

The beneficiary designation in effect on the date we issue the contract will remain in effect until changed. Unless the contract owner provides otherwise, the death benefit will be paid in equal shares to the beneficiary(ies) as follows:

1)  to the primary beneficiary(ies) who survive the contract owner’s and/or the annuitant’s death, as applicable; or if there are none

2)  to the contingent beneficiary(ies) who survive the contract owner’s and/or the annuitant’s death, as applicable; or if there are none

3)  to the estate of the contract owner.

You may name an irrevocable beneficiary(ies). In that case, a change of beneficiary requires the consent of any irrevocable beneficiary. If an irrevocable beneficiary is named, the contract owner retains all other contractual rights.

See the Death Benefit section in the prospectus for more information on death benefits.

ANNUITY PAYMENTS

A variable annuity payment is an annuity with payments which: (1) are not predetermined as to dollar amount; and (2) will vary in amount with the net investment results of the applicable sub-accounts of the separate account. Annuity payments also depend upon the age of the annuitant and any joint annuitant and the assumed interest factor utilized and may vary by gender of the annuitant and any joint annuitant. The annuity table used will depend upon the annuity option chosen. The dollar amount of annuity payments after the first is determined as follows:

1)  The dollar amount of the first annuity payment is divided by the value of an annuity unit as of the annuity date. This establishes the number of annuity units for each annuity payment. The number of annuity units will remain the same for the life of the contract unless you transfer among investment choices during the income phase or if you elected an annuity option with reduced payments to the survivor and the reduced payments to a survivor commence.

2)  For each sub-account, the fixed number of annuity units is multiplied by the annuity unit value on each subsequent annuity payment date.

3)  The total dollar amount of each variable annuity payment is the sum of all sub-account variable annuity payments.

The number of annuity units is determined as follows:

1)  The number of annuity units credited in each sub-account will be determined by dividing the product of the portion of the contract value to be applied to the sub-account and the annuity purchase rate by

5

the value of one annuity unit in that sub-account on the annuity date. The purchase rates are set forth in the variable annuity rate tables in the contract.

2)  For each sub-account, the amount of each annuity payment equals the product of the annuitant’s number of annuity units and the annuity unit value on the payment date. The amount of each payment may vary.

The value of any annuity unit for each sub-account of the separate account was arbitrarily set initially at $10. The sub-account annuity unit value at the end of any subsequent valuation period is determined as follows:

1)  The net investment factor for the current business day is multiplied by the value of the annuity unit for the sub-account for the immediately preceding business day.

2)  The result in (1) is then divided by an assumed investment rate factor. The assumed investment rate factor equals 1.00 plus the assumed investment rate for the number of days since the preceding business day. The assumed investment rate is based on an effective annual rate of 4%.

The value of an annuity unit may increase or decrease from business day to business day. See the Income Phase section in the prospectus for more information.

EXPERTS

The financial statements of C.M. Multi-Account A as of December 31, 2011 and for each of the years or periods in the two-year period then ended and the financial highlights for each of the years or periods in the five-year period then ended and the statutory financial statements of C.M. Life Insurance Company (the Company) as of December 31, 2011 and 2010, and for each of the years in the three-year period ended December 31, 2011, included in this Statement of Additional Information, have been included herein in reliance upon the reports of KPMG LLP, an independent registered public accounting firm, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing. The KPMG LLP audit report relating to the Company’s statutory financial statements dated February 22, 2012 includes explanatory language that states that the Company prepared the statutory financial statements of C.M. Life Insurance Company using statutory accounting practices prescribed or permitted by the State of Connecticut Insurance Department, (statutory accounting practices) which practices differ from U.S. generally accepted accounting principles. Accordingly, the KPMG LLP audit report states that the statutory financial statements are not presented fairly in conformity with U.S. generally accepted accounting principles and further states that those statements are presented fairly, in all material respects, in conformity with statutory accounting practices. In addition, that report refers to the Company’s change in its method of accounting for other-than-temporary impairments of structured securities and deferred income tax assets in 2009. The principal business address of KPMG LLP is One Financial Plaza, 755 Main Street, Hartford, Connecticut 06103.

6

Report of Independent Registered Public Accounting Firm

The Board of Directors of C. M. Life Insurance Company and

Contract Owners of C. M. Multi-Account A:

We have audited the accompanying statement of assets and liabilities of C. M. Multi-Account A (comprised of the sub-accounts listed in Note 2) (collectively, “the Separate Account”) as of December 31, 2011, the related statements of operations and changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the underlying mutual funds or their transfer agent. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of C. M. Multi-Account A as of December 31, 2011, and the results of its operations and changes in its net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/    KPMG LLP

Boston, MA

March 2, 2012

LA2053

C.M. Multi-Account A

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2011

	Fidelity® VIP Contrafund ® Sub-Account	ING Clarion Global Real Estate Sub-Account	Invesco V.I. Dividend Growth Sub-Account	Invesco V.I. Global Health Care Sub-Account	Invesco V.I. Technology Sub-Account	MML Aggressive Allocation Sub-Account	MML AllianceBernstein Small/Mid Cap Value Sub-Account	MML American Century Mid Cap Value Sub-Account	MML American Funds® Core Allocation Sub-Account	MML American Funds® Growth Sub-Account

ASSETS
Investments
Number of shares	3,760,645	200,663	132,615	459,566	261,758	831,072	1,488,817	5,001,061	228,773	112,863

Identified cost	$98,795,906	$1,734,819	$1,785,432	$7,251,839	$3,527,434	$6,877,051	$12,978,124	$49,142,958	$2,244,070	$1,083,506

Value	$86,570,042	$1,783,895	$1,861,916	$7,982,654	$3,968,244	$7,579,377	$12,669,834	$50,860,790	$2,287,734	$1,084,613
Dividends receivable	-	-	-	-	-	-	-	-	-	-
Receivable from C.M. Life Insurance Company	14,304	21	-	5,377	-	6,601	-	-	3,237	911

Total assets	86,584,346	1,783,916	1,861,916	7,988,031	3,968,244	7,585,978	12,669,834	50,860,790	2,290,971	1,085,524

LIABILITIES
Annuitant mortality fluctuation reserve	3,724	-	49	133	202	-	163	7,479	-	-
Payable to C.M. Life Insurance Company	-	-	216	-	11	-	2,436	4,677	-	-

Total liabilities	3,724	-	265	133	213	-	2,599	12,156	-	-

NET ASSETS	$86,580,622	$1,783,916	$1,861,651	$7,987,898	$3,968,031	$7,585,978	$12,667,235	$50,848,634	$2,290,971	$1,085,524

Net Assets:
Accumulation units – value	$86,456,496	$1,783,916	$1,860,023	$7,983,481	$3,961,286	$7,585,978	$12,661,812	$50,599,338	$2,290,971	$1,085,524
Contracts in payout (annuitization) period	124,126	-	1,628	4,417	6,745	-	5,423	249,296	-	-

Net assets	$86,580,622	$1,783,916	$1,861,651	$7,987,898	$3,968,031	$7,585,978	$12,667,235	$50,848,634	$2,290,971	$1,085,524

Outstanding units
Contract owners	5,340,718	177,804	308,262	664,096	1,297,164	757,585	779,835	2,572,929	176,904	76,630

UNIT VALUE
Panorama Premier	$19.69	$9.97	$6.21	$12.47	$3.08	$9.94	$16.07	$18.65	$-	$-
Panorama Passage®
Tier 1	14.85	9.92	6.15	12.34	3.04	9.90	15.95	19.91	-	-
Tier 2	14.64	9.83	6.06	12.17	3.00	9.84	15.73	19.63	-	-
Tier 3	15.31	10.06	6.33	12.70	3.13	10.00	16.30	20.53	-	-
MassMutual Artistry	13.11	10.10	5.54	11.03	2.97	10.03	16.38	20.72	12.95	14.17

See Notes to Financial Statements.

C.M. Multi-Account A

STATEMENT OF ASSETS AND LIABILITIES (Continued)

December 31, 2011

	MML American Funds® International Sub-Account	MML Babson Blend Sub-Account	MML Babson Enhanced Index Core Equity Sub-Account	MML Babson High Yield Sub-Account	MML Babson Inflation-Protected and Income Sub-Account	MML Babson Managed Bond Sub-Account	MML Babson Managed Bond Sub-Account	MML Babson Short-Duration Bond Sub-Account	MML Balanced Allocation Sub-Account	MML Baring China Sub-Account
						(Initial Class)	(Service Class)

ASSETS
Investments
Number of shares	85,840	3,612,427	660,949	119,808	2,063,599	3,728,855	325,041	156,804	1,185,772	31,036

Identified cost	$818,078	$58,718,028	$6,233,132	$1,214,413	$21,839,117	$46,967,710	$4,182,229	$1,601,537	$11,373,104	$363,832

Value	$724,490	$63,278,547	$5,742,358	$1,199,278	$23,855,203	$48,436,661	$4,216,495	$1,605,673	$11,928,862	$272,807
Dividends receivable	-	-	-	-	-	-	-	-	-	-
Receivable from C.M. Life Insurance Company	813	1,708	-	65,041	-	2,282	425	233	55,994	-

Total assets	725,303	63,280,255	5,742,358	1,264,319	23,855,203	48,438,943	4,216,920	1,605,906	11,984,856	272,807

LIABILITIES
Annuitant mortality fluctuation reserve	-	6,269	3,250	-	2,658	383	-	-	-	-
Payable to C.M. Life Insurance Company	-	-	64,557	-	7,979	-	-	-	-	615

Total liabilities	-	6,269	67,807	-	10,637	383	-	-	-	615

NET ASSETS	$725,303	$63,273,986	$5,674,551	$1,264,319	$23,844,566	$48,438,560	$4,216,920	$1,605,906	$11,984,856	$272,192

Net Assets:
Accumulation units – value	$725,303	$63,065,009	$5,566,231	$1,264,319	$23,755,972	$48,425,801	$4,216,920	$1,605,906	$11,968,605	$272,192
Contracts in payout (annuitization) period	-	208,977	108,320	-	88,594	12,759	-	-	16,251	-

Net assets	$725,303	$63,273,986	$5,674,551	$1,264,319	$23,844,566	$48,438,560	$4,216,920	$1,605,906	$11,984,856	$272,192

Outstanding units
Contract owners	59,766	5,230,347	521,469	114,256	1,695,939	2,727,516	354,608	154,535	1,126,363	22,292

UNIT VALUE
Panorama Premier	$-	$11.52	$10.26	$11.05	$13.97	$-	$11.89	$10.38	$10.59	$-
Panorama Passage®
Tier 1	-	12.28	10.16	11.03	13.86	17.71	-	10.37	10.55	-
Tier 2	-	12.11	10.02	11.00	13.67	17.47	-	10.34	10.48	-
Tier 3	-	12.66	10.44	11.08	14.16	18.27	-	10.41	10.65	-
MassMutual Artistry	12.14	12.48	14.21	11.09	14.24	17.47	-	10.42	10.68	12.21

See Notes to Financial Statements.

C.M. Multi-Account A

STATEMENT OF ASSETS AND LIABILITIES (Continued)

December 31, 2011

	MML Baring Strategic Emerging Markets Sub-Account	MML Capital Guardian Asset Allocation Sub-Account	MML Conservative Allocation Sub-Account	MML Davis Large Cap Value Sub-Account	MML Emerging Growth Sub-Account	MML Equity Index Sub-Account	MML Growth & Income Sub-Account	MML Growth Allocation Sub-Account	MML Income & Growth Sub-Account	MML Legg Mason Concentrated Growth Sub-Account

ASSETS
Investments
Number of shares	76,793	4,077,305	1,221,131	1,559,824	398,600	959,303	3,906,765	2,013,856	3,635,184	2,226,012

Identified cost	$934,801	$37,567,877	$12,358,206	$17,410,145	$2,434,883	$14,191,141	$36,018,119	$17,232,411	$34,554,020	$19,652,237

Value	$728,000	$34,494,000	$12,504,382	$17,128,009	$2,252,133	$15,089,830	$30,589,969	$19,192,048	$31,117,176	$15,804,685
Dividends receivable	-	-	-	-	-	-	-	-	-	-
Receivable from C.M. Life Insurance Company	-	-	1,252	-	-	-	641	7,299	1,986	1,277

Total assets	728,000	34,494,000	12,505,634	17,128,009	2,252,133	15,089,830	30,590,610	19,199,347	31,119,162	15,805,962

LIABILITIES
Annuitant mortality fluctuation reserve	-	2,695	-	4,324	119	886	1,282	-	1,029	2,880
Payable to C.M. Life Insurance Company	617	1,243	-	1,842	285	102,504	-	-	-	-

Total liabilities	617	3,938	-	6,166	404	103,390	1,282	-	1,029	2,880

NET ASSETS	$727,383	$34,490,062	$12,505,634	$17,121,843	$2,251,729	$14,986,440	$30,589,328	$19,199,347	$31,118,133	$15,803,082

Net Assets:
Accumulation units – value	$727,383	$34,400,233	$12,505,634	$16,977,715	$2,247,775	$14,956,897	$30,546,589	$19,199,347	$31,083,843	$15,707,089
Contracts in payout (annuitization) period	-	89,829	-	144,128	3,954	29,543	42,739	-	34,290	95,993

Net assets	$727,383	$34,490,062	$12,505,634	$17,121,843	$2,251,729	$14,986,440	$30,589,328	$19,199,347	$31,118,133	$15,803,082

Outstanding units
Contract owners	54,802	2,609,265	1,137,933	1,678,444	463,453	1,605,647	2,523,706	1,872,953	2,740,283	2,067,121

UNIT VALUE
Panorama Premier	$-	$13.11	$10.94	$10.12	$4.79	$9.28	$12.01	$10.17	$13.03	$8.17
Panorama Passage®
Tier 1	-	13.01	10.91	10.02	4.74	9.71	11.92	10.14	10.11	8.17
Tier 2	-	12.83	10.84	9.88	4.68	9.57	11.76	10.07	9.97	8.06
Tier 3	-	13.29	11.01	10.31	4.88	10.01	12.18	10.24	10.42	8.43
MassMutual Artistry	13.27	13.36	11.04	10.29	4.95	8.66	12.24	10.26	9.34	6.09

See Notes to Financial Statements.

C.M. Multi-Account A

STATEMENT OF ASSETS AND LIABILITIES (Continued)

December 31, 2011

	MML MFS Global Sub-Account	MML Moderate Allocation Sub-Account	MML Money Market Sub-Account	MML NASDAQ-100® Sub-Account	MML Oppenheimer/ Loomis Sayles Equity Sub-Account	MML Rainier Large Cap Growth Sub-Account	MML Small Cap Index Sub-Account	MML Small/Mid Cap Equity Sub-Account	MML T. Rowe Price Blue Chip Growth Sub-Account	MML T. Rowe Price Equity Income Sub-Account

ASSETS
Investments
Number of shares	1,503,535	2,748,846	12,484,980	814,511	1,869,215	1,558,441	1,096,479	2,412,842	1,073,198	2,225,199

Identified cost	$13,912,074	$25,490,545	$12,473,480	$3,996,104	$41,463,992	$15,142,530	$9,789,676	$17,980,985	$9,804,542	$21,051,494

Value	$12,223,738	$27,598,415	$12,472,783	$4,744,974	$34,606,349	$15,646,749	$10,734,527	$18,255,739	$12,255,915	$20,471,829
Dividends receivable	-	-	-	-	-	-	-	-	-	-
Receivable from C.M. Life Insurance Company	4,152	12,012	-	1,160	-	1,949	-	-	-	-

Total assets	12,227,890	27,610,427	12,472,783	4,746,134	34,606,349	15,648,698	10,734,527	18,255,739	12,255,915	20,471,829

LIABILITIES
Annuitant mortality fluctuation reserve	792	-	-	724	4,537	3,736	894	327	233	80
Payable to C.M. Life Insurance Company	-	-	605	-	3,492	-	601	1,515	386	3,917

Total liabilities	792	-	605	724	8,029	3,736	1,495	1,842	619	3,997

NET ASSETS	$12,227,098	$27,610,427	$12,472,178	$4,745,410	$34,598,320	$15,644,962	$10,733,032	$18,253,897	$12,255,296	$20,467,832

Net Assets:
Accumulation units – value	$12,200,705	$27,555,350	$12,472,178	$4,721,279	$34,447,096	$15,520,441	$10,703,239	$18,242,993	$12,247,526	$20,465,172
Contracts in payout (annuitization) period	26,393	55,077	-	24,131	151,224	124,521	29,793	10,904	7,770	2,660

Net assets	$12,227,098	$27,610,427	$12,472,178	$4,745,410	$34,598,320	$15,644,962	$10,733,032	$18,253,897	$12,255,296	$20,467,832

Outstanding units
Contract owners	1,674,922	2,615,453	1,288,821	931,254	3,768,922	2,086,348	658,844	1,214,911	830,159	1,386,649

UNIT VALUE
Panorama Premier	$7.69	$10.50	$9.65	$5.04	$8.33	$7.93	$17.11	$16.16	$14.66	$14.63
Panorama Passage®
Tier 1	7.50	10.47	9.61	4.99	9.31	8.06	17.26	14.66	14.55	14.51
Tier 2	7.40	10.40	9.55	4.92	9.18	7.95	17.02	14.46	14.34	14.31
Tier 3	7.73	10.57	9.71	5.13	9.60	8.31	17.80	15.12	14.86	14.83
MassMutual Artistry	5.42	10.59	9.73	5.19	9.76	6.41	14.85	13.80	14.94	14.91

See Notes to Financial Statements.

C.M. Multi-Account A

STATEMENT OF ASSETS AND LIABILITIES (Continued)

December 31, 2011

	MML T. Rowe Price Mid Cap Growth Sub-Account	MML T. Rowe Price Small Company Value Sub-Account	MML Templeton Foreign Sub-Account	MML W&R/Wellington Small Cap Growth Equity Sub-Account	Oppenheimer Balanced Sub-Account	Oppenheimer Capital Appreciation Sub-Account	Oppenheimer Core Bond Sub-Account	Oppenheimer Global Securities Sub-Account	Oppenheimer Global Strategic Income Sub-Account	Oppenheimer High Income Sub-Account

ASSETS
Investments
Number of shares	6,221,557	17,243	1,779,299	738,272	1,156,451	1,134,878	1,828,988	3,325,344	12,158,522	3,218,084

Identified cost	$63,840,440	$288,571	$17,341,022	$10,879,413	$16,222,653	$39,504,008	$18,624,380	$93,144,961	$63,544,926	$7,085,013

Value	$75,156,411	$288,481	$14,465,703	$11,849,640	$13,067,895	$45,111,406	$14,412,429	$91,313,957	$65,412,846	$6,114,361
Dividends receivable	-	-	-	-	-	-	-	-	-	-
Receivable from C.M. Life Insurance Company	7,357	248	-	-	-	-	-	13,632	-	-

Total assets	75,163,768	288,729	14,465,703	11,849,640	13,067,895	45,111,406	14,412,429	91,327,589	65,412,846	6,114,361

LIABILITIES
Annuitant mortality fluctuation reserve	7,929	-	2,357	2,403	2,501	5,369	8,814	7,570	7,161	1,258
Payable to C.M. Life Insurance Company	-	-	1,936	2,287	1,883	3,079	2,203	-	6,198	1,466

Total Liabilities	7,929	-	4,293	4,690	4,384	8,448	11,017	7,570	13,359	2,724

NET ASSETS	$75,155,839	$288,729	$14,461,410	$11,844,950	$13,063,511	$45,102,958	$14,401,412	$91,320,019	$65,399,487	$6,111,637

Net Assets:
Accumulation units – value	$74,891,524	$288,729	$14,382,851	$11,764,837	$12,980,154	$44,923,987	$14,107,607	$91,067,682	$65,160,799	$6,069,701
Contracts in payout (annuitization) period	264,315	-	78,559	80,113	83,357	178,971	293,805	252,337	238,688	41,936

Net assets	$75,155,839	$288,729	$14,461,410	$11,844,950	$13,063,511	$45,102,958	$14,401,412	$91,320,019	$65,399,487	$6,111,637

Outstanding units
Contract owners	3,179,314	19,304	1,366,620	858,572	1,293,782	4,826,761	1,171,809	6,000,954	3,569,638	1,639,788

UNIT VALUE
Panorama Premier	$29.14	$-	$10.81	$17.09	$10.10	$10.52	$12.29	$17.90	$18.46	$3.69
Panorama Passage®
Tier 1	21.75	-	10.97	15.21	9.99	10.59	-	17.77	18.16	3.68
Tier 2	21.45	-	10.82	15.00	9.86	10.44	-	17.52	17.91	3.63
Tier 3	22.43	-	11.31	15.69	10.29	10.92	-	18.32	18.73	3.79
MassMutual Artistry	17.11	14.96	10.03	10.60	10.03	7.59	-	12.19	18.05	3.79

See Notes to Financial Statements.

C.M. Multi-Account A

STATEMENT OF ASSETS AND LIABILITIES (Continued)

December 31, 2011

	Oppenheimer International Growth Sub-Account	Oppenheimer Main Street Sub-Account	Oppenheimer Money Sub-Account	Oppenheimer Small- & Mid-Cap Growth Sub-Account	Panorama Growth Sub-Account	Panorama Total Return Sub-Account	PIMCO CommodityRealReturn® Strategy Sub-Account

ASSETS
Investments
Number of shares	16,339,626	1,856,301	22,467,769	579,256	5,097,644	9,806,248	518,193

Identified cost	$26,640,325	$35,014,453	$22,467,769	$23,317,189	$8,813,948	$12,130,505	$4,298,411

Value	$28,104,156	$38,443,993	$22,467,769	$27,259,774	$10,195,288	$11,963,622	$3,767,264
Dividends receivable	-	-	83	-	-	-	-
Receivable from C.M. Life Insurance Company	-	4,834	985	-	-	-	427

Total assets	28,104,156	38,448,827	22,468,837	27,259,774	10,195,288	11,963,622	3,767,691

LIABILITIES
Annuitant mortality fluctuation reserve	1,955	1,483	307	1,333	72	2,130	65
Payable to C.M. Life Insurance Company	183	-	-	2,485	239	384	-

Total Liabilities	2,138	1,483	307	3,818	311	2,514	65

NET ASSETS	$28,102,018	$38,447,344	$22,468,530	$27,255,956	$10,194,977	$11,961,108	$3,767,626

Net Assets:
Accumulation units – value	$28,036,853	$38,397,910	$22,458,295	$27,211,533	$10,192,587	$11,890,094	$3,765,472
Contracts in payout (annuitization) period	65,165	49,434	10,235	44,423	2,390	71,014	2,154

Net assets	$28,102,018	$38,447,344	$22,468,530	$27,255,956	$10,194,977	$11,961,108	$3,767,626

Outstanding units
Contract owners	1,856,027	3,964,847	1,876,992	4,181,591	876,545	1,018,641	380,184

UNIT VALUE
Panorama Premier	$21.69	$9.79	$12.96	$8.67	$12.98	$12.48	$9.86
Panorama Passage®
Tier 1	14.06	10.02	11.21	8.61	8.99	9.56	9.81
Tier 2	13.86	9.88	11.06	8.49	8.87	9.43	9.72
Tier 3	14.49	10.33	11.56	8.88	9.27	9.86	9.95
MassMutual Artistry	10.21	8.96	11.19	4.72	8.97	9.13	9.99

See Notes to Financial Statements.

C.M. Multi-Account A

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

For The Year Ended December 31, 2011

	Fidelity® VIP Contrafund ® Sub-Account	ING Clarion Global Real Estate Sub-Account	Invesco V.I. Dividend Growth Sub-Account	Invesco V.I. Global Health Care Sub-Account	Invesco V.I. Technology Sub-Account	MML Aggressive Allocation Sub-Account	MML AllianceBernstein Small/Mid Cap Value Sub-Account	MML American Century Mid Cap Value Sub-Account	MML American Funds® Core Allocation Sub-Account	MML American Funds® Growth Sub-Account

Investment income
Dividends	$929,658	$63,169	$3,930	$-	$8,330	$81,485	$83,761	$1,101,962	$30,777	$2,694

Expenses
Mortality and expense risk fees and administrative charges	1,264,680	25,025	26,102	112,779	61,353	89,950	185,851	717,119	22,640	11,491

Net investment income (loss)	(335,022)	38,144	(22,172)	(112,779)	(53,023)	(8,465)	(102,090)	384,843	8,137	(8,797)

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(1,632,487)	2,771	(276,764)	241,122	374,277	184,989	(8,380)	313,997	8,378	16,567
Realized gain distribution	-	-	-	-	-	-	-	-	7,604	19,710

Realized gain (loss)	(1,632,487)	2,771	(276,764)	241,122	374,277	184,989	(8,380)	313,997	15,982	36,277

Change in net unrealized appreciation/depreciation of investments	(1,447,632)	(159,801)	236,645	103,276	(611,855)	(417,933)	(1,155,485)	(1,768,746)	(53,700)	(99,779)

Net gain (loss) on investments	(3,080,119)	(157,030)	(40,119)	344,398	(237,578)	(232,944)	(1,163,865)	(1,454,749)	(37,718)	(63,502)

Net increase (decrease) in net assets resulting from operations	(3,415,141)	(118,886)	(62,291)	231,619	(290,601)	(241,409)	(1,265,955)	(1,069,906)	(29,581)	(72,299)

Capital transactions:
Transfer of net premiums	2,344,516	89,726	50,766	274,603	99,964	1,584,399	558,941	1,243,152	763,643	203,876
Transfers due to death benefits	(560,158)	(240)	(7,275)	(95,415)	(68,660)	-	(60,643)	(396,563)	-	-
Transfers due to annuity benefit payments	(14,677)	-	(303)	(664)	(1,782)	-	(319)	(22,884)	-	-
Transfers due to withdrawal of funds	(12,113,869)	(181,428)	(194,377)	(1,028,330)	(529,117)	(908,867)	(1,988,412)	(6,485,214)	(18,638)	(31,414)
Transfers due to loans, net of repayments	(2,521)	(58)	2,342	3,124	(938)	(23,534)	(5,122)	1,563	(20,456)	(8,011)
Transfers due to rider and contingent deferred sales charges	(6,629)	(148)	(168)	(752)	(481)	(1)	(751)	(5,403)	-	-
Transfers due to net charge (credit) to annuitant mortality fluctuation	459	-	128	67	141	-	94	5,088	-	-
Transfers between Sub-Accounts and to/from Fixed Account	(3,145,720)	(127,130)	(36,654)	(90,880)	(151,588)	498,074	(729,920)	(2,822,453)	84,555	284,906

Net increase (decrease) in net assets resulting from capital transactions	(13,498,599)	(219,278)	(185,541)	(938,247)	(652,461)	1,150,071	(2,226,132)	(8,482,714)	809,104	449,357

Total increase (decrease)	(16,913,740)	(338,164)	(247,832)	(706,628)	(943,062)	908,662	(3,492,087)	(9,552,620)	779,523	377,058

NET ASSETS, at beginning of the year	103,494,362	2,122,080	2,109,483	8,694,526	4,911,093	6,677,316	16,159,322	60,401,254	1,511,448	708,466

NET ASSETS, at end of the year	$86,580,622	$1,783,916	$1,861,651	$7,987,898	$3,968,031	$7,585,978	$12,667,235	$50,848,634	$2,290,971	$1,085,524

See Notes to Financial Statements.

C.M. Multi-Account A

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2011

	MML American Funds® International Sub-Account	MML Babson Blend Sub-Account	MML Babson Enhanced Index Core Equity Sub-Account	MML Babson High Yield Sub-Account	MML Babson Inflation-Protected and Income Sub-Account	MML Babson Managed Bond Sub-Account	MML Babson Managed Bond Sub-Account	MML Babson Short-Duration Bond Sub-Account	MML Balanced Allocation Sub-Account	MML Baring China Sub-Account

						(Initial Class)	(Service Class)
Investment income
Dividends	$9,765	$1,361,391	$85,327	$57,260	$1,104,466	$1,804,034	$133,474	$16,312	$288,416	$-

Expenses
Mortality and expense risk fees and administrative charges	7,936	855,755	82,781	9,332	290,134	633,114	50,175	13,357	140,533	3,618

Net investment income (loss)	1,829	505,636	2,546	47,928	814,332	1,170,920	83,299	2,955	147,883	(3,618)

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	1,165	1,290,629	(300,417)	10,124	273,645	902,834	22,492	3,486	503,731	(5,812)
Realized gain distribution	14,174	-	-	-	-	919,501	68,143	6,038	200,410	10,080

Realized gain (loss)	15,339	1,290,629	(300,417)	10,124	273,645	1,822,335	90,635	9,524	704,141	4,268

Change in net unrealized appreciation/depreciation of investments	(135,979)	469,077	366,841	(30,207)	1,438,056	(133,259)	32,165	6,111	(806,935)	(69,175)

Net gain (loss) on investments	(120,640)	1,759,706	66,424	(20,083)	1,711,701	1,689,076	122,800	15,635	(102,794)	(64,907)

Net increase (decrease) in net assets resulting from operations	(118,811)	2,265,342	68,970	27,845	2,526,033	2,859,996	206,099	18,590	45,089	(68,525)

Capital transactions:
Transfer of net premiums	145,777	1,421,154	405,227	100,313	783,564	2,139,639	29,666	108,292	1,739,304	61,750
Transfers due to death benefits	-	(1,169,378)	(83,648)	-	(140,291)	(811,536)	(47,349)	-	(47,120)	-
Transfers due to annuity benefit payments	-	(21,121)	(7,127)	-	(5,412)	(2,188)	-	-	(380)	-
Transfers due to withdrawal of funds	(41,359)	(6,190,658)	(756,121)	(106,974)	(2,582,831)	(5,581,329)	(478,745)	(244,231)	(1,983,381)	(5,439)
Transfers due to loans, net of repayments	(2,223)	19,440	(1,983)	240	(35,053)	(1,510)	-	-	(7,351)	183
Transfers due to rider and contingent deferred sales charges	-	(3,877)	(364)	(115)	(1,519)	(12,264)	(274)	(74)	(439)	-
Transfers due to net charge (credit) to annuitant mortality fluctuation	-	2,371	1,716	-	803	881	-	-	83	-
Transfers between Sub-Accounts and to/from Fixed Account	206,810	(1,373,903)	(483,179)	788,479	1,575,363	52,415	1,027,475	902,227	1,888,235	11,278

Net increase (decrease) in net assets resulting from capital transactions	309,005	(7,315,972)	(925,479)	781,943	(405,376)	(4,215,892)	530,773	766,214	1,588,951	67,772

Total increase (decrease)	190,194	(5,050,630)	(856,509)	809,788	2,120,657	(1,355,896)	736,872	784,804	1,634,040	(753)

NET ASSETS, at beginning of the year	535,109	68,324,616	6,531,060	454,531	21,723,909	49,794,456	3,480,048	821,102	10,350,816	272,945

NET ASSETS, at end of the year	$725,303	$63,273,986	$5,674,551	$1,264,319	$23,844,566	$48,438,560	$4,216,920	$1,605,906	$11,984,856	$272,192

See Notes to Financial Statements.

C.M. Multi-Account A

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2011

	MML Baring Strategic Emerging Markets Sub-Account	MML Capital Guardian Asset Allocation Sub-Account	MML Conservative Allocation Sub-Account	MML Davis Large Cap Value Sub-Account	MML Emerging Growth Sub-Account	MML Equity Index Sub-Account	MML Growth & Income Sub-Account	MML Growth Allocation Sub-Account	MML Income & Growth Sub-Account	MML Legg Mason Concentrated Growth Sub-Account

Investment income
Dividends	$117	$757,558	$314,920	$170,686	$-	$260,397	$369,941	$334,880	$975,380	$122,810

Expenses
Mortality and expense risk fees and administrative charges	9,518	485,141	139,976	253,914	34,397	220,259	435,405	212,668	435,633	232,830

Net investment income (loss)	(9,401)	272,417	174,944	(83,228)	(34,397)	40,138	(65,464)	122,212	539,747	(110,020)

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	32,012	(984,089)	348,529	103,293	(51,793)	517,845	(1,560,758)	167,129	(1,255,342)	(1,683,392)
Realized gain distribution	59,480	-	556,444	-	-	-	-	-	-	-

Realized gain (loss)	91,492	(984,089)	904,973	103,293	(51,793)	517,845	(1,560,758)	167,129	(1,255,342)	(1,683,392)

Change in net unrealized appreciation/depreciation of investments	(286,529)	850,138	(964,601)	(1,022,821)	(104,993)	(492,148)	704,386	(655,174)	2,112,270	1,450,519

Net gain (loss) on investments	(195,037)	(133,951)	(59,628)	(919,528)	(156,786)	25,697	(856,372)	(488,045)	856,928	(232,873)

Net increase (decrease) in net assets resulting from operations	(204,438)	138,466	115,316	(1,002,756)	(191,183)	65,835	(921,836)	(365,833)	1,396,675	(342,893)

Capital transactions:
Transfer of net premiums	154,446	1,171,641	1,277,451	636,567	100,519	312,079	997,050	4,163,300	609,807	417,403
Transfers due to death benefits	-	(416,172)	-	(223,696)	(6,967)	(269,656)	(348,953)	-	(255,886)	(318,595)
Transfers due to annuity benefit payments	-	(108,177)	(1,652)	(15,225)	(945)	(5,389)	(7,939)	-	(3,715)	(9,208)
Transfers due to withdrawal of funds	(64,461)	(4,206,757)	(665,759)	(2,483,205)	(361,380)	(1,998,653)	(4,037,414)	(1,091,114)	(3,898,590)	(2,076,662)
Transfers due to loans, net of repayments	(3,074)	5,807	(27,935)	10,571	(4,226)	9,256	(7,137)	(37,867)	30,009	(8,287)
Transfers due to rider and contingent deferred sales charges	-	(1,814)	(113)	(2,340)	(139)	(468)	(2,721)	(310)	(2,642)	(1,038)
Transfers due to net charge (credit) to annuitant mortality fluctuation	-	4,408	6	2,134	80	512	1,827	-	740	1,723
Transfers between Sub-Accounts and to/from Fixed Account	5,526	(2,112,043)	2,081,256	(1,228,787)	(137,020)	(694,474)	(2,227,299)	1,216,222	(1,546,666)	(1,055,048)

Net increase (decrease) in net assets resulting from capital transactions	92,437	(5,663,107)	2,663,254	(3,303,981)	(410,078)	(2,646,793)	(5,632,586)	4,250,231	(5,066,943)	(3,049,712)

Total increase (decrease)	(112,001)	(5,524,641)	2,778,570	(4,306,737)	(601,261)	(2,580,958)	(6,554,422)	3,884,398	(3,670,268)	(3,392,605)

NET ASSETS, at beginning of the year	839,384	40,014,703	9,727,064	21,428,580	2,852,990	17,567,398	37,143,750	15,314,949	34,788,401	19,195,687

NET ASSETS, at end of the year	$727,383	$34,490,062	$12,505,634	$17,121,843	$2,251,729	$14,986,440	$30,589,328	$19,199,347	$31,118,133	$15,803,082

See Notes to Financial Statements.

C.M. Multi-Account A

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2011

	MML MFS Global Sub-Account	MML Moderate Allocation Sub-Account	MML Money Market Sub-Account	MML NASDAQ-100® Sub-Account	MML Oppenheimer/ Loomis Sayles Equity Sub-Account	MML Rainier Large Cap Growth Sub-Account	MML Small Cap Index Sub-Account	MML Small/Mid Cap Equity Sub-Account	MML T. Rowe Price Blue Chip Growth Sub-Account	MML T. Rowe Price Equity Income Sub-Account

Investment income
Dividends	$133,864	$506,489	$217	$13,222	$597,806	$39,292	$81,992	$189,186	$4,718	$362,936

Expenses
Mortality and expense risk fees and administrative charges	187,850	312,799	145,746	65,116	498,291	233,912	156,419	270,184	168,831	282,821

Net investment income (loss)	(53,986)	193,690	(145,529)	(51,894)	99,515	(194,620)	(74,427)	(80,998)	(164,113)	80,115

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(563,903)	753,908	(2,268)	357,179	(601,529)	224,005	148,524	489,364	419,640	(268,346)
Realized gain distribution	-	18,756	191	-	-	-	-	2,736,764	-	-

Realized gain (loss)	(563,903)	772,664	(2,077)	357,179	(601,529)	224,005	148,524	3,226,128	419,640	(268,346)

Change in net unrealized appreciation/depreciation of investments	(80,889)	(1,106,765)	1,903	(220,376)	(1,327,105)	(876,975)	(205,410)	(3,787,629)	(237,421)	(304,277)

Net gain (loss) on investments	(644,792)	(334,101)	(174)	136,803	(1,928,634)	(652,970)	(56,886)	(561,501)	182,219	(572,623)

Net increase (decrease) in net assets resulting from operations	(698,778)	(140,411)	(145,703)	84,909	(1,829,119)	(847,590)	(131,313)	(642,499)	18,106	(492,508)

Capital transactions:
Transfer of net premiums	268,350	6,064,569	643,667	247,060	844,558	324,665	338,320	476,896	576,166	873,978
Transfers due to death benefits	(194,610)	(4,310)	(93,004)	(22,799)	(262,039)	(143,676)	(121,371)	(176,957)	(92,453)	(92,077)
Transfers due to annuity benefit payments	(3,175)	(1,524)	-	(3,264)	(20,423)	(11,154)	(6,943)	(2,344)	(3,048)	(4,447)
Transfers due to withdrawal of funds	(1,808,411)	(2,212,770)	(6,605,177)	(532,622)	(4,759,559)	(2,167,045)	(1,385,930)	(2,612,872)	(1,392,745)	(2,825,121)
Transfers due to loans, net of repayments	7,732	(51,422)	(9,533)	1,631	38,976	(17,254)	(8,748)	7,160	(10,567)	(4,040)
Transfers due to rider and contingent deferred sales charges	(1,133)	(513)	(1,341)	(377)	(1,744)	(1,592)	(548)	(2,333)	(769)	(1,560)
Transfers due to net charge (credit) to annuitant mortality fluctuation	1	274	-	227	3,104	1,355	567	120	(353)	1,061
Transfers between Sub-Accounts and to/from Fixed Account	(569,215)	1,698,787	7,536,224	(120,096)	(1,462,612)	(781,993)	(764,866)	(1,202,405)	101,322	(333,286)

Net increase (decrease) in net assets resulting from capital transactions	(2,300,461)	5,493,091	1,470,836	(430,240)	(5,619,739)	(2,796,694)	(1,949,519)	(3,512,735)	(822,447)	(2,385,492)

Total increase (decrease)	(2,999,239)	5,352,680	1,325,133	(345,331)	(7,448,858)	(3,644,284)	(2,080,832)	(4,155,234)	(804,341)	(2,878,000)

NET ASSETS, at beginning of the year	15,226,337	22,257,747	11,147,045	5,090,741	42,047,178	19,289,246	12,813,864	22,409,131	13,059,637	23,345,832

NET ASSETS, at end of the year	$12,227,098	$27,610,427	$12,472,178	$4,745,410	$34,598,320	$15,644,962	$10,733,032	$18,253,897	$12,255,296	$20,467,832

See Notes to Financial Statements.

C.M. Multi-Account A

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2011

	MML T. Rowe Price Mid Cap Growth Sub-Account	MML T. Rowe Price Small Company Value Sub-Account	MML Templeton Foreign Sub-Account	MML W&R/Wellington Small Cap Growth Equity Sub-Account	Oppenheimer Balanced Sub-Account	Oppenheimer Capital Appreciation Sub-Account	Oppenheimer Core Bond Sub-Account	Oppenheimer Global Securities Sub-Account	Oppenheimer Global Strategic Income Sub-Account	Oppenheimer High Income Sub-Account

Investment income
Dividends	$-	$-	$328,848	$-	$351,419	$192,421	$956,190	$1,427,107	$2,436,502	$693,154

Expenses
Mortality and expense risk fees and administrative charges	1,115,874	3,102	230,483	184,088	194,490	657,031	206,898	1,392,658	942,589	95,409

Net investment income (loss)	(1,115,874)	(3,102)	98,365	(184,088)	156,929	(464,610)	749,292	34,449	1,493,913	597,745

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	3,792,205	2,640	(753,207)	1,026,861	(1,537,956)	2,242,944	(1,521,803)	2,727,216	1,241,205	(2,853,257)
Realized gain distribution	-	3,642	-	541,068	-	-	-	-	936,630	-

Realized gain (loss)	3,792,205	6,282	(753,207)	1,567,929	(1,537,956)	2,242,944	(1,521,803)	2,727,216	2,177,835	(2,853,257)

Change in net unrealized appreciation/depreciation of investments	(4,542,666)	(11,101)	(1,209,079)	(2,225,871)	1,332,643	(2,881,288)	1,814,230	(12,464,021)	(3,777,618)	2,046,450

Net gain (loss) on investments	(750,461)	(4,819)	(1,962,286)	(657,942)	(205,313)	(638,344)	292,427	(9,736,805)	(1,599,783)	(806,807)

Net increase (decrease) in net assets resulting from operations	(1,866,335)	(7,921)	(1,863,921)	(842,030)	(48,384)	(1,102,954)	1,041,719	(9,702,356)	(105,870)	(209,062)

Capital transactions:
Transfer of net premiums	1,528,241	84,877	518,369	330,005	-	1,161,553	(122)	2,569,266	1,846,242	521
Transfers due to death benefits	(809,564)	-	(154,581)	(92,197)	(204,937)	(889,198)	(489,251)	(464,385)	(1,223,754)	(85,939)
Transfers due to annuity benefit payments	(34,919)	-	(7,758)	(10,099)	(36,270)	(17,562)	(30,854)	(27,574)	(29,410)	(4,528)
Transfers due to withdrawal of funds	(10,223,487)	(15,474)	(2,360,894)	(2,198,543)	(1,814,880)	(5,956,085)	(2,351,873)	(13,863,298)	(11,420,970)	(1,162,479)
Transfers due to loans, net of repayments	10,825	(2,445)	1,730	5,370	(6,131)	30,305	-	(22,247)	(44,636)	(1,991)
Transfers due to rider and contingent deferred sales charges	(4,276)	-	(1,411)	(1,096)	(1,042)	(4,081)	(1,363)	(7,296)	(6,002)	(1,894)
Transfers due to net charge (credit) to annuitant mortality fluctuation	6,953	-	914	1,863	5,780	1,948	3,298	6,232	2,308	761
Transfers between Sub-Accounts and to/from Fixed Account	(3,705,392)	(1,665)	(1,024,059)	(593,205)	(754,067)	(3,222,806)	(460,762)	(4,256,582)	(1,057,625)	(364,405)

Net increase (decrease) in net assets resulting from capital transactions	(13,231,619)	65,293	(3,027,690)	(2,557,902)	(2,811,547)	(8,895,926)	(3,330,927)	(16,065,884)	(11,933,847)	(1,619,954)

Total increase (decrease)	(15,097,954)	57,372	(4,891,611)	(3,399,932)	(2,859,931)	(9,998,880)	(2,289,208)	(25,768,240)	(12,039,717)	(1,829,016)

NET ASSETS, at beginning of the year	90,253,793	231,357	19,353,021	15,244,882	15,923,442	55,101,838	16,690,620	117,088,259	77,439,204	7,940,653

NET ASSETS, at end of the year	$75,155,839	$288,729	$14,461,410	$11,844,950	$13,063,511	$45,102,958	$14,401,412	$91,320,019	$65,399,487	$6,111,637

See Notes to Financial Statements.

C.M. Multi-Account A

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

For The Year Or Period Ended December 31, 2011

	Oppenheimer International Growth Sub-Account	Oppenheimer Main Street Sub-Account	Oppenheimer Money Sub-Account	Oppenheimer Small- & Mid-Cap Growth Sub-Account	Panorama Growth Sub-Account	Panorama Total Return Sub-Account	PIMCO CommodityRealReturn® Strategy Sub-Account

Investment income
Dividends	$334,453	$362,508	$2,677	$-	$90,178	$362,518	$582,518

Expenses
Mortality and expense risk fees and administrative charges	435,480	549,846	337,864	397,845	149,808	177,407	55,293

Net investment income (loss)	(101,027)	(187,338)	(335,187)	(397,845)	(59,630)	185,111	527,225

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	1,720,919	692,315	-	960,642	56,702	118,326	(106,746)
Realized gain distribution	-	-	-	-	-	-	-

Realized gain (loss)	1,720,919	692,315	-	960,642	56,702	118,326	(106,746)

Change in net unrealized appreciation/depreciation of investments	(4,193,735)	(1,095,726)	-	(411,198)	(120,237)	(423,255)	(809,548)

Net gain (loss) on investments	(2,472,816)	(403,411)	-	549,444	(63,535)	(304,929)	(916,294)

Net increase (decrease) in net assets resulting from operations	(2,573,843)	(590,749)	(335,187)	151,599	(123,165)	(119,818)	(389,069)

Capital transactions:
Transfer of net premiums	871,029	627,390	471,227	879,020	87,428	102,446	214,513
Transfers due to death benefits	(344,153)	(363,106)	(446,477)	(168,328)	(20,003)	(135,978)	(45,080)
Transfers due to annuity benefit payments	(8,144)	(4,828)	(888)	(5,945)	(176)	(11,637)	(2,627)
Transfers due to withdrawal of funds	(3,503,998)	(5,306,471)	(6,786,043)	(3,560,485)	(1,654,864)	(1,276,543)	(421,516)
Transfers due to loans, net of repayments	3,725	(6,231)	64,886	(51,621)	(2,024)	3,039	751
Transfers due to rider and contingent deferred sales charges	(1,213)	(2,280)	(2,321)	(2,030)	(416)	(526)	(171)
Transfers due to net charge (credit) to annuitant mortality fluctuation	65	(173)	234	240	(41)	852	47
Transfers between Sub-Accounts and to/from Fixed Account	(1,908,101)	(1,423,795)	1,408,062	(1,286,305)	(326,711)	(79,718)	401,916

Net increase (decrease) in net assets resulting from capital transactions	(4,890,790)	(6,479,494)	(5,291,320)	(4,195,454)	(1,916,807)	(1,398,065)	147,833

Total increase (decrease)	(7,464,633)	(7,070,243)	(5,626,507)	(4,043,855)	(2,039,972)	(1,517,883)	(241,236)

NET ASSETS, at beginning of the year	35,566,651	45,517,587	28,095,037	31,299,811	12,234,949	13,478,991	4,008,862

NET ASSETS, at end of the year	$28,102,018	$38,447,344	$22,468,530	$27,255,956	$10,194,977	$11,961,108	$3,767,626

See Notes to Financial Statements.

C.M. Multi-Account A

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Or Period Ended December 31, 2010

	Fidelity® VIP Contrafund Sub-Account	ING Clarion Global Real Estate Sub-Account	Invesco V.I. Financial Services Sub-Account	Invesco V.I. Global Health Care Sub-Account	Invesco V.I. Technology Sub-Account	MML Aggressive Allocation Sub-Account	MML AllianceBernstein Small/MId Cap Value Sub-Account	MML American Century Mid Cap Value Sub-Account	MML American Funds® Core Allocation Sub-Account	MML American Funds® Growth Sub-Account

Investment income
Dividends	$1,185,245	$157,680	$2,396	$-	$-	$62,748	$89,794	$850,134	$15,817	$871

Expenses
Mortality and expense risk fees and administrative charges	1,311,751	23,764	30,169	120,768	59,044	62,505	191,044	751,184	11,669	5,123

Net investment income (loss)	(126,506)	133,916	(27,773)	(120,768)	(59,044)	243	(101,250)	98,950	4,148	(4,252)

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(4,421,128)	(53,776)	(1,455,138)	(313,539)	78,492	8,911	(891,624)	(1,018,474)	5,735	6,967
Realized gain distribution	43,005	-	-	-	-	-	-	-	8,616	2,285

Realized gain (loss)	(4,378,123)	(53,776)	(1,455,138)	(313,539)	78,492	8,911	(891,624)	(1,018,474)	14,351	9,252

Change in net unrealized appreciation/depreciation of investments	18,795,190	165,305	1,649,209	745,616	781,422	804,614	4,369,991	10,699,264	83,738	80,415

Net gain (loss) on investments	14,417,067	111,529	194,071	432,077	859,914	813,525	3,478,367	9,680,790	98,089	89,667

Net increase (decrease) in net assets resulting from operations	14,290,561	245,445	166,298	311,309	800,870	813,768	3,377,117	9,779,740	102,237	85,415

Capital transactions:
Transfer of net premiums	2,810,112	119,770	69,568	244,113	152,178	1,656,647	630,399	1,415,825	663,552	145,566
Transfers due to death benefits	(677,891)	(3,430)	(4,215)	(49,412)	(13,597)	-	(87,682)	(306,831)	-	-
Transfers due to annuity benefit payments	(12,929)	-	(451)	(1,262)	(1,755)	-	(247)	(21,386)	-	-
Transfers due to withdrawal of funds	(11,098,121)	(310,439)	(308,965)	(1,066,086)	(488,476)	(290,204)	(1,720,658)	(6,526,307)	(36,055)	(44,821)
Transfers due to loans, net of repayments	8,834	65	760	(4,354)	(2,063)	(63,529)	(1,974)	7,810	3,142	66
Transfers due to rider and contingent deferred sales charges	(7,224)	(159)	(168)	(818)	(460)	(39)	(819)	(5,752)	-	-
Transfers due to net charge (credit) to annuitant mortality fluctuation	(4,606)	-	111	96	(1,361)	-	61	3,271	-	-
Transfers between Sub-Accounts and to/from Fixed Account	(3,928,494)	409,738	(32,735)	(693,874)	(187,800)	408,045	(173,903)	(2,060,083)	253,735	258,331

Net increase (decrease) in net assets resulting from capital transactions	(12,910,319)	215,545	(276,095)	(1,571,597)	(543,334)	1,710,920	(1,354,823)	(7,493,453)	884,374	359,142

Total increase (decrease)	1,380,242	460,990	(109,797)	(1,260,288)	257,536	2,524,688	2,022,294	2,286,287	986,611	444,557

NET ASSETS, at beginning of the year	102,114,120	1,661,090	2,219,280	9,954,814	4,653,557	4,152,628	14,137,028	58,114,967	524,837	263,909

NET ASSETS, at end of the year	$103,494,362	$2,122,080	$2,109,483	$8,694,526	$4,911,093	$6,677,316	$16,159,322	$60,401,254	$1,511,448	$708,466

See Notes to Financial Statements.

C.M. Multi-Account A

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Or Period Ended December 31, 2010

	MML American Funds® International Sub-Account	MML Babson Blend Sub-Account	MML Babson Enhanced Index Core Equity Sub-Account	MML Babson High Yield Sub-Account	MML Babson Inflation-Protected and Income Sub-Account	MML Babson Managed Bond Sub-Account	MML Babson Managed Bond Sub-Account	MML Babson Short-Duration Bond Sub-Account	MML Balanced Allocation Sub-Account	MML Baring China Sub-Account

						(Initial Class)	(Service Class)
Investment income
Dividends	$3,579	$1,430,371	$95,041	$16,777	$735,837	$1,909,906	$103,836	$9,069	$128,871	$1,207

Expenses
Mortality and expense risk fees and administrative charges	4,609	898,081	87,524	2,674	305,020	683,079	37,178	5,116	106,732	2,720

Net investment income (loss)	(1,030)	532,290	7,517	14,103	430,817	1,226,827	66,658	3,953	22,139	(1,513)

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	3,864	471,366	(581,625)	3,636	85,330	666,289	28,257	5,205	204,448	4,305
Realized gain distribution	6,102	-	-	-	-	245,440	11,033	-	-	39,740

Realized gain (loss)	9,966	471,366	(581,625)	3,636	85,330	911,729	39,290	5,205	204,448	44,045

Change in net unrealized appreciation/depreciation of investments	34,591	6,117,065	1,324,305	15,072	639,112	616,472	(516)	(1,975)	758,739	(33,910)

Net gain (loss) on investments	44,557	6,588,431	742,680	18,708	724,442	1,528,201	38,774	3,230	963,187	10,135

Net increase (decrease) in net assets resulting from operations	43,527	7,120,721	750,197	32,811	1,155,259	2,755,028	105,432	7,183	985,326	8,622

Capital transactions:
Transfer of net premiums	163,297	1,123,330	107,770	17,463	965,753	1,826,444	72,093	130,385	2,109,330	69,495
Transfers due to death benefits	-	(732,269)	(68,654)	-	(231,847)	(572,017)	-	-	(60,496)	-
Transfers due to annuity benefit payments	-	(16,770)	(7,959)	-	(5,108)	(2,187)	-	-	-	-
Transfers due to withdrawal of funds	(20,787)	(8,941,326)	(748,500)	(13,009)	(3,137,238)	(5,725,979)	(366,710)	(190,745)	(806,321)	(6,398)
Transfers due to loans, net of repayments	1,612	87,382	3,047	-	16,257	27,480	-	-	3,362	(778)
Transfers due to rider and contingent deferred sales charges	-	(4,074)	(453)	(27)	(1,562)	(12,750)	(261)	(15)	(318)	-
Transfers due to net charge (credit) to annuitant mortality fluctuation	-	1,993	376	-	(1,154)	763	-	-	-	-
Transfers between Sub-Accounts and to/from Fixed Account	150,539	(694,665)	(301,691)	417,293	969,089	1,626,125	2,137,273	874,294	2,341,618	25,335

Net increase (decrease) in net assets resulting from capital transactions	294,661	(9,176,399)	(1,016,064)	421,720	(1,425,810)	(2,832,121)	1,842,395	813,919	3,587,175	87,654

Total increase (decrease)	338,188	(2,055,678)	(265,867)	454,531	(270,551)	(77,093)	1,947,827	821,102	4,572,501	96,276

NET ASSETS, at beginning of the year	196,921	70,380,294	6,796,927	-	21,994,460	49,871,549	1,532,221	-	5,778,315	176,669

NET ASSETS, at end of the year	$535,109	$68,324,616	$6,531,060	$454,531	$21,723,909	$49,794,456	$3,480,048	$821,102	$10,350,816	$272,945

See Notes to Financial Statements.

C.M. Multi-Account A

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Or Period Ended December 31, 2010

	MML Baring Strategic Emerging Markets Sub-Account	MML Capital Guardian Asset Allocation Sub-Account	MML Conservative Allocation Sub-Account	MML Davis Large Cap Value Sub-Account	MML Emerging Growth Sub-Account	MML Equity Index Sub-Account	MML Growth & Income Sub-Account	MML Growth Allocation Sub-Account	MML Income & Growth Sub-Account	MML Legg Mason Concentrated Growth Sub-Account

Investment income
Dividends	$509	$965,753	$124,423	$166,018	$-	$264,341	$495,905	$152,638	$1,313,890	$101,034

Expenses
Mortality and expense risk fees and administrative charges	5,828	523,780	102,618	273,833	33,589	233,850	473,902	155,263	461,358	251,390

Net investment income (loss)	(5,319)	441,973	21,805	(107,815)	(33,589)	30,491	22,003	(2,625)	852,532	(150,356)

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	13,643	(2,896,190)	446,621	131,571	(361,673)	388,819	(3,214,379)	(114,472)	(2,324,004)	(3,283,682)
Realized gain distribution	27,107	-	-	-	-	-	-	-	-	-

Realized gain (loss)	40,750	(2,896,190)	446,621	131,571	(361,673)	388,819	(3,214,379)	(114,472)	(2,324,004)	(3,283,682)

Change in net unrealized appreciation/depreciation of investments	54,281	6,583,854	368,826	2,068,993	945,152	1,655,745	6,610,533	1,784,405	4,778,626	5,623,975

Net gain (loss) on investments	95,031	3,687,664	815,447	2,200,564	583,479	2,044,564	3,396,154	1,669,933	2,454,622	2,340,293

Net increase (decrease) in net assets resulting from operations	89,712	4,129,637	837,252	2,092,749	549,890	2,075,055	3,418,157	1,667,308	3,307,154	2,189,937

Capital transactions:
Transfer of net premiums	129,869	1,325,338	1,640,594	668,658	81,547	325,624	1,270,097	3,907,266	608,745	465,420
Transfers due to death benefits	-	(198,840)	-	(142,290)	(1,029)	(352,385)	(435,124)	-	(348,280)	(103,326)
Transfers due to annuity benefit payments	-	(45,191)	(1,742)	(20,064)	(831)	(6,084)	(11,571)	-	(3,328)	(8,558)
Transfers due to withdrawal of funds	(36,308)	(4,499,469)	(1,126,139)	(2,211,024)	(356,917)	(2,076,761)	(3,887,345)	(1,019,231)	(3,938,017)	(2,253,596)
Transfers due to loans, net of repayments	(2,016)	11,924	(27,600)	1,176	19,985	16,348	37,391	(104,217)	(9,216)	9,645
Transfers due to rider and contingent deferred sales charges	-	(1,952)	(76)	(2,612)	(181)	(880)	(3,079)	(319)	(2,948)	(1,173)
Transfers due to net charge (credit) to annuitant mortality fluctuation	-	3,030	33	2,236	44	474	(142)	-	(660)	2,065
Transfers between Sub-Accounts and to/from Fixed Account	374,415	(2,688,880)	2,131,244	(939,490)	(24,306)	(413,870)	(2,042,024)	491,932	(1,234,753)	(1,075,697)

Net increase (decrease) in net assets resulting from capital transactions	465,960	(6,094,040)	2,616,314	(2,643,410)	(281,688)	(2,507,534)	(5,071,797)	3,275,431	(4,928,457)	(2,965,220)

Total increase (decrease)	555,672	(1,964,403)	3,453,566	(550,661)	268,202	(432,479)	(1,653,640)	4,942,739	(1,621,303)	(775,283)

NET ASSETS, at beginning of the year	283,712	41,979,106	6,273,498	21,979,241	2,584,788	17,999,877	38,797,390	10,372,210	36,409,704	19,970,970

NET ASSETS, at end of the year	$839,384	$40,014,703	$9,727,064	$21,428,580	$2,852,990	$17,567,398	$37,143,750	$15,314,949	$34,788,401	$19,195,687

See Notes to Financial Statements.

C.M. Multi-Account A

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Or Period Ended December 31, 2010

	MML MFS Global Sub-Account	MML Moderate Allocation Sub-Account	MML Money Market Sub-Account	MML NASDAQ-100® Sub-Account	MML Oppenheimer/ Loomis Sayles Equity Sub-Account	MML Rainier Large Cap Growth Sub-Account	MML Small Cap Index Sub-Account	MML Oppenheimer Small Cap Equity Sub-Account	MML T. Rowe Price Blue Chip Growth Sub-Account	MML T. Rowe Price Equity Income Sub-Account

Investment income
Dividends	$79,800	$262,246	$3,936	$5,709	$738,742	$16,891	$67,630	$157,290	$9,327	$336,488

Expenses
Mortality and expense risk fees and administrative charges	205,457	238,927	148,253	58,042	525,017	244,149	156,137	281,535	160,539	284,282

Net investment income (loss)	(125,657)	23,319	(144,317)	(52,333)	213,725	(227,258)	(88,507)	(124,245)	(151,212)	52,206

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(1,673,901)	423,524	(488)	102,307	(390,339)	(499,703)	(694,051)	(1,525,834)	126,748	(971,534)
Realized gain distribution	-	-	-	-	-	-	-	-	-	-

Realized gain (loss)	(1,673,901)	423,524	(488)	102,307	(390,339)	(499,703)	(694,051)	(1,525,834)	126,748	(971,534)

Change in net unrealized appreciation/depreciation of investments	3,351,616	1,760,696	(3,211)	712,881	5,218,936	3,645,675	3,320,895	5,823,676	1,704,393	3,732,290

Net gain (loss) on investments	1,677,715	2,184,220	(3,699)	815,188	4,828,597	3,145,972	2,626,844	4,297,842	1,831,141	2,760,756

Net increase (decrease) in net assets resulting from operations	1,552,058	2,207,539	(148,016)	762,855	5,042,322	2,918,714	2,538,337	4,173,597	1,679,929	2,812,962

Capital transactions:
Transfer of net premiums	267,735	4,307,919	1,339,090	220,763	742,769	348,277	371,038	474,661	620,865	891,452
Transfers due to death benefits	(104,328)	-	(229,967)	(4,555)	(167,360)	(244,502)	(112,790)	(153,138)	(49,269)	(199,377)
Transfers due to annuity benefit payments	(2,926)	-	-	(3,187)	(19,334)	(10,891)	(6,414)	(3,928)	(7,691)	(4,116)
Transfers due to withdrawal of funds	(2,148,747)	(1,714,535)	(6,215,304)	(369,828)	(4,549,683)	(1,937,696)	(1,651,109)	(2,315,601)	(1,279,885)	(1,960,690)
Transfers due to loans, net of repayments	4,657	(31,463)	(22,598)	287	41,262	(2,099)	4,937	(4,609)	22,149	14,907
Transfers due to rider and contingent deferred sales charges	(1,235)	(316)	(1,567)	(394)	(2,113)	(1,788)	(634)	(2,530)	(756)	(1,631)
Transfers due to net charge (credit) to annuitant mortality fluctuation	(173)	-	-	191	2,135	(1,360)	456	(3,178)	299	757
Transfers between Sub-Accounts and to/from Fixed Account	(585,063)	2,949,208	6,141,951	252,655	(1,583,614)	(826,042)	(297,717)	(1,290,134)	(482,489)	(351,633)

Net increase (decrease) in net assets resulting from capital transactions	(2,570,080)	5,510,813	1,011,605	95,932	(5,535,938)	(2,676,101)	(1,692,233)	(3,298,457)	(1,176,777)	(1,610,331)

Total increase (decrease)	(1,018,022)	7,718,352	863,589	858,787	(493,616)	242,613	846,104	875,140	503,152	1,202,631

NET ASSETS, at beginning of the year	16,244,359	14,539,395	10,283,456	4,231,954	42,540,794	19,046,633	11,967,760	21,533,991	12,556,485	22,143,201

NET ASSETS, at end of the year	$15,226,337	$22,257,747	$11,147,045	$5,090,741	$42,047,178	$19,289,246	$12,813,864	$22,409,131	$13,059,637	$23,345,832

See Notes to Financial Statements.

C.M. Multi-Account A

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Or Period Ended December 31, 2010

	MML T. Rowe Price Mid Cap Growth Sub-Account	MML T. Rowe Price Small Company Value Sub-Account	MML Templeton Foreign Sub-Account	MML W&R/Wellington Small Cap Growth Equity Sub-Account	Oppenheimer Balanced Sub-Account	Oppenheimer Capital Appreciation Sub-Account	Oppenheimer Core Bond Sub-Account	Oppenheimer Global Securities Sub-Account	Oppenheimer Global Strategic Income Sub-Account	Oppenheimer High Income Sub-Account

Investment income
Dividends	$-	$1,568	$304,805	$-	$239,808	$99,100	$351,166	$1,637,164	$6,796,209	$544,827

Expenses
Mortality and expense risk fees and administrative charges	1,108,701	1,453	255,097	189,550	220,684	713,715	242,274	1,468,987	1,046,118	111,334

Net investment income (loss)	(1,108,701)	115	49,708	(189,550)	19,124	(614,615)	108,892	168,177	5,750,091	433,493

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	764,231	2,544	(1,375,115)	679,256	(2,525,225)	1,746,849	(2,412,510)	2,077,325	828,040	(5,225,447)
Realized gain distribution	-	18,268	-	-	-	-	-	-	-	-

Realized gain (loss)	764,231	20,812	(1,375,115)	679,256	(2,525,225)	1,746,849	(2,412,510)	2,077,325	828,040	(5,225,447)

Change in net unrealized appreciation/depreciation of investments	19,989,364	8,689	1,799,853	2,229,623	4,237,895	2,752,951	4,081,651	12,871,428	3,304,835	5,809,316

Net gain (loss) on investments	20,753,595	29,501	424,738	2,908,879	1,712,670	4,499,800	1,669,141	14,948,753	4,132,875	583,869

Net increase (decrease) in net assets resulting from operations	19,644,894	29,616	474,446	2,719,329	1,731,794	3,885,185	1,778,033	15,116,930	9,882,966	1,017,362

Capital transactions:
Transfer of net premiums	1,670,453	54,796	579,024	372,446	1,966	1,358,848	6,133	2,582,114	1,949,092	3,428
Transfers due to death benefits	(631,922)	-	(115,149)	(66,585)	(347,723)	(765,546)	(292,539)	(802,244)	(1,274,470)	(124,473)
Transfers due to annuity benefit payments	(31,375)	-	(7,900)	(10,115)	(21,040)	(17,465)	(40,091)	(24,862)	(47,665)	(4,746)
Transfers due to withdrawal of funds	(9,714,702)	(3,006)	(2,576,972)	(1,620,930)	(2,364,016)	(6,066,523)	(3,408,085)	(12,101,367)	(11,546,861)	(1,192,160)
Transfers due to loans, net of repayments	45,530	1,780	21,865	(2,721)	(4,671)	29,668	-	18,980	43,583	(5,141)
Transfers due to rider and contingent deferred sales charges	(4,505)	-	(1,616)	(1,077)	(1,229)	(4,732)	(1,741)	(7,911)	(7,246)	(2,180)
Transfers due to net charge (credit) to annuitant mortality fluctuation	(2,694)	-	750	1,183	4,220	2,435	2,656	(46)	1,682	325
Transfers between Sub-Accounts and to/from Fixed Account	(3,007,658)	100,173	(999,917)	(634,867)	(832,883)	(3,130,658)	(778,823)	(4,384,699)	(283,584)	(883,376)

Net increase (decrease) in net assets resulting from capital transactions	(11,676,873)	153,743	(3,099,915)	(1,962,666)	(3,565,376)	(8,593,973)	(4,512,490)	(14,720,035)	(11,165,469)	(2,208,323)

Total increase (decrease)	7,968,021	183,359	(2,625,469)	756,663	(1,833,582)	(4,708,788)	(2,734,457)	396,895	(1,282,503)	(1,190,961)

NET ASSETS, at beginning of the year	82,285,772	47,998	21,978,490	14,488,219	17,757,024	59,810,626	19,425,077	116,691,364	78,721,707	9,131,614

NET ASSETS, at end of the year	$90,253,793	$231,357	$19,353,021	$15,244,882	$15,923,442	$55,101,838	$16,690,620	$117,088,259	$77,439,204	$7,940,653

See Notes to Financial Statements.

C.M. Multi-Account A

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Or Period Ended December 31, 2010

	Oppenheimer International Growth Sub-Account	Oppenheimer Main Street Sub-Account	Oppenheimer Money Sub-Account	Oppenheimer Small- & Mid-Cap Growth Sub-Account	Panorama Growth Sub-Account	Panorama Total Return Sub-Account	PIMCO CommodityRealReturn® Strategy Sub-Account

Investment income
Dividends	$434,296	$497,864	$9,460	$-	$136,131	$226,703	$491,648

Expenses
Mortality and expense risk fees and administrative charges	457,193	590,098	444,917	369,608	158,460	180,418	42,871

Net investment income (loss)	(22,897)	(92,234)	(435,457)	(369,608)	(22,329)	46,285	448,777

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	1,312,552	453,390	-	145,389	(245,211)	(333,835)	(735,124)
Realized gain distribution	-	-	-	-	-	-	62,946

Realized gain (loss)	1,312,552	453,390	-	145,389	(245,211)	(333,835)	(672,178)

Change in net unrealized appreciation/depreciation of investments	2,875,978	5,580,330	-	6,825,124	1,791,380	2,128,789	930,070

Net gain (loss) on investments	4,188,530	6,033,720	-	6,970,513	1,546,169	1,794,954	257,892

Net increase (decrease) in net assets resulting from operations	4,165,633	5,941,486	(435,457)	6,600,905	1,523,840	1,841,239	706,669

Capital transactions:
Transfer of net premiums	1,038,889	809,494	458,129	749,887	135,499	159,011	200,140
Transfers due to death benefits	(241,376)	(382,961)	(413,562)	(172,292)	(83,228)	(129,975)	(11,632)
Transfers due to annuity benefit payments	(11,317)	(6,809)	(1,266)	(5,465)	(2,240)	(10,552)	(1,907)
Transfers due to withdrawal of funds	(4,003,833)	(5,595,338)	(6,303,923)	(3,367,887)	(1,394,266)	(1,340,983)	(540,594)
Transfers due to loans, net of repayments	(33,678)	12,324	89,694	32,057	(613)	1,097	(5,316)
Transfers due to rider and contingent deferred sales charges	(1,463)	(2,840)	(2,416)	(1,908)	(508)	(534)	(164)
Transfers due to net charge (credit) to annuitant mortality fluctuation	(438)	(196)	110	458	(324)	37	100
Transfers between Sub-Accounts and to/from Fixed Account	(1,225,379)	(1,692,831)	(3,762,892)	(1,488,894)	(46,039)	(3,287)	327,373

Net increase (decrease) in net assets resulting from capital transactions	(4,478,595)	(6,859,157)	(9,936,126)	(4,254,044)	(1,391,719)	(1,325,186)	(32,000)

Total increase (decrease)	(312,962)	(917,671)	(10,371,583)	2,346,861	132,121	516,053	674,669

NET ASSETS, at beginning of the year	35,879,613	46,435,258	38,466,620	28,952,950	12,102,828	12,962,938	3,334,193

NET ASSETS, at end of the year	$35,566,651	$45,517,587	$28,095,037	$31,299,811	$12,234,949	$13,478,991	$4,008,862

See Notes to Financial Statements.

C.M. Multi-Account A

Notes To Financial Statements

1.	ORGANIZATION

C.M. Multi-Account A (the “Separate Account”) is a separate investment account of C.M. Life Insurance Company (“C.M. Life”) established on August 3, 1994. The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940 (“the 1940 Act”).

C.M. Life is a subsidiary of Massachusetts Mutual Life Insurance Company (“MassMutual”).

C.M. Life maintains three segments within the Separate Account, they are: Panorama Premier, Panorama Passage®, and MassMutual Artistry. One of the three segments, Panorama Passage®, has multiple tiers. The unit values of these tiers differ based on the associated expense ratio.

The assets and liabilities of the Separate Account are clearly identified and distinguished from C.M. Life’s other assets and liabilities. The Separate Account assets are not chargeable with liabilities arising from any other C.M. Life business.

2.	INVESTMENT OF THE SEPARATE ACCOUNT’S ASSETS

As of December 31, 2011, the Separate Account consists of fifty-six sub-accounts which invest in the following mutual funds:

Sub-Accounts	The sub-account listed in the first column invests in the fund in this column

Fidelity® VIP Contrafund® Sub-Account	Fidelity® VIP Contrafund® Portfolio [1]

ING Clarion Global Real Estate Sub-Account	ING Clarion Global Real Estate Portfolio [2]

Invesco V.I. Dividend Growth Sub-Account [9]	Invesco V.I. Dividend Growth Fund [3,9]

Invesco V.I. Global Heath Care Sub-Account	Invesco V.I. Global Health Care Fund [3]

Invesco V.I. Technology Sub-Account	Invesco V.I. Technology Fund [3]

MML Aggressive Allocation Sub-Account	MML Aggressive Allocation Fund [4]

MML AllianceBernstein Small/Mid Cap Value Sub-Account	MML Small/Mid Cap Value Fund [4]

MML American Century Mid Cap Value Sub-Account	MML Mid Cap Value Fund [4]

MML American Funds® Core Allocation Sub-Account	MML American Funds® Core Allocation Fund [4]

MML American Funds® Growth Sub-Account	MML American Funds® Growth Fund [4]

MML American Funds® International Sub-Account	MML American Funds® International Fund [4]

MML Babson Blend Sub-Account	MML Blend Fund [5]

MML Babson Enhanced Index Core Equity Sub-Account	MML Enhanced Index Core Equity Fund [5]

MML Babson High Yield Sub-Account	MML High Yield Fund [5]

MML Babson Inflation-Protected and Income Sub-Account	MML Inflation-Protected and Income Fund [5]

MML Babson Managed Bond Sub-Account (Initial Class and Service Class)	MML Managed Bond Fund [5] (Initial Class and Service Class)

MML Babson Short-Duration Bond Sub-Account	MML Short-Duration Bond Fund [5]

MML Balanced Allocation Sub-Account	MML Balanced Allocation Fund [4]

MML Baring China Sub-Account	MML China Fund [5]

MML Baring Strategic Emerging Markets Sub-Account	MML Strategic Emerging Markets Fund [5]

MML Capital Guardian Asset Allocation Sub-Account	MML Asset Allocation Fund [4]

Notes To Financial Statements (Continued)

Sub-Accounts	The sub-account listed in the first column invests in the fund in this column

MML Conservative Allocation Sub-Account	MML Conservative Allocation Fund [4]

MML Davis Large Cap Value Sub-Account	MML Large Cap Value Fund [4]

MML Emerging Growth Sub-Account	MML Emerging Growth Fund [4]

MML Equity Index Sub-Account	MML Equity Index Fund [4]

MML Growth & Income Sub-Account	MML Growth & Income Fund [4]

MML Growth Allocation Sub-Account	MML Growth Allocation Fund [4]

MML Income & Growth Sub-Account	MML Income & Growth Fund [4]

MML Legg Mason Concentrated Growth Sub-Account	MML Concentrated Growth Fund [4]

MML MFS Global Sub-Account	MML Global Fund [4]

MML Moderate Allocation Sub-Account	MML Moderate Allocation Fund [4]

MML Money Market Sub-Account	MML Money Market Fund [5]

MML NASDAQ-100® Sub-Account [6]	MML NASDAQ-100® Fund [4,6]

MML Oppenheimer/Loomis Sayles Equity Sub-Account	MML Equity Fund [5]

MML Rainier Large Cap Growth Sub-Account	MML Large Cap Growth Fund [4]

MML Small Cap Index Sub-Account	MML Small Cap Index Fund [4]

MML Small/Mid Cap Equity Sub-Account [11]	MML Small/Mid Cap Equity Fund [5,10]

MML T. Rowe Price Blue Chip Growth Sub-Account	MML Blue Chip Growth Fund [4]

MML T. Rowe Price Equity Income Sub-Account	MML Equity Income Fund [4]

MML T. Rowe Price Mid Cap Growth Sub-Account	MML Mid Cap Growth Fund [4]

MML T. Rowe Price Small Company Value Sub-Account	MML Small Company Value Fund [4]

MML Templeton Foreign Sub-Account	MML Foreign Fund [4]

MML W&R/Wellington Small Cap Growth Equity Sub-Account	MML Small Cap Growth Equity Fund [4]

Oppenheimer Balanced Sub-Account	Oppenheimer Balanced Fund/VA [7]

Oppenheimer Capital Appreciation Sub-Account	Oppenheimer Capital Appreciation Fund/VA [7]

Oppenheimer Core Bond Sub-Account	Oppenheimer Core Bond Fund/VA [7]

Oppenheimer Global Securities Sub-Account	Oppenheimer Global Securities Fund/VA [7]

Oppenheimer Global Strategic Income Sub-Account	Oppenheimer Global Strategic Income Fund/VA [7]

Oppenheimer High Income Sub-Account	Oppenheimer High Income Fund/VA [7]

Oppenheimer International Growth Sub-Account	Oppenheimer International Growth Fund/VA [7]

Oppenheimer Main Street Sub-Account	Oppenheimer Main Street Fund®/VA [7]

Oppenheimer Money Sub-Account	Oppenheimer Money Fund/VA [7]

Oppenheimer Small- & Mid-Cap Growth Sub-Account	Oppenheimer Small- & Mid-Cap Growth Fund/VA [7]

Panorama Growth Sub-Account	Panorama Growth Portfolio [7]

Panorama Total Return Sub-Account	Panorama Total Return Portfolio [7]

PIMCO CommodityRealReturn® Strategy Sub-Account	PIMCO CommodityRealReturn® Strategy Portfolio [8]

Notes To Financial Statements (Continued)

In addition to the fifty-six sub-accounts, some contract owners may also allocate funds to the Fixed Interest Account (“FIA”) which is part of C.M. Life’s general investment account. Because of exemptive and exclusionary provisions in the securities law, interests in the FIA are not registered under the Securities Act of 1933, and the FIA is not registered as an investment company under the 1940 Act.

[1]	Fidelity® Management & Research Company is the investment adviser to this Portfolio.
[2]	ING Investments, LLC is the investment adviser to this Portfolio.
[3]	Invesco Advisers, Inc. is the investment adviser to the listed Funds.
[4]	MassMutual is the investment adviser to the listed MML Trust Funds pursuant to an investment management agreement.
[5]	MassMutual is the investment adviser to the listed MML II Trust Funds pursuant to an investment management agreement.
[6]

NASDAQ®, NASDAQ-100® and NASDAQ-100 Index® are trademarks of The NASDAQ Stock Market, Inc. (together with its affiliates, “NASDAQ”) and are licensed for use by the Fund. The Fund/Sub-Account has not been passed on by NASDAQ as to its legality or suitability. The Fund/Sub-Account is not issued, endorsed, sold or promoted by NASDAQ. NASDAQ makes no warranties and bears no liability with respect to The Fund/Sub-Account.

[7]	OppenheimerFunds, Inc., a wholly owned subsidiary of MassMutual, serves as the investment adviser to the listed Funds/Portfolios.
[8]	Pacific Investment Management Company LLC is the investment adviser to this Portfolio.
[9]	Effective April 29, 2011, Invesco V.I. Financial Services merged into Invesco V.I. Dividend Growth.
[10]	Prior to May 1, 2011, MML Small/Mid Cap Equity Fund was known as MML Small Cap Equity Fund.
[11]	Prior to May 1, 2011, MML Small/Mid Cap Equity Sub-Account was known as MML Oppenheimer Small Cap Equity Sub-Account.

3.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Separate Account in preparation of the financial statements in conformity with generally accepted accounting principles.

A.	Investment Valuation

Investments in the investment sub-accounts are valued at the closing net asset value of each of the respective underlying funds, which value their investment securities at fair value.

B.	Accounting for Investments

Investment transactions are accounted for on a trade date basis and identified cost is the basis followed in determining the cost of investments sold for financial statement purposes. Dividend income and gains from realized gain distributions are recorded on the ex-distribution date, and they are generally reinvested in the underlying investment sub-account.

C.	Federal Income Taxes

C.M. Life is taxed under federal law as a life insurance company under the provisions of the 1986 Internal Revenue Code, as amended. Under existing federal law, no taxes are payable on net investment income and net realized capital gains attributable to contracts which depend on the Separate Account’s investment performance. Accordingly, no provision for federal income tax has been made. C.M. Life may, however, make such a charge in the future if an unanticipated change of current law results in a company tax liability attributable to the Separate Account.

D.	Contract Charges

See Note 8B for charges associated with the contracts.

E.	Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires that management make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

F.	Loans

If the certificate is a tax-sheltered annuity (“TSA”), the contract owners may be able to take a loan under their certificate. All such loans must conform to the requirements of the Internal Revenue Code. There are limitations on the amount of the loan the participants can take, and there is a required loan repayment schedule. When a loan is made, the Separate Account transfers the amount of the loan to C.M. Life, thereby decreasing both the investments and net assets of the Separate Account. The contract owner is charged interest on the outstanding loan amount based on the interest rate then in effect.

Notes To Financial Statements (Continued)

G.	Annuitant Mortality Fluctuation

The Separate Account maintains a reserve as required by regulatory authorities to provide for mortality losses incurred. The reserve is adjusted quarterly for mortality losses and gains and its proportionate share of changes in value. Transfers to or from C.M. Life are then made quarterly to adjust the Separate Account. Net transfer from C.M. Life to the Separate Account totaled $47,748 and $19,015 for the years ended December 31, 2011 and 2010, respectively. The reserve is subject to a maximum of 3% of the Separate Account’s annuity reserves. Any mortality losses in excess of this reserve will be borne by C.M. Life. The reserve is not available to owners of the contracts except to the extent necessary to cover mortality losses under the contracts.

H.	Annuity Reserves

Annuity reserves are developed by using accepted actuarial methods and are computed using the 1994 MGDB table.

I.	Fair Value Measurements

In January 2010, the FASB issued ASU No. 2010-06, Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements. This update requires the additional disclosure of transfers in and out of Level 1 and Level 2 fair value measurements as well as descriptions of the reasons for the transfers. It also requires separate presentation of purchases, sales, issuances and settlements within the Level 3 reconciliation, which is the schedule for fair value measurements using significant unobservable inputs. This update further clarifies the existing disclosure requirements that a reporting entity should provide fair value measurement disclosure for each class of assets and liabilities. It also requires that the valuation methods and inputs used to develop these fair value measurements be disclosed. The new disclosures and clarifications of existing disclosures are effective for interim and annual reporting periods beginning after December 15, 2009, except for the disclosures about purchases, sales, issuances and settlements in the roll forward activity of Level 3 fair value measurements, which are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Adoption of this standard did not have a significant impact on the Separate Account.

In May 2011, the FASB issued ASU No. 2011-04, Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (IFRS). The amendments in this ASU result in common fair value measurement and disclosure requirements in U.S. GAAP and IFRS. Some of the amendments in this ASU clarify the FASB’s intent about the application of existing fair value measurement requirements. Other amendments change a particular principle or requirement for measuring fair value or disclosing information about fair value measurements. Among other clarifications, this ASU clarifies how premium and discounts (including blockage factors) are considered when measuring fair value and that the highest-and-best-use and valuation-premise concepts only apply to measuring the fair value of nonfinancial assets as financial assets and liabilities do not have alternative uses. The ASU permits an exception to fair value measurement principles for financial assets and financial liabilities with offsetting positions in market risks or counterparty credit risk when several criteria are met. When the criteria are met, an entity can measure the fair value of the net risk position. Additionally, the ASU requires additional quantitative and qualitative disclosures surrounding Level 3 measurements. This ASU is effective January 1, 2012. The adoption of this ASU is not expected to have a significant impact on the Separate Account.

4.	FAIR VALUE OF FINANCIAL INSTRUMENTS

The Separate Account defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. In determining fair value, the Separate Account generally uses the market approach as the valuation technique due to the nature of the mutual fund investments offered in the Separate Account. This technique maximizes the use of observable inputs and minimizes the use of unobservable inputs. Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Valuation Inputs: Various inputs are used to determine the value of the fund’s investments. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical securities
•	Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds and credit risk)
•	Level 3 – unobservable inputs

Notes To Financial Statements (Continued)

The net assets of the Separate Account are measured at fair value. All the net assets are categorized as Level 1 as of December 31, 2011. There has been no movement between levels for the year ended December 31, 2011.

5.	RELATED PARTY TRANSACTIONS

A.	Sales Agreements

The contracts are sold by both registered representatives of MML Investors Services, LLC (“MMLIS”), a subsidiary of MassMutual, and by registered representatives of other broker-dealers who have entered into distribution agreements with MML Distributors, LLC (“MML Distributors”), a subsidiary of MassMutual. Pursuant to agreements with C.M. Life and the separate account, MMLIS serves as principal underwriter of the contracts sold by its registered representatives and MML Distributors serves as principal underwriter of the contracts sold by registered representatives of other broker-dealers who have entered into distribution agreements with MML Distributors.

Both MMLIS and MML Distributors are registered with the Securities and Exchange Commission (the “SEC”) as broker-dealers under the Securities and Exchange Act of 1934 and are members of the Financial Industry Regulatory Authority (the “FINRA”). Commissions for sales of contracts by MMLIS registered representatives are paid on behalf of MMLIS to its registered representatives. Commissions for sales of contracts by registered representatives of other broker-dealers are paid on behalf of MML Distributors to those broker-dealers. MMLIS and MML Distributors also receive compensation for their actions as principal underwriters of the contracts.

B.	Receivable from/Payable to C.M. Life

Certain fees such as cost of insurance fees and mortality and expense risk fees are charges paid between the General Account and the Separate Account.

Notes To Financial Statements (Continued)

6.	PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2011 were as follows:

	Fidelity® VIP Contrafund ® Sub-Account	ING Clarion Global Real Estate Sub-Account	Invesco V.I. Dividend Growth Sub-Account	Invesco V.I. Global Health Care Sub-Account	Invesco V.I. Technology Sub-Account	MML Aggressive Allocation Sub-Account	MML AllianceBernstein Small/Mid Cap Value Sub-Account	MML American Century Mid Cap Value Sub-Account	MML American Funds® Core Allocation Sub-Account	MML American Funds® Growth Sub-Account	MML American Funds® International Sub-Account	MML Babson Blend Sub-Account

Cost of purchases	$6,371,496	$502,563	$330,517	$1,627,113	$1,009,120	$2,350,046	$1,914,402	$5,972,410	$888,719	$523,037	$388,596	$7,458,566
Proceeds from sales	(20,246,625)	(683,560)	(538,265)	(2,685,105)	(1,715,525)	(1,197,426)	(4,239,299)	(14,096,437)	(66,438)	(63,503)	(64,128)	(14,273,928)

	MML Babson Enhanced Index Core Equity Sub-Account	MML Babson High Yield Sub-Account	MML Babson Inflation-Protected and Income Sub-Account	MML Babson Managed Bond Sub-Account	MML Babson Managed Bond Sub-Account	MML Babson Short-Duration Bond Sub-Account	MML Balanced Allocation Sub-Account	MML Baring China Sub-Account	MML Baring Strategic Emerging Markets Sub-Account	MML Capital Guardian Asset Allocation Sub-Account	MML Conservative Allocation Sub-Account	MML Davis Large Cap Value Sub-Account
				(Initial Class )	(Service Class)
Cost of purchases	$936,257	$1,084,955	$5,121,578	$13,266,835	$1,809,463	$1,219,173	$4,393,028	$127,037	$379,845	$2,928,540	$5,125,531	$2,827,351
Proceeds from sales	(1,794,640)	(319,738)	(4,705,909)	(15,396,188)	(1,127,787)	(477,830)	(2,510,882)	(52,189)	(236,027)	(8,344,702)	(1,731,419)	(6,213,378)

	MML Emerging Growth Sub-Account	MML Equity Index Sub-Account	MML Growth & Income Sub-Account	MML Growth Allocation Sub-Account	MML Income & Growth Sub-Account	MML Legg Mason Concentrated Growth Sub-Account	MML MFS Global Sub-Account	MML Moderate Allocation Sub-Account	MML Money Market Sub-Account	MML NASDAQ-100® Sub-Account	MML Oppenheimer/ Loomis Sayles Equity Sub-Account	MML Rainier Large Cap Growth Sub-Account
Cost of purchases	$408,161	$1,893,473	$1,663,473	$5,925,632	$2,806,946	$1,212,419	$999,915	$10,063,053	$12,277,930	$1,163,525	$3,641,484	$1,170,622
Proceeds from sales	(857,880)	(4,399,262)	(7,378,471)	(1,535,291)	(7,345,722)	(4,374,293)	(3,357,421)	(4,360,463)	(10,960,632)	(1,633,622)	(9,166,312)	(4,176,789)

	MML Small Cap Index Sub-Account	MML Small/Mid Cap Equity Sub-Account	MML T. Rowe Price Blue Chip Growth Sub-Account	MML T. Rowe Price Equity Income Sub-Account	MML T. Rowe Price Mid Cap Growth Sub-Account	MML T. Rowe Price Small Company Value Sub-Account	MML Templeton Foreign Sub-Account	MML W&R/Wellington Small Cap Growth Equity Sub-Account	Oppenheimer Balanced Sub-Account	Oppenheimer Capital Appreciation Sub-Account	Oppenheimer Core Bond Sub-Account	Oppenheimer Global Securities Sub-Account
Cost of purchases	$1,415,167	$4,571,285	$2,129,312	$2,402,165	$5,790,193	$123,655	$1,963,903	$1,860,323	$1,732,701	$3,601,088	$964,732	$8,052,947
Proceeds from sales	(3,438,601)	(5,448,941)	(3,125,251)	(4,728,517)	(20,185,573)	(57,958)	(4,901,567)	(4,052,754)	(4,389,734)	(12,984,792)	(3,551,966)	(24,150,208)

	Oppenheimer Global Strategic Income Sub-Account	Oppenheimer High Income Sub-Account	Oppenheimer International Growth Sub-Account	Oppenheimer Main Street Sub-Account	Oppenheimer Money Sub-Account	Oppenheimer Small- & Mid-Cap Growth Sub-Account	Panorama Growth Sub-Account	Panorama Total Return Sub-Account	PIMCO Commodity RealReturn® Strategy Sub-Account
Cost of purchases	$10,671,878	$1,197,767	$2,640,617	$2,480,854	$7,839,176	$1,707,741	$558,976	$797,821	$1,915,950
Proceeds from sales	(20,151,620)	(2,219,225)	(7,645,445)	(9,158,445)	(13,473,234)	(6,284,591)	(2,541,477)	(2,007,126)	(1,153,361)

Notes To Financial Statements (Continued)

7.	NET INCREASE (DECREASE) IN OUTSTANDING UNITS

The changes in outstanding units for the two years ended December 31, 2011 were as follows:

2011	Fidelity® VIP Contrafund® Sub-Account	ING Clarion Global Real Estate Sub-Account	Invesco V.I. Dividend Growth Sub-Account	Invesco V.I. Global Health Care Sub-Account	Invesco V.I. Technology Sub-Account	MML Aggressive Allocation Sub-Account	MML AllianceBernstein Small/Mid Cap Value Sub-Account	MML American Century Mid Cap Value Sub-Account	MML American Funds® Core Allocation Sub-Account	MML American Funds® Growth Sub-Account
Units purchased	170,928	8,576	9,546	25,367	32,216	157,147	34,190	65,778	58,523	13,595
Units withdrawn	(717,743)	(16,988)	(32,764)	(92,014)	(181,909)	(93,340)	(121,479)	(355,053)	(3,260)	(2,629)
Units transferred between Sub-Accounts and to/from the Fixed Account	(181,559)	(11,806)	(6,570)	(11,889)	(60,873)	47,009	(43,456)	(148,998)	6,485	18,579

Net increase (decrease)	(728,374)	(20,218)	(29,788)	(78,536)	(210,566)	110,816	(130,745)	(438,273)	61,748	29,545

2011 (Continued)	MML American Funds® International Sub-Account	MML Babson Blend Sub-Account	MML Babson Enhanced Index Core Equity Sub-Account	MML Babson High Yield Sub-Account	MML Babson Inflation-Protected and Income Sub-Account	MML Babson Managed Bond Sub-Account	MML Babson Managed Bond Sub-Account	MML Babson Short-Duration Bond Sub-Account	MML Balanced Allocation Sub-Account	MML Baring China Sub-Account
						(Initial Class)	(Service Class)
Units purchased	10,696	126,321	29,319	9,213	60,761	131,584	2,581	10,497	165,869	4,176
Units withdrawn	(3,372)	(630,431)	(77,963)	(9,768)	(210,597)	(376,551)	(44,986)	(23,755)	(193,994)	(444)
Units transferred between Sub-Accounts and to/from the Fixed Account	15,120	(125,903)	(46,784)	71,910	112,680	(10,210)	88,098	87,265	176,967	692

Net increase (decrease)	22,444	(630,013)	(95,428)	71,355	(37,156)	(255,177)	45,693	74,007	148,842	4,424

2011 (Continued)	MML Baring Strategic Emerging Markets Sub-Account	MML Capital Guardian Asset Allocation Sub-Account	MML Conservative Allocation Sub-Account	MML Davis Large Cap Value Sub-Account	MML Emerging Growth Sub-Account	MML Equity Index Sub-Account	MML Growth & Income Sub-Account	MML Growth Allocation Sub-Account	MML Income & Growth Sub-Account	MML Legg Mason Concentrated Growth Sub-Account
Units purchased	9,951	92,966	117,886	63,673	16,154	35,728	85,870	402,737	69,185	62,423
Units withdrawn	(4,270)	(362,587)	(64,811)	(261,958)	(72,348)	(243,638)	(356,523)	(113,515)	(366,938)	(313,236)
Units transferred between Sub-Accounts and to/from the Fixed Account	649	(163,631)	188,387	(122,872)	(23,251)	(78,697)	(179,481)	113,417	(134,661)	(133,591)

Net increase (decrease)	6,330	(433,252)	241,462	(321,157)	(79,445)	(286,607)	(450,134)	402,639	(432,414)	(384,404)

2011 (Continued)	MML MFS Global Sub-Account	MML Moderate Allocation Sub-Account	MML Money Market Sub-Account	MML NASDAQ-100® Sub-Account	MML Oppenheimer/ Loomis Sayles Equity Sub-Account	MML Rainier Large Cap Growth Sub-Account	MML Small Cap Index Sub-Account	MML Small/Mid Cap Equity Sub-Account	MML T. Rowe Price Blue Chip Growth Sub-Account	MML T. Rowe Price Equity Income Sub-Account
Units purchased	40,896	574,408	66,597	48,109	95,636	50,563	22,745	34,493	39,953	59,684
Units withdrawn	(259,152)	(218,258)	(690,473)	(109,829)	(536,592)	(298,827)	(91,537)	(175,604)	(101,393)	(201,210)
Units transferred between Sub-Accounts and to/from the Fixed Account	(76,365)	156,925	774,484	(27,988)	(160,127)	(101,976)	(46,843)	(79,763)	5,357	(22,647)

Net increase (decrease)	(294,621)	513,075	150,608	(89,708)	(601,083)	(350,240)	(115,635)	(220,874)	(56,083)	(164,173)

Notes To Financial Statements (Continued)

7.	NET INCREASE (DECREASE) IN OUTSTANDING UNITS (Continued)

2011 (Continued)	MML T. Rowe Price Mid Cap Growth Sub-Account	MML T. Rowe Price Small Company Value Sub-Account	MML Templeton Foreign Sub-Account	MML W&R/Wellington Small Cap Growth Equity Sub-Account	Oppenheimer Balanced Sub-Account	Oppenheimer Capital Appreciation Sub-Account	Oppenheimer Core Bond Sub-Account	Oppenheimer Global Securities Sub-Account	Oppenheimer Global Strategic Income Sub-Account	Oppenheimer High Income Sub-Account
Units purchased	82,451	5,738	48,358	30,774	546	149,296	964	189,649	104,738	228
Units withdrawn	(435,483)	(1,241)	(214,600)	(146,565)	(199,667)	(688,606)	(240,643)	(834,556)	(681,032)	(320,616)
Units transferred between Sub-Accounts and to/from the Fixed Account	(159,149)	(242)	(88,535)	(41,649)	(78,052)	(338,637)	(38,473)	(259,770)	(65,588)	(96,968)

Net increase (decrease)	(512,181)	4,255	(254,777)	(157,440)	(277,173)	(877,947)	(278,153)	(904,677)	(641,882)	(417,356)

2011 (Continued)	Oppenheimer International Growth Sub-Account	Oppenheimer Main Street Sub-Account	Oppenheimer Money Sub-Account	Oppenheimer Small- & Mid-Cap Growth Sub-Account	Panorama Growth Sub-Account	Panorama Total Return Sub-Account	PIMCO CommodityRealReturn® Strategy Sub-Account
Units purchased	75,396	75,713	48,988	152,419	9,688	11,143	20,169
Units withdrawn	(211,271)	(589,699)	(610,766)	(529,690)	(139,234)	(117,376)	(44,808)
Units transferred between Sub-Accounts and to/from the Fixed Account	(111,611)	(152,887)	112,457	(183,475)	(31,221)	(6,643)	35,221

Net increase (decrease)	(247,486)	(666,873)	(449,321)	(560,746)	(160,767)	(112,876)	10,582

2010	Fidelity® VIP Contrafund ® Sub-Account	ING Clarion Global Real Estate Sub-Account	Invesco V.I. Financial Services Sub-Account	Invesco V.I. Global Health Care Sub-Account	Invesco V.I. Technology Sub-Account	MML Aggressive Allocation Sub-Account	MML AllianceBernstein Small/Mid Cap Value Sub-Account	MML American Century Mid Cap Value Sub-Account	MML American Funds® Core Allocation Sub-Account	MML American Funds® Growth Sub-Account

Units purchased	225,006	12,650	13,232	24,530	56,297	181,322	43,024	81,305	53,990	10,889
Units withdrawn	(760,281)	(32,272)	(53,664)	(100,914)	(183,300)	(39,186)	(120,151)	(391,475)	(2,873)	(3,186)
Units transferred between Sub-Accounts and to/from the Fixed Account	(280,798)	40,055	(8,945)	(63,407)	(77,846)	43,257	(11,090)	(121,294)	20,899	18,901

Net increase (decrease)	(816,073)	20,433	(49,377)	(139,791)	(204,849)	185,393	(88,217)	(431,464)	72,016	26,604

2010 (Continued)	MML American Funds® International Sub-Account	MML Babson Blend Sub-Account	MML Babson Enhanced Index Core Equity Sub-Account	MML Babson High Yield Sub-Account	MML Babson Inflation-Protected and Income Sub-Account	MML Babson Managed Bond Sub-Account	MML Babson Managed Bond Sub-Account	MML Babson Short-Duration Bond Sub-Account	MML Balanced Allocation Sub-Account	MML Baring China Sub-Account
						(Initial Class)	(Service Class)
Units purchased	12,611	110,052	10,528	1,702	80,111	118,005	6,449	12,798	214,944	4,764
Units withdrawn	(1,512)	(897,011)	(87,927)	(1,236)	(275,416)	(387,927)	(32,611)	(18,795)	(90,492)	(525)
Units transferred between Sub-Accounts and to/from the Fixed Account	11,724	(75,226)	(33,916)	42,435	80,279	86,075	191,970	86,525	245,438	1,693

Net increase (decrease)	22,823	(862,185)	(111,315)	42,901	(115,026)	(183,847)	165,808	80,528	369,890	5,932

Notes To Financial Statements (Continued)

7.	NET INCREASE (DECREASE) IN OUTSTANDING UNITS (Continued)

2010 (Continued)	MML Baring Strategic Emerging Markets Sub-Account	MML Capital Guardian Asset Allocation Sub-Account	MML Conservative Allocation Sub-Account	MML Davis Large Cap Value Sub-Account	MML Emerging Growth Sub-Account	MML Equity Index Sub-Account	MML Growth & Income Sub-Account	MML Growth Allocation Sub-Account	MML Income & Growth Sub-Account	MML Legg Mason Concentrated Growth Sub-Account
Units purchased	8,516	112,456	162,631	70,945	23,193	42,973	119,330	414,076	72,415	77,570
Units withdrawn	(2,481)	(396,279)	(115,740)	(246,943)	(82,410)	(288,901)	(385,460)	(121,658)	(419,465)	(330,080)
Units transferred between Sub-Accounts and to/from the Fixed Account	23,533	(227,835)	210,288	(103,592)	(8,841)	(55,346)	(184,445)	46,476	(134,757)	(162,261)

Net increase (decrease)	29,568	(511,658)	257,179	(279,590)	(68,058)	(301,274)	(450,575)	338,894	(481,807)	(414,771)

2010 (Continued)	MML MFS Global Sub-Account	MML Moderate Allocation Sub-Account	MML Money Market Sub-Account	MML NASDAQ-100® Sub-Account	MML Oppenheimer/ Loomis Sayles Equity Sub-Account	MML Rainier Large Cap Growth Sub-Account	MML Small Cap Index Sub-Account	MML Oppenheimer Small Cap Equity Sub-Account	MML T. Rowe Price Blue Chip Growth Sub-Account	MML T. Rowe Price Equity Income Sub-Account

Units purchased	46,737	445,167	142,110	50,112	88,181	58,909	28,951	38,736	49,297	68,657
Units withdrawn	(321,722)	(184,024)	(664,043)	(85,796)	(558,811)	(308,656)	(122,562)	(179,868)	(102,889)	(161,483)
Units transferred between Sub-Accounts and to/from the Fixed Account	(92,060)	301,175	623,883	52,323	(189,799)	(127,205)	(26,251)	(102,216)	(39,007)	(28,779)

Net increase (decrease)	(367,045)	562,318	101,950	16,639	(660,429)	(376,952)	(119,862)	(243,348)	(92,599)	(121,605)

2010 (Continued)	MML T. Rowe Price Mid Cap Growth Sub-Account	MML T. Rowe Price Small Company Value Sub-Account	MML Templeton Foreign Sub-Account	MML W&R/Wellington Small Cap Growth Equity Sub-Account	Oppenheimer Balanced Sub-Account	Oppenheimer Capital Appreciation Sub-Account	Oppenheimer Core Bond Sub-Account	Oppenheimer Global Securities Sub-Account	Oppenheimer Global Strategic Income Sub-Account	Oppenheimer High Income Sub-Account

Units purchased	109,394	4,160	58,529	39,481	555	191,770	894	217,998	119,894	133
Units withdrawn	(489,932)	(226)	(241,901)	(124,595)	(290,841)	(763,810)	(335,026)	(836,628)	(744,803)	(373,479)
Units transferred between Sub-Accounts and to/from the Fixed Account	(160,399)	7,394	(94,984)	(52,905)	(92,191)	(364,339)	(69,916)	(320,664)	(29,804)	(258,232)

Net increase (decrease)	(540,937)	11,328	(278,356)	(138,019)	(382,477)	(936,379)	(404,048)	(939,294)	(654,713)	(631,578)

2010 (Continued)	Oppenheimer International Growth Sub-Account	Oppenheimer Main Street Sub-Account	Oppenheimer Money Sub-Account	Oppenheimer Small- & Mid-Cap Growth Sub-Account	Panorama Growth Sub-Account	Panorama Total Return Sub-Account	PIMCO CommodityRealReturn® Strategy Sub-Account

Units purchased	99,970	103,575	49,417	181,384	14,759	17,301	22,236
Units withdrawn	(269,699)	(677,015)	(539,717)	(609,359)	(140,597)	(133,506)	(62,926)
Units transferred between Sub-Accounts and to/from the Fixed Account	(104,324)	(211,955)	(322,903)	(309,436)	(5,809)	(3,597)	33,081

Net increase (decrease)	(274,053)	(785,395)	(813,203)	(737,411)	(131,647)	(119,802)	(7,609)

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS

A.	A summary of units outstanding, unit values, net assets, investment income ratios, expense ratios (excluding expenses of the underlying funds) and total return ratios for each of the five years in the period ended December 31, 2011 follows:

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)		Total Return[3] (Lowest to Highest)
Fidelity® VIP Contrafund® Sub-Account
2011	5,340,718	$13.11 to $14.64	$86,580,622	0.96%	1.18% to 1.65%		(4.12)% to (3.67)%
2010	6,069,092	13.60 to 15.27	103,494,362	1.20	1.18 to 1.65	[8]	15.30 to 15.84
2009	6,885,165	11.74 to 13.25	102,114,120	1.36	1.18 to 1.65	[8]	33.49 to 34.12
2008	7,966,020	8.76 to 9.92	89,687,194	0.91	1.18 to 1.65	[8]	(43.46) to (43.19)
2007	9,794,196	15.41 to 17.55	198,200,909	0.89	1.18 to 1.65	[8]	15.66 to 16.21

ING Clarion Global Real Estate Sub-Account
2011	177,804	9.83 to 10.10	1,783,916	3.27	1.18 to 1.65		(6.85) to (6.41)
2010	198,022	10.56 to 10.79	2,122,080	8.78	1.18 to 1.65	[8]	14.10 to 14.64
2009	177,589	9.25 to 9.41	1,661,090	2.47	1.18 to 1.65	[8]	31.23 to 31.85
2008	210,192	7.05 to 7.14	1,492,960	1.92	1.18 to 1.65	[8]	(29.78) to (29.45)
2007	248,365	10.04 to 10.12	2,504,402	2.47	1.18 to 1.65	[8]	(17.72) to (17.33)

Invesco V.I. Dividend Growth Sub-Account
2011	308,262	5.54 to 6.06	1,861,651	0.21	1.18 to 1.65		(3.69) to (3.24)
2010	338,050	5.73 to 6.30	2,109,483	0.11	1.18 to 1.65	[8]	8.51 to 9.02
2009	387,427	5.25 to 5.80	2,219,280	3.20	1.18 to 1.65	[8]	25.34 to 25.93
2008	449,181	4.17 to 4.63	2,062,061	2.47	1.18 to 1.65	[8]	(60.11) to (59.92)
2007	530,883	10.41 to 11.60	6,140,120	1.57	1.18 to 1.65	[8]	(23.50) to (23.13)

Invesco V.I. Global Health Care Sub-Account
2011	664,096	11.03 to 12.17	7,987,898	-	1.18 to 1.65		2.25 to 2.73
2010	742,632	10.74 to 11.90	8,694,526	-	1.18 to 1.65	[8]	3.57 to 4.06
2009	882,423	10.32 to 11.49	9,954,814	0.34	1.18 to 1.65	[8]	25.59 to 26.18
2008	1,080,969	8.18 to 9.15	9,722,422	-	1.18 to 1.65	[8]	(29.79) to (29.46)
2007	1,339,800	11.59 to 13.03	17,224,654	-	1.18 to 1.65	[8]	10.01 to 10.54

Invesco V.I. Technology Sub-Account
2011	1,297,164	2.97 to 3.00	3,968,031	0.18	1.18 to 1.65		(6.61) to (6.17)
2010	1,507,730	3.17 to 3.21	4,911,093	-	1.18 to 1.65	[8]	19.32 to 19.88
2009	1,712,579	2.64 to 2.69	4,653,557	-	1.18 to 1.65	[8]	54.82 to 55.55
2008	1,713,556	1.70 to 1.74	3,004,206	-	1.18 to 1.65	[8]	(45.41) to (45.16)
2007	2,359,585	3.10 to 3.19	7,573,670	-	1.18 to 1.65	[8]	5.93 to 6.43

MML Aggressive Allocation Sub-Account
2011	757,585	9.84 to 10.03	7,585,978	1.09	1.18 to 1.65		(3.46) to (3.00)
2010	646,769	10.19 to 10.34	6,677,316	1.22	1.18 to 1.65	[8]	14.15 to 14.69
2009	461,376	8.93 to 9.01	4,152,628	0.27	1.18 to 1.65	[8]	31.85 to 32.47
2008	280,129	6.77 to 6.80	1,904,115	-	1.18 to 1.65	[8]	(32.26) to (31.96)

MML AllianceBernstein Small/Mid Cap Value Sub-Account
2011	779,835	15.73 to 16.38	12,667,235	0.57	1.18 to 1.65		(9.01) to (8.58)
2010	910,580	17.29 to 17.92	16,159,322	0.61	1.18 to 1.65	[8]	24.77 to 25.35
2009	998,797	13.86 to 14.30	14,137,028	1.28	1.18 to 1.65	[8]	40.39 to 41.05
2008	1,134,979	9.87 to 10.14	11,395,812	-	1.18 to 1.65	[8]	(39.36) to (39.07)
2007	1,489,108	16.27 to 16.63	24,546,644	0.77	1.18 to 1.65	[8]	(19.66) to (19.28)

MML American Century Mid Cap Value Sub-Account
2011	2,572,929	19.63 to 20.72	50,848,634	1.98	1.18 to 1.65		(2.26) to (1.80)
2010	3,011,202	20.09 to 21.10	60,401,254	1.48	1.18 to 1.65	[8]	18.13 to 18.69
2009	3,442,666	17.00 to 17.78	58,114,967	2.13	1.18 to 1.65	[8]	28.18 to 28.79
2008	4,281,852	13.27 to 13.81	56,027,063	-	1.18 to 1.65	[8]	(25.74) to (25.39)
2007	5,759,094	17.86 to 18.50	100,836,254	0.94	1.18 to 1.65	[8]	(3.93) to (3.47)

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)		Total Return[3] (Lowest to Highest)
MML American Funds® Core Allocation Sub-Account
2011	176,904	$12.95	$2,290,971	1.60%	1.18%		(1.33)%
2010	115,156	13.13	1,511,448	1.59	1.18		7.89
2009[6]	43,140	12.17	524,837	0.26	1.18		21.66

MML American Funds® Growth Sub-Account
2011	76,630	14.17	1,085,524	0.28	1.18		(5.85)
2010	47,085	15.05	708,466	0.20	1.18		16.77
2009[6]	20,481	12.89	263,909	0.35	1.18		28.85

MML American Funds® International Sub-Account
2011	59,766	12.14	725,303	1.45	1.18		(15.36)
2010	37,322	14.34	535,109	0.91	1.18		5.56
2009[6]	14,499	13.58	196,921	0.70	1.18		35.82

MML Babson Blend Sub-Account
2011	5,230,347	12.11 to 12.48	63,273,986	2.05	1.18 to 1.65		3.07 to 3.55
2010	5,860,360	11.75 to 12.05	68,324,616	2.10	1.18 to 1.65	[8]	10.66 to 11.19
2009	6,722,545	10.61 to 10.84	70,380,294	2.63	1.18 to 1.65	[8]	18.58 to 19.14
2008	8,042,157	8.95 to 9.10	70,632,016	3.04	1.18 to 1.65	[8]	(24.00) to (23.64)
2007	9,976,579	11.78 to 11.91	114,741,535	2.97	1.18 to 1.65	[8]	4.16 to 4.66

MML Babson Enhanced Index Core Equity Sub-Account
2011	521,469	10.02 to 14.21	5,674,551	1.36	1.18 to 1.65		0.90 to 1.37
2010	616,897	9.93 to 14.01	6,531,060	1.47	1.18 to 1.65	[8]	12.33 to 12.86
2009	728,212	8.84 to 12.42	6,796,927	-	1.18 to 1.65	[8]	22.04 to 22.61
2008	856,052	7.24 to 10.13	6,496,139	1.80	1.18 to 1.65	[8]	(38.32) to (38.03)
2007	1,097,381	11.75 to 16.34	13,408,463	1.15	1.18 to 1.65	[8]	2.70 to 3.18

MML Babson High Yield Sub-Account
2011	114,256	11.00 to 11.09	1,264,319	7.94	1.18 to 1.65		4.05 to 4.54
2010[7]	42,901	10.58 to 10.61	454,531	5.10	1.18 to 1.65	[8]	5.75 to 6.08

MML Babson Inflation-Protected and Income Sub-Account
2011	1,695,939	13.67 to 14.24	23,844,566	4.95	1.18 to 1.65		11.64 to 12.16
2010	1,733,095	12.24 to 12.69	21,723,909	3.20	1.18 to 1.65	[8]	4.82 to 5.31
2009	1,848,121	11.68 to 12.05	21,994,460	1.97	1.18 to 1.65	[8]	9.35 to 9.86
2008	1,984,580	10.68 to 10.97	21,520,554	6.15	1.18 to 1.65	[8]	(5.93) to (5.48)
2007	2,130,193	11.36 to 11.61	24,482,739	4.25	1.18 to 1.65	[8]	5.74 to 6.24

MML Babson Managed Bond Sub-Account (Initial Class)
2011	2,727,516	17.47	48,438,560	3.66	1.18 to 1.65		5.56 to 6.06
2010	2,982,693	16.47 to 16.55	49,794,456	3.74	1.18 to 1.65	[8]	5.21 to 5.71
2009	3,166,540	15.58 to 15.73	49,871,549	4.33	1.18 to 1.65	[8]	8.40 to 8.91
2008	3,436,743	14.31 to 14.51	49,811,560	4.76	1.18 to 1.65	[8]	0.70 to 1.18
2007	4,132,073	14.14 to 14.41	59,345,796	5.14	1.18 to 1.65	[8]	5.34 to 5.84

MML Babson Managed Bond Sub-Account (Service Class)
2011	354,608	11.89	4,216,920	3.51	1.40		5.56
2010	308,915	11.27	3,480,048	3.72	1.40	[9]	5.22
2009[6]	143,107	10.71	1,532,221	3.52	1.40	[9]	7.07

MML Babson Short-Duration Bond Sub-Account
2011	154,535	10.34 to 10.42	1,605,906	1.57	1.18 to 1.65		1.64 to 2.11
2010[7]	80,528	10.17 to 10.20	821,102	1.41	1.18 to 1.65	[8]	1.72 to 2.04

MML Balanced Allocation Sub-Account
2011	1,126,363	10.48 to 10.68	11,984,856	2.59	1.18 to 1.65		0.07 to 0.54
2010	977,521	10.48 to 10.62	10,350,816	1.55	1.18 to 1.65	[8]	10.89 to 11.41
2009	607,631	9.45 to 9.53	5,778,315	0.69	1.18 to 1.65	[8]	21.48 to 22.05
2008	282,674	7.78 to 7.81	2,203,516	-	1.18 to 1.65	[8]	(22.24) to (21.89)

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)		Total Return[3] (Lowest to Highest)
MML Baring China Sub-Account
2011	22,292	$12.21	$272,192	-%	1.18%		(20.07)%
2010	17,868	15.28	272,945	0.52	1.18		3.20
2009[6]	11,936	14.80	176,669	-	1.18		48.02

MML Baring Strategic Emerging Markets Sub-Account
2011	54,802	13.27	727,383	0.01	1.18		(23.35)
2010	48,472	17.32	839,384	0.10	1.18		15.38
2009[6]	18,904	15.01	283,712	0.49	1.18		50.08

MML Capital Guardian Asset Allocation Sub-Account
2011	2,609,265	12.83 to 13.36	34,490,062	2.01	1.18 to 1.65		0.02 to 0.49
2010	3,042,517	12.83 to 13.30	40,014,703	2.42	1.18 to 1.65	[8]	10.77 to 11.29
2009	3,554,175	11.58 to 11.95	41,979,106	4.09	1.18 to 1.65	[8]	15.10 to 15.64
2008	4,284,100	10.06 to 10.33	43,795,111	0.08	1.18 to 1.65	[8]	(31.46) to (31.14)
2007	6,002,632	14.68 to 15.00	89,205,621	2.24	1.18 to 1.65	[8]	(0.52) to (0.05)

MML Conservative Allocation Sub-Account
2011	1,137,933	10.84 to 11.04	12,505,634	2.87	1.18 to 1.65		0.90 to 1.37
2010	896,471	10.74 to 10.89	9,727,064	1.57	1.18 to 1.65	[8]	10.08 to 10.60
2009	639,292	9.76 to 9.85	6,273,498	0.67	1.18 to 1.65	[8]	19.17 to 19.73
2008	218,611	8.19 to 8.22	1,794,564	-	1.18 to 1.65	[8]	(18.12) to (17.75)

MML Davis Large Cap Value Sub-Account
2011	1,678,444	9.88 to 10.29	17,121,843	0.87	1.18 to 1.65		(5.46) to (5.02)
2010	1,999,601	10.45 to 10.84	21,428,580	0.80	1.18 to 1.65	[8]	10.51 to 11.03
2009	2,279,191	9.45 to 9.76	21,979,241	1.12	1.18 to 1.65	[8]	28.50 to 29.10
2008	2,757,773	7.36 to 7.56	20,628,417	-	1.18 to 1.65	[8]	(40.29) to (40.01)
2007	3,502,851	12.32 to 12.60	43,736,903	0.92	1.18 to 1.65	[8]	2.51 to 3.00

MML Emerging Growth Sub-Account
2011	463,453	4.68 to 4.95	2,251,729	-	1.18 to 1.65		(8.07) to (7.64)
2010	542,898	5.09 to 5.36	2,852,990	-	1.18 to 1.65	[8]	23.24 to 23.82
2009	610,956	4.13 to 4.32	2,584,788	-	1.18 to 1.65	[8]	10.32 to 10.84
2008	724,423	3.74 to 3.90	2,766,821	-	1.18 to 1.65	[8]	(42.88) to (42.61)
2007	988,348	6.55 to 6.80	6,576,727	-	1.18 to 1.65	[8]	15.88 to 16.43

MML Equity Index Sub-Account
2011	1,605,647	8.66 to 9.57	14,986,440	1.58	1.18 to 1.65		0.05 to 0.52
2010	1,892,254	8.62 to 9.57	17,567,398	1.54	1.18 to 1.65	[8]	12.64 to 13.17
2009	2,193,528	7.62 to 8.49	17,999,877	2.45	1.18 to 1.65	[8]	24.09 to 24.67
2008	2,524,262	6.11 to 6.84	16,679,664	-	1.18 to 1.65	[8]	(38.29) to (38.00)
2007	3,289,987	9.85 to 11.09	35,219,376	1.38	1.18 to 1.65	[8]	3.40 to 3.89

MML Growth & Income Sub-Account
2011	2,523,706	11.76 to 12.24	30,589,328	1.08	1.18 to 1.65		(3.43) to (2.98)
2010	2,973,840	12.17 to 12.62	37,143,750	1.36	1.18 to 1.65	[8]	9.65 to 10.17
2009	3,424,415	11.10 to 11.46	38,797,390	2.02	1.18 to 1.65	[8]	25.57 to 26.16
2008	4,043,543	8.84 to 9.08	36,346,712	-	1.18 to 1.65	[8]	(41.09) to (40.81)
2007	5,413,585	15.01 to 15.34	82,301,912	1.07	1.18 to 1.65	[8]	(1.97) to (1.51)

MML Growth Allocation Sub-Account
2011	1,872,953	10.07 to 10.26	19,199,347	1.89	1.18 to 1.65		(2.04) to (1.58)
2010	1,470,314	10.28 to 10.43	15,314,949	1.19	1.18 to 1.65	[8]	13.04 to 13.58
2009	1,131,420	9.10 to 9.18	10,372,210	0.40	1.18 to 1.65	[8]	27.49 to 28.09
2008	707,571	7.14 to 7.17	5,065,739	-	1.18 to 1.65	[8]	(28.65) to (28.33)

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)		Total Return[3] (Lowest to Highest)
MML Income & Growth Sub-Account
2011	2,740,283	$9.34 to $9.97	$31,118,133	2.96%	1.18% to 1.65%		3.88% to 4.37%
2010	3,172,697	8.95 to 9.60	34,788,401	3.82	1.18 to 1.65	[8]	9.87 to 10.39
2009	3,654,504	8.11 to 8.74	36,409,704	0.88	1.18 to 1.65	[8]	16.12 to 16.67
2008	4,444,269	6.95 to 7.52	38,220,752	-	1.18 to 1.65	[8]	(35.83) to (35.53)
2007	5,915,715	10.78 to 11.72	79,916,697	1.42	1.18 to 1.65	[8]	(2.40) to (1.94)

MML Legg Mason Concentrated Growth Sub-Account
2011	2,067,121	6.09 to 8.06	15,803,082	0.70	1.18 to 1.65		(2.39) to (1.93)
2010	2,451,525	6.21 to 8.26	19,195,687	0.54	1.18 to 1.65	[8]	12.34 to 12.87
2009	2,866,296	5.51 to 7.35	19,970,970	0.33	1.18 to 1.65	[8]	40.48 to 41.14
2008	3,290,918	3.90 to 5.23	16,437,241	-	1.18 to 1.65	[8]	(60.48) to (60.29)
2007	3,966,255	9.82 to 13.24	50,653,996	0.26	1.18 to 1.65	[8]	13.30 to 13.84

MML MFS Global Sub-Account
2011	1,674,922	5.42 to 7.40	12,227,098	0.95	1.18 to 1.65		(5.72) to (5.28)
2010	1,969,543	5.72 to 7.85	15,226,337	0.53	1.18 to 1.65	[8]	10.98 to 11.50
2009	2,336,588	5.13 to 7.07	16,244,359	0.73	1.18 to 1.65	[8]	29.80 to 30.42
2008	2,828,149	3.93 to 5.45	15,195,658	-	1.18 to 1.65	[8]	(44.20) to (43.94)
2007	3,645,960	7.01 to 9.76	35,339,904	1.44	1.18 to 1.65	[8]	2.04 to 2.53

MML Moderate Allocation Sub-Account
2011	2,615,453	10.40 to 10.59	27,610,427	2.02	1.18 to 1.65		(0.65) to (0.18)
2010	2,102,378	10.47 to 10.61	22,257,747	1.39	1.18 to 1.65	[8]	11.62 to 12.15
2009	1,540,060	9.38 to 9.46	14,539,395	0.69	1.18 to 1.65	[8]	23.84 to 24.43
2008	522,694	7.57 to 7.61	3,970,007	-	1.18 to 1.65	[8]	(24.28) to (23.94)

MML Money Market Sub-Account
2011	1,288,821	9.55 to 9.73	12,472,178	-	1.18 to 1.65		(1.63) to (1.17)
2010	1,138,213	9.71 to 9.85	11,147,045	0.04	1.18 to 1.65	[8]	(1.63) to (1.17)
2009	1,036,263	9.87 to 9.96	10,283,456	0.06	1.18 to 1.65	[8]	(1.57) to (1.11)
2008	1,492,913	10.03 to 10.07	15,006,134	1.62	1.18 to 1.65	[8]	0.30 to 0.75

MML NASDAQ-100® Sub-Account
2011	931,254	4.92 to 5.19	4,745,410	0.26	1.18 to 1.65		1.45 to 1.92
2010	1,020,962	4.85 to 5.09	5,090,741	0.13	1.18 to 1.65	[8]	17.71 to 18.27
2009	1,004,323	4.12 to 4.31	4,231,954	-	1.18 to 1.65	[8]	51.28 to 51.99
2008	925,009	2.72 to 2.83	2,564,940	-	1.18 to 1.65	[8]	(42.76) to (42.49)
2007	1,192,304	4.75 to 4.93	5,754,300	0.03	1.18 to 1.65	[8]	16.75 to 17.31

MML Oppenheimer Small Company Opportunities Sub-Account
2011	-	-	-	-	-		-
2010	-	-	-	-	-		-
2009	-	-	-	-	1.18 to 1.65	[8]	(9.17) to (9.03)
2008	817,586	10.97 to 10.98	9,050,959	0.18	1.18 to 1.65	[8]	(40.59) to (40.31)
2007	1,126,653	18.39 to 18.46	20,965,369	-	1.18 to 1.65	[8]	(8.61) to (8.18)

MML Oppenheimer/Loomis Sayles Equity Sub-Account
2011	3,768,922	9.18 to 9.76	34,598,320	1.53	1.18 to 1.65		(5.33) to (4.88)
2010	4,370,005	9.70 to 10.26	42,047,178	1.82	1.18 to 1.65	[8]	12.89 to 13.42
2009	5,030,434	8.59 to 9.05	42,540,794	2.65	1.18 to 1.65	[8]	28.57 to 29.18
2008	5,885,292	6.68 to 7.01	38,527,030	-	1.18 to 1.65	[8]	(42.54) to (42.27)
2007	7,215,328	11.63 to 12.14	81,577,731	1.94	1.18 to 1.65	[8]	2.29 to 2.78

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)		Total Return[3] (Lowest to Highest)
MML Rainier Large Cap Growth Sub-Account
2011	2,086,348	$6.41 to $7.95	$15,644,962	0.22%	1.18 % to 1.65%		(5.27)% to (4.82)%
2010	2,436,588	6.73 to 8.39	19,289,246	0.09	1.18 to 1.65	[8]	16.93 to 17.48
2009	2,813,540	5.73 to 7.18	19,046,633	0.48	1.18 to 1.65	[8]	29.60 to 30.21
2008	3,364,908	4.40 to 5.54	17,626,858	-	1.18 to 1.65	[8]	(41.80) to (41.53)
2007	4,140,639	7.53 to 9.52	37,464,740	0.14	1.18 to 1.65	[8]	11.70 to 12.23

MML Small Cap Index Sub-Account
2011	658,844	14.85 to 17.02	10,733,032	0.68	1.18 to 1.65		(1.09) to (0.63)
2010	774,479	14.94 to 17.21	12,813,864	0.57	1.18 to 1.65	[8]	23.56 to 24.14
2009	894,341	12.04 to 13.93	11,967,760	1.27	1.18 to 1.65	[8]	22.76 to 23.34
2008	972,361	9.76 to 11.35	10,639,789	-	1.18 to 1.65	[8]	(32.49) to (32.17)
2007	1,209,266	14.39 to 16.81	19,652,061	0.73	1.18 to 1.65	[8]	(2.20) to (1.74)

MML Small/Mid Cap Equity Sub-Account
2011	1,214,911	13.80 to 14.46	18,253,897	0.92	1.18 to 1.65		(3.77) to (3.32)
2010	1,435,785	14.28 to 15.03	22,409,131	0.74	1.18 to 1.65	[8]	21.36 to 21.93
2009	1,679,133	11.71 to 12.38	21,533,991	0.52	1.18 to 1.65	[8]	34.31 to 34.94
2008	1,256,306	8.68 to 9.22	12,071,078	-	1.18 to 1.65	[8]	(39.24) to (38.96)
2007	1,660,005	14.21 to 15.17	26,385,205	0.65	1.18 to 1.65	[8]	(2.82) to (2.36)

MML T. Rowe Price Blue Chip Growth Sub-Account
2011	830,159	14.34 to 14.94	12,255,296	0.04	1.18 to 1.65		(0.29) to 0.18
2010	886,242	14.39 to 14.91	13,059,637	0.08	1.18 to 1.65	[8]	14.27 to 14.81
2009	978,841	12.59 to 12.99	12,556,485	0.18	1.18 to 1.65	[8]	40.05 to 40.71
2008	655,673	8.99 to 9.23	5,988,227	-	1.18 to 1.65	[8]	(43.40) to (43.14)
2007	776,221	15.88 to 16.24	12,481,033	0.45	1.18 to 1.65	[8]	10.81 to 11.34

MML T. Rowe Price Equity Income Sub-Account
2011	1,386,649	14.31 to 14.91	20,467,832	1.64	1.18 to 1.65		(2.41) to (1.96)
2010	1,550,822	14.67 to 15.20	23,345,832	1.53	1.18 to 1.65	[8]	13.07 to 13.60
2009	1,672,427	12.97 to 13.38	22,143,201	2.44	1.18 to 1.65	[8]	23.14 to 23.72
2008	1,841,434	10.53 to 10.82	19,722,742	-	1.18 to 1.65	[8]	(36.86) to (36.56)
2007	2,382,157	16.68 to 17.05	40,252,235	1.47	1.18 to 1.65	[8]	1.43 to 1.91

MML T. Rowe Price Growth Equity Sub-Account
2011	-	-	-	-	-		-
2010	-	-	-	-	-		-
2009	-	-	-	0.10	1.18 to 1.65	[8]	8.99 to 9.16
2008	662,048	3.44 to 4.53	2,924,238	-	1.18 to 1.65	[8]	(43.66) to (43.39)
2007	797,394	6.07 to 8.04	6,273,231	0.45	1.18 to 1.65	[8]	2.67 to 3.16

MML T. Rowe Price Mid Cap Growth Sub-Account
2011	3,179,314	17.11 to 21.45	75,155,839	-	1.18 to 1.65		(2.84) to (2.38)
2010	3,691,495	17.53 to 22.08	90,253,793	-	1.18 to 1.65	[8]	25.97 to 26.56
2009	4,232,432	13.85 to 17.53	82,285,772	-	1.18 to 1.65	[8]	42.98 to 43.65
2008	4,938,566	9.64 to 12.26	67,851,126	-	1.18 to 1.65	[8]	(41.19) to (40.91)
2007	6,294,639	16.32 to 20.84	150,134,958	0.08	1.18 to 1.65	[8]	14.97 to 15.51

MML T. Rowe Price Small Company Value Sub-Account
2011	19,304	14.96	288,729	-	1.18		(2.71)
2010	15,049	15.37	231,357	1.26	1.18		19.18
2009[5]	3,721	12.90	47,998	0.25	1.18		29.00

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)		Total Return[3] (Lowest to Highest)
MML Templeton Foreign Sub-Account
2011	1,366,620	$ 10.03 to $10.82	$14,461,410	1.85%	1.18% to 1.65%		(11.38)% to (10.95)%
2010	1,621,397	11.27 to 12.21	19,353,021	1.58	1.18 to 1.65	[8]	2.99 to 3.47
2009	1,899,753	10.89 to 11.85	21,978,490	2.38	1.18 to 1.65	[8]	27.16 to 27.76
2008	2,297,673	8.52 to 9.32	20,924,257	0.04	1.18 to 1.65	[8]	(42.04) to (41.77)
2007	3,020,524	14.64 to 16.08	47,578,622	2.17	1.18 to 1.65	[8]	11.61 to 12.14

MML W&R/Wellington Small Cap Growth Equity Sub-Account
2011	858,572	10.60 to 15.00	11,844,950	-	1.18 to 1.65		(6.78) to (6.35)
2010	1,016,012	11.32 to 16.10	15,244,882	-	1.18 to 1.65	[8]	20.27 to 20.83
2009	1,154,031	9.36 to 13.38	14,488,219	-	1.18 to 1.65	[8]	36.14 to 36.79
2008	1,297,438	6.85 to 9.83	12,115,257	-	1.18 to 1.65	[8]	(39.55) to (39.26)
2007	1,570,370	11.27 to 16.26	24,896,942	0.11	1.18 to 1.65	[8]	7.82 to 8.33

Oppenheimer Balanced Sub-Account
2011	1,293,782	9.86 to 10.03	13,063,511	2.39	1.18 to 1.65		(0.92) to (0.46)
2010	1,570,955	9.95 to 10.08	15,923,442	1.47	1.18 to 1.65	[8]	11.07 to 11.59
2009	1,953,432	8.96 to 9.03	17,757,024	-	1.18 to 1.65	[8]	19.90 to 20.46
2008	3,055,487	7.47 to 7.50	23,089,459	3.07	1.18 to 1.65	[8]	(44.40) to (44.14)
2007	4,347,912	13.42 to 13.43	58,966,282	2.62	1.18 to 1.65	[8]	2.08 to 2.56

Oppenheimer Capital Appreciation Sub-Account
2011	4,826,761	7.59 to 10.44	45,102,958	0.38	1.18 to 1.65		(2.76) to (2.31)
2010	5,704,708	7.77 to 10.74	55,101,838	0.18	1.18 to 1.65	[8]	7.63 to 8.13
2009	6,641,087	7.19 to 9.98	59,810,626	0.33	1.18 to 1.65	[8]	42.15 to 42.82
2008	7,693,301	5.03 to 7.02	49,012,805	0.15	1.18 to 1.65	[8]	(46.41) to (46.16)
2007	9,339,086	9.35 to 13.10	112,452,032	0.23	1.18 to 1.65	[8]	12.27 to 12.80

Oppenheimer Core Bond Sub-Account
2011	1,171,809	12.29	14,401,412	6.14	1.40		6.77
2010	1,449,962	11.51	16,690,620	1.93	1.40	[9]	9.87
2009	1,854,010	10.48	19,425,077	-	1.40	[9]	8.09
2008	2,670,497	9.69	25,885,750	5.06	1.40	[9]	(39.90)
2007	3,909,361	16.13	63,049,647	5.51	1.40	[9]	2.93

Oppenheimer Global Securities Sub-Account
2011	6,000,954	12.19 to 17.52	91,320,019	1.32	1.18 to 1.65		(9.79) to (9.36)
2010	6,905,631	13.45 to 19.42	117,088,259	1.46	1.18 to 1.65	[8]	14.07 to 14.61
2009	7,844,925	11.74 to 17.03	116,691,364	2.32	1.18 to 1.65	[8]	37.48 to 38.13
2008	9,206,119	8.50 to 12.39	100,528,424	1.66	1.18 to 1.65	[8]	(41.17) to (40.89)
2007	11,752,318	14.37 to 21.05	222,629,283	1.37	1.18 to 1.65	[8]	4.57 to 5.07

Oppenheimer Global Strategic Income Sub-Account
2011	3,569,638	17.91 to 18.05	65,399,487	3.36	1.18 to 1.65		(0.79) to (0.33)
2010	4,211,520	18.05 to 18.11	77,439,204	8.64	1.18 to 1.65	[8]	13.09 to 13.62
2009	4,866,233	15.94 to 15.97	78,721,707	0.53	1.18 to 1.65	[8]	16.89 to 17.44
2008	5,910,225	13.57 to 13.66	81,639,636	5.35	1.18 to 1.65	[8]	(15.61) to (15.22)
2007	7,588,827	16.01 to 16.19	124,067,383	3.52	1.18 to 1.65	[8]	7.89 to 8.40

Oppenheimer High Income Sub-Account
2011	1,639,788	3.63 to 3.79	6,111,637	9.62	1.18 to 1.65		(3.93) to (3.48)
2010	2,057,144	3.78 to 3.93	7,940,653	6.61	1.18 to 1.65	[8]	12.94 to 13.47
2009	2,688,722	3.34 to 3.46	9,131,614	-	1.18 to 1.65	[8]	23.27 to 23.85
2008	3,755,321	2.71 to 2.79	10,320,806	8.02	1.18 to 1.65	[8]	(79.02) to (78.92)
2007	4,209,814	12.93 to 13.26	54,998,367	7.45	1.18 to 1.65	[8]	(1.75) to (1.28)

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)		Total Return[3] (Lowest to Highest)

Oppenheimer International Growth Sub-Account
2011	1,856,027	$10.21 to $13.86	$28,102,018	1.01%	1.18% to 1.65%		(8.68)% to (8.25)%
2010	2,103,513	11.13 to 15.18	35,566,651	1.28	1.18 to 1.65	[8]	12.88 to 13.41
2009	2,377,566	9.81 to 13.45	35,879,613	1.53	1.18 to 1.65	[8]	36.97 to 37.61
2008	2,658,339	7.13 to 9.82	30,002,729	1.14	1.18 to 1.65	[8]	(43.58) to (43.31)
2007	3,155,605	12.58 to 17.40	66,036,576	0.90	1.18 to 1.65	[8]	10.76 to 11.28

Oppenheimer Main Street Sub-Account
2011	3,964,847	8.96 to 9.88	38,447,344	0.87	1.18 to 1.65		(1.65) to (1.18)
2010	4,631,720	9.06 to 10.05	45,517,587	1.13	1.18 to 1.65	[8]	14.21 to 14.75
2009	5,417,115	7.90 to 8.80	46,435,258	2.04	1.18 to 1.65	[8]	26.19 to 26.78
2008	6,691,549	6.23 to 6.97	45,436,448	1.63	1.18 to 1.65	[8]	(39.48) to (39.19)
2007	8,901,900	10.25 to 11.52	99,874,733	1.04	1.18 to 1.65	[8]	2.71 to 3.19

Oppenheimer Money Sub-Account
2011	1,876,992	11.06 to 11.19	22,468,530	0.01	1.18 to 1.65		(1.62) to (1.16)
2010	2,326,313	11.24 to 11.32	28,095,037	0.03	1.18 to 1.65	[8]	(1.61) to (1.15)
2009	3,139,516	11.42 to 11.45	38,466,620	0.37	1.18 to 1.65	[8]	(1.32) to (0.85)
2008	4,823,006	11.55 to 11.57	60,364,406	2.75	1.18 to 1.65	[8]	1.10 to 1.57
2007	4,892,036	11.37 to 11.45	60,495,692	4.85	1.18 to 1.65	[8]	3.26 to 3.75

Oppenheimer Small- & Mid-Cap Growth Sub-Account
2011	4,181,591	4.72 to 8.49	27,255,956	-	1.18 to 1.65		(0.56) to (0.09)
2010	4,742,337	4.73 to 8.54	31,299,811	-	1.18 to 1.65	[8]	25.38 to 25.97
2009	5,479,748	3.75 to 6.81	28,952,950	-	1.18 to 1.65	[8]	30.44 to 31.05
2008	6,263,813	2.86 to 5.22	25,674,139	-	1.18 to 1.65	[8]	(49.90) to (49.67)
2007	7,371,948	5.69 to 10.42	61,812,263	-	1.18 to 1.65	[8]	4.58 to 5.08

Panorama Growth Sub-Account
2011	876,545	8.87 to 8.97	10,194,977	0.82	1.18 to 1.65		(1.39) to (0.93)
2010	1,037,312	9.00 to 9.05	12,234,949	1.17	1.18 to 1.65	[8]	13.62 to 14.16
2009	1,168,959	7.92 to 7.93	12,102,828	1.98	1.18 to 1.65	[8]	27.07 to 27.67
2008	1,393,005	6.21 to 6.23	11,320,241	1.77	1.18 to 1.65	[8]	(39.43) to (39.14)
2007	1,698,056	10.20 to 10.29	23,044,102	1.23	1.18 to 1.65	[8]	3.13 to 3.62

Panorama Total Return Sub-Account
2011	1,018,641	9.13 to 9.43	11,961,108	2.81	1.18 to 1.65		(1.40) to (0.94)
2010	1,131,517	9.22 to 9.57	13,478,991	1.74	1.18 to 1.65	[8]	14.79 to 15.33
2009	1,251,319	7.99 to 8.33	12,962,938	-	1.18 to 1.65	[8]	17.82 to 18.38
2008	1,528,043	6.75 to 7.07	13,437,456	3.52	1.18 to 1.65	[8]	(39.66) to (39.37)
2007	2,038,432	11.14 to 11.72	29,909,090	3.12	1.18 to 1.65	[8]	4.08 to 4.58

PIMCO CommodityRealReturn® Strategy Sub-Account
2011	380,184	9.72 to 9.99	3,767,626	13.73	1.18 to 1.65		(9.05) to (8.63)
2010	369,602	10.69 to 10.93	4,008,862	15.06	1.18 to 1.65	[8]	22.22 to 22.79
2009	377,211	8.75 to 8.90	3,334,193	5.70	1.18 to 1.65	[8]	39.30 to 39.96
2008	393,346	6.28 to 6.36	2,487,928	5.63	1.18 to 1.65	[8]	(44.77) to (44.51)
2007	170,092	11.37 to 11.46	1,942,102	4.75	1.18 to 1.65	[8]	21.12 to 21.69

[1]

The investment income ratios represent the dividends, excluding distributions of capital gains, received by the sub-account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the sub-accounts is affected by the timing of the declaration of dividends by the underlying fund in which the sub-account invests.

[2]

The expense ratios represent the annualized contract expenses of the Separate Account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction of unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

[3]

The total returns are for the periods indicated, including changes in the value of the underlying fund, and the expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns and unit values are not within the ranges presented.

[5]	For the period February 27, 2009 (commencement of operations) through December 31, 2009.

[6]	For the period May 1, 2009 (commencement of operations) through December 31, 2009.

[7]	For the period May 3, 2010 (commencement of operations) through December 31, 2010.

[8]

The high end of the expense ratio for prior years has been corrected to 1.65% from 2.00%. The ratios have been corrected in order to exclude certain expenses charged directly to contract owners through a reduction of units that should not have been included in the expense ratio of the separate account. This change did not have any impact on actual expenses reflected in the Statement of Operations and only impacted the expense ratios. These corrections are not considered material to previously issued financial statements.

[9]

The high end of the expense ratio for prior years has been corrected to 1.40% from 1.55%. The ratios have been corrected in order to exclude certain expenses charged directly to contract owners through a reduction of units that should not have been included in the expense ratio of the separate account. This change did not have any impact on actual expenses reflected in the Statement of Operations and only impacted the expense ratios. These corrections are not considered material to previously issued financial statements.

B.	The Separate Account assesses charges associated with the contract. These charges are either assessed as a direct reduction in unit values or through a redemption of units for all contracts contained within the Separate Account.

Mortality and Expense Risk Charge*	1.03% -1.50% of the daily value of the assets invested in each fund.
This charge is assessed through a reduction in unit values.

Administrative Charge	0.15% of the daily value of the assets invested in each fund.
This charge is assessed through a reduction in unit values.

Annual Contract Maintenance Charge	$0 - $40 per contract, annually.
This charge is assessed through the redemption of units.

Contingent Deferred Sales Charge	0.00% - 8.00%
This charge is assessed through the redemption of units.

Death Benefit Options
Charges for these options are assessed through a redemption of units.

A. Reset Death Benefit	0.00% - 0.10% of the daily value of the assets in each fund.
B. Ratchet Death Benefit	0.00% - 0.25% of the daily value of the assets in each fund.

*	The Panorama Premier segment charges its contract owners a mortality and expense risk charge equal, on an annual basis, to 1.25% of the daily value of the assets invested in each fund. Subject to state availability, certificates issued on or after September 10, 2001 will receive an increase in the certificate value allocated to the fund by 0.15% on each certificate anniversary.

Notes To Financial Statements (Continued)

9.	SUBSEQUENT EVENTS

The Separate Account’s management has reviewed events occurring through March 2, 2012, the date the financial statements were issued and no subsequent events occurred requiring accrual or disclosure.

Independent Auditors’ Report

The Board of Directors and Shareholder of

C.M. Life Insurance Company:

We have audited the accompanying statutory statements of financial position of C.M. Life Insurance Company (the Company) as of December 31, 2011 and 2010, and the related statutory statements of income, changes in shareholder’s equity, and cash flows for each of the years in the three-year period ended December 31, 2011. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described more fully in Note 2 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the State of Connecticut Insurance Department (statutory accounting practices), which practices differ from U.S. generally accepted accounting principles. The effects on the financial statements of the variances between the statutory accounting practices and U.S. generally accepted accounting principles, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the variances between the statutory accounting practices and U.S. generally accepted accounting principles discussed in the preceding paragraph, the Company’s financial statements do not present fairly, in conformity with U.S. generally accepted accounting principles, the financial position of the Company as of December 31, 2011 and 2010, or the results of its operations or its cash flows for each of the years in the three-year period ended December 31, 2011. In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2011 and 2010, and the results of its operations and its cash flows for each of the years in the three-year period ended December 31, 2011, on the basis of accounting described in Note 2.

As discussed in Note 3 to the statutory financial statements, the Company changed its accounting for other-than-temporary impairments of structured securities and deferred income tax assets in 2009.

/s/ KPMG LLP

February 22, 2012

LA2046	FF-1

C.M. LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF FINANCIAL POSITION

	December 31,
	2011	2010

	($ In Millions Except for Par Value)

Assets:

Bonds	$4,746	$4,270
Preferred stocks	20	15
Common stocks - subsidiary and affiliates	176	152
Common stocks - unaffiliated	7	6
Mortgage loans	879	941
Policy loans	196	192
Real estate	25	21
Partnerships and limited liability companies	235	235
Derivatives and other invested assets	227	158
Cash, cash equivalents and short-term investments	145	419

Total invested assets	6,656	6,409

Investment income due and accrued	43	41
Deferred income taxes	54	111
Other than invested assets	(1)	(2)

Total assets excluding separate accounts	6,752	6,559

Separate account assets	1,636	1,869

Total assets	$8,388	$8,428

Liabilities:

Policyholders’ reserves	$5,102	$5,135
Liabilities for deposit-type contracts	30	26
Contract claims and other benefits	24	9
Transfers due from separate accounts	(8)	(11)
Payable to parent	20	16
Federal income taxes	18	31
Asset valuation reserve	45	30
Securities sold under agreements to repurchase	190	280
Derivative collateral	229	145
Other liabilities	172	61

Total liabilities excluding separate accounts	5,822	5,722

Separate account liabilities	1,636	1,869

Total liabilities	7,458	7,591

Shareholder’s equity:
Common stock, $200 par value 50,000 shares authorized 12,500 shares issued and outstanding	3	3
Paid-in and contributed surplus	450	450
Surplus	477	384

Total shareholder’s equity	930	837

Total liabilities and shareholder’s equity	$8,388	$8,428

See notes to statutory financial statements

C.M. LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF INCOME

	Years Ended December 31,
	2011	2010	2009

	(In Millions)

Revenue:

Premium income	$390	$446	$872
Net investment income	331	346	323
Fees and other income	40	44	52

Total revenue	761	836	1,247

Benefits and expenses:

Policyholders’ benefits	770	740	913
Change in policyholders’ reserves	(211)	(114)	113
General insurance expenses	50	54	62
Commissions	27	31	50
State taxes, licenses and fees	11	9	10

Total benefits and expenses	647	720	1,148

Net gain from operations before federal income taxes	114	116	99
Federal income tax expense	1	26	6

Net gain from operations	113	90	93
Net realized capital losses after tax and transfers to interest maintenance reserve	(22)	(30)	(49)

Net income	$91	$60	$44

See notes to statutory financial statements

C.M. LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF CHANGES IN SHAREHOLDER’S EQUITY

	Years Ended December 31,
	2011	2010	2009

	( In Millions)

Shareholder’s equity, beginning of year	$837	$718	$708

Increase (decrease) due to:
Net income	91	60	44
Change in net unrealized capital gains, net of tax	32	8	(103)
Change in net unrealized foreign exchange capital gains (losses) net of tax	(2)	(4)	7
Change in special surplus funds - net deferred tax assets	(20)	15	23
Change in other net deferred income taxes	(24)	8	6
Change in nonadmitted assets	42	36	(29)
Change in reserve valuation basis	-	(1)	-
Change in asset valuation reserve	(15)	(18)	6
Prior period adjustments	(11)	17	(3)
Other	-	(2)	59

Net increase	93	119	10

Shareholder’s equity, end of year	$930	$837	$718

See notes to statutory financial statements

C.M. LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF CASH FLOWS

	Years Ended December 31,
	2011	2010	2009

	(In Millions)

Cash from operations:
Premium and other income collected	$430	$499	$922
Net investment income	307	333	314
Benefit payments	(759)	(741)	(901)
Net transfers from separate accounts	175	158	206
Commissions and other expenses	(86)	(102)	(116)
Federal and foreign income taxes (paid) recovered	(21)	(2)	25

Net cash provided by operating activities	46	145	450

Cash from investments:
Proceeds from investments sold, matured or repaid:
Bonds	1,511	1,224	1,493
Common stocks - unaffiliated	4	13	13
Mortgage loans	172	157	107
Real estate	4	-	-
Partnerships	80	62	32
Preferred and affiliated common stocks	3	5	2
Other	123	4	(26)

Total investment proceeds	1,897	1,465	1,621

Cost of investments acquired:
Bonds	(1,981)	(1,560)	(2,100)
Common stocks - unaffiliated	(3)	(3)	(3)
Mortgage loans	(107)	(21)	(24)
Real estate	(10)	(5)	(7)
Partnerships	(84)	(54)	(36)
Preferred and affiliated common stocks	(6)	(9)	(1)
Other	2	(2)	(8)

Total investments acquired	(2,189)	(1,654)	(2,179)
Net increase in policy loans	(4)	(6)	(12)

Net cash used in investing activities	(296)	(195)	(570)

Cash from financing and other sources:
Net deposits on deposit-type contracts	4	8	8
Capital and paid in surplus	-	-	60
Net securities (bought) sold under agreements to repurchase	(90)	(19)	198
Change in derivative collateral	84	17	(70)
Other cash (applied) provided	(22)	4	(9)

Net cash (used in) provided by financing and other sources	(24)	10	187

Net change in cash, cash equivalents and short-term investments	(274)	(40)	67
Cash, cash equivalents and short-term investments, beginning of year	419	459	392

Cash, cash equivalents and short-term investments, end of year	$145	$419	$459

See notes to statutory financial statements

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

1.	Nature of operations

These statutory financial statements include the accounts of C.M. Life Insurance Company (the Company), a wholly owned stock life insurance subsidiary of Massachusetts Mutual Life Insurance Company (MassMutual). The Company provides life insurance and annuities to individuals and group life insurance to institutions.

MassMutual Financial Group (MMFG) is a global, diversified financial services organization comprised of MassMutual and its subsidiaries. MassMutual and its subsidiaries provide life insurance, disability income insurance, long-term care insurance, annuities, retirement products, investment management, mutual funds and trust services to individual and institutional customers.

2.	Summary of significant accounting policies

a.	Basis of presentation

The statutory financial statements have been prepared in conformity with the statutory accounting practices of the National Association of Insurance Commissioners (NAIC) and the accounting practices prescribed or permitted by the State of Connecticut Insurance Department (the Department).

Statutory accounting practices are different in some respects from financial statements prepared in accordance with United States of America (U.S.) generally accepted accounting principles (GAAP). The more significant differences between statutory accounting principles and U.S. GAAP are as follows: (a) bonds are generally carried at amortized cost, whereas U.S. GAAP generally reports bonds at fair value; (b) changes in the fair value of derivative financial instruments are recorded as changes in shareholder’s equity, whereas U.S. GAAP generally reports these changes as revenue unless deemed an effective hedge; (c) embedded derivatives are recorded as part of the underlying contract, whereas U.S. GAAP would identify and bifurcate certain embedded derivatives from the underlying contract or security and account for them separately at fair value; (d) beginning with the third quarter of 2008 and through the second quarter of 2009, the Company used undiscounted cash flows to determine impairments on loan-backed and structured securities, whereas U.S. GAAP would require the use of discounted cash flows; (e) changes in the balances of deferred income taxes, which provide for book versus tax temporary differences, are subject to limitation and are charged to shareholder’s equity, whereas U.S. GAAP would generally include the change in deferred taxes in net income; (f) certain variable universal life contracts, which do not pass-through all investment gains to contract holders, are maintained in the separate accounts and are presented on a single line in the statutory financial statements, whereas U.S. GAAP reports these contracts in the general investments of the Company; (g) assets are reported at admitted asset value and assets designated as nonadmitted are excluded through a charge against shareholder’s equity, whereas U.S. GAAP recognizes all assets, subject to valuation allowances; (h) statutory policy reserves are based upon prescribed methods, such as the Commissioners’ Reserve Valuation Method, Commissioners’ Annuity Reserve Valuation Method or net level premium method, and prescribed statutory mortality, morbidity and interest assumptions, whereas U.S. GAAP reserves would generally be based upon the net level premium method or the estimated gross margin method with estimates of future mortality, morbidity, persistency and interest assumptions; (i) policyholder reserves are presented net of reinsurance ceded, unearned ceded premium and unpaid ceded claims whereas U.S. GAAP would report these reinsurance balances as an asset; (j) an asset valuation reserve (AVR) is reported as a contingency reserve to stabilize shareholder’s equity against fluctuations in the statement value of common stocks, real estate investments, partnerships and limited liability companies (LLCs) as well as credit-related declines in the value of bonds, mortgage loans and certain derivatives to the extent AVR is greater than zero for the appropriate asset category, whereas U.S. GAAP does not record this reserve; (k) after-tax realized capital gains and losses that result from changes in the overall level of interest rates for all types of fixed-income investments and interest-related hedging activities are deferred into the interest maintenance reserve (IMR) and amortized into revenue, whereas U.S. GAAP reports these gains and losses as revenue; (l) changes to the mortgage loan valuation allowance are recognized in net unrealized capital gains (losses) in shareholder’s equity, whereas U.S. GAAP reports these changes in net realized capital gains (losses); (m) payments received for universal and variable life insurance products, certain variable and fixed deferred annuity contracts are reported as premium income and corresponding change in reserves, whereas U.S. GAAP would treat these payments as deposits to policyholders’ account balances; (n) certain acquisition costs, such as commissions and other variable costs, directly related to acquiring new business

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

are charged to current operations as incurred, whereas U.S. GAAP generally capitalizes these expenses and amortizes them based on profit emergence over the expected life of the policies or over the premium payment period; and (o) comprehensive income is not presented, whereas U.S. GAAP presents changes in unrealized capital gains and losses and foreign currency translations as other comprehensive income.

The preparation of financial statements requires management to make estimates and assumptions that impact the reported amounts of assets and liabilities, the disclosure of assets and liabilities as of the date of the statutory financial statements and the reported amounts of revenues and expenses during the reporting periods. The most significant estimates include those used in determining the carrying values of investments including the amount of mortgage loan investment valuation reserves and other-than-temporary impairment(s) (OTTI), the liabilities for future policyholders’ reserves, the determination of deferred tax assets (DTAs), and the liability for taxes and litigation contingencies. Future events including, but not limited to, changes in the level of mortality, morbidity, interest rates, persistency, asset valuations and defaults could cause results to differ from the estimates used in the statutory financial statements. Although some variability is inherent in these estimates, management believes the amounts presented are appropriate.

b.	Corrections of errors and reclassifications

Under statutory accounting principles, corrections of prior year errors are recorded in current year shareholder’s equity on a pretax basis with any associated tax impact reported through earnings. The following summarizes corrections of prior year errors for the year ended December 31, 2011:

	Increase (Decrease) to:

	Prior Year Income	Current Year Shareholder’s Equity	Correction of Asset or Liability Balances

	(In Millions)

Policyholders’ reserves	$(6)	$(6)	$6
Other	(4)	(4)	4
Partnership income	(1)	(1)	1

Total	$(11)	$(11)	$11

The following summarizes corrections of prior year errors for the year ended December 31, 2010:

	Increase (Decrease) to:

	Prior Year Income	Prior Year Shareholder’s Equity	Current Year Shareholder’s Equity	Correction of Asset or Liability Balances

	(In Millions)

Policyholders’ reserves	$21	$-	$21	$(21)
Partnership income	(4)	4	-	-

Total	$17	$4	$21	$(21)

The $4 million in partnership income was a reclassification within shareholder’s equity and therefore has no impact to total shareholder’s equity.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

During 2009, the Company recorded a net decrease to shareholder’s equity of $3 million primarily related to policyholders’ reserves.

Certain 2010 and 2009 balances within these financial statements have been reclassified to conform to the current year presentation.

c.	Bonds

Bonds are generally valued at amortized cost using the constant yield interest method with the exception of NAIC Category 6 bonds and certain residential mortgage-backed securities (RMBS) and commercial mortgage-backed securities (CMBS), which are rated by outside modelers, that are carried at the lower of amortized cost or fair value. Bond transactions are recorded on a trade date basis, except for private placement bonds which are recorded on the funding date.

For fixed income securities that do not have a fixed schedule of payments, such as asset-backed securities (ABS), mortgage-backed securities (MBS), including RMBS and CMBS, and structured securities, including collateralized debt obligations (CDOs), amortization or accretion is revalued quarterly based on the current estimated cash flows, using either the prospective or retrospective adjustment methodologies for each type of security. Certain fixed income securities with the highest ratings from a rating agency follow the retrospective method of accounting. Under the retrospective method, the recalculated effective yield equates the present value of the actual and anticipated cash flows, including new prepayment assumptions, to the original cost of the investment. Prepayment assumptions are based on borrower constraints and economic incentives such as the original term, age and coupon of the loan as affected by the interest rate environment. The current carrying value is then increased or decreased to the amount that would have resulted had the revised yield been applied since inception, and investment income is correspondingly decreased or increased. All other fixed income securities, such as floating rate bonds and interest only securities, including those that have been impaired, follow the prospective method of accounting. Under the prospective method, the recalculated future effective yield equates the carrying value of the investment to the present value of the anticipated future cash flows.

The fair value of bonds is based on quoted market prices when available. If quoted market prices are not available, values provided by other third-party organizations are used. If values provided by other third-party organizations are unavailable, fair value is estimated using internal models by discounting expected future cash flows using observable current market rates applicable to yield, credit quality and maturity of the investment or using quoted market values for comparable investments. Internal inputs used in the determination of fair value include estimated prepayment speeds, default rates, discount rates and collateral values, among others. Structure characteristics and cash flow priority are also considered. Fair values resulting from internal models are those expected to be received in an orderly transaction between willing market participants at the financial statement date.

Refer to Note 2z. “Realized capital gains and losses including other-than-temporary impairments and unrealized capital gains and losses” for information on the Company’s policy for determining OTTI.

d.	Preferred stocks

Preferred stocks in good standing are generally valued at amortized cost. Preferred stocks not in good standing, those which are rated Categories 4 through 6 by the Securities Valuation Office (SVO), are valued at the lower of amortized cost or fair value. Fair values are based on quoted market prices, when available. If quoted market prices are not available, the Company estimates fair value using broker-dealer quotations or internal models. These models use inputs not directly observable or correlated with observable market data. Typical inputs integrated into the Company’s internal discounted expected earnings models include, but are not limited to, earnings before interest, taxes, depreciation and amortization estimates. Fair values resulting from internal models are those expected to be received in an orderly transaction between willing market participants at the financial statement date.

Refer to Note 2z. “Realized capital gains and losses including other-than-temporary impairments and unrealized capital gains and losses” for information on the Company’s policy for determining OTTI.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

e.	Common stocks - subsidiary and affiliates

The Company accounts for the value of its subsidiary and affiliates, primarily its investment in MML Bay State Life Insurance Company (MML Bay State), a wholly owned stock life insurance subsidiary, at its underlying statutory net equity. MML Bay State’s operating results, less dividends declared, are reflected as net unrealized capital gains in the Statutory Statements of Changes in Shareholder’s Equity. Dividends are recorded as net investment income when declared. The cost basis of common stocks - subsidiary and affiliates is adjusted for impairments deemed to be other than temporary consistent with common stocks - unaffiliated.

Refer to Note 2z. “Realized capital gains and losses including other-than-temporary impairments and unrealized capital gains and losses” for information on the Company’s policy for determining OTTI.

f.	Common stocks - unaffiliated

The fair value of common stocks is based on quoted market prices when available. If quoted market prices are not available, values provided by other third-party organizations are used. If values from other third parties are unavailable, fair values are determined by management using estimates based upon internal models. The Company’s internal models include estimates based upon comparable company analysis, review of financial statements, broker quotes and last traded price. Fair values resulting from internal models are those expected to be received in an orderly transaction between willing market participants at the financial statement date.

Refer to Note 2z. “Realized capital gains and losses including other-than-temporary impairments and unrealized capital gains and losses” for information on the Company’s policy for determining OTTI.

g.	Mortgage loans

Mortgage loans are valued at the unpaid principal balance of the loan, net of unamortized premium and discount, valuation allowances, nonrefundable commitment fees and mortgage interest points. The mortgage loan portfolio is comprised of commercial mortgage loans, including mezzanine loans, and residential mortgage loan pools. Mezzanine loans are loans secured by a pledge of direct or indirect equity interest in an entity that owns real estate. Mezzanine loans are subordinate to senior secured first liens. However, the Company has negotiated provisions with the senior lender within the loan documents to maximize control with the objective of mitigating the Company’s risks as the mezzanine lender. Residential mortgage loan pools are pools of homogeneous residential mortgage loans substantially backed by Federal Housing Administration (FHA) and Veterans Administration (VA) guarantees.

Interest income earned on impaired loans is accrued on the outstanding principal balance of the loan based on the loan’s contractual coupon rate. Interest is not accrued for impaired loans more than 60 days past due, for loans delinquent more than 90 days, or when collection of interest is improbable. The Company continually monitors mortgage loans where the accrual of interest has been discontinued, and will resume the accrual of interest on a mortgage loan when the facts and circumstances of the borrower and property indicate that the payments will continue to be received according to the terms of the original or modified mortgage loan agreement.

Refer to Note 2z. “Realized capital gains and losses including other-than-temporary impairments and unrealized capital gains and losses” for information on the Company’s policy for determining OTTI.

h.	Policy loans

Policy loans are carried at the outstanding loan balance less amounts unsecured by the cash surrender value of the policy. At issuance, policy loans are fully secured by the cash surrender value of the policy. Unsecured amounts can occur when subsequent charges are incurred on the underlying policy without the receipt of additional premium. If the premium is not paid during the contractual grace period, the policy will lapse. Unsecured nonadmitted amounts were less than $1 million as of December 31, 2011 and 2010. Policy loans earn interest calculated based upon either a fixed or a variable interest rate. Accrued investment income on policy loans more than 90 days past due is included in the unpaid balance of the policy loan not to exceed the cash surrender value of the underlying contract.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

i.	Real estate

Investment real estate, which the Company has the intent to hold for the production of income is carried at depreciated cost, less encumbrances. Depreciation is calculated using the straight-line method over the estimated useful life of the real estate holding, not to exceed 40 years. Depreciation expense is included in net investment income.

When an investment in real estate, held for the production of income is transferred to real estate, held for sale, it is transferred at the lower of depreciated cost or fair value, less selling costs. Real estate classified as held for sale is not depreciated. Adjustments to the carrying value of real estate held for sale are recorded in a valuation reserve when fair value less selling costs is below depreciated cost. Changes in the valuation reserve are included in realized capital losses.

Real estate acquired in satisfaction of debt is recorded at the lower of cost or fair value, less selling costs, at the date of foreclosure and is classified as held for sale.

Fair value is generally estimated using the present value of expected future cash flows discounted at a rate commensurate with the underlying risks. The Company also obtains external appraisals for a rotating selection of properties annually. If an external appraisal is not obtained, an internal appraisal is performed.

Refer to Note 2z. “Realized capital gains and losses including other-than-temporary impairments and unrealized capital gains and losses” for information on the Company’s policy for determining OTTI.

j.	Partnerships and limited liability companies

Partnerships and LLCs, except for partnerships that generate low income housing tax credits (LIHTC), are accounted for using the equity method with the change in the equity value of the underlying investment recorded in surplus. Distributions received are recognized as net investment income to the extent the distribution does not exceed previously recorded accumulated undistributed earnings.

Investments in partnerships that generate LIHTC are carried at amortized cost unless considered impaired. Under the amortized cost method, the excess of the carrying value of the investment over its estimated residual value is amortized into income during the period in which tax benefits are recognized.

The equity method is suspended if the carrying value of the investment is reduced to zero due to losses from the investment. Once the equity method is suspended, losses are not recorded until the investment returns to profitability and the equity method is resumed. However, if the Company has guaranteed obligations of the investment or is otherwise committed to provide further financial support for the investment, losses will continue to be reported up to the amount of those guaranteed obligations or commitments.

Refer to Note 2z. “Realized capital gains and losses including other-than-temporary impairments and unrealized capital gains and losses” for information on the Company’s policy for determining OTTI.

k.	Derivatives and other invested assets

Derivatives and other invested assets consist of investments in derivative financial instruments and receivables for securities sold.

Derivative financial instruments are carried at estimated fair value, which is based primarily upon quotations obtained from counterparties and independent sources. The quotations from counterparties and independent sources are compared to internally derived prices and a price challenge is lodged with the counterparties and independent sources when a significant difference cannot be explained by appropriate adjustments to the internal model. When quotes from counterparties and independent sources are not reliable or available, the internally derived value is recorded. Changes in the fair value of these instruments are recorded as unrealized capital gains and losses in surplus. Gains and losses realized on the termination, closing or assignment of contracts are recorded as realized capital gains and losses. Amounts receivable and payable are accrued.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

l.	Cash, cash equivalents and short-term investments

The Company considers all highly liquid investments purchased with maturities of three months or less to be cash and cash equivalents and carries them at amortized cost.

Short-term investments, which are carried at amortized cost, consist of all highly liquid investments purchased with maturities of greater than three months and less than or equal to 12 months. Investments in money market mutual funds, commercial paper, and securities purchased under agreements to resell are classified as short-term investments.

The carrying value reported in the Statutory Statements of Financial Position for these instruments approximates the fair value.

m.	Investment income due and accrued

Accrued investment income consists primarily of interest and dividends. Interest is recognized on an accrual basis and dividends are recorded as earned on the ex-dividend date. Due and accrued income is not recorded on: (a) bonds and mortgage loans delinquent more than 90 days or where collection of interest is improbable; (b) impaired bonds and mortgage loans more than 60 days past due; (c) bonds in default; (d) rent in arrears for more than 90 days; and (e) policy loan interest due and accrued in excess of the cash surrender value of the underlying contract.

n.	Other than invested assets

Other than invested assets primarily includes deferred and uncollected premium and reinsurance receivables.

o.	Nonadmitted assets

Assets designated as nonadmitted by the NAIC include the amount of the DTA (subject to certain limitations) that will not be realized by the end of the third calendar year, certain investments in partnerships for which audits are not performed, certain other receivables, advances and prepayments and related party amounts outstanding greater than 90 days from the due date. Such amounts are excluded from the Statutory Statements of Financial Position.

p.	Separate accounts

Separate account assets and liabilities represent segregated funds administered and invested by the Company for the benefit of individual variable annuity, variable life and other insurance contract/policyholders to meet specific investment objectives. Separate account assets consist principally of marketable securities reported at fair value. Except for seed money and supplemental accounts, legally insulated separate account assets can only be used to satisfy separate account liabilities and are not available to satisfy the general obligations of the Company. The Company’s revenue reflects fees charged to the separate accounts including administrative and investment advisory fees.

The Company only has separate accounts classified as nonguaranteed for which the contract/policyholder assumes the investment risk. Premium income, benefits and expenses of the separate accounts are included in the Statutory Statements of Income with the offset recorded as a transfer to/from the separate accounts. Investment income and realized capital gains and losses on the assets of separate accounts accrue to contract/policyholders and are not recorded in the Statutory Statements of Income. Unrealized capital gains and losses on assets of separate accounts accrue to contract/policyholders and, accordingly, are reflected in the separate account liability to the contract/policyholder.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

q.	Policyholders’ reserves

Policyholders’ reserves provide amounts adequate to discharge estimated future obligations in excess of estimated future premium on policies in force.

Reserves for individual life insurance contracts are developed using accepted actuarial methods computed principally on the net level premium or Commissioners’ Reserve Valuation Method (CRVM) bases using the 1980 Commissioners’ Standard Ordinary mortality table with assumed interest rates. Reserves for disability riders associated with life contracts are calculated using morbidity rates from the 1952 Period 2 Intercompany Disability Table.

The Company charges a higher premium on certain contracts that cover substandard mortality risk. For these policies, the reserve calculations are based on a substandard mortality rate, which is a multiple of the standard mortality tables.

Certain variable universal life and universal life contracts include features such as guaranteed minimum death benefits (GMDBs) or other guarantees that ensure continued death benefit coverage when the policy would otherwise lapse. The value of the guarantee is only available to the beneficiary in the form of a death benefit. The liability for variable and universal life GMDBs and other guarantees is included in policyholders’ reserves and the related change in this liability is included in change in policyholders’ reserves.

Reserves for individual payout annuities are developed using accepted actuarial methods computed principally under Commissioners’ Annuity Reserve Valuation Method (CARVM) using applicable interest rates and mortality tables. Individual payout annuities primarily use the 1983 Individual Annuity Mortality and Annuity 2000 tables.

Certain individual variable annuity products issued by the Company offer GMDBs. The liability for GMDBs is included in policyholders’ reserves and the related change in this liability is included in change in policyholders’ reserves.

Variable annuity GMDBs provide a death benefit in excess of the account value if the account value is less than the guaranteed minimum amount. Some contracts provide that guarantee upon the contract owner’s death and others provide it upon the annuitant’s death. This amount may be based on a return of premium (the premium paid less amounts withdrawn), a roll-up (an accumulation of premium at a specified interest rate adjusted for withdrawals), a reset (the contract value on a specified anniversary date adjusted for subsequent withdrawals, which is allowed to decrease when reset) or a ratchet (the contract value on a specified anniversary date adjusted for subsequent withdrawals, which is never allowed to decrease when reset). For a variable annuity contract, a decline in the stock market causing the contract value to fall below the specified amount will increase the net amount at risk, which is the GMDB in excess of the contract value.

Reserves for individual fixed deferred annuities are developed using accepted actuarial methods computed principally under CARVM using applicable interest rates and mortality tables. Individual fixed deferred annuities primarily use the 1983 Individual Annuity Mortality and Annuity 2000 tables.

Reserves for individual variable deferred annuities are developed using accepted actuarial methods computed principally under CARVM for variable annuities using applicable interest rates and mortality tables. Individual variable deferred annuities primarily use the 1994 Minimum Guaranteed Death Benefit or Annuity 2000 tables. The liability is evaluated under both a standard scenario or stochastic scenarios net of currently held applicable hedge asset cash flows. The Company holds the reserve liability valuation at the higher of the standard and stochastic scenario values. Based on the Company’s currently held hedges, if market interest rates increase, the fair value of the Company’s hedges would decrease in value and reserves would decrease. Should market interest rates decrease, the fair value of the Company’s hedges would increase and reserves would increase. In addition, the Company elected to hold additional reserves above those indicated based on the stochastic or standard scenario in order to maintain a prudent level of reserve adequacy.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The standard scenario is a prescriptive reserve with minimal company discretion. The primary driver of the standard scenario result is the composition of the in force policies, with the key factor being the extent to which the product guarantees are “in the money.” The value of the reserve guarantees under the standard scenario is driven primarily by equity markets.

For the stochastic scenarios, the Company uses the American Academy of Actuaries’ scenarios. Prudent estimate assumptions used for policyholder behavior (lapses, partial withdrawals, annuitization and additional premium), mortality, expenses and commissions, investment management fees and taxes are consistent with those used for asset adequacy testing and are based on Company experience. The key drivers for the stochastic results are the degree that the variable annuity benefits are “in the money” given equity market levels, expenses and discount interest rates.

Tabular interest, tabular reserves less actual reserves released, and tabular cost for all life and annuity contracts and supplementary contracts involving life contingencies are determined in accordance with NAIC Annual Statement instructions. For tabular interest, term products use a formula that applies a weighted average interest rate determined from a seriatim valuation file to the mean average reserves. Universal life, variable life, group life, annuity and supplemental contracts use a formula that applies a weighted average credited rate to the mean account value. For contracts without an account value, a weighted average statutory valuation rate is applied to the mean statutory reserve or accepted actuarial methods using applicable interest rates are applied.

All policyholders’ reserves and accruals are based on the various estimates discussed previously and are presented net of reinsurance. Management believes that these liabilities and accruals represent management’s best estimate and will be sufficient, in conjunction with future revenues, to meet future anticipated obligations of policies and contracts in force.

r.	Liabilities for deposit-type contracts

Liabilities for investment-type contracts such as supplementary contracts not involving life contingencies are based on account value or accepted actuarial methods using applicable interest rates. Fair value is estimated by discounting expected future cash flows using current market interest rates.

s.	Transfers due from separate accounts

Transfers due from separate accounts represent a net receivable from the Company’s separate accounts.

t.	Asset valuation reserve

The Company maintains an AVR that is a contingency reserve to stabilize shareholder’s equity against fluctuations in the statement value of common stocks, real estate investments, partnerships and LLCs as well as credit-related changes in the value of bonds, preferred stocks, mortgage loans, and certain derivatives to the extent that AVR is greater than zero for the appropriate asset category. The AVR is reported as a liability and the change in AVR is reported in shareholder’s equity.

u.	Interest maintenance reserve

The Company maintains an IMR that is used to stabilize net income against fluctuations in interest rates. After-tax realized capital gains and losses which result from changes in the overall level of interest rates for all types of fixed-income investments and interest-related hedging activities are deferred into the IMR and amortized into revenue using the grouped amortization method. The IMR is included in other liabilities or if negative, is nonadmitted.

v.	Securities sold under agreements to repurchase

The Company has entered into contracts for securities sold under agreements to repurchase whereby the Company sells securities and simultaneously agrees to repurchase the same or substantially the same securities. Securities sold under agreements to repurchase are accounted for as collateralized borrowings with the proceeds from the sale of the securities recorded as a liability and the underlying securities recorded as an investment by the Company.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Earnings on these investments are recorded as investment income and the difference between the proceeds and the amount at which the securities will be subsequently reacquired is amortized as interest expense. Securities sold under agreements to repurchase are used as a tool for overall portfolio management to help ensure the Company maintains adequate assets in order to provide yield, spread and duration to support liabilities and other corporate needs.

The Company provides collateral, as dictated by the agreements, to the counterparty in exchange for a loan. If the fair value of the securities sold becomes less than the loan, the counterparty may require additional collateral.

w.	Other liabilities

Other liabilities primarily include IMR, remittances and items not allocated, derivative payables, amounts held for agents and pending securities settlements.

x.	Reinsurance

The Company enters into reinsurance agreements with affiliated and unaffiliated insurers in the normal course of business to limit its insurance risk. The Company’s retention limit per individual life insured is generally $15 million.

Premium income, benefits to policyholders and policyholders’ reserves are stated net of reinsurance. Premium, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. The Company records a receivable for reinsured benefits paid and reduces policyholders’ reserves for the portion of insurance liabilities that are reinsured. Commissions and expense allowances on reinsurance ceded and modified coinsurance reserve adjustments on reinsurance ceded are recorded as revenue.

y.	Premium and related expense recognition

Life insurance premium revenue is generally recognized annually on the anniversary date of the policy and excess premium for flexible products is recognized when received. Annuity premium is recognized as revenue when received.

Premium revenue is adjusted by the related deferred premium adjustment. Deferred premium adjusts for the overstatement created in the calculation of reserves as the reserve computation assumes the entire year’s net premium is collected annually at the beginning of the policy year and does not take into account installment or modal payments. Commissions and other costs related to issuance of new policies and policy maintenance and settlement costs are charged to current operations when incurred. Surrender fee charges on certain life and annuity products are recorded as a reduction of benefits and expenses.

z.	Realized capital gains and losses including other-than-temporary impairments and unrealized capital gains and losses

Realized capital gains and losses, net of taxes, exclude gains and losses deferred into the IMR and gains and losses of the separate accounts. Realized capital gains and losses are recognized in net income and include OTTI, and are determined using the specific identification method.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Bonds - general

The Company employs a systematic methodology to evaluate OTTI by conducting a quarterly analysis of all bonds. The Company considers the following factors, where applicable depending on the type of securities, in the evaluation of whether a noninterest related decline in value is other than temporary: (a) the likelihood that the Company will be able to collect all amounts due according to the contractual terms of the debt security; (b) the present value of the expected future cash flows of the security; (c) the characteristics, quality and value of the underlying collateral or issuer securing the position; (d) collateral structure; (e) the length of time and extent to which the fair value has been below amortized cost; (f) the financial condition and near-term prospects of the issuer; (g) adverse conditions related to the security or industry; (h) the rating of the security; and (i) the Company’s ability and intent to hold the investment for a period of time sufficient to allow for an anticipated recovery to amortized cost.

The Company considers the following factors in the evaluation of whether an interest related decline in value is other than temporary: (a) the Company’s near-term intent to sell; (b) the Company’s contractual and regulatory obligations; and (c) the Company’s ability and intent not to sell the investment until anticipated recovery of the cost of the investment.

The Company also considers other qualitative and quantitative factors in determining the existence of OTTI including, but not limited to, unrealized loss trend analysis and significant short-term changes in value.

When a bond is other-than-temporarily impaired, a new cost basis is established. Any difference between the new amortized cost basis and any increased present value of future cash flows expected to be collected is accreted into net investment income over the expected life of the bond.

If the Company has the intent to sell, or the inability, or lack of intent to retain the investment in a loan-backed or structured security for a period sufficient to recover the amortized cost basis, an OTTI is recognized in earnings as a realized loss equal to the entire difference between the investment’s amortized cost basis and its fair value at the balance sheet date. Otherwise, if the present value of cash flows expected to be collected is less than the amortized cost basis of the security, an OTTI is recognized in earnings as a realized loss equal to the difference between the investment’s amortized cost basis and the present value of cash flows expected to be collected, discounted at the loan-backed or structured security’s effective interest rate. Internal inputs used in determining the amount of the OTTI on structured securities included collateral performance including prepayment speeds, default rates, and loss severity based on borrower and loan characteristics, as well as deal structure including subordination, over-collateralization and cash flow priority.

The impairment review process provides a framework for deriving OTTI in a manner consistent with market participant assumptions. In these analyses, credit quality by loan vintage, collateral type and investment structure are critical elements in determining OTTI.

Bonds - structured and loan-backed securities

ABS and MBS are evaluated for OTTI on a periodic basis using scenarios customized by collateral type. Cash flow estimates are based on various assumptions and inputs obtained from external industry sources along with internal analysis and actual experience. Assumptions are based on the specifics of each security including collateral type, loan type, vintage and subordination level in the structure. Where applicable, assumptions include prepayment speeds, default rates and loss severity, weighted average maturity and changes in the collateral values.

The Company has a review process for determining if CDO investments are at risk for OTTI. For the senior, mezzanine and junior debt tranches, cash flows are modeled using five scenarios based on the current ratings and values of the underlying corporate credit risks and incorporating prepayment and default assumptions that vary according to collateral attributes of each deal. The prepayment and default assumptions are varied within each model based upon rating (base case), historical expectations (default), rating change improvement (optimistic), rating change downgrade (pessimistic) and fair value (market). The default rates produced by these five scenarios are assigned an expectation weight according to current market and economic conditions and fed into a sixth scenario. OTTI is recorded if this sixth scenario results in the loss of any principal or interest payments due.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

For the most subordinated junior CDO tranches, the present value of the projected cash flows in the sixth scenario are measured using an effective yield. If the current book value of the security is greater than the present value measured using an effective yield, an OTTI is taken in an amount sufficient to produce its effective yield. Certain CDOs cannot be modeled using all six scenarios because of limitations on the data needed for all scenarios. The cash flows for these CDOs, including foreign denominated CDOs, are projected using a customized scenario management believes is reasonable for the applicable collateral pool.

Common and preferred stock

The cost basis of common and preferred stocks is adjusted for impairments deemed to be other than temporary. The Company considers the following factors in the evaluation of whether a decline in value is other than temporary: (a) the financial condition and near-term prospects of the issuer; (b) the Company’s ability and intent to retain the investment for a period sufficient to allow for a near-term recovery in value; and (c) the period and degree to which the value has been below cost. The Company conducts a quarterly analysis of issuers whose common or preferred stock is not-in-good standing or valued below 80% of cost. The Company also considers other qualitative and quantitative factors in determining the existence of OTTI including, but not limited to, unrealized loss trend analysis and significant short-term changes.

Mortgage loans

The Company performs internal reviews at least annually to determine if individual mortgage loans are performing or nonperforming. The fair values of performing mortgage loans are estimated by discounting expected future cash flows using current interest rates for similar loans with similar credit risk. For nonperforming loans, the fair value is the estimated collateral value of the underlying real estate. If foreclosure is probable, the Company will obtain an external appraisal.

When, based upon current information and events, it is probable that the Company will be unable to collect all amounts of principal and interest due according to the contractual terms of the mortgage loan agreement, a valuation allowance is established for the excess of the carrying value of the mortgage loan over the fair value of its underlying collateral. Collectability and estimated decreases in collateral values are assessed on a loan-by-loan basis considering all events and conditions relevant to the loan. This evaluation is inherently subjective as it requires estimates that are susceptible to significant revisions as more information becomes available, as changes occur in the market or as negotiations with the borrowing entity evolve. Changes to the valuation allowance are recorded in net unrealized capital gains (losses) in surplus. If there is a change in the fair value of the underlying collateral, the valuation allowance will be adjusted. At no time will the net carrying amount of the loan exceed the recorded investment in the loan. When an event such as the acquisition of the collateral is determined to be probable, previously recorded valuation allowance adjustments are reversed from unrealized capital losses and a direct write-down is recorded as OTTI in realized capital losses. When an OTTI is recorded, a new cost basis is established reflecting management’s estimate of the fair value of the collateral.

Real estate

For real estate held for the production of income, depreciated cost is adjusted for impairments whenever events or changes in circumstances indicate the carrying amount of the asset may not be recoverable, with the impairment being included in realized capital losses. An impairment will be required if the property’s estimated future net cash flows over ten years, undiscounted and without interest charges, is less than book value.

For real estate held for sale, the fair value is determined by an appraisal based on relevant market data and estimated selling price. Any subsequent declines in value are recorded as an impairment and included in realized capital losses.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Partnerships and LLCs

When it is probable that the Company will be unable to recover the outstanding carrying value of an investment based on undiscounted cash flows, or there is evidence indicating an inability of the investee to sustain earnings to justify the carrying value of the investment, OTTI is recognized in realized capital losses reflecting the excess of the carrying value over the estimated fair value of the investment. The estimated fair value is determined by assessing the value of the partnership’s or LLC’s underlying assets, cash flow, current financial condition and other market factors.

For determining impairments in partnerships that generate LIHTC, the Company uses the present value of all future benefits, the majority of which are tax credits, discounted at a risk-free rate ranging from 0.2% for future benefits of two years to 2.1% for future benefits of ten years or greater and compares the results to its current book values. Impairments are recognized as realized capital losses.

Unrealized capital gains and losses

Unrealized capital gains and losses are recorded as a change in shareholder’s equity.

aa.	Federal income taxes

Total federal income taxes are based upon the Company’s best estimate of its current and deferred tax assets or liabilities. Current tax expense is reported on the income statement as federal income tax expense if resulting from operations and within net realized capital gains (losses) if resulting from capital transactions. Changes in the balances of deferred taxes, which provide for book versus tax temporary differences, are subject to limitations and are reported within various lines within surplus. Accordingly, the reporting of statutory to tax temporary differences, such as reserves and policy acquisition costs, and of statutory to tax permanent differences, such as tax-exempt interest and tax credits, results in effective tax rates in the Statutory Statements of Income that differ from the federal statutory tax rate.

3.	New accounting standards

a.	Adoption of new accounting standards

In September 2009, the NAIC issued guidance pertaining to loan-backed and structured securities, which superseded existing guidance regarding treatment of their cash flows when quantifying changes in valuation and impairments of loan-backed and structured securities. This revised guidance provided information on accounting for structured securities and beneficial interests with the primary impact related to OTTI. It required the bifurcation of impairment losses into interest and noninterest related portions. The noninterest portion is the difference between the present value of cash flows expected to be collected from the security and the amortized cost basis of the security. The interest portion is the difference between the present value of cash flows expected to be collected from the security and its fair value at the balance sheet date. If there is no intent to sell and the company has the intent and the ability to retain the investment to recovery, then only the noninterest loss is recognized through earnings. However, if there is an intent to sell or the company does not have the intent and ability to hold the investment for a period of time sufficient to recover the amortized cost basis, the security must be written down to fair value and the loss recognized through earnings. This guidance required a cumulative effect adjustment to statutory surplus as of July 1, 2009. For any previously other-than-temporarily impaired structured security to have been included in the cumulative effect adjustment, the company must have held the security as of September 30, 2009, must not have had the intent to sell the security and must have had the intent and ability to hold the security for a period of time sufficient to recover the security’s amortized cost basis. This guidance required additional disclosures, including a listing of all investments where the present value of cash flows is less than amortized cost for securities with recognized OTTI. This guidance was issued as Statement of Statutory Accounting Principles (SSAP) No. 43R, “Loan-backed and Structured Securities,” and was effective September 30, 2009. The cumulative effect, as of July 1, 2009, of adopting this pronouncement was a decrease to surplus of approximately $2 million, net of the impact of AVR and income taxes.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

In November 2009, the NAIC issued guidance pertaining to accounting requirements for income taxes, which increases the potential admittance of DTAs. It provided an increase in the admissibility limitation from 10% to 15% of surplus and an increase in the reversal/realization periods from one to three years. It required gross DTA to be reduced by a statutory valuation allowance if it is more likely than not that some portion or all of the gross DTA will not be realized. The valuation allowance is required whether or not an insurer can admit higher DTA based on the new standard, i.e. whether its risk based capital (RBC) exceeds the minimum threshold. Significant disclosures are required, including splitting the DTA and deferred tax liability (DTL) by character, regardless of whether the company is eligible for the enhanced DTA admissibility standard. This guidance was issued as SSAP No. 10R, “Income Taxes – Revised, A Temporary Replacement of SSAP No. 10,” and was effective for 2009 annual statements and 2010 interim and annual statements. The effect, as of December 31, 2009, of adopting this pronouncement was an increase to admitted DTA by approximately $23 million. This guidance was extended through December 31, 2011 and updated to include additional disclosures regarding the impact of tax-planning strategies in determining the adjusted gross DTA and in determining the net admitted DTA by percentage and tax character.

In December 2009, the NAIC issued guidance pertaining to fair value measurements. This new standard provided statutory accounting guidance on defining fair value when other statutory accounting pronouncements require or permit fair value measurements, establishes a framework for measurement of fair value and expands fair value disclosures. It substantially adopted the fair value guidance in U.S. GAAP Accounting Standards Codification (ASC) 820 Fair Value Measurements and Disclosures. However, it excluded the consideration of a company’s own credit risk in estimating the fair value of a liability, including derivatives. This guidance was issued as SSAP No. 100, “Fair Value Measurements” and was effective for the December 31, 2010 financial statements, with early application permitted as of December 31, 2009. Adoption of this statement did not have a significant impact on the Company’s financial statements.

In June 2010, the NAIC clarified its intent regarding the bifurcation of all realized gains and losses on sales of loan-backed and structured securities. This guidance requires a cash flow analysis at the date of sale to bifurcate the realized gain or loss between credit and noncredit. The credit portion is reported in the AVR and the noncredit portion is deferred and amortized to the IMR. This guidance was issued as a revision to SSAP No. 43R, “Loan-backed and Structured Securities,” and was effective January 1, 2011. The adoption of this guidance did not have a significant impact on the Company’s financial statements.

In October 2010, the NAIC modified the definitions of loan-backed and structured securities included in SSAP No. 43R. The revised definitions expand the requirement to include any securitized asset where the underlying cash flows are from all types of asset pools and not just those originating from either mortgages or securities. Regardless of the underlying collateral, each security structured through a special purpose entity, trust or LLC is expected to be reported as a SSAP No. 43R security, not as an issuer obligation under SSAP No. 26, “Bonds, excluding Loan-backed and Structured Securities.” This guidance was effective January 1, 2011. The adoption of this guidance did not have a significant impact on the Company’s financial statements.

In October 2010, the NAIC revised guidance pertaining to disclosure of withdrawal characteristics. These revisions expand the disclosure requirements for annuity actuarial reserves and deposit liabilities by withdrawal characteristics in accordance with the following categories: general account, separate account with guarantees, separate account nonguaranteed and the total. This guidance was issued as SSAP No. 51, “Life Contracts,” SSAP No. 52, “Deposit-Type Contracts” and SSAP No. 61, “Life, Deposit-Type and Accident and Health Reinsurance” and was effective January 1, 2011. The adoption of this guidance did not have a significant impact on the Company’s financial statements.

In October 2010, the NAIC revised existing guidance pertaining to guarantees. These revisions require reporting entities to recognize, at the inception of a guarantee, a liability for the obligations it has undertaken in issuing the guarantee, even if the likelihood of having to make payments under the guarantee is remote. This includes related party guarantees, except when the transaction is considered an “unlimited guarantee,” such as a rating agency requirement to provide a commitment to support a subsidiary, or a guarantee made on behalf of a wholly owned subsidiary. New disclosures require a listing of all guarantees, the carrying amount of the liability, the maximum exposure and any recourse provisions. This guidance was issued as SSAP No. 5R, “Liabilities, Contingencies and Impairments of Assets,” and applies to all guarantees issued and outstanding as of December 31, 2011. The adoption of this guidance did not have a significant impact on the Company’s financial statements.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

b.	Future adoption of new accounting standards

In March 2011, the NAIC issued revisions to SSAP No. 100, “Fair Value Measurements,” which requires additional fair value disclosures. These additional disclosures include a disclosure in the fair value hierarchy of items that are disclosed with a fair value measurement but are not valued at fair value in the balance sheet. Also, companies will be required to disclose purchases, sales, issuances and settlements on a gross basis in the Level 3 rollforward disclosure. These new requirements are effective January 1, 2012. The Company currently discloses a gross presentation within the Level 3 rollforward disclosure. The adoption of the other requirements of this guidance is not expected to have a significant impact on the Company’s financial statements.

In November 2011, the NAIC issued SSAP No. 101, “Income Taxes, A Replacement of SSAP No. 10R and SSAP No. 10.” This statement revises statutory accounting principles for current and deferred federal and foreign income taxes and current state income taxes. SSAP No. 101, which is effective on January 1, 2012, will: 1) restrict the ability to use the 3 years/15 percent of surplus admission rule to those reporting entities that meet a new modified risk based capital ratio (Ex-DTA RBC ratio) threshold, 2) change the recognition threshold for recording tax contingency reserves from a probable liability standard to a more-likely-than-not liability standard, 3) require the disclosure of tax planning strategies that relate to reinsurance and 4) require consideration of reversal patterns of DTAs and DTLs in determining the extent to which DTLs could offset DTAs on the balance sheet. The Company is in the process of assessing the impact of adopting this standard.

c.	Change in accounting principles and methodology

Effective December 31, 2009, statutory guidance was issued applying to variable annuity reserves. This guidance set forth a principle-based reserve standard designed to improve statutory reserving for variable annuity products with guaranteed death and living benefits. The scope of this guidance included all individual and group, deferred and immediate variable annuities as well as other contracts involving certain guaranteed benefits similar to those offered with variable annuities. This guidance applies to in force contracts issued after January 1, 1981. The NAIC is currently using a similar approach to calculate RBC for these products. The methodology of this guidance is based on that approach and facilitates a framework so companies may determine both reserves and RBC in a consistent calculation.

Actuarial Guideline 43 (CARVM for Variable Annuities) became effective December 31, 2009 and is used in the calculation of reserves for guaranteed minimum death, accumulation, income and withdrawal benefits effective December 31, 2009. This guideline replaced Actuarial Guideline 34 (Variable Annuity Minimum Guaranteed Death Benefit Reserves) and Actuarial Guideline 39 (Reserves for Variable Annuities with Guaranteed Living Benefits), which were used in the calculation of reserves prior to December 31, 2009. The reserves held for guaranteed minimum death benefits were $11 million as of December 31, 2009.

During the fourth quarter of 2009, the Company reviewed its reversal pattern with respect to the gross DTA that relates to the deferred and uncollected premium reserve. Historically, this gross DTA was not treated as reversing within one year of the balance sheet date. Upon further review, it was determined that this DTA reverses in its entirety within one year. The effect of this change was included in surplus on the Company’s Statutory Statements of Financial Position as of December 31, 2009 totaling approximately $2 million.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

4.	Investments

The Company maintains a diversified investment portfolio. Investment policies limit concentration in any asset class, geographic region, industry group, economic characteristic, investment quality or individual investment.

a.	Bonds

The carrying value and fair value of bonds were as follows:

	December 31, 2011

	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

	(In Millions)

U. S. government and agencies	$631	$108	$-	$739
States, territories and possessions	81	7	-	88
Special revenue	126	19	-	145
Industrial and miscellaneous	3,601	258	74	3,785
Parent, subsidiaries and affiliates	307	12	22	297

Total	$4,746	$404	$96	$5,054

Note:	The unrealized losses exclude $2 million of losses embedded in the carrying value from NAIC Category 6 bonds.

	December 31, 2010

	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

	(In Millions)

U. S. government and agencies	$502	$17	$17	$502
States, territories and possessions	80	-	3	77
Special revenue	88	7	-	95
Industrial and miscellaneous	3,290	185	65	3,410
Parent, subsidiaries and affiliates	310	9	28	291

Total	$4,270	$218	$113	$4,375

Note:	The unrealized losses exclude $6 million of losses embedded in the carrying value from NAIC Category 6 bonds.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company used SVO ratings for the bond portfolio along with what it believes were the equivalent rating agency designations except for RMBS and CMBS that were rated by outside modelers. The following sets forth the NAIC class ratings for the bond portfolio including RMBS and CMBS as of December 31, 2011 and 2010:

		December 31,
		2011		2010
NAIC Class	Equivalent Rating Agency Designation	Carrying Value	% of Total	Carrying Value	% of Total
		($ In Millions)

1	Aaa/Aa/A	$2,734	58%	$2,493	59%
2	Baa	1,697	36	1,471	34
3	Ba	153	3	143	3
4	B	91	2	75	2
5	Caa and lower	59	1	67	2
6	In or near default	12	-	21	-

	Total	$4,746	100%	$4,270	100%

The following sets forth RMBS and CMBS as of December 31, 2011 and 2010 after reflection of the mandated adjustment to NAIC designation from future loss modeling performed by outside modelers, for RMBS and CMBS subject to modeling:

December 31,
	2011				2010
	RMBS		CMBS		RMBS		CMBS
NAIC Class	Carrying Value	% of Total	Carrying Value	% of Total	Carrying Value	% of Total	Carrying Value	% of Total
	($ In Millions)

1	$ 152	85%	$ 295	99%	$ 207	95%	$ 302	98%
2	9	5	-	-	5	2	1	1
3	8	4	1	1	1	1	1	1
4	10	6	-	-	4	2	-	-

	$ 179	100%	$ 296	100%	$ 217	100%	$ 304	100%

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following summarizes the carrying value and fair value of bonds as of December 31, 2011 by contractual maturity. Expected maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations with or without prepayment penalties. Securities not due on a single maturity date are included as of the final maturity date.

	Carrying Value	Fair Value

	(In Millions)

Due in one year or less	$149	$151
Due after one year through five years	1,275	1,321
Due after five years through ten years	1,773	1,907
Due after 10 years	1,549	1,675

Total	$4,746	$5,054

The proceeds from sales of bonds were $570 million for the year ended December 31, 2011 and $459 million for the year ended December 31, 2010.

The following is an analysis of the fair values and gross unrealized losses aggregated by bond category and length of time that the securities were in a continuous unrealized loss position as of December 31, 2011 and 2010:

	December 31, 2011

	Less Than 12 Months			12 Months or Longer

	Fair Value	Unrealized Losses	Number of Issuers	Fair Value	Unrealized Losses	Number of Issuers

	In Millions)

Industrial and miscellaneous	$518	$19	403	$258	$56	459
Parent, subsidiaries and affiliates	212	8	19	46	15	10

Total	$730	$27	422	$304	$71	469

Note:	The unrealized losses include $2 million of losses embedded in the carrying value from NAIC Category 6 bonds.

	December 31, 2010

	Less Than 12 Months			12 Months or Longer

	Fair Value	Unrealized Losses	Number of Issuers	Fair Value	Unrealized Losses	Number of Issuers

	In Millions)

U. S. government and agencies	$-	$-	-	$52	$17	1
States, territories and possessions	51	2	18	2	1	1
Industrial and miscellaneous	357	14	233	292	53	322
Parent, subsidiaries and affiliates	191	12	11	43	20	13

Total	$599	$28	262	$389	$91	337

Note:	The unrealized losses include $6 million of losses embedded in the carrying value from NAIC Category 6 bonds.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The increase in unrealized losses for the less than 12 months category for industrial and miscellaneous is due to change in current market values. The decrease in unrealized losses for the 12 months or longer category for U.S. government and agencies is due to the recovery in value of these securities and their subsequent sale. The majority of the unrealized losses occurred prior to 2010 due to the decline in the credit markets, liquidity and other uncertainties reflected in current market values. These factors continue to impact the value of RMBS, leveraged loans and CMBS. Deterioration of underlying collateral, downgrades of credit ratings or other factors may lead to further declines in value.

As of December 31, 2011, investments in structured and loan-backed securities for which an OTTI has not been recognized in earnings and which were in an unrealized loss position had a fair value of $450 million. Structured and loan-backed securities in an unrealized loss position for less than 12 months had a fair value of $284 million and unrealized losses of $9 million. Structured and loan-backed securities in an unrealized loss position for greater than 12 months had a fair value of $166 million and unrealized losses of $29 million. These structured and loan-backed securities were primarily categorized as industrial and miscellaneous and parent, subsidiaries and affiliates.

Based on the Company’s policies, as of December 31, 2011 and 2010, the Company has not deemed these investments to be other-than-temporarily impaired because the carrying value of the investments is expected to be realized based on the Company’s analysis of fair value or, for loan-backed and structured securities, based on present value of cash flows, and the Company has the ability and intent not to sell these investments until recovery, which may be maturity.

In the course of the Company’s investment management activities, securities may be sold at a loss and repurchased within 30 days of the sale date to enhance the Company’s yield on its investment portfolio. The Company did not sell any securities at a loss or in a loss position with the NAIC’s Designation 3 or below for the years ended December 31, 2011 and 2010 that were reacquired within 30 days of the sale date.

The Company had assets which were on deposit with government authorities or trustees as required by law in the amount of $3 million as of December 31, 2011 and 2010.

Residential mortgage-backed exposure

RMBS are included in the U.S. government, special revenue, and industrial and miscellaneous bond categories. The Alt-A category includes option adjustable rate mortgages and the subprime category includes ‘scratch and dent’ or reperforming pools, high loan-to-value pools, and pools where the borrowers have very impaired credit but the average loan-to-value is low, typically 70% or below. In identifying Alt-A and subprime exposure, management used a combination of qualitative and quantitative factors, including FICO scores and loan-to-value ratios.

For the past few years, market conditions for Alt-A and subprime investments have been unusually weak due to higher delinquencies, reduced home prices and reduced refinancing opportunities. This market turbulence has spread to other credit markets. It is unclear how long it will take for a return to conditions in effect prior to that time.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The actual cost reduced by paydowns, carrying value and fair value of the Company’s bond investments with significant prime, Alt-A or subprime exposures were as follows:

	December 31,

	2011			2010

	Actual Cost	Carrying Value	Fair Value	Actual Cost	Carrying Value	Fair Value

	(In Millions)

Prime
Agency	$71	$72	$83	$69	$70	$76
Non agency	34	27	28	40	32	33

Total prime	105	99	111	109	102	109

Alt-A	162	116	88	183	141	111

Subprime	47	37	33	56	46	44

Total RMBS	$314	$252	$232	$348	$289	$264

The following shows the percentage by statement value of Alt-A and subprime RMBS by vintage (representing the year the pool of loans was originated) and NAIC credit quality category reflecting the current ratings received from outside modelers as of December 31, 2011 and 2010:

	December 31, 2011
	NAIC Class

Year	1	2	3	4	5	6	Total

Post 2007	0.3%	-%	-%	-%	-%	-%	0.3%
2007	6.8	0.4	0.6	1.3	-	-	9.1
2006	17.8	-	3.6	4.3	-	-	25.7
2005 and prior	57.7	5.2	1.2	0.4	0.3	0.1	64.9

Total	82.6%	5.6%	5.4%	6.0%	0.3%	0.1%	100.0%

	December 31, 2010
	NAIC Class

Year	1	2	3	4	5	6	Total

Post 2007	0.2%	-%	-%	-%	-%	-%	0.2%
2007	7.7	-	0.1	1.2	-	-	9.0
2006	24.8	0.5	0.2	0.2	-	-	25.7
2005 and prior	61.7	2.2	0.1	0.7	0.3	0.1	65.1

Total	94.4%	2.7%	0.4%	2.1%	0.3%	0.1%	100.0%

During the year ended December 31, 2011, there were no significant credit downgrades for the securities held by the Company that were backed by residential mortgage pools.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company’s prime RMBS were of the highest quality with the following origination dates as of December 31, 2011 and 2010:

	December 31,
	2011	2010

Year

Post 2007	7.0%	3.0%
2007	5.2	5.7
2006	23.7	24.4
2005 and prior	64.1	66.9

Total	100.0%	100.0%

Leveraged loan exposure

Leveraged loans are loans extended to companies that already have considerable amounts of debt. The Company reports leveraged loans as bonds. These leveraged loans have interest rates higher than typical loans reflecting the additional risk of default from issuers with high debt-to-equity ratios.

The actual cost reduced by paydowns, carrying value and fair value of the Company’s domestic and European leveraged loans were as follows:

	December 31, 2011

	Actual Cost	Carrying Value	Fair Value

	(In Millions)

Domestic leveraged loans	$92	$91	$90
Domestic leveraged loan CDOs	402	416	410

Total domestic leveraged loans and CDOs	494	507	500

European leveraged loan CDOs	44	34	31

Total leveraged loans and CDOs	$538	$541	$531

	December 31, 2010

	Actual Cost	Carrying Value	Fair Value

‘	(In Millions)

Domestic leveraged loans	$106	$105	$105
Domestic leveraged loan CDOs	321	324	325

Total domestic leveraged loans and CDOs	427	429	430

European leveraged loan CDOs	49	41	32

Total leveraged loans and CDOs	$476	$470	$462

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Commercial mortgage-backed exposure

The Company holds bonds backed by pools of commercial mortgages. The mortgages in these pools have varying risk characteristics related to underlying collateral type, borrower’s risk profile and ability to refinance, and the return provided to the borrower from the underlying collateral. These investments had an actual cost and carrying value of $313 million and fair value of $326 million as of December 31, 2011 and an actual cost of $315 million, carrying value of $314 million and fair value of $325 million as of December 31, 2010.

The following shows the percentage by statement value of CMBS by vintage (representing the year the pool of loans was originated) and NAIC credit quality category reflecting the current ratings received from outside modelers as of December 31, 2011 and 2010:

December 31, 2011
	NAIC Class
Year	1	2	3	4	5	6	Total

Post 2007	19.3%	-%	-%	0.1%	0.1%	-%	19.5%
2007	9.4	-	0.2	-	-	-	9.6
2006	13.2	-	-	-	-	-	13.2
2005 and prior	56.7	1.0	-	-	-	-	57.7

Total	98.6%	1.0%	0.2%	0.1%	0.1%	-%	100.0%

December 31, 2010
	NAIC Class
Year	1	2	3	4	5	6	Total

Post 2007	2.2%	-%	-%	0.1%	0.1%	-%	2.4%
2007	8.9	0.3	0.2	-	-	-	9.4
2006	14.4	-	-	-	-	-	14.4
2005 and prior	72.6	1.2	-	-	-	-	73.8

Total	98.1%	1.5%	0.2%	0.1%	0.1%	-%	100.0%

b.	Preferred stocks

The Company held preferred stocks with carrying values of $20 million and fair values of $23 million as of December 31, 2011 and carrying values of $15 million and fair values of $21 million as of December 31, 2010.

As of December 31, 2011 and 2010, the Company did not have any preferred stock with RMBS exposure.

The Company held preferred stocks for which the transfer of ownership was restricted by contractual requirements with carrying values of $11 million as of December 31, 2011 and $8 million as of December 31, 2010.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

c.	Common stocks - unaffiliated

The adjusted cost basis and carrying value of unaffiliated common stocks were as follows:

	December 31,
	2011	2010

	(In Millions)

Adjusted cost basis	$3	$3
Gross unrealized gains	4	3
Gross unrealized losses	-	-

Carrying value	$7	$6

As of December 31, 2011, investments in unaffiliated common stocks in an unrealized loss position were less than $1 million. As of December 31, 2010, investments in unaffiliated common stocks in an unrealized loss position included holdings with a fair value of less than $1 million in 13 issuers. These holdings were in an unrealized loss position of less than $1 million, most of which were in an unrealized loss position more than 12 months. Based upon the Company’s impairment review process discussed in Note 2z. “Realized capital gains and losses including other-than-temporary impairments and unrealized capital gains and losses,” the decline in value of these securities was not considered to be other than temporary as of December 31, 2011 or 2010.

The Company held common stocks for which the transfer of ownership was restricted by contractual requirements with carrying values of $4 million as of December 31, 2011 and $3 million as of December 31, 2010.

d.	Common stocks - subsidiary and affiliates

MML Bay State is a wholly owned stock life insurance subsidiary of the Company and primarily provides variable life and bank-owned life insurance business. The Company did not receive a dividend from MML Bay State in 2011. The Company received a dividend from MML Bay State of $37 and $45 million in 2010 and 2009, respectively. A majority of MML Bay State’s statutory shareholder’s equity is subject to dividend restrictions. Dividend restrictions, imposed by state regulations, limit the payment of dividends to the Company without prior approval from the Department. Under these regulations, $27 million of shareholder’s equity is available for distribution to the shareholder in 2012 without prior regulatory approval.

The Company did not have any OTTI on affiliated investment funds for the year ended December 31, 2011. The Company recognized less than $1 million of OTTI on affiliated investment funds for the years ended December 31, 2010, and $1 million for the year ended December 31, 2009.

The Company did not hold any affiliated common stocks for which the transfer of ownership was restricted by contractual requirements as of December 31, 2011 and 2010.

In 2011 and 2010, the Company did not receive a capital contribution. The Company did not receive a return of capital from MML Bay State in 2011. The Company received a return of capital of $3 million from MML Bay State in 2010.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Summarized below is statutory financial information for MML Bay State:

	As of and for the Years Ended December 31,
	2011	2010		2009

		(In Millions	)

Total revenue	$117	$116		$120
Net income	29	36		8
Assets	4,411	4,413		4,345
Liabilities	4,235	4,261		4,187
Shareholder’s equity	176	152		158

e.	Mortgage loans

Mortgage loans are comprised of commercial mortgage loans and residential mortgage loan pools. The carrying value of mortgage loans was $879 million, net of valuation allowances of $2 million as of December 31, 2011. The carrying value of mortgage loans was $941 million, net of valuation allowances of $10 million as of December 31, 2010.

Residential mortgage loan pools are pools of homogeneous residential mortgage loans substantially backed by FHA and VA guarantees. The Company purchases seasoned loan pools, most of which are FHA insured or VA guaranteed. The Company does not originate any residential mortgages but invests in residential mortgage loan pools which may contain mortgages of subprime credit quality. As of December 31, 2011 and 2010, the Company did not have any direct subprime exposure through the purchases of unsecuritized whole-loan pools.

The Company’s commercial mortgage loans primarily finance various types of commercial real estate properties throughout the U.S. and Canada. The Company holds commercial mortgage loans for which it is the primary lender and mezzanine loans for which the Company is a secondary lender, often for a commercial property in development. These loans have varying risk characteristics including, among others, the borrower’s liquidity, the underlying percentage of completion of a project, the returns generated by the collateral, the refinance risk associated with maturity of the loan and deteriorating collateral value.

Geographical concentration is considered prior to the purchase of mortgage loans and residential mortgage loan pools. The mortgage loan portfolio is diverse with no significant concentrations in any particular geographic region of the country for the years ended December 31, 2011 or 2010.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The carrying value and fair value of the Company’s mortgage loans were as follows:

	December 31,
	2011		2010

	Carrying Value	Fair Value	Carrying Value	Fair Value

	(In Millions)

Commercial mortgage loans
Primary lender	$ 632	$ 627	$ 675	$ 681
Mezzanine loans	1	1	7	7

Total commercial mortgage loans	633	628	682	688

Residential mortgage loans
FHA insured and VA guaranteed	241	239	255	244
Other residential loans	5	5	4	4

Total residential mortgage loans	246	244	259	248

Total mortgage loans	$ 879	$ 872	$ 941	$ 936

As of December 31, 2011, scheduled mortgage loan maturities, net of valuation allowances, for commercial and residential loans were as follows (in millions):

2012	$ 164
2013	63
2014	83
2015	48
2016	71
Thereafter	204

Commercial mortgage loans	633
Residential mortgage loans	246

Total	$ 879

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company uses an internal rating system as its primary method of monitoring credit quality. The following table illustrates the Company’s mortgage loan portfolio categorized by what it believes is the equivalent rating agency designation:

	December 31, 2011

	AAA/AA	A	BBB/BB	B	CCC/C	D	Total

	(In Millions)

Commercial mortgage loans
Primary lender	$159	$273	$104	$92	$4	$-	$632
Mezzanine loans	-	-	-	-	1	-	1

Total commercial mortgage loans	159	273	104	92	5	-	633

Residential mortgage loans
FHA insured and VA guaranteed	241	-	-	-	-	-	241
Other residential loans	5	-	-	-	-	-	5

Total residential mortgage loans	246	-	-	-	-	-	246

Total mortgage loans	$405	$273	$104	$92	$5	$-	$879

	December 31, 2010

	AAA/AA	A	BBB/BB	B	CCC/C	D	Total

	(In Millions)

Commercial mortgage loans
Primary lender	$131	$237	$173	$134	$-	$-	$675
Mezzanine loans	-	1	-	2	4	-	7

Total commercial mortgage loans	131	238	173	136	4	-	682

Residential mortgage loans
FHA insured and VA guaranteed	255	-	-	-	-	-	255
Other residential loans	4	-	-	-	-	-	4

Total residential mortgage loans	259	-	-	-	-	-	259

Total mortgage loans	$390	$238	$173	$136	$4	$-	$941

The loan-to-value ratios by property type of the Company’s commercial mortgage loans were as follows:

	December 31, 2011

	Less than 80%	81% to 95%	Above 95%	Total	% of Total

	($ In Millions)

Office	$253	$36	$4	$293	46%
Apartments	107	28	6	141	22
Industrial and other	69	47	14	130	21
Retail	28	2	19	49	8
Hotels	15	-	5	20	3

Total	$472	$113	$48	$633	100%

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

	December 31, 2010

	Less than 80%	81% to 95%	Above 95%	Total	% of Total

	($ In Millions)

Office	$208	$42	$62	$312	46%
Apartments	64	76	28	168	25
Industrial and other	48	58	31	137	20
Retail	20	4	20	44	6
Hotels	10	11	-	21	3

Total	$350	$191	$141	$682	100%

The geographic distribution of commercial mortgage loans was as follows:

	December 31, 2011

	Carrying Value	Average Loan-to-Value Ratio

	($ In Millions)

California	$169	75%
Massachusetts	43	59%
Texas	39	71%
New York	37	48%
Washington	36	67%
Illinois	31	76%
All other states	214	64%
Canada	64	75%

Total commercial mortgage loans	$633	68%

Note: All other states in this table consist of 24 states, with no individual state exposure exceeding $28 million.

	December 31, 2010

	Carrying Value	Average Loan-to-Value Ratio

	($ In Millions)

California	$170	83%
Massachusetts	45	68%
Texas	44	85%
Washington	42	75%
Virginia	35	70%
Arizona	33	99%
All other states	247	75%
Canada	66	80%

Total commercial mortgage loans	$682	79%

Note: All other states in this table consist of 28 states, with no individual state exposure exceeding $17 million.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

During the years ended December 31, 2011 and 2010, mortgage loan lending rates, including fixed and variable, on the portfolio of mortgage loans were:

	December 31, 2011			December 31, 2010

	Low	High	Weighted Average	Low	High	Weighted Average

Commercial mortgage loans	0.9%	8.4%	5.4%	1.0%	8.4%	5.3%
Residential mortgage loan pools	3.0%	10.0%	5.9%	3.9%	10.0%	6.4%
Mezzanine mortgage loans	9.0%	15.0%	9.8%	3.0%	15.0%	7.1%

During the years ended December 31, 2011 and 2010, mortgage loan lending rates, including fixed and variable, on new issues were:
	December 31, 2011			December 31, 2010

	Low	High	Weighted Average	Low	High	Weighted Average

Commercial mortgage loans	4.1%	5.2%	4.7%	4.6%	7.8%	5.6%
Residential mortgage loan pools	5.1%	6.2%	5.3%	5.6%	5.6%	5.6%
Mezzanine mortgage loans	-	-	-	-	-	-

The maximum percentage of any commercial mortgage loan to the estimated value of secured collateral at the time the loan was originated, exclusive of mezzanine, insured, guaranteed or purchase money mortgages, was 89.5% as of December 31, 2011 and 2010. The maximum percentage of any mezzanine loan to the estimated value of secured collateral at the time the loan was originated was 97.0% as of December 31, 2011 and 97.5% as of December 31, 2010.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following presents an analysis of the Company’s mortgage loans on which a valuation allowance has been recorded:

	December 31, 2011

	Carrying Value	Average Carrying Value	Unpaid Principal Balance	Valuation Allowance	Interest Income

	(In Millions)

Commercial mortgage loans
Primary lender	$-	$-	$-	$-	$-
Mezzanine loans	-	-	2	(2)	-

Total	$-	$-	$2	$(2)	$-

	December 31, 2010

	Carrying Value	Average Carrying Value	Unpaid Principal Balance	Valuation Allowance	Interest Income

	(In Millions)

Commercial mortgage loans
Primary lender	$52	$52	$59	$(7)	$4
Mezzanine loans	2	2	4	(3)	-

Total	$54	$54	$63	$(10)	$4

Note: As of December 31, 2011 and 2010, the Company did not hold any impaired FHA insured or VA guaranteed residential mortgage loans with a valuation allowance recorded. All mortgage loans included in the table above were individually valued for impairment.

As of December 31, 2011 and 2010, the Company had $1 million of unpaid principal balance in impaired commercial mortgage loans with no related valuation allowance recorded.

As of December 31, 2011, the Company did not hold any impaired residential mortgage loans.

The following represents the valuation allowance recorded for the Company’s mortgage loans:

	December 31,
	2011			2010

	Commercial

	Primary Lender	Mezzanine	Total	Primary Lender	Mezzanine	Total

	(In Millions)

Beginning balance	$(7)	$(3)	$(10)	$(15)	$(3)	$(18)
Additions	-	-	-	(3)	(1)	(4)
Decreases	5	-	5	3	1	4
Write-downs	2	1	3	8	-	8

Ending balance	$-	$(2)	$(2)	$(7)	$(3)	$(10)

Note: As of December 31, 2011 and 2010, the Company did not hold any FHA insured or VA guaranteed residential loans with a valuation allowance.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

As of December 31, 2011, the Company did not hold any past due commercial or residential mortgage loans.

The Company recognized less than $1 million of interest income on impaired loans as of December 31, 2011 and $4 million as of December 31, 2010.

The Company did not have any interest deferred to future periods from mortgage loans on properties under development as of December 31, 2011 and 2010.

The carrying value of commercial mortgage loans for which the Company has suspended interest accruals was:

	December 31,
	2011	2010

	(In Millions)

Primary lender	$-	$2
Mezzanine loans	1	3

Total	$1	$5

As of December 31, 2011 and 2010, the Company had one restructured loan. No interest was deferred to future periods for the years ended December 31, 2011 or 2010.

f.	Real estate

The carrying value of real estate was as follows:

	December 31,
	2011	2010

	(In Millions)

Held for the production of income	$42	$31
Accumulated depreciation	(5)	(4)
Encumbrances	(12)	(10)

Held for the production of income, net	25	17

Held for sale	-	5
Accumulated depreciation	-	(1)

Held for sale, net	-	4

Total real estate	$25	$21

The Company invests in real estate as part of its diversified investment strategy. Properties are acquired and managed for net income growth and increasing value. Upon management’s approval for the sale of a property it is classified as held for sale. Most properties acquired through foreclosure are classified as held for sale.

Nonincome producing real estate includes properties under construction and land. The Company did not hold any nonincome producing property as of December 31, 2011 or 2010.

Depreciation expense on real estate was $1 million for the years ended December 31, 2011 and 2010.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

g.	Partnerships and limited liability companies

Partnership and LLC holdings, at carrying value, had characteristics of:

	December 31,
	2011	2010

	(In Millions)

Common stocks	$87	$91
Real estate	72	54
Fixed maturities/preferred stock	56	60
Mortgage loans	7	16
LIHTC	7	9
Other	6	5

Total	$235	$235

As of December 31, 2011 and 2010, the Company did not hold any partnerships or LLCs with significant Alt-A or subprime exposure.

There were no write-downs or reclassifications of LIHTC partnerships made during the years ended December 31, 2011 or 2010 due to forfeiture or ineligibility of tax credits or similar issues. In addition, there are no LIHTC properties currently subject to regulatory review.

h.	Net investment income

Net investment income was derived from the following sources:

	Years Ended December 31,
	2011	2010	2009

	(In Millions)

Bonds	$235	$224	$185
Preferred stocks	1	1	1
Common stocks - subsidiaries and affiliates	-	37	45
Common stocks - unaffiliated	-	1	-
Mortgage loans	50	56	63
Policy loans	10	11	11
Real estate	2	2	2
Partnerships and LLC	20	11	4
Derivatives	12	2	22
Cash, cash equivalents and short-term investments	1	1	5
Other	2	1	-

Subtotal investment income	333	347	338
Amortization of the IMR	11	11	(4)
Investment expenses	(13)	(12)	(11)

Net investment income	$331	$346	$323

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

i.	Net realized capital gains and losses

Net realized capital gains (losses) including OTTI were comprised of the following:

	Year Ended December 31, 2011

	Realized Gains	Realized Losses	OTTI	Net Realized Gains (Losses)

	(In Millions)

Bonds	$11	$(7)	$(14)	$(10)
Preferred stocks	1	-	-	1
Common stocks - subsidiary and affiliates	-	-	-	-
Common stocks - unaffiliated	1	-	-	1
Mortgage loans	-	-	(4)	(4)
Real estate	-	-	-	-
Partnerships and LLC	7	-	(5)	2
Derivatives and other	156	(61)	-	95

	$176	$(68)	$(23)	85

Federal and state taxes				(6)

Net realized capital gains (losses) before deferral to the IMR				79

Net (gains) losses deferred to the IMR				(100)
Less: taxes				(1)

Net after tax (gains) losses deferred to the IMR				(101)

Net realized capital gains (losses)				$(22)

	Year Ended December 31, 2010

	Realized Gains	Realized Losses	OTTI	Net Realized Gains (Losses)

	(In Millions)

Bonds	$19	$(10)	$(14)	$(5)
Common stocks - unaffiliated	3	(1)	-	2
Mortgage loans	1	(2)	(5)	(6)
Partnerships and LLC	1	-	(10)	(9)
Derivatives and other	112	(108)	-	4

	$136	$(121)	$(29)	(14)

Federal and state taxes				(4)

Net realized capital gains (losses) before deferral to the IMR				(18)

Net (gains) losses deferred to the IMR				(13)
Less: taxes				1

Net after tax (gains) losses deferred to the IMR				(12)

Net realized capital gains (losses)				$(30)

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

	Year Ended December 31, 2009

	Realized Gains	Realized Losses	OTTI	Net Realized Gains (Losses)

	(In Millions)

Bonds	$29	$(11)	$(42)	$(24)
Preferred stocks	-	-	(4)	(4)
Common stocks - subsidiary and affiliates	-	-	(1)	(1)
Common stocks - unaffiliated	6	(1)	(2)	3
Mortgage loans	-	(2)	(5)	(7)
Partnerships and LLC	-	-	(9)	(9)
Derivatives and other	14	(31)	-	(17)

	$49	$(45)	$(63)	(59)

Federal and state taxes				5

Net realized capital gains (losses) before deferral to the IMR				(54)

Net (gains) losses deferred to the IMR				(3)
Less: taxes				8

Net after tax (gains) losses deferred to the IMR				5

Net realized capital gains (losses)				$(49)

Portions of realized capital gains and losses, which were determined to be interest related, were deferred into the IMR. The IMR balance was a liability of $36 million as of December 31, 2011 and a nonadmitted asset of $54 million as of December 31, 2010.

Refer to Note 2u. “Interest maintenance reserve” for information on the Company’s policy for IMR.

Bond OTTI was comprised of the following:

	Years Ended December 31,
	2011	2010	2009

	(In Millions)

Structured and loan-backed securities
Alt-A RMBS	$(9)	$(9)	$(13)
Subprime RMBS	(1)	(1)	(5)
Prime RMBS	(1)	(2)	(3)
All other CDOs	-	-	(1)

Total structured and loan-backed securities	(11)	(12)	(22)

Leveraged loans
Domestic leveraged loans	-	-	(3)
European leveraged loans	-	-	(5)

Total leveraged loans	-	-	(8)

Corporate bonds	(3)	(2)	(12)

Total bonds OTTI	$(14)	$(14)	$(42)

Of the $14 million of OTTI for the year ended December 31, 2011, 79% were determined using internally developed models. Of the $14 million of OTTI for the year ended December 31, 2010, 86% were determined using internally developed models. Of the $42 million of OTTI for the year ended December 31, 2009, 52% were determined using internally developed models.

The remaining OTTI amounts were determined using external inputs such as publicly observable fair values and credit ratings. Refer to Note 2z. “Realized capital gains and losses including other-than-temporary impairments and unrealized capital gains and losses” for more information on assumptions and inputs used in the Company’s OTTI models.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following contains loan-backed and structured securities that recognized OTTI for the years ended December 31, 2011 and 2010 and six months ended December 31, 2009 as described in Note 2z. “Realized capital gains and losses including other-than-temporary impairments and unrealized capital gains and losses” classified on the following bases for recognizing OTTI:

	Years Ended December 31,		Six Months Ended December 31,
	2011	2010	2009

	(In Millions)

Intent to sell	$-	$(1)	$-
Present value of cash flows expected to be collected is less than amortized cost basis	(11)	(11)	(12)

Total	$(11)	$(12)	$(12)

Refer to Note 17 “Impairment listing for loan-backed and structured securities” for CUSIP level detail of impaired structured securities (present value of cash flows is less than cost or amortized cost), including securities with recognized OTTI for noninterest related declines for which an interest related impairment has not yet been recognized.

j.	Securities sold under agreements to repurchase

The Company had securities sold under agreements to repurchase with carrying values of $190 million as of December 31, 2011 and $280 million as of December 31, 2010. As of December 31, 2011, the maturities of these agreements was January 3, 2012 and the interest rate was 0.2%. The outstanding amounts were collateralized by bonds with a fair value of $197 million as of December 31, 2011 and $278 million as of December 31, 2010.

k.	Derivative financial instruments

The Company uses derivative financial instruments in the normal course of business to manage risks, primarily to reduce currency, interest rate and duration imbalances determined in asset/liability analyses. The Company also uses a combination of derivatives and fixed income investments to create synthetic investment positions. These combined investments are created opportunistically when they are economically more attractive than the actual instrument or when the simulated instruments are unavailable. Synthetic assets can be created to either hedge and reduce the Company’s exposure or increase the Company’s exposure to a particular asset. The Company held synthetic assets that increased the Company’s exposure by a net notional amount of $169 million as of December 31, 2011 and $193 million as of December 2010. Of this amount, $23 million as of December 31, 2011 and $48 million as of December 31, 2010, were considered replicated asset transactions as defined under statutory accounting principles as the pairing of a long derivative contract with a cash instrument held. The Company’s derivative strategy employs a variety of derivative financial instruments, including interest rate swaps, currency swaps, equity and credit default swaps, options, interest rate caps and floors, forward contracts, and financial futures. Investment risk is assessed on a portfolio basis and individual derivative financial instruments are not designated in hedging relationships; therefore, as allowed by accounting rules, the Company specifically and intentionally decided not to apply hedge accounting.

Under interest rate swaps, the Company agrees, at specified intervals, to an exchange of variable rate and fixed rate interest payments calculated by reference to an agreed upon notional principal amount. Typically, no cash is exchanged at the outset of the contract and no principal payments are made by either party. Cash is paid or received based on the terms of the swap. These transactions are entered pursuant to master agreements that provide for a single net payment to be made by one counterparty at each due date. Interest rate swaps are primarily used to more closely match the interest rate cash flows of assets and liabilities. Interest rate swaps are also used to mitigate changes in the value of assets anticipated to be purchased and other anticipated transactions and commitments.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Under currency swaps, the Company agrees to an exchange of principal denominated in two different currencies at current rates, under an agreement to repay the principal at a specified future date and rate. The Company utilizes currency swaps for the purpose of managing currency exchange risks in its assets and liabilities.

Credit default swaps involve a transfer of the credit risk of fixed income instruments from one party to another in exchange for periodic premium payments. The buyer of the credit default swap receives credit protection, whereas the seller of the swap guarantees the credit worthiness of the underlying security. This transfers the risk of default from the buyer of the swap to the seller. If a specified credit event occurs, as defined by the agreement, the seller is obligated to pay the counterparty the contractually agreed upon amount and receives in return the underlying security in an amount equal to the notional value of the credit default swap. A credit event is generally defined as default on contractually obligated interest or principal payments or bankruptcy. The Company does not write credit default swaps as a participant in the credit insurance market but does sell swaps to generate returns consistent with bond returns when the bond is not available or the market price is more expensive.

The Company uses credit default swaps to either reduce exposure to particular issuers by buying protection or increase exposure to issuers by selling protection against specified credit events. The Company purchases protection as an efficient means to reduce credit exposure to particular issuers or sectors in the Company’s investment portfolio. The Company sells protection to enhance the return on its investment portfolio by providing comparable exposure to fixed income securities that might not be available in the primary market or to enter synthetic transactions by buying a high quality liquid bond to match against the credit default swap.

Options grant the purchaser the right to buy or sell a security or enter a derivative transaction at a stated price within a stated period. The Company’s option contracts have terms of up to 15 years. A swaption is an option to enter an interest rate swap at a future date. The Company purchases these options to protect against undesirable financial effects resulting from interest rate exposures that exist in its assets and/or liabilities.

Interest rate cap agreements are option contracts in which the seller agrees to limit the purchaser’s risk associated with an increase in a reference rate or index in return for a premium. Interest rate floor agreements are option contracts in which the seller agrees to limit the purchaser’s risk associated with a decline in a reference rate or index in return for a premium. The Company is exposed to policyholder surrenders during a rising interest rate environment. Interest rate cap and swaption contracts are used to mitigate the Company’s loss in this environment. These derivative instruments are used to reduce the duration risk of fixed maturity investments to match certain life insurance products in accordance with the Company’s asset and liability management policy.

The Company utilizes certain other agreements including forward contracts and financial futures to reduce exposures to various risks. Forward contracts and financial futures are used by the Company to manage market risks relating to interest rates. Currency forwards are contracts in which the Company agrees with other parties to exchange specified amounts of identified currencies at a specified future date. Typically, the exchange is agreed upon at the time of the contract. The Company also uses “to be announced” (TBAs) forward contracts to participate in the investment return on mortgage-backed securities. The Company believes that TBAs can provide a more liquid and cost effective method of participating in the investment return on mortgage-backed securities than purchasing or selling individual mortgage-backed pools. Typically, the price is agreed upon at the time of the contract and payment is made at a specified future date. The Company usually does not purchase TBAs with settlement by the first possible delivery date and thus accounts for these TBAs as derivatives. TBAs that settle on the first possible delivery date are accounted for as bonds. The Company’s futures contracts are exchange traded and have credit risk. Margin requirements are met with the deposit of securities. Futures contracts are generally settled with offsetting transactions.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company’s principal derivative market risk exposures are interest rate risk, which includes the impact of inflation, and credit risk. Interest rate risk pertains to the change in fair value of the derivative instruments as market interest rates move. The Company is exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. To minimize credit risk, the Company and its derivative counterparties require collateral to be posted in the amount owed under each transaction, subject to threshold and minimum transfer amounts that are functions of the rating on the counterparty’s long-term, unsecured, unsubordinated debt. Additionally, in many instances, the Company enters agreements with counterparties that allow for contracts in a positive position, in which the Company is due amounts, to be offset by contracts in a negative position. This right of offset, combined with collateral obtained from counterparties, reduces the Company’s exposure. Collateral pledged by the counterparties was $88 million as of December 31, 2011 and $115 million as of December 31, 2010. In the event of default the full market value exposure at risk in a net gain position, net of offsets and collateral was $5 million as of December 31, 2011 and $1 million as of December 31, 2010. The amount at risk using NAIC prescribed rules was $28 million as of December 31, 2011 and $14 million as of December 31, 2010. The Company regularly monitors counterparty credit ratings and exposures, derivative positions and valuations and the value of collateral posted to ensure counterparties are credit-worthy and the concentration of exposure is minimized. The Company monitors this exposure as part of its management of the Company’s overall credit exposures.

If amounts are due from the counterparty, they are reported as an asset. If amounts are due to the counterparty, they are reported as a liability. Negative values in the carrying value of a particular derivative category can result from a counterparty’s right to offset carrying value positions in multiple derivative financial instruments.

The following summarizes the carrying values and notional amounts of the Company’s derivative financial instruments:

	December 31, 2011

	Assets		Liabilities

	Carrying Value	Notional Amount	Carrying Value	Notional Amount

	(In Millions)

Interest rate swaps	$123	$8,326	$151	$4,231
Options	102	734	(26)	680
Forward contracts	4	215	-	4
Credit default swaps	-	59	(1)	32
Currency swaps	(3)	62	1	64
Financial futures - long positions	-	391	-	-

Total	$226	$9,787	$125	$5,011

	December 31, 2010

	Assets		Liabilities

	Carrying Value	Notional Amount	Carrying Value	Notional Amount

	(In Millions)

Interest rate swaps	$86	$3,473	$24	$1,735
Options	61	1,190	-	-
Forward contracts	2	113	1	110
Currency swaps	-	88	7	34
Credit default swaps	-	100	(1)	29
Financial futures - long positions	-	520	-	-
Financial futures - short positions	-	49	-	-

Total	$149	$5,533	$31	$1,908

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

In most cases, notional amounts are not a measure of the Company’s credit exposure. The exceptions to this rule are mortgage-backed forwards and credit default swaps that sell protection. In the event of default, the Company is exposed to the notional amounts of $169 million as of December 31, 2011 and $193 million as of December 31, 2010. Collateral is exchanged for all derivative types except mortgage-backed forwards. For all other contracts, the amounts exchanged are calculated on the basis of the notional amounts and the other terms of the instruments, which relate to interest rates, exchange rates, security prices or financial or other indices.

The following represents the Company’s net notional interest rate swap positions:

	December 31,
	2011	2010

	(In Millions)

Open interest rate swaps in a fixed pay position	$7,588	$2,777
Open interest rate swaps in a fixed receive position	4,969	2,431

Total interest rate swaps	$12,557	$5,208

The following summarizes the Company’s net realized gains (losses) on closed contracts and change in net unrealized gains (losses) on the mark-to-market of open contracts by derivative type:

	December 31, 2011

	Net Realized Gains (Losses) Closed Contracts	Change In Net Unrealized Gains (Losses) Mark-to-Market Open Contracts

	(In Millions)

Interest rate swaps	$(1)	$(89)
Currency swaps	-	3
Credit default swaps	-	(1)
Options	(28)	85
Forward contracts	9	3
Financial futures - short positions	(2)	-
Financial futures - long positions	118	-

Total	$96	$1

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

	December 31, 2010

	Net Realized Gains (Losses) Closed Contracts	Change In Net Unrealized Gains (Losses) Mark-to-Market Open Contracts

	(In Millions)

Interest rate swaps	$(4)	$(24)
Currency swaps	-	1
Options	(14)	9
Forward contracts	9	-
Financial futures - short positions	(4)	-
Financial futures - long positions	16	-

Total	$3	$(14)

	December 31, 2009

	Net Realized Gains (Losses) Closed Contracts	Change In Net Unrealized Gains (Losses) Mark-to-Market Open Contracts

	(In Millions)

Interest rate swaps	$1	$(36)
Currency swaps	(1)	(12)
Credit default swaps	-	(6)
Options	(5)	(50)
Forward contracts	5	2
Financial futures - short positions	(3)	-
Financial futures - long positions	(14)	-

Total	$(17)	$(102)

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

5.	Fair value of financial instruments

The following fair value disclosure summarizes the Company’s financial instruments:

	December 31,
	2011		2010

	Carrying Value	Fair Value	Carrying Value	Fair Value

	(In Millions)

Financial assets:
Bonds
U. S. government and agencies	$631	$739	$502	$502
States, territories and possessions	81	88	80	77
Special revenue	126	145	88	95
Industrial and miscellaneous	3,601	3,785	3,290	3,410
Parent, subsidiaries and affiliates	307	297	310	291
Preferred stocks	20	23	15	21
Common stock - unaffiliated	7	7	6	6
Mortgage loans - commerical	633	628	682	688
Mortgage loans - residential	246	244	259	248
Cash, cash equivalents and short-term investments	145	145	419	419
Derivatives
Forward contracts	4	4	2	2
Interest rate swaps	123	123	86	86
Currency swaps	(3)	(3)	-	-
Options	102	102	61	61

Financial liabilities:
Securities sold under agreements to repurchase	190	190	280	280
Investment-type insurance contracts
Individual annuity investment contracts	3,406	3,621	3,439	3,515
Supplementary investment contracts	23	24	20	21
Derivatives
Forward contracts	-	-	1	1
Interest rate swaps	151	151	24	24
Currency swaps	1	1	7	7
Credit default swaps	(1)	(1)	(1)	(1)
Options	(26)	(26)	-	-

The use of different assumptions or valuation methods may have a material impact on the estimated fair value amounts.

The weighted average fair value of outstanding derivative financial instrument assets for the year ended December 31, 2011 was $174 million and $149 million for the year ended December 31, 2010. The weighted average fair value of outstanding derivative financial instrument liabilities for the year ended December 31, 2011 was $70 million and $31 million for the year ended December 31, 2010.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Fair value hierarchy

For the year ended December 31, 2011, there were no significant changes to the Company’s valuation techniques.

The Company’s valuation techniques are based upon observable and unobservable pricing inputs. Observable inputs reflect market data obtained from independent sources based on trades of securities, while unobservable inputs reflect the Company’s market assumptions. These inputs comprise the following fair value hierarchy:

Level 1 – Observable inputs in the form of quoted prices for identical instruments in active markets.

Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar assets or liabilities, quoted prices in markets that are not active or other inputs that are observable or can be derived from observable market data for substantially the full term of the assets or liabilities.

Level 3 – One or more unobservable inputs that are supported by little or no market activity and are significant to the fair value of the assets and liabilities. Level 3 assets and liabilities include financial instruments whose value is determined using internal models, as well as instruments for which the determination of fair value requires significant management judgment or estimation.

When available, the Company generally uses unadjusted quotable market prices from independent sources to determine the fair value of investments, and classifies such items within Level 1 of the fair value hierarchy. If quotable prices are not available, prices are derived from observable market data, for similar assets in an active market or obtained directly from brokers for identical assets traded in an inactive market. Investments that are priced using these inputs are classified within Level 2 of the fair value hierarchy. When some of the necessary observable inputs are unavailable, fair value is based upon internally developed models. These models use inputs not directly observable or correlated with observable market data. Typical inputs that are integrated in the Company’s internal discounted cash flow models and discounted earnings models include, but are not limited to, issuer spreads derived from internal credit ratings, benchmark yields such as the London Inter-bank Offering Rate, cash flow estimates and earnings before interest, taxes, depreciation and amortization estimates. Investments that are priced with such unobservable inputs are classified within Level 3 of the fair value hierarchy.

Annually, the Company conducts reviews of the primary pricing vendors to validate that the inputs used in that vendors’ pricing process are deemed to be market observable as defined in the standard. While the Company was not provided access to proprietary models of the vendors, the reviews have included on-site walk-throughs of the pricing process, methodologies and control procedures for each asset class and level for which prices are provided. The review also included an examination of the underlying inputs and assumptions for a sample of individual securities across asset classes, credit rating levels and various durations, a process the Company continues to perform for each reporting period. In addition, the pricing vendors have an established challenge process in place for all security valuations, which facilitates identification and resolution of prices that fall outside expected ranges. The Company believes that the prices received from the pricing vendors are representative of prices that would be received to sell the assets at the measurement date (exit prices) and are classified appropriately in the hierarchy.

The fair value for investment-type insurance contracts is determined as follows:

The fair value of individual annuity investment and supplementary contracts is determined using one of several methods based on the specific contract type. For short-term contracts, generally less than 30 days, the fair value is assumed to be the book value. For investment-type contracts, the fair value is determined by calculating the present value of future cash flows discounted at current market interest rates, the risk-free rate or a current pricing yield curve based on pricing assumptions using assets of a comparable corporate bond quality. Annuities are valued using cash flow projections from the Company’s asset-liability management analysis.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following presents the Company’s fair value hierarchy for financial instruments that are carried at fair value:

	December 31, 2011

	Level 1	Level 2	Level 3	Netting (1)	Total

	(In Millions)

Financial assets:
Bonds:
Industrial and miscellaneous	$-	$1	$3	$-	$4
Common stock - unaffiliated	3	-	4	-	7
Cash equivalents and short-term investments (2)	-	129	-	-	129
Separate account assets	1,636	-	-	-	1,636
Derivatives
Forward contracts	-	4	-	-	4
Interest rate swaps	-	542	-	(419)	123
Currency swaps	-	6	-	(9)	(3)
Credit default swaps	-	2	-	(2)	-
Options	-	128	-	(26)	102

Total financial assets carried at fair value	$1,639	$812	$7	$(456)	$2,002

Financial liabilities:
Derivatives
Interest rate swaps	$-	$570	$-	$(419)	$151
Currency swaps	-	10	-	(9)	1
Credit default swaps	-	1	-	(2)	(1)
Options	-	-	-	(26)	(26)

Total financial liabilities carried at fair value	$-	$581	$-	$(456)	$125

(1)

Netting adjustments represent offsetting positions that may exist under a master-netting agreement with a counterparty where amounts due from the counterparty are offset against amounts due to the counterparty.

(2)	Does not include cash of $16 million.

For the year ended December 31, 2011 there were no significant transfers between Level 1 and Level 2.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

	December 31, 2010

	Level 1	Level 2	Level 3	Netting (1)	Total

	(In Millions)

Financial assets:
Bonds:
Industrial and miscellaneous	$-	$4	$10	$-	$14
Parent, subsidiaries and affiliates	-	1	-	-	1
Preferred stocks NAIC 4-6	2	-	-	-	2
Common stock - unaffiliated	3	-	3	-	6
Cash equivalents and short-term investments (2)	-	335	-	-	335
Separate account assets	1,869	-	-	-	1,869
Derivatives
Forward contracts	-	2	-	-	2
Interest rate swaps	-	192	-	(106)	86
Currency swaps	-	5	-	(5)	-
Asset and credit default swaps	-	2	-	(2)	-
Options	-	61	-	-	61

Total financial assets carried at fair value	$1,874	$602	$13	$(113)	$2,376

Financial liabilities:
Derivatives
Forward contracts	$-	$1	$-	$-	$1
Interest rate swaps	-	130	-	(106)	24
Currency swaps	-	12	-	(5)	7
Asset and credit default swaps	-	1	-	(2)	(1)

Total financial liabilities carried at fair value	$-	$144	$-	$(113)	$31

(1)

Netting adjustments represent offsetting positions that may exist under a master-netting agreement with a counterparty where amounts due from the counterparty are offset against amounts due to the counterparty.

(2)	Does not include cash of $84 million.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following presents changes in the Company’s Level 3 financial instruments that are carried at fair value:

	Balance as of 12/31/2010	Gains (Losses) in Net Income	Gains (Losses) in Surplus	Purchases	Issuances	Sales	Settlements	Transfers Into Level 3 (1)	Transfers Out of Level 3 (1)	Other Transfers (2)	Balance as of 12/31/2011

	(In Millions)

Financial assets:
Bonds
Industrial and miscellaneous	$ 10	$(3)	$1	$-	$10	$-	$(8)	-	$-	$(7)	$3
Common stock - unaffiliated	3	1	1	-	-	-	(1)	-	-	-	4

Total Level 3 financial assets carried at fair value	$ 13	$(2)	$2	$-	$10	$-	$(9)	$-	$-	$(7)	$7

(1)

These columns identify assets and liabilities that are consistently carried at fair value but have had a level change. Generally transfers out of Level 3 occur when quoted prices are received in markets that have not been active, and therefore the assets or liabilities are moved to Level 2.

(2)

This column identifies assets and liabilities that are either no longer carried at fair value, or have just begun to be carried at fair value, such as assets or liabilities with no level changes but change in lower of cost or market carrying basis.

	Balance as of 12/31/2009	Gains (Losses) in Net Income	Gains (Losses) in Surplus	Purchases	Issuances	Sales	Settlements	Transfers Into Level 3(1)	Transfers Out of Level 3 (1)	Balance as of 12/31/2010

	(In Millions)

Financial assets:
Bonds
Industrial and miscellaneous	$ -	$1	$(1)	$-	$2	$(2)	$(2)	$23	$(11)	$10
Preferred stocks NAIC 4-6	1	-	(1)	-	-	-	-	-	-	-
Common stock - unaffiliated	5	2	-	-	-	(4)	-	-	-	3

Total Level 3 financial assets carried at fair value	$ 6	$3	$(2)	$-	$2	$(6)	$(2)	$23	$(11)	$13

(1)

The majority of transfers into/out of Level 3 for bonds are related to NAIC Category 6 bonds. These bonds had previously been separately stated as being held at fair value on a non-recurring basis. The NAIC recently stated that all assets carried at fair value should be reported together.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

6.	Deferred and uncollected life insurance premium

Deferred and uncollected life insurance premium, net of loading and reinsurance, are included in other than invested assets in the Company’s Statutory Statements of Financial Position. The following summarizes the deferred and uncollected life insurance premium on a gross basis as well as net of loading and reinsurance.

	December 31,
	2011		2010

	Gross	Net	Gross	Net

	(In Millions)

Ordinary renewal	$(28)	$ (27)	$(29)	$ (28)
Group life	1	1	1	1

Total	$(27)	$ (26)	$(28)	$ (27)

Deferred premium is the portion of the annual premium not earned at the reporting date. Loading on deferred premium is an amount obtained by subtracting the valuation net deferred premium from the gross deferred premium and generally includes allowances for acquisition costs and other expenses. Refer to Note 2q. “Policyholders’ reserves” for information on the Company’s accounting policies regarding gross premium and net premium.

Uncollected premium is gross premium net of reinsurance that is due and unpaid as of the reporting date, net of loading. Net premium is the amount used in the calculation of reserves. The change in loading is included as an expense and is not shown as a reduction to premium income.

Ordinary renewal business consists of the basic amount of premium required on the underlying life insurance policies.

7.	Related party transactions

As of December 31, 2011 and 2010, the Company reported $1 million and less than $1 million, respectively, as amounts due from subsidiaries and affiliates and $20 million and $16 million, respectively, as amounts due to subsidiaries and affiliates. Terms require settlement of these amounts within 30 to 90 days.

The Company has a modified coinsurance (Modco) quota-share reinsurance agreement with MassMutual where the Company cedes 75% of the premium on certain universal life policies. In return, MassMutual pays the Company a stipulated expense allowance, death and surrender benefits, and a Modco adjustment based on experience. The Company retains the assets and related reserves for payment of future benefits on the ceded policies. The Modco adjustment is the mechanism by which MassMutual funds the reserve on the reinsured portion of the risk. It is needed to adjust for the financial effect of the Company holding the reserves on the ceded coverage rather than MassMutual.

The Company also has a stop-loss agreement with MassMutual under which the Company cedes claims which, in aggregate, exceed 0.72% of the covered volume for any year, with maximum coverage of $25 million above the aggregate limit. The aggregate limit was $72 million in 2011, $78 million in 2010 and $84 million in 2009 and it was not exceeded in any of the years.

The Company has coinsurance agreements with MassMutual where the Company cedes substantially all of the premium on certain universal life policies. In return, MassMutual pays to the Company a stipulated expense allowance and death and surrender benefits. MassMutual holds the assets and related reserves for payment of future benefits on the ceded policies.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The net amounts outstanding with MassMutual for the various reinsurance agreements were less than $1 million and $2 million due to MassMutual as of December 31, 2011 and 2010, respectively. These outstanding balances are due and payable with terms ranging from monthly to annually, depending on the agreement in effect.

The following summarizes the reinsurance transactions between the Company and MassMutual:

	Years Ended December 31,
	2011	2010	2009

	(In Millions)

Premium income (expense) ceded, related to:
Modified coinsurance agreements	$(12)	$(13)	$(14)
Stop-loss agreements	(1)	(1)	(1)
Coinsurance agreements	(56)	(62)	(64)

Modified coinsurance adjustments ceded, included in fees and other income (expense)	(27)	(27)	(24)

Expense allowances on reinsurance ceded, included in fees and other income (expense), related to:
Modified coinsurance agreements	3	4	4
Coinsurance agreements	16	17	18

Policyholder benefits ceded, related to:
Modified coinsurance agreements	30	34	30
Coinsurance agreements	80	42	65

Experience refunds received, related to:
Stop-loss agreements	-	1	1

The Company has an agreement where MassMutual, for a fee, furnishes the Company, as required, operating facilities, human resources, computer software development and managerial services. Investment and administrative services are also provided to the Company pursuant to a management services agreement with MassMutual. While management believes that these fees are calculated on a reasonable basis, these fees may not necessarily be indicative of the costs that would have been incurred on a stand-alone basis. The following summarizes the transactions between the Company and the related parties:

	Years Ended December 31,
	2011	2010	2009

	(In Millions)

Fee income:
Recordkeeping and other services	$2	$2	$1
Fee expense:
Management and service contracts and cost-sharing arrangements	62	65	74

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company and its subsidiary, MML Bay State, participate in variable annuity exchange programs with its parent, MassMutual, where certain variable annuity contract holders of either company can make nontaxable exchanges of their contract for an enhanced variable annuity contract of the other company. The Company recorded premium income of $1 million as of December 31, 2011 and 2010, and $2 million as of December 31, 2009. The Company recorded surrender benefits of $5 million, $8 million and $24 million in 2011, 2010 and 2009, respectively, related to these exchange programs. The Company has an agreement with MassMutual to compensate them or to be compensated for the lost revenue associated with the exchange of contracts that are within the surrender charge period. As a result of these exchanges, the Company did not receive any net commissions for the years ended December 31, 2011 and 2010. The Company has received net commissions of less than $1 million for the year ended December 31, 2009.

8.	Reinsurance

The Company cedes insurance to affiliated and unaffiliated insurers in order to limit its insurance risk. Such transfers do not relieve the Company of its primary liability and, as such, failure of reinsurers to honor their obligations could result in losses. The Company reduces this risk by evaluating the financial condition of reinsurers and monitoring for possible concentrations of credit risk. The Company reinsures a portion of its life business under either a first dollar quota-share arrangement or an in excess of the retention limit arrangement. The amounts reinsured are on a yearly renewable term, coinsurance or modified coinsurance basis.

Refer to Note 7 “Related party transactions” for more information about the Company’s affiliated reinsurance transactions.

The Company did not reinsure any policies with a company chartered in a country other than the U.S., excluding U.S. branches of these companies and which was owned in excess of 10% or controlled directly or indirectly by an insured, a beneficiary, a creditor or any other person not primarily engaged in the insurance business. There are no reinsurance agreements in effect under which the reinsurer may unilaterally cancel any reinsurance for reasons other than for nonpayment of premium or other similar credits. The Company has no reinsurance agreements in effect such that the amount of losses paid or accrued through the statement date may result in a payment to the reinsurer of amounts which, in aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total direct premium collected under the reinsured policies.

If all reinsurance agreements were terminated by either party as of December 31, 2011, the resulting reduction in shareholder’s equity due to loss of reinsurance reserve credits, net of unearned premium, would be approximately $281 million assuming no return of the assets backing these reserves from the reinsurer to the Company.

Reinsurance amounts included in the Statutory Statements of Income were as follows:

	December 31,
	2011	2010	2009

	(In Millions)

Direct premium	$542	$603	$1,027
Premium ceded	(152)	(157)	(155)

Total net premium	$390	$446	$872

Reinsurance recoveries Ceded	$194	$150	$126

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Reinsurance amounts included in the Statutory Statements of Financial Position were as follows:

	December 31,
	2011	2010

	(In Millions)

Reinsurance reserves ceded	$(1,075)	$(1,023)

Amounts recoverable from reinsurers	47	32

As of December 31, 2011, one reinsurer accounted for 25% of the outstanding reinsurance recoverable and the next largest reinsurer had 22% of the balance. The Company believes that no exposure to a single reinsurer represents an inappropriate concentration of risk to the Company, nor is the Company’s business substantially dependent upon any single reinsurer.

9.	Policyholders’ liabilities

a.	Policyholders’ reserves

The Company had total life insurance in force of $42,352 million and $44,912 million as of December 31, 2011 and 2010, respectively. Of this total, the Company had $1,905 million and $2,245 million of life insurance in force as of December 31, 2011 and 2010, respectively, for which the gross premium was less than the net premium according to the standard valuation set by the Department. The gross premium is less than the net premium needed to establish the reserves because the statutory reserves must use standard conservative valuation mortality tables, while the gross premium calculated in pricing uses mortality tables that reflect both the Company’s experience and the transfer of mortality risk to reinsurers.

The following summarizes policyholders’ reserves, net of reinsurance, and the range of interest rates by type of product:

	December 31,
	2011		2010

	Amount	Interest Rates	Amount	Interest Rates

	($ In Millions)

Individual annuities	$3,396	4.5% - 9.0%	$3,430	4.5% - 9.0%
Individual universal and variable life	1,611	4.0% - 4.5%	1,613	4.0% - 4.5%
Group life	72	2.5% - 4.0%	70	2.5% - 4.0%
Additional liability for annuity contracts	20	- - -	18	- - -
Individual life	3	2.5% - 4.5%	4	2.5% - 4.5%

Total	$5,102		$5,135

Group life includes corporate-owned life insurance products. Individual life includes term insurance.

b.	Liabilities for deposit-type contracts

Supplementary contracts not involving life contingencies of $30 million and $26 million as of December 31, 2011 and 2010, respectively, were included in liabilities for deposit-type contracts. The interest rate range on supplementary contracts was 0.3% - 3.3% as of December 31, 2011 and 2010.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

c.	Additional liability for annuity contracts

Certain variable annuity contracts include additional death or other insurance benefit features such as GMDBs. Election of these benefits on annuity contracts is generally only available at contract issue.

The following shows the liabilities for GMDBs as required by the actuarial guidelines (in millions):

Liability as of December 31, 2009	$11
Incurred guarantee benefits in 2010	9
Paid guarantee benefits in 2010	(2)

Liability as of December 31, 2010	18
Incurred guarantee benefits in 2011	4
Paid guarantee benefits in 2011	(2)

Liability as of December 31, 2011	$20

The Company held reserves in accordance with the stochastic scenarios as of December 31, 2011 and 2010. As of December 31, 2011 and 2010 the Company held additional reserves above those indicated based on the stochastic scenarios in order to maintain a prudent level of reserve adequacy.

The following summarizes the account values, net amount at risk and weighted average attained age for variable annuity contracts with GMDBs classified as policyholders’ reserves and separate account liabilities. The net amount at risk is defined as the minimum guarantee less the account value calculated on a policy-by-policy basis, but not less than zero.

	December 31,
	2011			2010

	Account Value	Net Amount at Risk	Weighted Average Attained Age	Account Value	Net Amount at Risk	Weighted Average Attained Age

	($ In Millions)

GMDB	$1,593	$89	63	$1,773	$95	63

Account balances of variable annuity contracts with GMDBs are summarized below:

	December 31,
	2011	2010

	(In Millions)

Separate Account	$1,256	$1,444
General Account	337	329

Total	$1,593	$1,773

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

d.	Additional liability for individual life contracts

Certain universal life and variable universal life contracts include features such as GMDBs or other guarantees that ensure continued death benefit coverage when the policy would otherwise lapse. The value of the guarantee is only available to the beneficiary in the form of a death benefit.

The net liability for guarantees on universal life and variable universal life type contracts was as follows:

	December 31,
	2011	2010

	(In Millions)

Beginning balance	$514	$495
Net liability increase	11	19

Ending balance	$525	$514

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

10.	Federal income taxes

The Company provides for deferred income taxes based on an admissibility limitation of 15% of surplus and a three year reversal/realization period.

The net DTA or net DTL recognized in the Company’s assets, liabilities and surplus are as follows:

	December 31, 2011

	Ordinary	Capital	Total

	(In Millions)

Total gross DTAs	$346	$63	$409
Statutory valuation allowance adjustment	-	-	-

Total adjusted gross DTAs	346	63	409
Total gross DTLs	(195)	(84)	(279)

Net DTA(L)	151	(21)	130
Total DTAs nonadmitted	(76)	-	(76)

Net admitted DTA(L)	$75	$(21)	$54

	December 31, 2010

	Ordinary	Capital	Total

	(In Millions)

Total gross DTAs	$209	$65	$274
Statutory valuation allowance adjustment	-	-	-

Total adjusted gross DTAs	209	65	274
Total gross DTLs	(77)	(19)	(96)

Net DTA(L)	132	46	178
Total DTAs nonadmitted	(37)	(30)	(67)

Net admitted DTA(L)	$95	$16	$111

	Change

	Ordinary	Capital	Total

	(In Millions)

Total gross DTAs	$137	$(2)	$135
Statutory valuation allowance adjustment	-	-	-

Total adjusted gross DTAs	137	(2)	135
Total gross DTLs	(118)	(65)	(183)

Net DTA(L)	19	(67)	(48)
Total DTAs nonadmitted	(39)	30	(9)

Net admitted DTA(L)	$(20)	$(37)	$(57)

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Pursuant to issued guidance, the Company has chosen to admit DTAs for the current reporting period in accordance with the NAIC approved revisions effective for 2010 and 2011. The amount of adjusted gross DTA admitted under each component and the resulting increased amount by tax character are as follows:

	December 31, 2011

	Ordinary	Capital	Total

	(In Millions)

Admitted DTA 1 year:
Federal income taxes that can be recovered	$4	$-	$4
Remaining adjusted gross DTAs expected to be realized within 1 year	17	15	32
Total gross DTLs	231	48	279

Total admitted DTA realized within 1 year	252	63	315

Admitted DTA 3 years:
Federal income taxes that can be recovered	4	-	4
Remaining adjusted gross DTAs expected to be realized within 3 years	35	15	50
Total gross DTLs	231	48	279

Total admitted DTA realized within 3 years	270	63	333

Increase in net admitted DTA 1 year versus 3 years	$18	$-	$18

	December 31, 2010

	Ordinary	Capital	Total

	(In Millions)

Admitted DTA 1 year:
Federal income taxes that can be recovered	$9	$3	$12
Remaining adjusted gross DTAs expected to be realized within 1 year	48	13	61
Total gross DTLs	77	19	96

Total admitted DTA realized within 1 year	134	35	169

Admitted DTA 3 years:
Federal income taxes that can be recovered	9	3	12
Remaining adjusted gross DTAs expected to be realized within 3 years	86	13	99
Total gross DTLs	77	19	96

Total admitted DTA realized within 3 years	172	35	207

Increase in net admitted DTA 1 year versus 3 years	$38	$-	$38

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

	Change

	Ordinary	Capital	Total

	(In Millions)

Admitted DTA 1 year:
Federal income taxes that can be recovered	$(5)	$(3)	$(8)
Remaining adjusted gross DTAs expected to be realized within 1 year	(31)	2	(29)
Total gross DTLs	154	29	183

Total admitted DTA realized within 1 year	118	28	146

Admitted DTA 3 years:
Federal income taxes that can be recovered	(5)	(3)	(8)
Remaining adjusted gross DTAs expected to be realized within 3 years	(51)	2	(49)
Total gross DTLs	154	29	183

Total admitted DTA realized within 3 years	98	28	126

Change in net admitted DTA 1 year versus 3 years	$(20)	$-	$(20)

The Company’s total adjusted capital and authorized control level are as follows:

	2011	December 31, 2010	Change

	(In Millions)

Total adjusted capital	$978	$868	$110

Authorized control level	$78	$95	$(17)

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The ultimate realization of DTAs depends on the generation of future taxable income during the periods in which the temporary differences are deductible. Management considers the scheduled reversal of DTLs (including the impact of available carryback and carryforward periods), projected taxable income and tax-planning strategies in making this assessment. The impact of tax-planning strategies is as follows:

	December 31, 2011

	Ordinary	Capital	Total

		(Percent)

Impact of tax planning strategies:
Adjusted gross DTAs
(% of total adjusted gross DTAs)	0%	0%	0%

Net admitted adjusted gross DTAs
(% of total net admitted adjusted gross DTAs)	29%	0%	29%

	December 31, 2010

	Ordinary	Capital	Total

		(Percent)

Impact of tax planning strategies:
Adjusted gross DTAs
(% of total adjusted gross DTAs)	0%	0%	0%

Net admitted adjusted gross DTAs
(% of total net admitted adjusted gross DTAs)	49%	0%	49%

		Change

	Ordinary	Capital	Total

		(Percent)

Impact of tax planning strategies:
Adjusted gross DTAs
(% of total adjusted gross DTAs)	0%	0%	0%

Net admitted adjusted gross DTAs
(% of total net admitted adjusted gross DTAs)	(20)%	0%	(20)%

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company’s admitted assets, adjusted statutory surplus and total adjusted capital are as follows:

	December 31, 2011

	Ordinary	Capital	Total

	(In Millions)

Admitted DTA 1 year:
Admitted DTAs	$252	$63	$315
Admitted assets			8,388
Adjusted statutory surplus			930
Total adjusted capital from DTAs			978

Increase due to admitted DTA 3 year:
Admitted DTAs	18	-	18
Admitted assets	18	-	18
Statutory surplus	18	-	18

	December 31, 2010

	Ordinary	Capital	Total

	(In Millions)

Admitted DTA 1 year:
Admitted DTAs	$134	$35	$169
Admitted assets			8,428
Adjusted statutory surplus			837
Total adjusted capital from DTAs			868

Increase due to admitted DTA 3 year:
Admitted DTAs	38	-	38
Admitted assets	38	-	38
Statutory surplus	38	-	38

	Change

	Ordinary	Capital	Total

	(In Millions)

Admitted DTA 1 year:
Admitted DTAs	$118	$28	$146
Admitted assets			(40)
Adjusted statutory surplus			93
Total adjusted capital from DTAs			110

Change in admitted DTA 3 year:
Admitted DTAs	(20)	-	(20)
Admitted assets	(20)	-	(20)
Statutory surplus	(20)	-	(20)

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The provision for current tax expense on earnings is as follows:

	Years Ended December 31,
	2011	2010	2009

		(In Millions)

Federal income tax expense (benefit) on operating earnings	$1	$26	$6
Foreign income tax expense (benefit) on operating earnings	-	-	-

Total federal and foreign income tax expense (benefit) on operating earnings	1	26	6
Federal income tax expense (benefit) on net realized capital gains (losses)	6	4	(6)

Total federal and foreign income tax expense (benefit)	$7	$30	$-

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The tax effects of temporary differences that give rise to significant portions of the DTAs and DTLs are as follows:

	2011	December 31, 2010	Change

	(In Millions)

DTAs:
Ordinary
Unrealized investment losses	$203	$50	$153
Reserve items	73	92	(19)
Policy acquisition costs	54	57	(3)
Investment items	6	4	2
Nonadmitted assets	4	3	1
Tax credits	-	2	(2)
Other	6	1	5

Total ordinay DTAs	346	209	137
Nonadmitted DTAs	(76)	(37)	(39)

Admitted ordinary DTAs	270	172	98

Capital
Unrealized investment losses	44	13	31
Investment items	19	52	(33)

Total capital DTAs	63	65	(2)
Nonadmitted DTAs	-	(30)	30

Admitted capital DTAs	63	35	28

Admitted DTAs	333	207	126

DTLs:
Ordinary
Unrealized investment gains	194	71	123
Deferred and uncollected premium	1	1	-
Reserve for audits and settlements	-	4	(4)
Other	-	1	(1)

Total ordinary DTLs	195	77	118

Capital
Unrealized investment gains	84	19	65

Total capital DTLs	84	19	65

Total DTLs	279	96	183

Net admitted DTA	$54	$111	$(57)

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The change in net deferred income taxes is comprised of the following:

	Years Ended December 31,
	2011	2010

	(In Millions)

Net DTA(L)	$(48)	$19
Less: Items not recorded in the change in net deferred income taxes:
Tax-effect of unrealized gains/losses	4	4

Change in net deferred income taxes	$(44)	$23

Change in net deferred income taxes	$(24)	$8
Change in special surplus funds from additional admissibility of deferred income taxes	(20)	15

Change in net deferred income taxes	$(44)	$23

As of December 31, 2011, the Company had no net operating or capital loss carryforwards to include in deferred income taxes. The Company has no total tax credit carryforwards.

The components of federal and foreign income tax on operating items is recorded on the Statutory Statements of Income and Statutory Statements of Changes in Surplus and is different from that which would be obtained by applying the prevailing federal income tax rate to operating income before taxes. The significant items causing this difference are as follows

	Years Ended December 31,
	2011	2010	2009

	(In Millions)

Provision computed at statutory rate	$70	$36	$14
Investment items	(14)	(35)	(17)
Tax credits	(3)	(2)	(2)
Change in reserve valuation basis	(2)	6	(1)
Expense items	-	3	-
Other	-	(1)	-

Total statutory income tax expense (benefit)	$51	$7	$(6)

Federal and foreign income tax expense (benefit)	$7	$30	$-
Change in net deferred income taxes	44	(23)	(6)

Total statutory income tax expense (benefit)	$51	$7	$(6)

During the years ended December 31, 2011 and 2010, the Company paid federal income taxes in the amount of $21 million and $2 million, respectively. During the year ended December 31, 2009 the Company received refunds of federal income taxes in the amount of $25 million. As a result of the aforementioned refund, there are no federal income taxes available for recovery as of the year ended December 31, 2011.

The Company is included in a consolidated U.S. federal income tax return with its parent, MassMutual, a mutual life insurance company domiciled in the Commonwealth of Massachusetts, and MassMutual’s eligible U.S. subsidiaries.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company also files income tax returns in various states and foreign jurisdictions. The Company, MassMutual, and MassMutual’s eligible subsidiaries and certain affiliates (the Parties) have executed and are subject to a written tax allocation agreement (the Agreement). The Agreement sets forth the manner in which the total combined federal income tax is allocated among the Parties. The Agreement provides the Company with the enforceable right to recoup federal income taxes paid in prior years in the event of future net losses, which it may incur. Further, the Agreement provides the Company with the enforceable right to utilize its net losses carried forward as an offset to future net income subject to federal income taxes.

Companies are required to disclose unrecognized tax benefits, which are the tax effect of positions taken on their tax returns which may be challenged by the various taxing authorities, in order to provide users of financial statements more information regarding potential liabilities. The Company recognizes tax benefits and related reserves in accordance with existing statutory accounting guidance for liabilities, contingencies and impairments of assets.

The following is a reconciliation of the beginning and ending liability for unrecognized tax benefits (in millions):

Balance, January 1, 2011	$27
Gross change related to positions taken in prior years	1
Gross change related to positions taken in current year	1
Gross change related to settlements	(18)
Gross change related to lapse of statutes of limitations	-

Balance, December 31, 2011	$11

Included in the liability for unrecognized tax benefits as of December 31, 2011, are $11 million of tax positions for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductibility. The liability for the unrecognized tax benefit balance as of December 31, 2011 includes no unrecognized tax benefits that, if recognized, would impact the Company’s effective tax rate.

The Company recognizes accrued interest and penalties related to the liability for unrecognized tax benefits as a component of the provision for income taxes. The amount of net interest recognized in the Company’s financial statements as of December 31, 2011 and 2010 was $1 million and $3 million, respectively. The Company has accrued no penalties related to the liability for unrecognized tax benefits.

The Internal Revenue Service (IRS) has completed its examination of the years 2005 and prior. The IRS is currently auditing the years 2006 and 2007. The Company does not expect a material change in its financial position or liquidity as a result of these audits. As of December 31, 2011 and 2010, the Company had no protective deposits recognized as admitted assets.

The Small Business Jobs Act of 2010, enacted in September 2010, provided an additional one year extension of the 50% first year bonus depreciation for property placed in service in 2010. The Tax Relief, Unemployment Insurance Reauthorization, and Job Creation Act of 2010 became law on December 17, 2010. This Act allows the extension of 50% bonus depreciation through 2012 with the option of claiming 100% bonus depreciation for certain property placed in service after September 8, 2010, through 2011. These new tax provisions will not have a material effect on the Company’s financial position or liquidity.

11.	Shareholder’s equity

MassMutual has authorized the contribution of funds to the Company sufficient to meet the capital requirements of each state in the U.S. in which the Company is licensed to do business. Substantially all of the statutory shareholder’s equity is subject to dividend restrictions. Dividend restrictions, imposed by state regulations, limit the payment of dividends to the shareholder without prior approval from the Department. Under these regulations, $113 million of shareholder’s equity is available for distribution to the shareholder in 2012 without prior regulatory approval. In 2011, the Company did not pay dividends to its parent, MassMutual.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

12.	Business risks, commitments and contingencies

a.	Risks and uncertainties

The Company operates in a business environment subject to various risks and uncertainties. Such risks and uncertainties include, but are not limited to, currency exchange risk, interest rate risk and credit risk. Interest rate risk is the potential for interest rates to change, which can cause fluctuations in the value of investments and amounts due to policyholders. To the extent that fluctuations in interest rates cause the duration of assets and liabilities to differ, the Company controls its exposure to this risk by, among other things, asset/liability management techniques that account for the cash flow characteristics of the assets and liabilities.

Investment and interest rate risks

Investment earnings can be influenced by a number of factors including changes in interest rates, credit spreads, equity markets, general economic conditions and asset allocation. The Company employs a rigorous asset/liability management process to help manage the economics related to investment risks, in particular interest rate risk.

As interest rates decline, certain securities are more susceptible to paydowns and prepayments. During such periods, the Company generally will not be able to reinvest the proceeds at comparable yields. Lower interest rates will likely result in lower net investment income and, if declines are sustained for a long period of time, the Company may be subject to reinvestment risks. Declining interest rates also result in increases in the fair value of the investment portfolio.

Interest rates also have an impact on the Company’s products with guaranteed minimum payouts and interest credited to account holders. As interest rates decrease, investment spreads may shrink as interest rates approach minimum guarantees, leading to an increased liability to the Company. Due to the continued low interest rate environment, management expects that it will be some time before higher yielding securities will be available in the market.

Asset-based fees calculated as a percentage of the separate account assets are a source of revenue to the Company. Gains and losses in the equity markets may result in corresponding increases and decreases in the Company’s separate account assets and related revenue.

Credit and other market risks

Credit risk is the risk that issuers of investments owned by the Company may default or that other parties may not be able to pay amounts due to the Company. The Company attempts to manage its investments to limit credit risk by diversifying its portfolio among various security types and industry sectors as well as purchasing credit default swaps to transfer some of the risk.

During the past few years, declining U.S. housing prices led to higher delinquency and loss rates, reduced credit availability, and reduced liquidity in the residential loan and securities markets. The decline in housing prices was precipitated by several years of rising residential mortgage rates, relaxed underwriting standards by residential mortgage loan originators and substantial growth in affordable mortgage products including pay option adjustable rate mortgages and interest only loans.

The downturn in housing prices caused a decline in the credit performance of RMBS with unprecedented borrower defaults. Market pricing was affected both by the deterioration in fundamentals as well as by the reduced liquidity and higher risk premium demanded by investors. While housing fundamentals began stabilizing in late 2009 and in 2010, housing was under renewed pressure through most of 2011. As of now, housing prices are hovering around their April 2009 lows. The housing market also continues to be under pressure due to slow liquidation rates and above-average rates of unsold homes. These concerns, coupled with uncertain mortgage servicing behaviors, continue to affect security valuations and liquidity conditions in the securitized mortgage market where prices are off their post-crisis highs in recent months.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company has implemented a review process for determining the nature and timing of OTTI on securities containing these risk characteristics. Cash flows are modeled for all bonds deemed to be at risk for impairment using prepayment, default, and loan loss severity assumptions that vary according to collateral attributes and housing price trends since origination. These assumptions are reviewed quarterly and changes are made as market conditions warrant.

Internal models utilized in testing for impairment calculate the present value of cash flows expected to be received over the average life of the security, discounted at the purchase yield or discount margin. RMBS are highly sensitive to evolving conditions that can impair the cash flows realized by investors and the ultimate emergence of losses is subject to uncertainty. If defaults were to increase above the stresses imposed in the Company’s analysis or default severities were to be worse than expected, management would need to reassess whether such credit events have changed the Company’s assessment of OTTI in light of changes in the expected performance of these assets. Weak new issue market conditions, coupled with uncertain rating agency requirements, continue to adversely affect lenders’ underwriting appetite for new financing arrangements and hence have diminished borrowers’ ability to refinance the underlying mortgages. Also, a further downturn of the economy and the real estate market and high levels of unemployment could result in continued defaults and ultimately, additional recognition of OTTI.

Management’s judgment regarding OTTI and estimated fair value depends upon evolving conditions that can alter the anticipated cash flows realized by investors and is also affected by the illiquid credit market environment, which makes it difficult to obtain readily determinable prices for RMBS and other investments, including CMBS and leveraged loans. Further deterioration in economic fundamentals could affect management judgments regarding OTTI. In addition, deterioration in market conditions may affect carrying values assigned by management. These factors could negatively impact the Company’s results of operations, surplus and disclosed fair values.

The Company has investments in structured products exposed primarily to the credit risk of corporate bank loans, corporate bonds or credit default swap contracts referencing corporate credit risk. Most of these structured investments are backed by corporate loans and are commonly known as collateralized loan obligations that are classified as CDOs. The portfolios backing these investments are actively managed and diversified by industry and individual issuer concentrations. Due to the complex nature of CDOs and the reduced level of transparency to the underlying collateral pools for many market participants, the recovery in CDO valuations generally lagged the overall recovery in the underlying assets. Management believes its scenario analysis approach, based primarily on actual collateral data and forward looking assumptions, does capture the credit and most other risks in each pool. However, in a rapidly changing economic environment, the credit and other risks in each collateral pool will be more volatile and actual credit performance of each CDO investment may differ from the Company’s assumptions.

The fourth quarter of 2011 saw a continued focus on the sovereign debt problems of parts of the Eurozone and the related issues of bank funding and market liquidity. Combined with an increasingly uncertain macroeconomic outlook, this has raised the risks related to the Company’s investments in European leveraged loans relative to the first half of 2011. The average secondary price of leveraged loans in Europe fell during the year, but default rates continued to remain below long-term historical averages. However, the degree of refinancing required over the next three years and uncertainty over the sources of this refinancing may lead to an increase in default rates going forward.

As of December 31, 2011, the Company’s general account held securities issued by entities domiciled within Italy, Ireland, Portugal and Spain which collectively accounted for approximately 1% of invested assets. These holdings are highly diversified and over 90% is comprised of investment grade-rated (NAIC) debt securities issued predominantly by domestic utilities and corporations with large global operations. Within these countries, the Company did not hold any sovereign debt or domestic bank-issued securities. The Company did not hold any Greek corporate or government-issued securities in its general account.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Current market conditions continue to be a factor in the Company’s mortgage loan portfolio. Economic indicators that showed improvement earlier in 2011 and stumbled mid-year, turned decidedly positive in the fourth quarter. Commercial real estate fundamentals continue to improve with regional market performance still clearly driven by underlying economic drivers. Investors’ interest remains focused on stabilized core assets in ‘gateway’ markets. Overall, the supply pipeline is at historical lows, aiding the drop in vacancy rates across all property types during 2011. Borrowers have also benefited from the current low interest rate environment when refinancing and selling properties in order to satisfy their maturing debt. Risks to the portfolio continue to be the macro domestic and global economic environment and their impact on the recent positive trends for real estate fundamentals. The Company continues to monitor employment and housing statistics and their possible influence on a U.S. recession as well as global economic indicators and sovereign debt concerns.

b.	Guaranty funds

The Company is subject to insurance guaranty fund laws in the states in which it does business. These laws assess insurance companies amounts to be used to pay benefits to policyholders and policy claimants of insolvent insurance companies. Many states allow these assessments to be credited against future premium taxes. The Company believes such assessments in excess of amounts accrued will not materially impact its financial position, results of operations or liquidity.

c.	Litigation

The Company is involved from time to time in litigation arising in and out of the normal course of business, which seeks both compensatory and punitive damages. While the Company is not aware of any actions or allegations that should reasonably give rise to a material adverse impact to the Company’s financial position or liquidity, the outcome of litigation cannot be foreseen with certainty. It is the opinion of management that the ultimate resolution of these matters will not materially impact the Company’s financial position or liquidity. However, the outcome of a particular proceeding may be material to the Company’s operating results for a particular period depending upon, among other factors, the size of the loss or liability and the level of the Company’s income for the period.

d.	Regulatory matters

The Company is subject to governmental and administrative proceedings and regulatory inquiries, examinations and investigations in the ordinary course of its business. In connection with regulatory inquiries, examinations and investigations, the Company has been contacted by various regulatory agencies including, among others, the Securities and Exchange Commission, the U.S. Department of Labor and various state insurance departments and state attorneys general. The Company has cooperated fully with these regulatory agencies with regard to their inquiries, examinations and investigations and has responded to information requests and comments.

Market volatility in the financial services industry over the last several years has contributed to increased scrutiny of the entire financial services industry. Therefore, the Company believes that it is reasonable to expect that proceedings, regulatory inquiries, examinations and investigations into the insurance and financial services industries will continue for the foreseeable future. Additionally, new industry-wide legislation, rules and regulations could significantly affect the insurance and financial services industries as a whole. It is the opinion of management that the ultimate resolution of these regulatory inquiries, examinations, investigations, legislative and regulatory changes of which we are aware will not materially impact the Company’s financial position or liquidity. However, the outcome of a particular matter may be material to the Company’s operating results for a particular period depending upon, among other factors, the financial impact of the matter and the level of the Company’s income for the period.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

e.	Commitments

As of December 31, 2011 and 2010, the Company approved financing of $228 million and $148 million, respectively, for MassMutual Asset Finance LLC that can be used to finance ongoing asset purchases and refinance existing Company provided lines of credit. Borrowings under the facility with the Company as of December 31, 2011 and 2010 were $136 million and $138 million, respectively, with interest of $4 million for the year ended December 31, 2011, and $2 million for the years ended December 31, 2010 and 2009. The unfunded amount of the facility, totaling $92 million as of December 31, 2011, is included in private placements in the table below. The interest of this facility adjusts monthly based on the 30-day London Interbank Offered Rate.

In the normal course of business, the Company enters into commitments to purchase certain investments. The majority of these commitments have funding periods that extend between one and five years. The Company is not required to fund commitments once the commitment period expires.

As of December 31, 2011, the Company had the following commitments:

	2012	2013	2014	2015	There- after	Total

	(In Millions)

Private placements	$45	$111	$42	$96	$10	$304
Mortgage loans	15	-	-	2	-	17
Partnerships and LLCs	11	5	3	15	5	39

Total	$71	$116	$45	$113	$15	$360

13.	Withdrawal characteristics

a.	Annuity actuarial reserves and liabilities for deposit-type contracts

The withdrawal characteristics of the Company’s annuity actuarial reserves and deposit-type contracts as of December 31, 2011 are illustrated below:

	General Account	Separate Account w/ Guarantees	Separate Account Nonguaranteed	Amount	% of Total

	($ In Millions)

Subject to discretionary withdrawal:
With fair value adjustment	$16	$-	$-	$16	-%
At book value less current surrender charge of 5% or more	157	-	-	157	3
At fair value	-	-	1,252	1,252	27

Subtotal	173	-	1,252	1,425	30
Subject to discretionary withdrawal:
At book value without fair value adjustment	3,237	-	-	3,237	70
Not subject to discretionary withdrawal	16	-	-	16	-

Total	$3,426	$-	$1,252	$4,678	100%

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following is the reconciliation of total annuity actuarial reserves and liabilities for deposit-type contracts as of December 31, 2011 (in millions):

Statutory Statements of Financial Position:
Policyholders’ reserves - individual annuities	$3,396
Liabilities for deposit-type contracts	30

Subtotal	3,426
Separate Account Annual Statement:
Annuities	1,252

Total	$4,678

b.	Separate accounts

The Company has nonguaranteed separate accounts that are variable accounts where the benefit is determined by the performance and/or market value of the investments held in the separate account with incidental risk, notional expense and minimum death benefit guarantees.

Information regarding the separate accounts of the Company as of and for the year ended December 31, 2011 is as follows:

Non Guaranteed
(In Millions)
Net premium, considerations or deposits for the year ended December 31, 2011	$81

Reserves at December 31, 2011:
For accounts with assets at:
Fair value	$1,627
Nonpolicy liabilities	9

Total	$1,636

Reserves by withdrawal characteristics:
Subject to discretionary withdrawal:
At fair value	$1,627
Nonpolicy liabilities	9

Total	$1,636

The Company does not have any reserves in separate accounts for asset default risk in lieu of AVR.

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following is a summary reconciliation of amounts reported as transfers to (from) separate accounts in the summary of operations of the Company’s NAIC Separate Account Annual Statement with the amounts reported as net transfers to (from) separate accounts in change in policyholders’ reserves in the accompanying Statutory Statements of Income:

	Years Ended December 31,
	2011	2010	2009

	(In Millions)

From the Separate Account Annual Statement:
Transfers to separate accounts	$81	$85	$94
Transfers from separate accounts	(253)	(241)	(300)

Net transfers from separate accounts	$(172)	$(156)	$(206)

14.	Presentation of the Statutory Statements of Cash Flows

As required by SSAP No. 69 “Statement of Cash Flows,” the Company has included in the Statutory Statements of Cash Flows non-cash transactions primarily related to the following:

	Years Ended December 31,
	2011	2010	2009

	(In Millions)

Bank loan rollover	$153	$75	$71
Bond conversions and refinancing	33	56	59
Mortgages converted to other invested assets	18	26	15
Stock conversion	1	5	-
Other invested assets converted to real estate	-	5	8
Net investment income payment-in-kind bonds	-	1	1
Other invested assets converted to bonds	-	-	3

The bank loan rollovers represent transactions processed as the result of rate resets on existing bank loans and are included in the proceeds from investments sold, matured or repaid on bonds and cost of investments acquired for bonds on the Statutory Statements of Cash Flows.

15.	Subsequent events

The Company has evaluated subsequent events through February 22, 2012, the date the financial statements were available to be issued, and no events have occurred subsequent to the balance sheet date and before the date of evaluation that would require disclosure.

16.	Subsidiaries and affiliated companies

A summary of ownership and relationship of MassMutual and its subsidiaries and affiliated companies as of December 31, 2011 is illustrated below. Subsidiaries are wholly owned, except as noted.

Subsidiaries of Massachusetts Mutual Life Insurance Company

C.M. Life Insurance Company

MassMutual Holding LLC

The MassMutual Trust Company

MML Distributors LLC – 99% (remaining 1% owned by MassMutual Holding LLC)

MML Private Placement Investment Company I, LLC

MML Mezzanine Investor, LLC

MML Mezzanine Investor L, LLC

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

MML Mezzanine Investor II, LLC

MML Mezzanine Investor III, LLC

MML Private Equity Fund Investor LLC

MML Re Finance LLC

MMC Equipment Finance LLC

CB – Apts, LLC

CV – Apts, LLC

MP – Apts, LLC

MSP – SC, LLC

MW – Apts, LLC

PL – Apts, LLC – 92% (remaining 8% owned by C.M. Life Insurance Company)

WP – SC, LLC – 81% (remaining 19% owned by C.M. Life Insurance Company)

WW – Apts, LLC

Country Club Office Plaza LLC – 88% (remaining 12% owned by C.M. Life Insurance Company)

MassMutual External Benefits Group LLC

Subsidiaries of C.M. Life Insurance Company

MML Bay State Life Insurance Company

CML Mezzanine Investor, LLC

CML Mezzanine Investor L, LLC

CML Mezzanine Investor III, LLC

CML Re Finance LLC

Subsidiary of MMC Equipment Finance LLC

MassMutual Asset Finance LLC

Subsidiaries of MassMutual Holding LLC

HYP Management LLC

MassMutual Assignment Company

MassMutual Holding MSC, Inc.

MassMutual International LLC

MML Investors Services LLC

MML Realty Management Corporation

Babson Capital Management LLC

Oppenheimer Acquisition Corp. – 99%

MassMutual Baring Holding LLC

MassMutual International Holding MSC, Inc.

MassMutual Capital Partners LLC

First Mercantile Trust Company

Affiliates of Massachusetts Mutual Life Insurance Company

MML Series Investment Fund

MML Series Investment Fund II

MassMutual Select Funds

MassMutual Premier Funds

Invicta Advisors LLC

580 Walnut Cincinnati LLC – 50%

Jefferies Finance LLC – 45% (5% owned by Babson Capital Management LLC; remaining 50% owned by Jefferies Group, Inc.)

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

17.	Impairment listing for loan-backed and structured securities

(2,299,536.69)	(2,299,536.69)	(2,299,536.69)	(2,299,536.69)	(2,299,536.69)	(2,299,536.69)	(2,299,536.69)
The following are the total cumulative adjustments and impairments for loan-backed and structured securities since July 1, 2009:

	(2,299,536.69)	(2,299,536.69)	(2,299,536.69)	(2,299,536.69)	(2,299,536.69)	(2,299,536.69)	(2,299,536.69)

Period Ended	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
December 31, 2011	$90,342,741.95	$-	$90,342,741.95	$87,759,853.27	$(2,582,888.68)	$87,759,853.27	$61,663,658.75
September 30, 2011	62,166,554.35	-	62,166,554.35	60,544,908.62	(1,621,645.73)	60,544,908.62	45,284,653.78
June 30, 2011	80,582,826.88	-	80,582,826.88	76,857,392.88	(3,725,434.00)	76,857,392.88	60,286,999.44
March 31, 2011	87,925,923.39	-	87,925,923.39	85,768,903.43	(2,157,019.96)	85,768,903.43	65,285,429.38
December 31, 2010	78,922,236.87	-	78,922,236.87	77,329,040.51	(1,593,196.36)	77,329,040.51	57,284,607.12
September 30, 2010	75,579,157.67	-	75,579,157.67	73,844,794.15	(1,734,363.52)	73,844,794.15	53,531,682.15
June 30, 2010	106,701,990.11	-	106,701,990.11	104,920,573.41	(1,781,416.70)	104,920,573.41	77,297,240.58
March 31, 2010	117,247,144.97	-	117,247,144.97	110,848,178.13	(6,398,966.84)	110,848,178.13	81,512,592.53
December 31, 2009	94,759,892.12	-	94,759,892.12	91,319,792.71	(3,440,099.41)	91,319,792.71	61,154,481.79
September 30, 2009	203,672,078.15	(2,299,536.69)	201,372,541.46	193,090,827.77	(8,281,713.69)	193,090,827.77	124,234,344.38
Totals	$997,900,546.46	$(2,299,536.69)	$995,601,009.77	$962,284,264.88	$(33,316,744.89)	$962,284,264.88	$687,535,689.90

The following is the impairment listing for loan-backed and structured securities for the three months ended December 31, 2011:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
02660TGN7	$725,559.19	$-	$725,559.19	$689,980.00	$(35,579.19)	$689,980.00	$431,645.17
02660TGS6	568,338.83	-	568,338.83	566,817.18	(1,521.65)	566,817.18	338,838.95
02660THL0	48,952.96	-	48,952.96	46,995.04	(1,957.92)	46,995.04	38,771.35
02660TJB0	2,438,864.58	-	2,438,864.58	2,333,260.25	(105,604.33)	2,333,260.25	1,402,049.26
02660XAD6	578,535.12	-	578,535.12	563,150.41	(15,384.71)	563,150.41	400,711.61
026929AA7	674,164.93	-	674,164.93	629,330.73	(44,834.20)	629,330.73	551,635.23
040104RV5	188,017.11	-	188,017.11	183,901.69	(4,115.42)	183,901.69	131,013.08
05946XYP2	59,958.54	-	59,958.54	59,548.66	(409.88)	59,548.66	43,301.73
06050HKX5	25,508.72	-	25,508.72	14,516.46	(10,992.26)	14,516.46	17,831.12
06652DAA7	516,911.48	-	516,911.48	498,427.02	(18,484.46)	498,427.02	287,226.83
07384YCD6	857,318.38	-	857,318.38	847,795.55	(9,522.83)	847,795.55	829,997.08
073854AB7	1,494,289.45	-	1,494,289.45	1,431,132.32	(63,157.13)	1,431,132.32	923,031.09
07386HNQ0	88,183.68	-	88,183.68	82,885.69	(5,297.99)	82,885.69	85,798.18
07386HSP7	681,974.64	-	681,974.64	680,434.47	(1,540.17)	680,434.47	443,939.49
073879Z92	958,183.02	-	958,183.02	865,558.49	(92,624.53)	865,558.49	487,738.61
07400XAB4	301,557.68	-	301,557.68	276,934.81	(24,622.87)	276,934.81	171,214.07
07820QAY1	1,268,409.44	-	1,268,409.44	1,211,234.72	(57,174.72)	1,211,234.72	808,412.97
1248MGAJ3	7,099.64	-	7,099.64	6,926.58	(173.06)	6,926.58	5,660.93
12498NAB9	130,508.79	-	130,508.79	129,551.95	(956.84)	129,551.95	128,389.83
12667GCB7	30,401.53	-	30,401.53	29,595.89	(805.64)	29,595.89	21,172.30
12667GME0	1,581,023.86	-	1,581,023.86	1,556,578.27	(24,445.59)	1,556,578.27	997,453.86
12667GS20	1,008,130.55	-	1,008,130.55	985,152.75	(22,977.80)	985,152.75	652,113.23
12667GWF6	571,977.86	-	571,977.86	535,509.33	(36,468.53)	535,509.33	363,028.85
12668ACG8	248,004.90	-	248,004.90	221,265.91	(26,738.99)	221,265.91	216,305.79
12668ACY9	38,185.30	-	38,185.30	33,137.74	(5,047.56)	33,137.74	30,343.38
12668ACZ6	323,930.18	-	323,930.18	307,191.01	(16,739.17)	307,191.01	177,361.91
12668AEV3	791,479.67	-	791,479.67	778,514.82	(12,964.85)	778,514.82	529,007.29
12668AGW9	59,792.91	-	59,792.91	59,268.03	(524.88)	59,268.03	40,887.44
12668BDC4	432,080.26	-	432,080.26	403,840.49	(28,239.77)	403,840.49	315,961.92
12668BE33	1,956,464.83	-	1,956,464.83	1,945,866.01	(10,598.82)	1,945,866.01	1,251,790.15
12669FXR9	25,249.60	-	25,249.60	24,333.40	(916.20)	24,333.40	18,710.62
12669GKH3	1,148,520.34	-	1,148,520.34	1,123,490.52	(25,029.82)	1,123,490.52	708,764.57
12669GRQ6	981,859.13	-	981,859.13	972,357.22	(9,501.91)	972,357.22	902,303.28
12669GTV3	43,510.27	-	43,510.27	43,068.46	(441.81)	43,068.46	30,597.03
12669GUR0	343,981.69	-	343,981.69	324,391.53	(19,590.16)	324,391.53	233,701.45

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
152314MJ6	$139,357.91	$-	$139,357.91	$113,183.50	$(26,174.41)	$113,183.50	$119,320.81
22540VG71	9,053.92	-	9,053.92	8,959.66	(94.26)	8,959.66	8,649.91
23245QAA7	174,171.68	-	174,171.68	166,025.99	(8,145.69)	166,025.99	107,301.66
23321P6A1	1,297,279.51	-	1,297,279.51	1,278,634.46	(18,645.05)	1,278,634.46	1,274,566.87
23332UAC8	331,902.36	-	331,902.36	322,054.41	(9,847.95)	322,054.41	219,902.32
23332UAR5	1,222,757.64	-	1,222,757.64	1,161,656.64	(61,101.00)	1,161,656.64	799,210.72
23332UBG8	499,789.85	-	499,789.85	490,522.79	(9,267.06)	490,522.79	329,407.03
23332UBV5	805,193.39	-	805,193.39	799,352.92	(5,840.47)	799,352.92	511,131.44
23332UCM4	64,320.14	-	64,320.14	61,700.41	(2,619.73)	61,700.41	44,114.43
23332UDU5	1,883,884.12	-	1,883,884.12	1,820,110.40	(63,773.72)	1,820,110.40	1,138,648.48
23332UFV1	113,485.85	-	113,485.85	110,854.12	(2,631.73)	110,854.12	70,337.01
251510NC3	1,482,929.96	-	1,482,929.96	1,475,664.88	(7,265.08)	1,475,664.88	399,438.60
30251YAB4	466,643.82	-	466,643.82	460,743.62	(5,900.20)	460,743.62	343,448.03
36298XAB8	3,093,480.28	-	3,093,480.28	3,032,004.67	(61,475.61)	3,032,004.67	2,965,974.17
39538RAB5	1,189,359.52	-	1,189,359.52	1,128,144.63	(61,214.89)	1,128,144.63	733,435.15
39538RBB4	984,928.08	-	984,928.08	936,662.75	(48,265.33)	936,662.75	645,907.80
39538WFH6	589,708.55	-	589,708.55	563,073.93	(26,634.62)	563,073.93	357,244.09
39538WHF8	2,674,186.78	-	2,674,186.78	2,588,046.08	(86,140.70)	2,588,046.08	1,464,811.63
39539GAA0	358,210.74	-	358,210.74	348,048.72	(10,162.02)	348,048.72	237,436.76
41161PFR9	118,805.38	-	118,805.38	118,447.64	(357.74)	118,447.64	94,648.86
41161PHC0	606,809.57	-	606,809.57	577,449.85	(29,359.72)	577,449.85	395,653.21
41161PHU0	477,407.64	-	477,407.64	466,090.14	(11,317.50)	466,090.14	321,768.21
41161PLR2	1,215,705.40	-	1,215,705.40	1,188,392.75	(27,312.65)	1,188,392.75	864,271.39
41161PMG5	1,751,603.51	-	1,751,603.51	1,718,670.64	(32,932.87)	1,718,670.64	1,337,180.90
41161PQU0	983,504.45	-	983,504.45	957,820.49	(25,683.96)	957,820.49	654,889.89
41161PSK0	337,312.30	-	337,312.30	331,747.57	(5,564.73)	331,747.57	250,616.93
41161PTN3	111,384.22	-	111,384.22	108,440.27	(2,943.95)	108,440.27	75,020.60
41161PWB5	505,417.21	-	505,417.21	489,691.97	(15,725.24)	489,691.97	317,953.45
41164LAB5	908,609.38	-	908,609.38	890,020.07	(18,589.31)	890,020.07	584,643.33
41164YAB7	984,247.69	-	984,247.69	952,060.57	(32,187.12)	952,060.57	618,565.71
43739EAP2	2,743,342.89	-	2,743,342.89	2,679,015.94	(64,326.95)	2,679,015.94	1,722,159.82
45071KDD3	148,143.01	-	148,143.01	144,484.17	(3,658.84)	144,484.17	101,603.66
45254NHV2	6,784.60	-	6,784.60	6,375.72	(408.88)	6,375.72	5,595.56
45254NJV0	74,571.72	-	74,571.72	73,140.03	(1,431.69)	73,140.03	58,576.32
45254NKF3	266,827.60	-	266,827.60	261,637.83	(5,189.77)	261,637.83	218,729.41
45254NML8	116,335.86	-	116,335.86	113,769.16	(2,566.70)	113,769.16	81,435.17
45254NNP8	1,414,663.57	-	1,414,663.57	1,403,653.88	(11,009.69)	1,403,653.88	1,056,020.37
45254NPA9	1,161,461.57	-	1,161,461.57	1,134,608.26	(26,853.31)	1,134,608.26	890,259.29
45254NPU5	402,735.53	-	402,735.53	390,293.78	(12,441.75)	390,293.78	309,329.95
45254TRX4	26,986.67	-	26,986.67	26,260.99	(725.68)	26,260.99	18,012.53
45660LCN7	457,876.97	-	457,876.97	446,988.82	(10,888.15)	446,988.82	362,897.63
45660LKW8	2,530,259.84	-	2,530,259.84	2,459,772.20	(70,487.64)	2,459,772.20	1,568,949.51
45660N2Y0	89,810.49	-	89,810.49	87,274.17	(2,536.32)	87,274.17	59,335.64
45660N5H4	466,995.44	-	466,995.44	466,349.14	(646.30)	466,349.14	299,518.62
45660NQ24	416,352.24	-	416,352.24	415,989.80	(362.44)	415,989.80	336,469.27
45661EAA2	19,319.44	-	19,319.44	18,550.51	(768.93)	18,550.51	17,575.88
466247XE8	499,281.63	-	499,281.63	494,015.48	(5,266.15)	494,015.48	312,951.11
525221AJ6	241,970.88	-	241,970.88	237,208.93	(4,761.95)	237,208.93	162,336.54
525221GM3	177,827.79	-	177,827.79	172,443.40	(5,384.39)	172,443.40	105,422.14
525221HA8	1,537,583.85	-	1,537,583.85	1,496,407.05	(41,176.80)	1,496,407.05	833,366.98
52524VAG4	1,094,083.95	-	1,094,083.95	1,071,924.90	(22,159.05)	1,071,924.90	697,316.79
52524YAF0	955,970.86	-	955,970.86	927,657.98	(28,312.88)	927,657.98	607,990.83

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
55027BAA6	$14,399.03	$-	$14,399.03	$13,913.03	$(486.00)	$13,913.03	$7,657.64
576433G42	324,273.52	-	324,273.52	318,223.30	(6,050.22)	318,223.30	194,360.65
589929X29	280,534.50	-	280,534.50	279,691.39	(843.11)	279,691.39	234,835.68
59020UAA3	16,313.69	-	16,313.69	15,954.97	(358.72)	15,954.97	14,579.95
59020UNZ4	131,085.12	-	131,085.12	128,421.53	(2,663.59)	128,421.53	121,074.12
61913PAA0	1,054,284.31	-	1,054,284.31	1,024,682.88	(29,601.43)	1,024,682.88	877,330.09
61915RBB1	355,333.35	-	355,333.35	346,903.99	(8,429.36)	346,903.99	214,093.70
638728AC9	112,647.98	-	112,647.98	108,823.69	(3,824.29)	108,823.69	65,874.45
68383NCU5	432,015.94	-	432,015.94	429,235.38	(2,780.56)	429,235.38	308,902.25
75114HAK3	481,135.83	-	481,135.83	459,537.69	(21,598.14)	459,537.69	139,935.91
760985U33	26,672.00	-	26,672.00	26,657.12	(14.88)	26,657.12	21,136.66
76110GE23	832,478.41	-	832,478.41	822,067.42	(10,410.99)	822,067.42	759,263.28
76110GG62	905,730.79	-	905,730.79	900,313.00	(5,417.79)	900,313.00	879,233.72
76110GV40	334,991.43	-	334,991.43	318,028.49	(16,962.94)	318,028.49	315,566.22
76110GZQ7	1,044,635.91	-	1,044,635.91	1,007,216.94	(37,418.97)	1,007,216.94	918,080.85
761118NN4	544,943.51	-	544,943.51	534,502.23	(10,441.28)	534,502.23	354,562.51
761118RM2	1,246,454.19	-	1,246,454.19	1,219,736.64	(26,717.55)	1,219,736.64	778,861.08
77277LAF4	4,552,956.43	-	4,552,956.43	4,390,843.01	(162,113.42)	4,390,843.01	2,789,640.00
77277LAH0	226,205.02	-	226,205.02	218,328.79	(7,876.23)	218,328.79	269,568.00
77277LAJ6	3,202,542.13	-	3,202,542.13	3,090,540.07	(112,002.06)	3,090,540.07	1,755,431.99
79548KXQ6	254,031.15	-	254,031.15	252,950.61	(1,080.54)	252,950.61	219,830.46
8635722A0	13,116.40	-	13,116.40	11,289.31	(1,827.09)	11,289.31	11,612.28
863579CB2	428,690.09	-	428,690.09	424,806.54	(3,883.55)	424,806.54	374,281.72
86358R3Q8	385,095.48	-	385,095.48	377,150.22	(7,945.26)	377,150.22	383,760.44
86359AEH2	6,839.67	-	6,839.67	4,526.60	(2,313.07)	4,526.60	5,111.10
86359BLB5	205,005.61	-	205,005.61	203,438.96	(1,566.65)	203,438.96	170,991.55
86359BPM7	195,894.35	-	195,894.35	193,666.96	(2,227.39)	193,666.96	169,853.56
86359DDB0	191,116.95	-	191,116.95	173,085.97	(18,030.98)	173,085.97	112,019.00
86359DUL9	18,262.00	-	18,262.00	17,792.99	(469.01)	17,792.99	13,089.90
86359LRW1	1,318,512.62	-	1,318,512.62	1,289,171.50	(29,341.12)	1,289,171.50	825,911.97
86361HAB0	703,147.06	-	703,147.06	648,004.70	(55,142.36)	648,004.70	618,776.93
86363DAA9	825,024.65	-	825,024.65	785,296.62	(39,728.03)	785,296.62	579,634.64
885220FS7	1,124,715.08	-	1,124,715.08	1,108,912.93	(15,802.15)	1,108,912.93	980,587.33
929227QB5	9,222.89	-	9,222.89	8,367.43	(855.46)	8,367.43	8,109.88
92922F4M7	393,615.81	-	393,615.81	384,070.81	(9,545.00)	384,070.81	279,569.37
92922F5T1	624,851.77	-	624,851.77	610,936.37	(13,915.40)	610,936.37	435,124.02
92922F7Q5	627,438.47	-	627,438.47	604,541.21	(22,897.26)	604,541.21	440,896.65
92922FB72	141,920.36	-	141,920.36	139,707.93	(2,212.43)	139,707.93	102,840.92
92922FJ25	718,187.59	-	718,187.59	709,375.94	(8,811.65)	709,375.94	510,789.10
92922FNW4	182,951.51	-	182,951.51	178,761.48	(4,190.03)	178,761.48	136,641.35
92922FTJ7	123,383.85	-	123,383.85	121,062.32	(2,321.53)	121,062.32	97,406.19
92922FWU8	301,181.45	-	301,181.45	288,335.53	(12,845.92)	288,335.53	235,371.69
92922FZF8	802,460.44	-	802,460.44	786,826.97	(15,633.47)	786,826.97	558,734.10
92925CBB7	338,002.00	-	338,002.00	330,580.15	(7,421.85)	330,580.15	245,996.55
9393365V1	27,201.64	-	27,201.64	27,018.00	(183.64)	27,018.00	26,613.25
939336KZ5	327,642.27	-	327,642.27	326,352.08	(1,290.19)	326,352.08	279,394.02
939336X65	1,552,119.32	-	1,552,119.32	1,501,241.67	(50,877.65)	1,501,241.67	1,056,625.25
93934FHC9	457,546.07	-	457,546.07	456,756.48	(789.59)	456,756.48	315,501.88
Totals	$90,342,741.95	$-	$90,342,741.95	$87,759,853.27	$(2,582,888.68)	$87,759,853.27	$61,663,658.75

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following is the impairment listing for loan-backed and structured securities for the three months ended September 30, 2011:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
02147CAA1	$460,241.85	$-	$460,241.85	$444,308.18	$(15,933.67)	$444,308.18	$373,928.03
02660TJB0	2,520,619.98	-	2,520,619.98	2,495,150.68	(25,469.30)	2,495,150.68	1,543,264.34
040104QN4	338,147.95	-	338,147.95	321,893.51	(16,254.44)	321,893.51	242,698.39
040104RV5	222,465.52	-	222,465.52	196,403.51	(26,062.01)	196,403.51	124,153.77
04544TAB7	42,043.21	-	42,043.21	29,823.18	(12,220.03)	29,823.18	42,833.70
05946XYP2	63,659.36	-	63,659.36	62,019.16	(1,640.20)	62,019.16	44,434.49
05949ALH1	219,972.00	-	219,972.00	218,686.68	(1,285.32)	218,686.68	196,227.51
06050HKX5	36,527.14	-	36,527.14	25,770.51	(10,756.63)	25,770.51	17,795.81
06652DAA7	555,708.51	-	555,708.51	526,391.00	(29,317.51)	526,391.00	349,820.37
07325VAG9	52,521.17	-	52,521.17	51,336.85	(1,184.32)	51,336.85	44,747.76
073854AB7	1,559,763.24	-	1,559,763.24	1,463,476.92	(96,286.32)	1,463,476.92	1,001,415.76
073879Z92	998,721.77	-	998,721.77	943,675.39	(55,046.38)	943,675.39	489,499.94
1248MGAJ3	7,857.32	-	7,857.32	7,355.28	(502.04)	7,355.28	5,464.09
12498NAB9	141,492.03	-	141,492.03	137,925.36	(3,566.67)	137,925.36	132,033.73
12667GCB7	32,245.19	-	32,245.19	31,389.57	(855.62)	31,389.57	23,333.27
12667GS20	1,084,356.08	-	1,084,356.08	1,032,462.27	(51,893.81)	1,032,462.27	681,412.87
12667GWF6	617,375.40	-	617,375.40	595,231.11	(22,144.29)	595,231.11	410,633.79
12668BE33	2,058,171.58	-	2,058,171.58	2,023,338.19	(34,833.39)	2,023,338.19	1,443,609.90
12669FW82	95,822.06	-	95,822.06	95,078.37	(743.69)	95,078.37	76,984.97
12669GKH3	1,209,599.79	-	1,209,599.79	1,177,193.89	(32,405.90)	1,177,193.89	824,897.43
12669GMS7	12,378.06	-	12,378.06	12,321.57	(56.49)	12,321.57	11,055.21
12669GRM5	431,680.71	-	431,680.71	423,638.47	(8,042.24)	423,638.47	301,769.09
12669GRQ6	1,078,214.85	-	1,078,214.85	1,051,142.53	(27,072.32)	1,051,142.53	968,368.06
12669GTV3	46,561.45	-	46,561.45	44,498.12	(2,063.33)	44,498.12	34,130.21
12669GUR0	368,610.50	-	368,610.50	352,124.82	(16,485.68)	352,124.82	246,637.73
17311YAC7	154,285.04	-	154,285.04	152,361.10	(1,923.94)	152,361.10	124,136.84
22540VG71	9,168.27	-	9,168.27	9,135.83	(32.44)	9,135.83	8,718.70
22540VY55	24,708.04	-	24,708.04	24,419.97	(288.07)	24,419.97	20,005.78
23243AAD8	82,810.85	-	82,810.85	81,872.23	(938.62)	81,872.23	60,724.37
23332UBV5	847,132.61	-	847,132.61	819,966.14	(27,166.47)	819,966.14	561,975.94
23332UCM4	65,188.78	-	65,188.78	64,602.72	(586.06)	64,602.72	44,855.47
251510FB4	325,122.51	-	325,122.51	318,960.51	(6,162.00)	318,960.51	263,776.30
362480AD7	174,491.80	-	174,491.80	162,669.04	(11,822.76)	162,669.04	112,771.81
36298XAB8	3,180,946.76	-	3,180,946.76	3,150,990.56	(29,956.20)	3,150,990.56	3,042,296.51
39538RBB4	1,032,799.59	-	1,032,799.59	1,007,109.64	(25,689.95)	1,007,109.64	664,064.07
39539GAA0	374,585.98	-	374,585.98	369,339.44	(5,246.54)	369,339.44	276,270.88
41161PFR9	121,560.91	-	121,560.91	120,715.01	(845.90)	120,715.01	98,330.66
41161PHU0	501,578.36	-	501,578.36	487,894.06	(13,684.30)	487,894.06	334,346.01
41161PLR2	1,294,419.52	-	1,294,419.52	1,256,523.95	(37,895.57)	1,256,523.95	901,522.95
41161PMG5	1,857,102.26	-	1,857,102.26	1,793,762.29	(63,339.97)	1,793,762.29	1,347,772.21
41161PSK0	352,295.12	-	352,295.12	350,692.40	(1,602.72)	350,692.40	269,326.20

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
41164YAB7	$1,010,976.21	$-	$1,010,976.21	$999,132.56	$(11,843.65)	$999,132.56	$668,490.26
43739EAP2	2,774,159.31	-	2,774,159.31	2,772,870.04	(1,289.27)	2,772,870.04	1,911,099.45
43739EBJ5	716,999.46	-	716,999.46	706,882.00	(10,117.46)	706,882.00	511,923.72
45071KDD3	168,907.86	-	168,907.86	159,584.95	(9,322.91)	159,584.95	101,885.88
45254NJV0	77,291.10	-	77,291.10	76,520.41	(770.69)	76,520.41	59,098.84
45254NML8	119,776.93	-	119,776.93	118,704.70	(1,072.23)	118,704.70	83,515.57
45254NPA9	1,200,678.97	-	1,200,678.97	1,178,640.09	(22,038.88)	1,178,640.09	943,086.00
45254NPU5	414,358.58	-	414,358.58	408,292.27	(6,066.31)	408,292.27	312,287.60
45254TRX4	29,470.07	-	29,470.07	27,367.45	(2,102.62)	27,367.45	18,778.70
45254TSM7	316,258.52	-	316,258.52	315,569.66	(688.86)	315,569.66	178,986.51
45660LKW8	2,632,026.92	-	2,632,026.92	2,559,085.72	(72,941.20)	2,559,085.72	1,637,990.29
45660LW96	180,452.81	-	180,452.81	147,255.38	(33,197.43)	147,255.38	105,249.67
45660LYW3	196,465.44	-	196,465.44	185,249.80	(11,215.64)	185,249.80	132,317.21
45660NQ24	427,228.37	-	427,228.37	418,145.44	(9,082.93)	418,145.44	347,306.12
466247XE8	524,503.78	-	524,503.78	506,451.26	(18,052.52)	506,451.26	322,200.09
46627MBQ9	662,875.01	-	662,875.01	654,175.80	(8,699.21)	654,175.80	462,658.27
525221AJ6	251,169.39	-	251,169.39	246,504.88	(4,664.51)	246,504.88	156,535.60
525221EN3	528,691.76	-	528,691.76	473,226.47	(55,465.29)	473,226.47	402,803.08
525221GM3	188,354.94	-	188,354.94	180,357.10	(7,997.84)	180,357.10	113,612.42
525221HA8	1,581,641.83	-	1,581,641.83	1,573,174.70	(8,467.13)	1,573,174.70	951,616.08
52524YAF0	1,005,421.00	-	1,005,421.00	982,779.97	(22,641.03)	982,779.97	634,267.22
55027BAA6	15,044.91	-	15,044.91	14,722.35	(322.56)	14,722.35	8,555.05
576433WZ5	254,844.49	-	254,844.49	210,847.57	(43,996.92)	210,847.57	247,670.57
576438AA3	883,457.40	-	883,457.40	859,199.79	(24,257.61)	859,199.79	678,187.72
59020UNZ4	136,976.71	-	136,976.71	131,056.10	(5,920.61)	131,056.10	123,815.83
59020UUJ2	185,860.31	-	185,860.31	184,480.55	(1,379.76)	184,480.55	167,347.68
61915RBB1	368,130.65	-	368,130.65	360,726.53	(7,404.12)	360,726.53	228,534.68
65106FAG7	12,098.55	-	12,098.55	9,433.74	(2,664.81)	9,433.74	35,022.00
65535VRK6	102,199.30	-	102,199.30	93,381.88	(8,817.42)	93,381.88	66,418.14
65535VUS5	197,827.62	-	197,827.62	163,502.16	(34,325.46)	163,502.16	185,345.78
68383NCU5	449,026.95	-	449,026.95	442,430.25	(6,596.70)	442,430.25	328,091.70
68383NDT7	673,013.25	-	673,013.25	669,260.14	(3,753.11)	669,260.14	489,865.79
69121PDX8	61,166.21	-	61,166.21	59,565.01	(1,601.20)	59,565.01	54,123.09
75114HAK3	514,731.18	-	514,731.18	465,667.98	(49,063.20)	465,667.98	175,100.06
76110GV40	343,721.58	-	343,721.58	342,927.73	(793.85)	342,927.73	322,671.45
76110GZQ7	1,065,243.02	-	1,065,243.02	1,063,645.06	(1,597.96)	1,063,645.06	926,503.21
761118KU1	513,056.63	-	513,056.63	510,066.53	(2,990.10)	510,066.53	344,227.57
79548KXQ6	261,243.15	-	261,243.15	256,438.40	(4,804.75)	256,438.40	221,785.29
81744FDK0	752,148.79	-	752,148.79	742,958.19	(9,190.60)	742,958.19	608,190.42
8635722A0	14,329.68	-	14,329.68	13,237.75	(1,091.93)	13,237.75	11,706.81
863579CB2	436,683.99	-	436,683.99	430,424.05	(6,259.94)	430,424.05	380,820.66
863579DV7	62,647.44	-	62,647.44	42,942.59	(19,704.85)	42,942.59	46,286.27
86358RP68	63,265.94	-	63,265.94	59,301.93	(3,964.01)	59,301.93	48,879.48
86359ADN0	123,909.34	-	123,909.34	54,581.14	(69,328.20)	54,581.14	114,029.37
86359DUL9	19,498.81	-	19,498.81	18,893.52	(605.29)	18,893.52	14,310.48
86359DUR6	1,317,990.48	-	1,317,990.48	1,302,889.12	(15,101.36)	1,302,889.12	991,271.23
86359LRW1	1,370,291.26	-	1,370,291.26	1,357,574.66	(12,716.60)	1,357,574.66	861,890.02
86360KAF5	4,023,631.43	-	4,023,631.43	3,975,896.33	(47,735.10)	3,975,896.33	2,550,630.98
86361HAB0	742,836.55	-	742,836.55	733,026.55	(9,810.00)	733,026.55	732,517.02
86363DAA9	860,858.68	-	860,858.68	849,065.00	(11,793.68)	849,065.00	665,161.57
88157QAL2	52,886.06	-	52,886.06	41,351.58	(11,534.48)	41,351.58	55,870.20
885220FS7	1,178,992.30	-	1,178,992.30	1,163,563.96	(15,428.34)	1,163,563.96	1,077,475.01
92922F5T1	640,939.11	-	640,939.11	633,303.48	(7,635.63)	633,303.48	518,540.34
92922FB72	146,246.72	-	146,246.72	144,716.55	(1,530.17)	144,716.55	106,722.87
92922FJ25	733,744.05	-	733,744.05	726,135.88	(7,608.17)	726,135.88	571,081.84
92922FZD3	2,261,345.15	-	2,261,345.15	2,141,636.74	(119,708.41)	2,141,636.74	2,253,509.98
92922FZF8	816,536.19	-	816,536.19	813,757.21	(2,778.98)	813,757.21	630,267.81
92925CBB7	345,484.28	-	345,484.28	341,171.73	(4,312.55)	341,171.73	271,523.96
9393365V1	29,049.15	-	29,049.15	28,012.89	(1,036.26)	28,012.89	26,079.06
93934FHC9	474,935.66	-	474,935.66	469,495.34	(5,440.32)	469,495.34	326,869.29
Totals	$62,166,554.35	$-	$62,166,554.35	$60,544,908.62	$(1,621,645.73)	$60,544,908.62	$45,284,653.78

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following is the impairment listing for loan-backed and structured securities for the three months ended June 30, 2011:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
004375CT6	$430,665.06	$-	$430,665.06	$416,715.39	$(13,949.67)	$416,715.39	$328,521.44
00442GAD2	80,062.71	-	80,062.71	77,240.05	(2,822.66)	77,240.05	80,456.68
00442JAE4	217,806.93	-	217,806.93	200,274.36	(17,532.57)	200,274.36	146,703.20
007037BK9	7,830.38	-	7,830.38	7,677.50	(152.88)	7,677.50	5,175.78
02146YAD8	226,158.56	-	226,158.56	217,031.06	(9,127.50)	217,031.06	170,851.15
02147CAA1	498,522.37	-	498,522.37	476,337.26	(22,185.11)	476,337.26	411,725.90
02660TGN7	772,344.95	-	772,344.95	751,676.01	(20,668.94)	751,676.01	502,403.51
02660TGS6	692,673.34	-	692,673.34	598,645.39	(94,027.95)	598,645.39	451,143.76
02660TJB0	2,690,488.74	-	2,690,488.74	2,572,914.59	(117,574.15)	2,572,914.59	1,739,756.78
02660XAD6	626,762.39	-	626,762.39	612,828.81	(13,933.58)	612,828.81	475,142.68
026929AA7	728,949.85	-	728,949.85	701,717.19	(27,232.66)	701,717.19	720,278.67
040104QN4	383,426.77	-	383,426.77	358,429.60	(24,997.17)	358,429.60	301,733.69
040104TG6	35,092.27	-	35,092.27	34,111.09	(981.18)	34,111.09	25,416.15
05535DAN4	705,402.69	-	705,402.69	471,422.99	(233,979.70)	471,422.99	431,577.44
05535DCF9	1,158,801.01	-	1,158,801.01	1,131,210.47	(27,590.54)	1,131,210.47	687,834.50
05946XYP2	67,416.80	-	67,416.80	66,635.33	(781.47)	66,635.33	49,913.17
05950DAA8	1,244,776.40	-	1,244,776.40	1,223,155.91	(21,620.49)	1,223,155.91	1,020,552.62
06050HKX5	38,858.78	-	38,858.78	36,977.53	(1,881.25)	36,977.53	18,816.38
073854AB7	1,689,972.39	-	1,689,972.39	1,537,562.10	(152,410.29)	1,537,562.10	1,081,197.24
073879Z92	1,022,621.00	-	1,022,621.00	975,722.50	(46,898.50)	975,722.50	484,153.34
07389VAA5	138,963.20	-	138,963.20	127,199.46	(11,763.74)	127,199.46	122,838.53
07400XAB4	308,960.27	-	308,960.27	296,322.75	(12,637.52)	296,322.75	204,693.03
07820QAY1	1,385,988.90	-	1,385,988.90	1,328,343.77	(57,645.13)	1,328,343.77	936,308.15
1248M3AB9	106,198.04	-	106,198.04	102,526.77	(3,671.27)	102,526.77	102,136.65
1248MGAJ3	8,701.46	-	8,701.46	8,081.90	(619.56)	8,081.90	5,375.29
1248RHAD9	206,869.61	-	206,869.61	179,306.76	(27,562.85)	179,306.76	123,565.40
12498NAB9	153,209.90	-	153,209.90	148,826.48	(4,383.42)	148,826.48	143,771.61
12667GCB7	34,631.51	-	34,631.51	32,550.06	(2,081.45)	32,550.06	25,890.94
12667GR62	634,199.39	-	634,199.39	624,052.77	(10,146.62)	624,052.77	462,335.55
12667GS20	1,143,652.04	-	1,143,652.04	1,111,465.55	(32,186.49)	1,111,465.55	750,495.43
12667GWF6	677,091.35	-	677,091.35	633,089.96	(44,001.39)	633,089.96	480,186.22
12668A4B8	811,401.04	-	811,401.04	759,853.21	(51,547.83)	759,853.21	560,814.45
12668ACZ6	351,168.27	-	351,168.27	338,174.30	(12,993.97)	338,174.30	252,845.33
12668AEV3	863,723.16	-	863,723.16	839,571.77	(24,151.39)	839,571.77	683,498.21
12668AGW9	67,355.45	-	67,355.45	63,838.99	(3,516.46)	63,838.99	48,860.50
12668BDC4	470,036.45	-	470,036.45	446,355.03	(23,681.42)	446,355.03	376,025.60
12668BE33	2,226,867.13	-	2,226,867.13	2,091,331.29	(135,535.84)	2,091,331.29	1,526,224.32
12669B3B6	1,633.44	-	1,633.44	880.78	(752.66)	880.78	1,223.40
12669FVD2	94,008.98	-	94,008.98	88,611.27	(5,397.71)	88,611.27	90,498.76
12669FW82	100,891.60	-	100,891.60	97,007.08	(3,884.52)	97,007.08	77,756.71
12669GKH3	1,299,419.23	-	1,299,419.23	1,237,718.68	(61,700.55)	1,237,718.68	904,522.34
12669GMS7	13,594.25	-	13,594.25	12,789.45	(804.80)	12,789.45	11,613.29
12669GRM5	477,657.08	-	477,657.08	444,284.90	(33,372.18)	444,284.90	385,646.59
12669GRQ6	1,189,352.72	-	1,189,352.72	1,112,564.56	(76,788.16)	1,112,564.56	1,062,635.62
12669GTV3	52,249.63	-	52,249.63	47,977.61	(4,272.02)	47,977.61	37,343.69
12669GUR0	387,496.99	-	387,496.99	372,672.41	(14,824.58)	372,672.41	272,064.57
17311YAC7	184,845.90	-	184,845.90	160,843.58	(24,002.32)	160,843.58	144,122.30
23243AAD8	89,942.76	-	89,942.76	86,874.09	(3,068.67)	86,874.09	65,225.81
23245QAA7	192,944.66	-	192,944.66	182,058.18	(10,886.48)	182,058.18	144,753.71
23248AAJ0	109,716.42	-	109,716.42	102,882.55	(6,833.87)	102,882.55	78,319.92
23332UFV1	117,303.22	-	117,303.22	116,680.14	(623.08)	116,680.14	82,913.14
30251YAB4	491,312.76	-	491,312.76	489,833.20	(1,479.56)	489,833.20	352,912.40
32056CAH2	2,678,377.00	-	2,678,377.00	2,620,369.28	(58,007.72)	2,620,369.28	2,364,196.53
362341L49	386,448.48	-	386,448.48	378,774.84	(7,673.64)	378,774.84	334,967.35

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
362341TM1	$370,551.29	$-	$370,551.29	$358,656.03	$(11,895.26)	$358,656.03	$313,778.59
362480AD7	195,147.63	-	195,147.63	179,142.66	(16,004.97)	179,142.66	130,869.49
39538RAB5	1,257,690.44	-	1,257,690.44	1,244,964.59	(12,725.85)	1,244,964.59	872,410.19
39538RBB4	1,081,207.05	-	1,081,207.05	1,056,678.94	(24,528.11)	1,056,678.94	785,643.15
39538WFH6	638,329.24	-	638,329.24	621,373.51	(16,955.73)	621,373.51	448,916.05
39538WHF8	2,871,834.45	-	2,871,834.45	2,827,145.97	(44,688.48)	2,827,145.97	1,931,778.39
39539GAA0	414,238.09	-	414,238.09	385,892.40	(28,345.69)	385,892.40	309,346.37
41161PFR9	125,194.58	-	125,194.58	122,222.08	(2,972.50)	122,222.08	107,724.33
41161PHU0	539,953.46	-	539,953.46	511,193.97	(28,759.49)	511,193.97	364,105.30
41161PLR2	1,429,179.71	-	1,429,179.71	1,314,111.07	(115,068.64)	1,314,111.07	990,338.15
41161PMG5	2,080,454.58	-	2,080,454.58	1,915,719.01	(164,735.57)	1,915,719.01	1,449,711.71
41161PQU0	1,035,922.78	-	1,035,922.78	1,024,502.98	(11,419.80)	1,024,502.98	816,173.85
41161PSK0	359,398.72	-	359,398.72	358,104.90	(1,293.82)	358,104.90	286,525.77
41161PTN3	120,123.65	-	120,123.65	118,450.05	(1,673.60)	118,450.05	89,069.85
41161PWB5	543,697.25	-	543,697.25	539,471.97	(4,225.28)	539,471.97	383,553.50
41164LAB5	1,097,547.86	-	1,097,547.86	976,605.89	(120,941.97)	976,605.89	729,352.32
41164YAB7	1,060,153.85	-	1,060,153.85	1,035,355.45	(24,798.40)	1,035,355.45	757,921.49
43739EBJ5	765,787.85	-	765,787.85	729,074.55	(36,713.30)	729,074.55	573,324.76
45071KDD3	181,747.03	-	181,747.03	179,826.17	(1,920.86)	179,826.17	123,761.34
45254NHV2	7,512.46	-	7,512.46	7,092.87	(419.59)	7,092.87	6,033.97
45254NJG3	102,829.31	-	102,829.31	101,068.06	(1,761.25)	101,068.06	86,152.00
45254NKF3	284,096.00	-	284,096.00	278,991.53	(5,104.47)	278,991.53	250,911.10
45254NML8	123,020.98	-	123,020.98	122,927.14	(93.84)	122,927.14	95,896.89
45254NPA9	1,248,933.43	-	1,248,933.43	1,216,289.58	(32,643.85)	1,216,289.58	958,056.74
45254NPU5	436,565.65	-	436,565.65	420,807.91	(15,757.74)	420,807.91	317,289.84
45254TRX4	30,303.50	-	30,303.50	29,819.91	(483.59)	29,819.91	21,068.16
45254TSM7	327,226.13	-	327,226.13	324,371.41	(2,854.72)	324,371.41	208,270.08
45660LW96	197,304.37	-	197,304.37	185,682.74	(11,621.63)	185,682.74	119,740.02
45660LYW3	250,898.00	-	250,898.00	205,102.28	(45,795.72)	205,102.28	156,732.00
45660N3S2	307,620.52	-	307,620.52	305,305.46	(2,315.06)	305,305.46	253,266.21
45660NQ24	443,843.80	-	443,843.80	431,111.40	(12,732.40)	431,111.40	384,457.67
456612AC4	47,409.20	-	47,409.20	44,012.71	(3,396.49)	44,012.71	47,030.38
45667WAA6	311,603.90	-	311,603.90	289,641.45	(21,962.45)	289,641.45	255,260.00
466247BC6	18,761.94	-	18,761.94	18,614.79	(147.15)	18,614.79	18,096.12
525221EN3	717,363.04	-	717,363.04	559,491.76	(157,871.28)	559,491.76	457,585.33
525221GM3	203,684.08	-	203,684.08	192,979.31	(10,704.77)	192,979.31	123,142.78
52524YAF0	1,058,823.84	-	1,058,823.84	1,049,226.33	(9,597.51)	1,049,226.33	719,280.92
550279AA1	363,803.06	-	363,803.06	359,362.39	(4,440.67)	359,362.39	279,285.82
55027BAA6	15,864.60	-	15,864.60	15,392.68	(471.92)	15,392.68	10,378.03
576433G42	351,511.94	-	351,511.94	339,120.58	(12,391.36)	339,120.58	241,819.78
576438AA3	937,839.25	-	937,839.25	933,258.12	(4,581.13)	933,258.12	795,317.80
617463AA2	925.30	-	925.30	910.60	(14.70)	910.60	747.67
61750FAE0	43,193.19	-	43,193.19	40,623.31	(2,569.88)	40,623.31	36,861.90
65535VUS5	216,625.79	-	216,625.79	185,162.63	(31,463.16)	185,162.63	191,579.24
74924UAB7	669,641.70	-	669,641.70	668,859.74	(781.96)	668,859.74	630,507.30
75114NAA2	963,963.98	-	963,963.98	960,256.24	(3,707.74)	960,256.24	786,058.29
75114NAB0	153,125.11	-	153,125.11	152,941.43	(183.68)	152,941.43	143,990.99
759950EL8	540,018.70	-	540,018.70	515,600.06	(24,418.64)	515,600.06	527,534.66
760985U33	32,447.24	-	32,447.24	26,638.30	(5,808.94)	26,638.30	15,886.86
76110GE23	861,726.02	-	861,726.02	851,134.68	(10,591.34)	851,134.68	723,087.04
76110GV40	375,127.05	-	375,127.05	355,746.57	(19,380.48)	355,746.57	335,207.03
76110GZQ7	1,125,015.42	-	1,125,015.42	1,117,026.67	(7,988.75)	1,117,026.67	970,040.01
76110GZR5	361,417.56	-	361,417.56	296,755.57	(64,661.99)	296,755.57	305,937.85
761118NN4	587,834.09	-	587,834.09	580,278.49	(7,555.60)	580,278.49	398,641.23
761118RJ9	43,176.88	-	43,176.88	40,832.48	(2,344.40)	40,832.48	25,479.21
761118RM2	1,387,620.97	-	1,387,620.97	1,332,776.16	(54,844.81)	1,332,776.16	975,962.09
79549ASN0	32,264.62	-	32,264.62	16,508.21	(15,756.41)	16,508.21	26,652.33
80557BAC8	614,882.33	-	614,882.33	579,001.83	(35,880.50)	579,001.83	521,279.00
81379EAA0	46,252.50	-	46,252.50	44,987.25	(1,265.25)	44,987.25	40,925.19
84752CAE7	44,439.19	-	44,439.19	43,150.06	(1,289.13)	43,150.06	17,280.70
8635722A0	15,110.17	-	15,110.17	14,409.52	(700.65)	14,409.52	13,479.88

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
863579DV7	$70,759.19	$-	$70,759.19	$70,455.63	$(303.56)	$70,455.63	$55,285.35
863579YR3	168,198.46	-	168,198.46	159,365.72	(8,832.74)	159,365.72	155,954.57
86358RA23	766,653.59	-	766,653.59	756,652.01	(10,001.58)	756,652.01	662,042.04
86358RL88	26,394.38	-	26,394.38	6,771.88	(19,622.50)	6,771.88	14,257.72
86358RP68	86,228.67	-	86,228.67	85,648.24	(580.43)	85,648.24	70,999.58
86358RUQ8	10,653.28	-	10,653.28	3,082.08	(7,571.20)	3,082.08	10,651.54
86359BLB5	209,389.85	-	209,389.85	205,712.65	(3,677.20)	205,712.65	199,486.84
86359DUR6	1,469,183.75	-	1,469,183.75	1,365,210.29	(103,973.46)	1,365,210.29	1,096,506.88
86359LRW1	1,452,670.94	-	1,452,670.94	1,404,057.81	(48,613.13)	1,404,057.81	1,032,340.88
86360KAF5	4,322,277.13	-	4,322,277.13	4,122,264.56	(200,012.57)	4,122,264.56	2,804,090.03
86361HAB0	823,294.15	-	823,294.15	767,818.46	(55,475.69)	767,818.46	817,718.11
86363DAA9	986,043.10	-	986,043.10	894,046.13	(91,996.97)	894,046.13	669,822.74
929227QB5	9,816.32	-	9,816.32	9,547.51	(268.81)	9,547.51	8,065.57
92922F4M7	408,965.65	-	408,965.65	404,635.49	(4,330.16)	404,635.49	332,621.24
92922F5T1	663,094.87	-	663,094.87	655,037.93	(8,056.94)	655,037.93	566,991.81
92922F7Q5	670,728.90	-	670,728.90	657,157.78	(13,571.12)	657,157.78	523,545.49
92922FTJ7	131,732.23	-	131,732.23	128,864.36	(2,867.87)	128,864.36	114,270.20
92922FWU8	327,925.29	-	327,925.29	318,127.31	(9,797.98)	318,127.31	276,896.31
92925CBB7	356,324.07	-	356,324.07	352,360.76	(3,963.31)	352,360.76	282,182.16
92926SAE6	125,741.36	-	125,741.36	118,495.62	(7,245.74)	118,495.62	121,258.45
93934FHC9	501,875.82	-	501,875.82	490,093.08	(11,782.74)	490,093.08	345,452.58
93934FJQ6	1,185,673.55	-	1,185,673.55	1,154,541.97	(31,131.58)	1,154,541.97	840,854.82
94985JAG5	2,964,570.33	-	2,964,570.33	2,823,684.66	(140,885.67)	2,823,684.66	2,979,254.40
Totals	$80,582,826.88	$-	$80,582,826.88	$76,857,392.88	$(3,725,434.00)	$76,857,392.88	$60,286,999.44

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following is the impairment listing for loan-backed and structured securities for the three months ended March 31, 2011:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
00443MAB2	$2,624.86	$-	$2,624.86	$1,105.58	$(1,519.28)	$1,105.58	$2,566.25
02146YAD8	244,965.18	-	244,965.18	237,825.38	(7,139.80)	237,825.38	183,352.37
02147CAA1	524,461.41	-	524,461.41	512,703.12	(11,758.29)	512,703.12	448,071.64
02147DAV3	41,259.49	-	41,259.49	40,554.31	(705.18)	40,554.31	33,987.68
02660TGN7	794,533.01	-	794,533.01	787,812.09	(6,720.92)	787,812.09	547,105.36
02660TJB0	2,839,048.37	-	2,839,048.37	2,752,054.47	(86,993.90)	2,752,054.47	1,868,458.26
040104QN4	426,645.39	-	426,645.39	402,691.24	(23,954.15)	402,691.24	329,607.04
040104RV5	255,805.55	-	255,805.55	233,549.47	(22,256.08)	233,549.47	238,724.71
040104TG6	39,528.49	-	39,528.49	36,630.80	(2,897.69)	36,630.80	30,716.69
05946XYP2	71,655.79	-	71,655.79	70,400.65	(1,255.14)	70,400.65	51,443.78
06050HKX5	41,215.31	-	41,215.31	39,196.01	(2,019.30)	39,196.01	19,423.25
06652DAA7	587,362.66	-	587,362.66	577,167.10	(10,195.56)	577,167.10	456,503.18
073854AB7	1,671,191.73	-	1,671,191.73	1,668,855.35	(2,336.38)	1,668,855.35	1,431,915.92
07386HSP7	733,955.09	-	733,955.09	716,618.62	(17,336.47)	716,618.62	538,860.16
073879Z92	1,067,801.34	-	1,067,801.34	987,292.45	(80,508.89)	987,292.45	466,073.14
07400XAB4	327,163.90	-	327,163.90	309,803.31	(17,360.59)	309,803.31	221,838.02
07820QAY1	1,448,445.27	-	1,448,445.27	1,425,780.00	(22,665.27)	1,425,780.00	976,493.02
124860CB1	941,575.51	-	941,575.51	908,576.84	(32,998.67)	908,576.84	790,212.81
1248MGAJ3	12,686.55	-	12,686.55	8,911.04	(3,775.51)	8,911.04	10,004.44
12498NAB9	174,830.55	-	174,830.55	161,650.61	(13,179.94)	161,650.61	165,438.34
12667GR62	694,982.92	-	694,982.92	657,201.75	(37,781.17)	657,201.75	504,106.15
12667GRW5	58,148.53	-	58,148.53	54,820.50	(3,328.03)	54,820.50	47,851.49
12667GS20	1,198,175.91	-	1,198,175.91	1,180,298.21	(17,877.70)	1,180,298.21	794,632.52
12667GWF6	713,632.16	-	713,632.16	699,021.02	(14,611.14)	699,021.02	499,018.10
12668A3Q6	566,251.50	-	566,251.50	518,087.16	(48,164.34)	518,087.16	320,504.46
12668A4B8	900,625.95	-	900,625.95	854,838.93	(45,787.02)	854,838.93	631,105.36
12668ACZ6	367,298.32	-	367,298.32	360,018.79	(7,279.53)	360,018.79	252,663.64
12668AEV3	912,276.31	-	912,276.31	883,148.94	(29,127.37)	883,148.94	690,896.10
12668AGW9	73,558.40	-	73,558.40	69,932.68	(3,625.72)	69,932.68	54,380.13
12668AVP7	594,293.13	-	594,293.13	565,846.99	(28,446.14)	565,846.99	434,772.52
12668BB77	4,467,571.79	-	4,467,571.79	4,246,490.19	(221,081.60)	4,246,490.19	3,439,201.37
12668BDC4	485,124.07	-	485,124.07	479,414.53	(5,709.54)	479,414.53	401,283.66
12668BE33	2,275,248.91	-	2,275,248.91	2,274,381.12	(867.79)	2,274,381.12	1,652,677.08
126694N46	198,944.96	-	198,944.96	188,789.30	(10,155.66)	188,789.30	139,512.78
126694YM4	227,674.84	-	227,674.84	213,651.19	(14,023.65)	213,651.19	169,435.77
12669FW82	103,414.00	-	103,414.00	102,775.53	(638.47)	102,775.53	68,029.53
12669GKH3	1,330,113.63	-	1,330,113.63	1,322,839.04	(7,274.59)	1,322,839.04	982,828.32
12669GMS7	15,188.41	-	15,188.41	14,123.35	(1,065.06)	14,123.35	11,854.91
12669GTV3	56,317.40	-	56,317.40	55,543.31	(774.09)	55,543.31	41,327.45
12669GUR0	404,263.32	-	404,263.32	400,840.21	(3,423.11)	400,840.21	288,034.39
152314MJ6	184,746.19	-	184,746.19	168,923.14	(15,823.05)	168,923.14	163,753.84
172939AB6	10,342.35	-	10,342.35	7,622.62	(2,719.73)	7,622.62	9,659.23
23243AAD8	95,767.07	-	95,767.07	93,111.63	(2,655.44)	93,111.63	68,719.23
23245QAA7	201,824.77	-	201,824.77	196,509.08	(5,315.69)	196,509.08	153,975.13
23332UAR5	1,266,736.17	-	1,266,736.17	1,255,252.95	(11,483.22)	1,255,252.95	932,715.09
23332UBV5	907,825.65	-	907,825.65	900,232.33	(7,593.32)	900,232.33	657,541.69
23332UDU5	2,028,525.07	-	2,028,525.07	2,002,750.06	(25,775.01)	2,002,750.06	1,406,376.53
251510NC3	1,487,833.60	-	1,487,833.60	1,462,171.44	(25,662.16)	1,462,171.44	501,654.98
362341TM1	404,763.70	-	404,763.70	404,187.50	(576.20)	404,187.50	338,032.09
362480AD7	200,394.88	-	200,394.88	199,507.49	(887.39)	199,507.49	163,387.40
36298XAB8	3,404,331.26	-	3,404,331.26	3,319,766.36	(84,564.90)	3,319,766.36	3,388,977.22
39538RAB5	1,288,090.97	-	1,288,090.97	1,273,976.29	(14,114.68)	1,273,976.29	896,449.24
39538RBB4	1,130,421.23	-	1,130,421.23	1,093,392.28	(37,028.95)	1,093,392.28	813,769.26
39538WFH6	674,734.45	-	674,734.45	648,308.18	(26,426.27)	648,308.18	458,101.70
39538WHF8	2,992,862.31	-	2,992,862.31	2,895,205.83	(97,656.48)	2,895,205.83	2,030,899.24
39539GAA0	444,552.62	-	444,552.62	426,543.43	(18,009.19)	426,543.43	337,354.97
41161PHC0	649,132.85	-	649,132.85	649,098.64	(34.21)	649,098.64	508,924.34
41161PHU0	552,001.28	-	552,001.28	548,820.90	(3,180.38)	548,820.90	384,959.86

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
41161PMG5	$2,122,811.62	$-	$2,122,811.62	$2,119,774.57	$(3,037.05)	$2,119,774.57	$1,587,325.42
41161PQU0	1,085,747.40	-	1,085,747.40	1,056,138.74	(29,608.66)	1,056,138.74	861,620.84
41161PTN3	126,007.27	-	126,007.27	122,631.06	(3,376.21)	122,631.06	96,659.94
41161PWB5	574,063.31	-	574,063.31	554,246.70	(19,816.61)	554,246.70	417,425.17
41164LAB5	1,134,949.56	-	1,134,949.56	1,126,793.60	(8,155.96)	1,126,793.60	800,218.32
41164YAB7	1,088,792.91	-	1,088,792.91	1,080,333.63	(8,459.28)	1,080,333.63	783,827.66
43739EAP2	2,954,487.36	-	2,954,487.36	2,856,758.31	(97,729.05)	2,856,758.31	2,450,924.90
45254NHV2	8,775.19	-	8,775.19	7,731.98	(1,043.21)	7,731.98	6,320.41
45254NJG3	105,627.56	-	105,627.56	105,185.31	(442.25)	105,185.31	87,966.93
45254NKF3	294,079.12	-	294,079.12	292,626.84	(1,452.28)	292,626.84	255,881.43
45254NKX4	773,978.28	-	773,978.28	737,121.99	(36,856.29)	737,121.99	611,056.55
45254NNP8	1,580,090.34	-	1,580,090.34	1,523,525.83	(56,564.51)	1,523,525.83	1,132,776.18
45254NPA9	1,279,063.06	-	1,279,063.06	1,271,654.79	(7,408.27)	1,271,654.79	983,366.94
45254NPU5	447,289.71	-	447,289.71	444,803.46	(2,486.25)	444,803.46	326,594.69
45254TRX4	31,308.14	-	31,308.14	30,807.43	(500.71)	30,807.43	22,815.09
45254TSM7	346,044.32	-	346,044.32	334,189.72	(11,854.60)	334,189.72	235,197.60
45660LKW8	2,713,470.51	-	2,713,470.51	2,709,163.84	(4,306.67)	2,709,163.84	1,957,225.12
45660LW96	203,918.51	-	203,918.51	202,564.04	(1,354.47)	202,564.04	128,465.12
45660N3S2	347,451.80	-	347,451.80	344,328.86	(3,122.94)	344,328.86	293,773.83
45660NQ24	460,236.78	-	460,236.78	450,717.50	(9,519.28)	450,717.50	419,126.95
45667WAA6	330,781.69	-	330,781.69	329,891.57	(890.12)	329,891.57	291,202.10
46627MCS4	458,911.17	-	458,911.17	445,880.11	(13,031.06)	445,880.11	401,036.97
525221EN3	794,458.25	-	794,458.25	752,976.44	(41,481.81)	752,976.44	510,528.58
550279AA1	379,811.03	-	379,811.03	375,176.69	(4,634.34)	375,176.69	305,690.40
55027BAA6	16,255.49	-	16,255.49	16,170.59	(84.90)	16,170.59	10,905.11
576433YN0	128,422.91	-	128,422.91	127,249.99	(1,172.92)	127,249.99	89,224.64
576438AA3	949,436.16	-	949,436.16	946,865.14	(2,571.02)	946,865.14	851,547.19
617463AA2	1,932.87	-	1,932.87	942.79	(990.08)	942.79	828.97
61750FAE0	45,042.50	-	45,042.50	42,705.25	(2,337.25)	42,705.25	40,757.20
61750SAB8	64,834.06	-	64,834.06	63,050.14	(1,783.92)	63,050.14	61,344.76
61913PAA0	1,100,266.08	-	1,100,266.08	1,095,298.45	(4,967.63)	1,095,298.45	972,402.08
65535VRK6	112,417.42	-	112,417.42	109,681.73	(2,735.69)	109,681.73	104,145.94
65535VUS5	202,055.53	-	202,055.53	198,965.98	(3,089.55)	198,965.98	195,621.66
68383NCA9	905,353.71	-	905,353.71	888,638.55	(16,715.16)	888,638.55	658,916.66
68383NCU5	490,448.01	-	490,448.01	474,270.22	(16,177.79)	474,270.22	377,550.10
68383NDT7	712,069.70	-	712,069.70	709,764.53	(2,305.17)	709,764.53	421,912.39
74922MAB7	137,726.76	-	137,726.76	133,646.20	(4,080.56)	133,646.20	98,229.45
74922MAC5	52,182.86	-	52,182.86	50,674.48	(1,508.38)	50,674.48	38,230.42
75114NAA2	1,056,983.29	-	1,056,983.29	1,026,512.48	(30,470.81)	1,026,512.48	844,702.82
75114NAB0	168,521.24	-	168,521.24	163,522.55	(4,998.69)	163,522.55	154,838.92
76110GV40	386,831.78	-	386,831.78	385,873.79	(957.99)	385,873.79	343,980.06
76110GZR5	370,024.36	-	370,024.36	368,050.22	(1,974.14)	368,050.22	343,435.25
761118NN4	630,176.22	-	630,176.22	603,730.63	(26,445.59)	603,730.63	439,134.64
761118RJ9	47,028.73	-	47,028.73	45,147.57	(1,881.16)	45,147.57	29,025.61
761118RM2	1,472,639.38	-	1,472,639.38	1,430,995.90	(41,643.48)	1,430,995.90	994,463.47
761118WP9	1,203,199.43	-	1,203,199.43	1,168,850.31	(34,349.12)	1,168,850.31	829,551.49
79549ASN0	41,579.43	-	41,579.43	34,230.60	(7,348.83)	34,230.60	28,736.95
81379EAA0	52,452.16	-	52,452.16	48,132.44	(4,319.72)	48,132.44	50,671.71
84752CAE7	45,785.80	-	45,785.80	44,068.42	(1,717.38)	44,068.42	18,213.70
863579YR3	179,064.91	-	179,064.91	174,229.31	(4,835.60)	174,229.31	169,865.70
86358R3Q8	417,091.22	-	417,091.22	416,517.46	(573.76)	416,517.46	340,833.04
86358RUQ8	12,638.33	-	12,638.33	10,716.07	(1,922.26)	10,716.07	10,977.45
86359DDB0	196,179.80	-	196,179.80	188,507.59	(7,672.21)	188,507.59	129,652.79
86359LRW1	1,555,972.87	-	1,555,972.87	1,490,445.42	(65,527.45)	1,490,445.42	1,141,988.11
86360KAF5	4,538,013.58	-	4,538,013.58	4,427,025.62	(110,987.96)	4,427,025.62	3,048,552.20
86363DAA9	1,018,637.10	-	1,018,637.10	1,014,290.96	(4,346.14)	1,014,290.96	738,180.51
92922F4M7	415,092.03	-	415,092.03	414,812.78	(279.25)	414,812.78	358,141.58
92922F5T1	671,644.00	-	671,644.00	669,963.48	(1,680.52)	669,963.48	578,327.38
92922F7Q5	689,716.57	-	689,716.57	684,205.30	(5,511.27)	684,205.30	569,560.34
92925CBB7	363,707.62	-	363,707.62	362,516.14	(1,191.48)	362,516.14	304,773.02
92926SAE6	138,306.99	-	138,306.99	123,360.00	(14,946.99)	123,360.00	134,341.03
9393365V1	30,718.07	-	30,718.07	30,318.96	(399.11)	30,318.96	26,526.55
93934FHC9	541,497.74	-	541,497.74	518,590.04	(22,907.70)	518,590.04	386,600.91
93934FJQ6	1,307,075.46	-	1,307,075.46	1,224,721.01	(82,354.45)	1,224,721.01	931,547.61
Totals	$87,925,923.39	$-	$87,925,923.39	$85,768,903.43	$(2,157,019.96)	$85,768,903.43	$65,285,429.38

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following is the impairment listing for loan-backed and structured securities for the three months ended December 31, 2010:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
007037BK9	$27,377.10	$-	$27,377.10	$23,570.86	$(3,806.24)	$23,570.86	$14,895.99
02146YAD8	259,988.59	-	259,988.59	255,962.15	(4,026.44)	255,962.15	196,852.92
02147CAA1	567,431.70	-	567,431.70	529,162.16	(38,269.54)	529,162.16	477,613.99
02660TGN7	822,095.08	-	822,095.08	815,246.78	(6,848.30)	815,246.78	562,026.27
02660TJB0	2,915,074.54	-	2,915,074.54	2,912,996.76	(2,077.78)	2,912,996.76	1,876,724.28
02660XAD6	714,526.26	-	714,526.26	660,626.93	(53,899.33)	660,626.93	514,535.49
026929AA7	869,033.21	-	869,033.21	765,800.93	(103,232.28)	765,800.93	674,247.26
040104RV5	270,950.25	-	270,950.25	258,920.56	(12,029.69)	258,920.56	254,824.91
040104TG6	42,476.36	-	42,476.36	41,263.26	(1,213.10)	41,263.26	32,092.44
05539TAU9	55,783.09	-	55,783.09	35,652.61	(20,130.48)	35,652.61	62,777.51
05946XYP2	76,610.87	-	76,610.87	74,735.92	(1,874.95)	74,735.92	52,956.32
06652DAA7	607,049.60	-	607,049.60	603,493.24	(3,556.36)	603,493.24	472,195.96
073854AB7	1,721,498.68	-	1,721,498.68	1,711,926.22	(9,572.46)	1,711,926.22	1,410,455.62
07386HSP7	757,774.82	-	757,774.82	756,042.37	(1,732.45)	756,042.37	532,529.26
073879Z92	1,105,135.61	-	1,105,135.61	1,042,176.97	(62,958.64)	1,042,176.97	477,508.40
07400XAB4	356,445.80	-	356,445.80	336,770.21	(19,675.59)	336,770.21	213,993.75
124860CB1	1,050,572.45	-	1,050,572.45	954,270.60	(96,301.85)	954,270.60	782,676.48
1248MGAJ3	13,164.30	-	13,164.30	12,977.18	(187.12)	12,977.18	10,699.40
12667GR62	738,831.53	-	738,831.53	707,189.29	(31,642.24)	707,189.29	523,338.00
12667GRW5	65,091.12	-	65,091.12	61,238.02	(3,853.10)	61,238.02	50,432.94
12667GS20	1,265,214.11	-	1,265,214.11	1,244,475.88	(20,738.23)	1,244,475.88	820,797.25
12667GWF6	740,657.99	-	740,657.99	732,705.58	(7,952.41)	732,705.58	531,577.37
12668A3Q6	601,682.97	-	601,682.97	586,399.41	(15,283.56)	586,399.41	334,318.29
12668A4B8	921,950.43	-	921,950.43	919,748.03	(2,202.40)	919,748.03	589,355.25
12668ACG8	285,492.07	-	285,492.07	278,935.86	(6,556.21)	278,935.86	278,796.18
12668ACY9	45,864.23	-	45,864.23	41,436.81	(4,427.42)	41,436.81	41,370.71
12668ACZ6	380,278.83	-	380,278.83	373,059.13	(7,219.70)	373,059.13	252,807.29
12668AEV3	966,275.00	-	966,275.00	931,993.09	(34,281.91)	931,993.09	687,805.71
12668AGW9	79,141.55	-	79,141.55	76,864.53	(2,277.02)	76,864.53	56,871.74
12668BB77	4,800,935.42	-	4,800,935.42	4,597,975.58	(202,959.84)	4,597,975.58	3,276,524.98
12668BDC4	491,298.31	-	491,298.31	489,687.81	(1,610.50)	489,687.81	397,345.41
12668BE33	2,400,194.24	-	2,400,194.24	2,329,246.39	(70,947.85)	2,329,246.39	1,504,020.68
126694YM4	235,101.09	-	235,101.09	235,012.13	(88.96)	235,012.13	159,227.32
12669GKH3	1,377,148.15	-	1,377,148.15	1,367,724.73	(9,423.42)	1,367,724.73	1,015,327.60
12669GMS7	15,451.03	-	15,451.03	15,338.06	(112.97)	15,338.06	11,885.29
23243AAD8	98,917.07	-	98,917.07	97,558.49	(1,358.58)	97,558.49	66,058.53
23245QAA7	208,324.20	-	208,324.20	204,295.27	(4,028.93)	204,295.27	141,159.80
23332UBV5	938,364.64	-	938,364.64	935,229.65	(3,134.99)	935,229.65	663,838.12
23332UDU5	2,079,935.09	-	2,079,935.09	2,079,115.38	(819.71)	2,079,115.38	1,428,444.61
251510NC3	1,614,235.26	-	1,614,235.26	1,489,736.01	(124,499.25)	1,489,736.01	469,121.38
32056CAH2	2,735,807.97	-	2,735,807.97	2,713,403.46	(22,404.51)	2,713,403.46	2,624,974.60

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
362341TM1	$424,145.89	$-	$424,145.89	$419,224.04	$(4,921.85)	$419,224.04	$337,667.34
39538RAB5	1,331,891.65	-	1,331,891.65	1,321,021.82	(10,869.83)	1,321,021.82	918,401.53
39538RBB4	1,154,850.44	-	1,154,850.44	1,148,702.14	(6,148.30)	1,148,702.14	766,695.46
39539GAA0	472,350.21	-	472,350.21	460,260.51	(12,089.70)	460,260.51	352,236.89
41161PFR9	134,456.05	-	134,456.05	133,714.68	(741.37)	133,714.68	104,767.66
41161PHC0	672,302.35	-	672,302.35	667,291.35	(5,011.00)	667,291.35	520,545.56
41161PMG5	2,161,230.62	-	2,161,230.62	2,158,793.02	(2,437.60)	2,158,793.02	1,584,681.08
41161PQU0	1,154,288.91	-	1,154,288.91	1,115,190.23	(39,098.68)	1,115,190.23	834,164.84
41161PTN3	130,240.23	-	130,240.23	129,441.85	(798.38)	129,441.85	97,694.31
41161PWB5	624,471.80	-	624,471.80	591,254.71	(33,217.09)	591,254.71	430,557.22
41164YAB7	1,116,811.14	-	1,116,811.14	1,115,038.22	(1,772.92)	1,115,038.22	741,881.06
43739EAP2	3,021,408.37	-	3,021,408.37	3,005,570.45	(15,837.92)	3,005,570.45	2,410,531.94
45254NHV2	9,215.21	-	9,215.21	8,978.58	(236.63)	8,978.58	6,392.05
45254NKF3	304,633.60	-	304,633.60	303,644.32	(989.28)	303,644.32	243,052.61
45254NKX4	835,607.41	-	835,607.41	802,215.32	(33,392.09)	802,215.32	635,108.50
45254NNP8	1,620,853.36	-	1,620,853.36	1,619,179.04	(1,674.32)	1,619,179.04	1,158,678.58
45254NPA9	1,319,149.92	-	1,319,149.92	1,313,922.31	(5,227.61)	1,313,922.31	1,008,573.14
45254NPU5	462,056.49	-	462,056.49	458,790.83	(3,265.66)	458,790.83	334,713.19
45254TRX4	32,074.33	-	32,074.33	31,723.63	(350.70)	31,723.63	21,635.85
45660LCN7	560,112.96	-	560,112.96	531,440.46	(28,672.50)	531,440.46	419,957.06
45660LW96	213,931.73	-	213,931.73	213,166.46	(765.27)	213,166.46	131,060.24
45660N2Y0	127,225.06	-	127,225.06	123,962.29	(3,262.77)	123,962.29	90,813.00
45660N5H4	530,062.35	-	530,062.35	509,542.26	(20,520.09)	509,542.26	397,567.08
456612AC4	51,246.36	-	51,246.36	49,628.06	(1,618.30)	49,628.06	49,489.55
45661EAA2	24,310.85	-	24,310.85	21,616.30	(2,694.55)	21,616.30	23,727.17
45667WAA6	348,503.81	-	348,503.81	343,951.08	(4,552.73)	343,951.08	297,462.11
46627MBQ9	729,888.24	-	729,888.24	720,936.55	(8,951.69)	720,936.55	538,739.36
46627MCS4	495,172.32	-	495,172.32	483,053.38	(12,118.94)	483,053.38	410,062.38
525221EN3	837,430.82	-	837,430.82	827,052.64	(10,378.18)	827,052.64	560,061.73
550279AA1	392,800.35	-	392,800.35	390,171.07	(2,629.28)	390,171.07	306,693.65
576433FP6	48,591.33	-	48,591.33	43,975.20	(4,616.13)	43,975.20	43,370.00
576433YN0	129,407.39	-	129,407.39	128,851.17	(556.22)	128,851.17	88,230.57
576438AA3	1,029,471.41	-	1,029,471.41	1,021,682.44	(7,788.97)	1,021,682.44	912,663.16
61750FAE0	45,045.36	-	45,045.36	44,923.19	(122.17)	44,923.19	40,678.69
65535VRK6	129,149.89	-	129,149.89	114,761.03	(14,388.86)	114,761.03	105,277.53
68383NCA9	948,623.28	-	948,623.28	943,270.91	(5,352.37)	943,270.91	678,598.17
68383NCU5	517,385.14	-	517,385.14	515,158.13	(2,227.01)	515,158.13	388,738.63
74922MAB7	148,391.29	-	148,391.29	146,133.86	(2,257.43)	146,133.86	101,888.66
74922MAC5	56,311.72	-	56,311.72	55,347.28	(964.44)	55,347.28	39,653.44
75114NAA2	1,122,864.75	-	1,122,864.75	1,105,746.90	(17,117.85)	1,105,746.90	870,767.98
75114NAB0	179,230.86	-	179,230.86	176,158.65	(3,072.21)	176,158.65	141,113.39
76110GV40	397,059.68	-	397,059.68	396,220.69	(838.99)	396,220.69	352,157.29
76110GZR5	385,931.74	-	385,931.74	382,571.18	(3,360.56)	382,571.18	368,382.29
761118KU1	590,867.80	-	590,867.80	558,339.56	(32,528.24)	558,339.56	384,565.89
761118RJ9	49,703.54	-	49,703.54	49,099.35	(604.19)	49,099.35	33,371.24
761118RM2	1,529,335.09	-	1,529,335.09	1,520,607.73	(8,727.36)	1,520,607.73	1,060,492.37
761118WP9	1,253,940.27	-	1,253,940.27	1,245,305.63	(8,634.64)	1,245,305.63	876,196.64
81379EAA0	51,939.56	-	51,939.56	51,914.33	(25.23)	51,914.33	50,667.32
81744FDK0	762,197.42	-	762,197.42	761,417.98	(779.44)	761,417.98	688,679.63
84752CAE7	47,318.97	-	47,318.97	45,738.26	(1,580.71)	45,738.26	17,843.09
863579YR3	190,688.43	-	190,688.43	186,162.22	(4,526.21)	186,162.22	170,403.70
86358RE86	273.03	-	273.03	144.31	(128.72)	144.31	154.33
86358RUQ8	16,558.28	-	16,558.28	12,836.96	(3,721.32)	12,836.96	10,900.65
86359LRW1	1,613,468.08	-	1,613,468.08	1,601,475.87	(11,992.21)	1,601,475.87	1,036,093.90
86360KAF5	4,716,628.55	-	4,716,628.55	4,676,006.09	(40,622.46)	4,676,006.09	3,130,513.11
92922F4M7	427,645.41	-	427,645.41	427,256.89	(388.52)	427,256.89	360,750.82
92925CBB7	375,443.13	-	375,443.13	373,938.80	(1,504.33)	373,938.80	302,331.30
93934FHC9	561,418.71	-	561,418.71	551,710.92	(9,707.79)	551,710.92	380,947.22
93934FJQ6	1,360,882.43	-	1,360,882.43	1,329,292.30	(31,590.13)	1,329,292.30	918,129.04
94983YAQ2	613,100.09	-	613,100.09	604,777.95	(8,322.14)	604,777.95	594,234.43
94985JAG5	3,011,460.80	-	3,011,460.80	2,939,772.83	(71,687.97)	2,939,772.83	2,858,195.20
Totals	$78,922,236.87	$-	$78,922,236.87	$77,329,040.51	$(1,593,196.36)	$77,329,040.51	$57,284,607.12

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following is the impairment listing for loan-backed and structured securities for the three months ended September 30, 2010:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
007037BK9	$36,730.94	$-	$36,730.94	$28,244.78	$(8,486.16)	$28,244.78	$19,929.05
01853GAB6	33,417.61	-	33,417.61	17,469.93	(15,947.68)	17,469.93	24,532.50
02146YAD8	283,595.90	-	283,595.90	264,434.21	(19,161.69)	264,434.21	195,867.83
02660THT3	22,168.08	-	22,168.08	22,072.45	(95.63)	22,072.45	20,148.61
02660XAD6	785,689.47	-	785,689.47	736,653.58	(49,035.89)	736,653.58	511,372.20
05946XYP2	80,397.87	-	80,397.87	78,473.35	(1,924.52)	78,473.35	51,644.21
05948JAA0	33,543.07	-	33,543.07	32,071.50	(1,471.57)	32,071.50	26,119.50
05949AHG8	489.15	-	489.15	-	(489.15)	-	-
05949ALH1	252,944.16	-	252,944.16	252,929.73	(14.43)	252,929.73	236,793.16
05950DAA8	1,361,913.92	-	1,361,913.92	1,330,972.92	(30,941.00)	1,330,972.92	1,177,746.70
06652DAA7	634,330.06	-	634,330.06	623,183.73	(11,146.33)	623,183.73	423,243.94
073879QF8	49,897.87	-	49,897.87	48,696.51	(1,201.36)	48,696.51	52,286.60
073879Z92	1,081,668.14	-	1,081,668.14	1,079,174.03	(2,494.11)	1,079,174.03	460,576.04
07400XAB4	372,874.73	-	372,874.73	354,156.11	(18,718.62)	354,156.11	203,555.77
07820QAY1	1,573,852.49	-	1,573,852.49	1,536,497.18	(37,355.31)	1,536,497.18	1,073,668.22
12667FBJ3	279,798.21	-	279,798.21	279,750.07	(48.14)	279,750.07	243,861.31
12667GCB7	39,704.31	-	39,704.31	37,882.00	(1,822.31)	37,882.00	28,823.75
12667GME0	1,836,168.01	-	1,836,168.01	1,761,274.29	(74,893.72)	1,761,274.29	1,180,078.44
12667GR62	763,246.61	-	763,246.61	757,966.75	(5,279.86)	757,966.75	520,557.05
12667GRW5	76,960.85	-	76,960.85	68,029.28	(8,931.57)	68,029.28	50,694.31
12667GWF6	808,488.62	-	808,488.62	747,978.55	(60,510.07)	747,978.55	498,759.95
12668A4B8	958,674.47	-	958,674.47	954,345.87	(4,328.60)	954,345.87	595,257.01
12668ACG8	319,513.88	-	319,513.88	289,102.13	(30,411.75)	289,102.13	285,726.97
12668ACY9	46,133.43	-	46,133.43	46,093.25	(40.18)	46,093.25	40,531.17
12668AEV3	1,001,756.15	-	1,001,756.15	989,651.47	(12,104.68)	989,651.47	653,210.07
12668AGW9	84,687.54	-	84,687.54	82,090.22	(2,597.32)	82,090.22	57,263.29
12668BAU7	14,775.97	-	14,775.97	10,723.24	(4,052.73)	10,723.24	12,097.13
12668BB77	5,033,385.55	-	5,033,385.55	4,949,813.52	(83,572.03)	4,949,813.52	3,237,997.36
12669EH33	24,867.60	-	24,867.60	23,378.81	(1,488.79)	23,378.81	20,842.22
12669FKR3	33,972.77	-	33,972.77	32,163.36	(1,809.41)	32,163.36	31,338.93
12669FW82	112,712.10	-	112,712.10	108,461.14	(4,250.96)	108,461.14	73,187.74
12669FXR9	30,573.32	-	30,573.32	28,262.37	(2,310.95)	28,262.37	24,881.61
12669GKH3	1,432,169.93	-	1,432,169.93	1,390,805.62	(41,364.31)	1,390,805.62	980,908.31
12669GMS7	16,741.06	-	16,741.06	16,107.50	(633.56)	16,107.50	11,674.71
12669GRM5	542,150.50	-	542,150.50	515,252.29	(26,898.21)	515,252.29	351,046.94
12669GRQ6	1,438,633.19	-	1,438,633.19	1,357,908.11	(80,725.08)	1,357,908.11	1,031,236.60
12669GTV3	60,787.04	-	60,787.04	59,018.97	(1,768.07)	59,018.97	42,148.97
12669GUR0	433,372.03	-	433,372.03	416,359.44	(17,012.59)	416,359.44	294,729.15
172939AB6	11,564.50	-	11,564.50	10,023.55	(1,540.95)	10,023.55	9,070.10
17307GYD4	462,929.80	-	462,929.80	462,059.59	(870.21)	462,059.59	434,110.40
22540V3F7	132,778.73	-	132,778.73	132,778.61	(0.12)	132,778.61	196,420.89
22540VFZ0	166,926.35	-	166,926.35	161,152.24	(5,774.11)	161,152.24	159,605.29
22540VG71	9,866.69	-	9,866.69	9,755.65	(111.04)	9,755.65	9,150.08
22541QQR6	47,999.22	-	47,999.22	47,282.69	(716.53)	47,282.69	70,762.46
22541SJV1	49,517.10	-	49,517.10	48,629.70	(887.40)	48,629.70	65,077.36
225458RG5	83.50	-	83.50	-	(83.50)	-	5,443.31
23243AAD8	104,774.89	-	104,774.89	101,263.98	(3,510.91)	101,263.98	68,162.86
23245QAA7	220,635.53	-	220,635.53	210,509.45	(10,126.08)	210,509.45	134,749.26
23332UAR5	1,317,951.46	-	1,317,951.46	1,313,362.83	(4,588.63)	1,313,362.83	915,303.16
251510FB4	389,818.15	-	389,818.15	363,491.60	(26,326.55)	363,491.60	309,522.58
30251YAB4	572,117.70	-	572,117.70	568,589.31	(3,528.39)	568,589.31	411,340.62
318340AB2	22,931.80	-	22,931.80	22,484.32	(447.48)	22,484.32	32,775.02
36228F5R3	162,505.14	-	162,505.14	158,560.46	(3,944.68)	158,560.46	132,727.70
362341XE4	12,947.67	-	12,947.67	-	(12,947.67)	-	-
362480AD7	231,395.21	-	231,395.21	219,165.91	(12,229.30)	219,165.91	123,025.44
39538RAB5	1,366,561.04	-	1,366,561.04	1,365,106.72	(1,454.32)	1,365,106.72	928,752.72
39538RBB4	1,196,098.23	-	1,196,098.23	1,184,779.50	(11,318.73)	1,184,779.50	753,572.44
39538WFH6	706,750.30	-	706,750.30	706,077.57	(672.73)	706,077.57	402,348.10
39538WHF8	3,261,643.07	-	3,261,643.07	3,124,185.18	(137,457.89)	3,124,185.18	2,113,262.99
39539GAA0	496,133.23	-	496,133.23	483,334.84	(12,798.39)	483,334.84	346,424.75

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
41161PA86	$98,818.93	$-	$98,818.93	$86,841.96	$(11,976.97)	$86,841.96	$94,924.24
41161PHC0	701,922.67	-	701,922.67	689,199.92	(12,722.75)	689,199.92	525,800.76
41161PHU0	585,724.80	-	585,724.80	570,426.37	(15,298.43)	570,426.37	388,808.27
41161PLR2	1,564,075.20	-	1,564,075.20	1,530,659.63	(33,415.57)	1,530,659.63	1,033,672.32
41161PMG5	2,223,976.57	-	2,223,976.57	2,193,138.03	(30,838.54)	2,193,138.03	1,520,012.44
41161PQU0	1,201,003.72	-	1,201,003.72	1,173,590.67	(27,413.05)	1,173,590.67	808,947.13
41161PTN3	138,439.12	-	138,439.12	134,263.47	(4,175.65)	134,263.47	97,132.28
41161PWB5	656,948.35	-	656,948.35	640,526.57	(16,421.78)	640,526.57	419,586.59
41164YAB7	1,160,684.22	-	1,160,684.22	1,143,060.48	(17,623.74)	1,143,060.48	724,713.10
43739EAP2	3,117,722.73	-	3,117,722.73	3,108,930.29	(8,792.44)	3,108,930.29	2,405,845.74
43739EBJ5	820,587.90	-	820,587.90	808,973.19	(11,614.71)	808,973.19	661,497.92
45254NHV2	9,527.37	-	9,527.37	9,458.06	(69.31)	9,458.06	7,561.81
45254NJG3	115,308.08	-	115,308.08	114,314.78	(993.30)	114,314.78	95,247.24
45254NJP3	12,033.74	-	12,033.74	11,982.54	(51.20)	11,982.54	16,773.61
45254NJV0	82,599.88	-	82,599.88	82,599.86	(0.02)	82,599.86	65,080.06
45254NKD8	0.06	-	0.06	-	(0.06)	-	-
45254NKF3	319,650.49	-	319,650.49	316,089.11	(3,561.38)	316,089.11	248,077.75
45254NKX4	847,919.71	-	847,919.71	847,919.60	(0.11)	847,919.60	653,664.11
45254NPA9	1,364,340.63	-	1,364,340.63	1,355,094.97	(9,245.66)	1,355,094.97	1,016,230.15
45254NPG6	30,466.34	-	30,466.34	30,269.55	(196.79)	30,269.55	23,745.51
45254NPU5	477,990.19	-	477,990.19	472,578.73	(5,411.46)	472,578.73	341,658.79
45254TMK7	11,410.51	-	11,410.51	10,943.66	(466.85)	10,943.66	18,753.56
45254TRX4	35,092.28	-	35,092.28	32,180.13	(2,912.15)	32,180.13	21,240.31
45254TSM7	419,379.41	-	419,379.41	363,801.04	(55,578.37)	363,801.04	240,667.80
45660LCN7	578,541.76	-	578,541.76	578,019.49	(522.27)	578,019.49	365,563.47
45660LW96	230,062.26	-	230,062.26	222,765.78	(7,296.48)	222,765.78	120,770.65
45660LYW3	287,444.01	-	287,444.01	271,371.96	(16,072.05)	271,371.96	188,370.68
45660N2J3	380,085.01	-	380,085.01	353,861.02	(26,223.99)	353,861.02	284,049.34
45660N5H4	544,906.65	-	544,906.65	539,684.37	(5,222.28)	539,684.37	386,807.22
45660NRB3	304,397.78	-	304,397.78	303,983.27	(414.51)	303,983.27	242,541.03
45660NS30	178,994.72	-	178,994.72	177,695.36	(1,299.36)	177,695.36	114,785.21
45660NT96	197,001.95	-	197,001.95	197,002.00	0.05	197,002.00	158,861.89
456612AC4	58,749.51	-	58,749.51	51,963.63	(6,785.88)	51,963.63	48,793.77
45667WAA6	380,731.38	-	380,731.38	367,202.49	(13,528.89)	367,202.49	300,374.53
466247XE8	594,019.79	-	594,019.79	562,156.65	(31,863.14)	562,156.65	424,774.45
46627MBQ9	759,140.08	-	759,140.08	758,084.95	(1,055.13)	758,084.95	553,729.53
46627MCS4	529,915.41	-	529,915.41	517,540.48	(12,374.93)	517,540.48	413,151.25
525221EN3	894,274.68	-	894,274.68	889,598.07	(4,676.61)	889,598.07	450,311.53
52524VAG4	1,305,750.07	-	1,305,750.07	1,294,577.82	(11,172.25)	1,294,577.82	908,337.51
52524YAF0	1,199,905.04	-	1,199,905.04	1,151,349.54	(48,555.50)	1,151,349.54	767,493.15
550279AA1	409,993.57	-	409,993.57	406,547.88	(3,445.69)	406,547.88	284,684.52
576433G42	406,576.21	-	406,576.21	375,235.35	(31,340.86)	375,235.35	251,991.25
576433YN0	134,033.44	-	134,033.44	132,155.23	(1,878.21)	132,155.23	88,191.19
576438AA3	1,075,743.40	-	1,075,743.40	1,075,430.66	(312.74)	1,075,430.66	941,370.82
589929N38	210,201.27	-	210,201.27	204,655.69	(5,545.58)	204,655.69	205,383.84
589929X29	372,137.28	-	372,137.28	347,823.29	(24,313.99)	347,823.29	300,963.90
59020UUJ2	218,484.73	-	218,484.73	214,958.78	(3,525.95)	214,958.78	207,045.04
65535VUS5	219,285.12	-	219,285.12	216,416.71	(2,868.41)	216,416.71	190,771.83
68402CAC8	(0.07)	-	(0.07)	-	0.07	-	-
75114NAA2	1,201,816.71	-	1,201,816.71	1,172,734.44	(29,082.27)	1,172,734.44	884,454.14
75114NAB0	199,463.62	-	199,463.62	186,982.50	(12,481.12)	186,982.50	143,844.71
76110GZR5	396,555.72	-	396,555.72	394,969.51	(1,586.21)	394,969.51	388,889.92
761118FM5	1,167,826.07	-	1,167,826.07	1,119,643.91	(48,182.16)	1,119,643.91	1,031,392.07
761118KU1	616,688.94	-	616,688.94	616,350.46	(338.48)	616,350.46	385,251.32
761118NN4	683,328.50	-	683,328.50	668,605.08	(14,723.42)	668,605.08	462,212.26
761118RJ9	54,098.18	-	54,098.18	51,443.11	(2,655.07)	51,443.11	33,433.84
761118RM2	1,627,879.62	-	1,627,879.62	1,574,338.85	(53,540.77)	1,574,338.85	1,057,701.45
761118WP9	1,304,848.16	-	1,304,848.16	1,300,072.08	(4,776.08)	1,300,072.08	868,770.54
79549AYA1	175,026.37	-	175,026.37	160,535.74	(14,490.63)	160,535.74	174,269.35
79549AYB9	17,751.84	-	17,751.84	17,678.77	(73.07)	17,678.77	22,359.10

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
863579DV7	$74,896.45	$-	$74,896.45	$73,474.27	$(1,422.18)	$73,474.27	$38,577.83
86358R3Q8	459,599.03	-	459,599.03	457,223.92	(2,375.11)	457,223.92	300,181.01
86358RE86	2,792.95	-	2,792.95	278.08	(2,514.87)	278.08	423.94
86358RLG0	3,374.83	-	3,374.83	2,470.67	(904.16)	2,470.67	9,922.60
86359ACD3	81,981.70	-	81,981.70	81,219.99	(761.71)	81,219.99	86,124.03
86359BLB5	237,368.78	-	237,368.78	237,112.89	(255.89)	237,112.89	221,934.89
86363DAA9	1,106,819.24	-	1,106,819.24	1,066,865.42	(39,953.82)	1,066,865.42	718,698.44
885220FS7	1,333,887.52	-	1,333,887.52	1,318,104.37	(15,783.15)	1,318,104.37	1,268,136.81
92922F7Q5	737,799.83	-	737,799.83	737,216.95	(582.88)	737,216.95	586,917.59
92922FB72	160,376.65	-	160,376.65	160,376.68	0.03	160,376.68	114,361.17
92922FTJ7	145,379.63	-	145,379.63	141,010.93	(4,368.70)	141,010.93	118,719.98
92922FWU8	375,296.72	-	375,296.72	366,748.36	(8,548.36)	366,748.36	320,620.64
92922FZF8	900,777.45	-	900,777.45	900,777.08	(0.37)	900,777.08	745,207.06
9393365V1	34,508.95	-	34,508.95	34,085.57	(423.38)	34,085.57	28,850.19
939336U35	(0.02)	-	(0.02)	-	0.02	-	-
93934FJQ6	1,414,229.78	-	1,414,229.78	1,410,591.54	(3,638.24)	1,410,591.54	908,629.57
94983CAJ6	(0.86)	-	(0.86)	-	0.86	-	-
94983TAE0	8,818.47	-	8,818.47	-	(8,818.47)	-	-
94983YAQ2	653,252.98	-	653,252.98	636,917.94	(16,335.04)	636,917.94	617,093.76
Totals	$75,579,157.67	$-	$75,579,157.67	$73,844,794.15	$(1,734,363.52)	$73,844,794.15	$53,531,682.15

The following is the impairment listing for loan-backed and structured securities for the three months ended June 30, 2010:
CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
02660TGN7	$877,131.73	$-	$877,131.73	$869,539.59	$(7,592.14)	$869,539.59	$535,820.15
02660THT3	24,726.29	-	24,726.29	24,052.70	(673.59)	24,052.70	20,858.75
02660TJB0	3,069,357.10	-	3,069,357.10	3,057,321.36	(12,035.74)	3,057,321.36	1,674,033.18
02660XAD6	801,919.31	-	801,919.31	793,004.26	(8,915.05)	793,004.26	457,888.80
040104QN4	475,577.21	-	475,577.21	471,144.47	(4,432.74)	471,144.47	394,082.83
05946XYP2	83,240.28	-	83,240.28	82,047.48	(1,192.80)	82,047.48	49,856.76
05949AHG8	676,888.94	-	676,888.94	661,784.93	(15,104.01)	661,784.93	657,271.07
05949ALH1	274,960.58	-	274,960.58	267,881.77	(7,078.81)	267,881.77	246,539.28
05949AZG8	635,938.22	-	635,938.22	624,900.80	(11,037.42)	624,900.80	633,854.76
05950DAA8	1,406,337.62	-	1,406,337.62	1,369,097.07	(37,240.55)	1,369,097.07	1,126,178.47
06050HKY3	984.70	-	984.70	803.47	(181.23)	803.47	11,049.58
06652DAA7	648,628.35	-	648,628.35	640,880.28	(7,748.07)	640,880.28	402,627.49
073854AB7	1,788,041.24	-	1,788,041.24	1,787,998.90	(42.34)	1,787,998.90	1,179,194.70
07386HMB4	258,829.03	-	258,829.03	251,743.43	(7,085.60)	251,743.43	244,797.92
07386HNQ0	101,664.67	-	101,664.67	98,965.10	(2,699.57)	98,965.10	97,453.17
07386HSP7	797,582.97	-	797,582.97	791,913.80	(5,669.17)	791,913.80	534,947.07
073879QF8	57,301.78	-	57,301.78	52,211.20	(5,090.58)	52,211.20	55,583.36
07820QAY1	1,679,282.84	-	1,679,282.84	1,609,894.20	(69,388.64)	1,609,894.20	1,138,874.28
12667FBJ3	328,310.87	-	328,310.87	300,921.91	(27,388.96)	300,921.91	247,261.06
12667GCB7	40,688.17	-	40,688.17	40,324.32	(363.85)	40,324.32	27,512.09
12667GME0	1,894,092.62	-	1,894,092.62	1,874,937.16	(19,155.46)	1,874,937.16	1,068,221.17
12667GR62	778,145.39	-	778,145.39	765,875.76	(12,269.63)	765,875.76	501,286.16
12667GRW5	82,812.23	-	82,812.23	78,442.69	(4,369.54)	78,442.69	52,059.34
12667GS20	1,338,697.79	-	1,338,697.79	1,320,122.75	(18,575.04)	1,320,122.75	792,626.38
12667GWF6	835,512.70	-	835,512.70	816,786.28	(18,726.42)	816,786.28	409,725.63

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
12668ACG8	$319,572.45	$-	$319,572.45	$317,267.60	$(2,304.85)	$317,267.60	$279,996.60
12668ACY9	46,974.40	-	46,974.40	46,934.55	(39.85)	46,934.55	36,756.81
12668ACZ6	399,231.00	-	399,231.00	392,988.50	(6,242.50)	392,988.50	250,665.76
12668AEV3	1,023,408.92	-	1,023,408.92	1,005,697.17	(17,711.75)	1,005,697.17	675,891.22
12668AGW9	87,302.20	-	87,302.20	85,575.39	(1,726.81)	85,575.39	54,348.33
12668AVP7	670,989.51	-	670,989.51	663,881.96	(7,107.55)	663,881.96	451,637.83
126694YM4	261,576.93	-	261,576.93	258,272.39	(3,304.54)	258,272.39	159,379.04
12669B3B6	1,703.52	-	1,703.52	1,663.27	(40.25)	1,663.27	1,283.61
12669EH33	25,156.62	-	25,156.62	24,441.19	(715.43)	24,441.19	18,893.74
12669FKR3	35,129.57	-	35,129.57	34,233.65	(895.92)	34,233.65	29,601.12
12669FW82	115,469.16	-	115,469.16	114,253.34	(1,215.82)	114,253.34	83,461.39
12669FXR9	31,267.74	-	31,267.74	30,862.13	(405.61)	30,862.13	23,807.16
12669GKH3	1,495,409.86	-	1,495,409.86	1,459,345.91	(36,063.95)	1,459,345.91	934,158.20
12669GMS7	16,953.22	-	16,953.22	16,737.25	(215.97)	16,737.25	10,875.64
12669GRM5	554,651.24	-	554,651.24	544,721.00	(9,930.24)	544,721.00	334,746.14
12669GRQ6	1,476,896.70	-	1,476,896.70	1,450,829.40	(26,067.30)	1,450,829.40	976,746.42
12669GTV3	61,838.84	-	61,838.84	61,176.69	(662.15)	61,176.69	36,496.09
12669GUR0	450,380.66	-	450,380.66	442,864.51	(7,516.15)	442,864.51	267,653.25
17307GMQ8	2,396,229.39	-	2,396,229.39	2,292,172.78	(104,056.61)	2,292,172.78	2,362,960.00
17307GYD4	523,519.73	-	523,519.73	513,440.52	(10,079.21)	513,440.52	487,901.59
22540V3F7	150,666.21	-	150,666.21	157,300.03	6,633.82	157,300.03	190,287.36
22540VGA4	118,460.78	-	118,460.78	107,081.11	(11,379.67)	107,081.11	102,550.25
22541NFL8	412,581.39	-	412,581.39	418,368.83	5,787.44	418,368.83	455,090.40
22541Q4M1	35,778.78	-	35,778.78	35,858.89	80.11	35,858.89	128,519.11
22541QFK3	13,271.71	-	13,271.71	13,394.92	123.21	13,394.92	26,835.19
22541QQR6	75,188.60	-	75,188.60	54,096.04	(21,092.56)	54,096.04	71,155.69
22541SJV1	63,534.11	-	63,534.11	51,446.03	(12,088.08)	51,446.03	64,953.29
225458RG5	440.02	-	440.02	356.62	(83.40)	356.62	6,110.57
23245QAA7	223,428.49	-	223,428.49	219,817.23	(3,611.26)	219,817.23	139,989.56
23332UAC8	418,408.96	-	418,408.96	414,374.18	(4,034.78)	414,374.18	269,717.36
23332UAR5	1,372,419.79	-	1,372,419.79	1,355,789.48	(16,630.31)	1,355,789.48	881,879.11
23332UBV5	1,002,189.64	-	1,002,189.64	989,956.49	(12,233.15)	989,956.49	577,977.32
23332UCM4	76,358.89	-	76,358.89	75,561.84	(797.05)	75,561.84	49,392.81
23332UDU5	2,192,357.91	-	2,192,357.91	2,171,637.75	(20,720.16)	2,171,637.75	1,350,309.76
251510FB4	417,043.40	-	417,043.40	396,726.09	(20,317.31)	396,726.09	313,532.27
251510NC3	1,645,915.38	-	1,645,915.38	1,618,262.26	(27,653.12)	1,618,262.26	410,317.59
30251YAB4	588,522.67	-	588,522.67	584,442.41	(4,080.26)	584,442.41	425,767.46
318340AB2	28,894.36	-	28,894.36	26,936.02	(1,958.34)	26,936.02	15,096.40
32056CAH2	2,812,011.19	-	2,812,011.19	2,742,473.19	(69,538.00)	2,742,473.19	2,445,097.10
362341XE4	4,510,324.63	-	4,510,324.63	4,484,817.14	(25,507.49)	4,484,817.14	4,262,500.02
36242DGA5	10,731.35	-	10,731.35	10,217.54	(513.81)	10,217.54	29,914.03
362480AD7	236,317.12	-	236,317.12	233,470.29	(2,846.83)	233,470.29	125,906.52
39538RAB5	1,422,825.82	-	1,422,825.82	1,409,811.16	(13,014.66)	1,409,811.16	859,276.35
39538RBB4	1,241,355.34	-	1,241,355.34	1,227,168.83	(14,186.51)	1,227,168.83	729,200.00
39539GAA0	508,766.12	-	508,766.12	507,525.00	(1,241.12)	507,525.00	319,403.17
40431KAA8	8,447.91	-	8,447.91	8,062.72	(385.19)	8,062.72	8,210.63
41161PA86	99,718.91	-	99,718.91	97,853.49	(1,865.42)	97,853.49	85,530.54
41161PHC0	731,764.56	-	731,764.56	724,977.94	(6,786.62)	724,977.94	466,008.09
41161PHU0	606,759.21	-	606,759.21	592,547.05	(14,212.16)	592,547.05	340,228.42
41161PLR2	1,605,901.33	-	1,605,901.33	1,587,816.47	(18,084.86)	1,587,816.47	978,433.46
41161PMG5	2,280,816.63	-	2,280,816.63	2,257,013.34	(23,803.29)	2,257,013.34	1,465,941.97
41161PQU0	1,233,335.75	-	1,233,335.75	1,217,470.28	(15,865.47)	1,217,470.28	768,562.99
41161PTN3	144,340.15	-	144,340.15	142,767.28	(1,572.87)	142,767.28	88,305.67
41161PWB5	676,444.55	-	676,444.55	668,415.94	(8,028.61)	668,415.94	397,171.58
43739EAP2	3,232,811.39	-	3,232,811.39	3,202,328.80	(30,482.59)	3,202,328.80	2,296,024.82
43739EBJ5	836,465.90	-	836,465.90	830,083.29	(6,382.61)	830,083.29	628,374.57
45254NHV2	10,164.03	-	10,164.03	9,671.04	(492.99)	9,671.04	7,657.78
45254NJG3	123,051.99	-	123,051.99	122,002.08	(1,049.91)	122,002.08	101,731.47
45254NJP3	15,178.49	-	15,178.49	14,005.32	(1,173.17)	14,005.32	12,926.30
45254NJV0	85,037.60	-	85,037.60	84,375.76	(661.84)	84,375.76	65,031.83
45254NJX6	10,444.14	-	10,444.14	10,338.87	(105.27)	10,338.87	10,334.84
45254NKD8	155,823.89	-	155,823.89	154,647.21	(1,176.68)	154,647.21	130,262.93
45254NKF3	333,970.00	-	333,970.00	331,111.13	(2,858.87)	331,111.13	217,720.98
45254NKX4	873,708.28	-	873,708.28	867,117.58	(6,590.70)	867,117.58	595,940.51
45254NNP8	1,736,027.42	-	1,736,027.42	1,721,010.16	(15,017.26)	1,721,010.16	1,252,323.89
45254NPA9	1,407,300.68	-	1,407,300.68	1,396,749.07	(10,551.61)	1,396,749.07	1,047,808.41
45254NPG6	35,864.42	-	35,864.42	32,812.07	(3,052.35)	32,812.07	28,558.56
45254NPU5	499,591.67	-	499,591.67	495,824.31	(3,767.36)	495,824.31	361,894.39
45254TMK7	20,145.55	-	20,145.55	13,967.41	(6,178.14)	13,967.41	19,292.34
45254TRX4	35,645.75	-	35,645.75	34,907.36	(738.39)	34,907.36	23,520.23
45254TSM7	430,312.20	-	430,312.20	426,395.64	(3,916.56)	426,395.64	254,960.59

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
45660LCN7	$600,794.30	$-	$600,794.30	$591,708.69	$(9,085.61)	$591,708.69	$356,101.67
45660N2J3	401,542.60	-	401,542.60	397,245.75	(4,296.85)	397,245.75	280,192.63
45660NT88	8,561.46	-	8,561.46	8,425.19	(136.27)	8,425.19	6,418.83
45660NT96	210,758.80	-	210,758.80	207,519.35	(3,239.45)	207,519.35	145,471.93
456612AC4	60,386.19	-	60,386.19	59,847.35	(538.84)	59,847.35	47,052.42
45667WAA6	401,070.39	-	401,070.39	397,080.27	(3,990.12)	397,080.27	300,546.29
466247XE8	621,439.76	-	621,439.76	614,514.59	(6,925.17)	614,514.59	429,573.21
46627MBQ9	795,314.46	-	795,314.46	789,626.28	(5,688.18)	789,626.28	565,944.15
46627MCS4	553,148.14	-	553,148.14	546,931.06	(6,217.08)	546,931.06	416,977.30
52524YAF0	1,251,591.68	-	1,251,591.68	1,233,592.14	(17,999.54)	1,233,592.14	723,393.83
550279AA1	430,623.65	-	430,623.65	425,780.02	(4,843.63)	425,780.02	293,073.60
55027BAA6	17,260.38	-	17,260.38	17,186.38	(74.00)	17,186.38	9,734.98
576433FP6	105,629.23	-	105,629.23	51,071.89	(54,557.34)	51,071.89	43,749.65
576433G42	420,322.04	-	420,322.04	415,720.63	(4,601.41)	415,720.63	249,010.72
576433NH5	90,844.16	-	90,844.16	89,017.85	(1,826.31)	89,017.85	74,132.95
576433YN0	137,274.99	-	137,274.99	134,612.94	(2,662.05)	134,612.94	86,856.03
576438AA3	1,136,019.48	-	1,136,019.48	1,107,811.52	(28,207.96)	1,107,811.52	940,408.93
576444AA1	37.62	-	37.62	3.57	(34.05)	3.57	-
589929X29	372,180.93	-	372,180.93	371,384.07	(796.86)	371,384.07	246,470.96
59020UXN0	10,194.50	-	10,194.50	10,176.19	(18.31)	10,176.19	26,915.71
59024WAF4	98,302.68	-	98,302.68	63,654.72	(34,647.96)	63,654.72	8,636.31
61915RBB1	417,777.63	-	417,777.63	412,724.91	(5,052.72)	412,724.91	265,443.67
68383NCA9	1,039,574.95	-	1,039,574.95	1,031,121.54	(8,453.41)	1,031,121.54	733,661.47
68383NCU5	570,893.02	-	570,893.02	566,079.73	(4,813.29)	566,079.73	395,295.29
68383NDT7	828,438.23	-	828,438.23	818,837.06	(9,601.17)	818,837.06	475,707.99
68402CAC8	85,817.58	-	85,817.58	86,073.45	255.87	86,073.45	82,390.51
74927WAM6	3,847.31	-	3,847.31	77.55	(3,769.76)	77.55	1,061.62
74927XAM4	1,137.92	-	1,137.92	515.50	(622.42)	515.50	9.73
76110GV40	422,736.51	-	422,736.51	416,256.92	(6,479.59)	416,256.92	378,503.80
76110GZR5	414,287.95	-	414,287.95	400,662.50	(13,625.45)	400,662.50	384,744.49
76110H4M8	48,759.89	-	48,759.89	50,023.94	1,264.05	50,023.94	66,528.91
76110HKX6	292,560.68	-	292,560.68	292,550.06	(10.62)	292,550.06	704,984.61
76110HKY4	19,962.22	-	19,962.22	22,049.68	2,087.46	22,049.68	85,676.00
761118FM5	1,228,393.01	-	1,228,393.01	1,210,782.34	(17,610.67)	1,210,782.34	1,035,287.27
761118KU1	644,428.15	-	644,428.15	636,305.35	(8,122.80)	636,305.35	391,739.95
761118NN4	702,942.79	-	702,942.79	692,968.23	(9,974.56)	692,968.23	438,002.28
761118RJ9	55,577.88	-	55,577.88	54,306.94	(1,270.94)	54,306.94	32,214.78
761118RM2	1,662,744.78	-	1,662,744.78	1,636,254.96	(26,489.82)	1,636,254.96	973,392.36
79549AYA1	204,978.88	-	204,978.88	183,051.92	(21,926.96)	183,051.92	114,038.33
79549AYB9	27,453.04	-	27,453.04	20,338.16	(7,114.88)	20,338.16	25,663.93
863579DV7	126,126.20	-	126,126.20	75,222.81	(50,903.39)	75,222.81	33,553.96
863579YR3	206,949.22	-	206,949.22	204,982.31	(1,966.91)	204,982.31	149,532.44
86358R3Q8	496,897.47	-	496,897.47	489,988.02	(6,909.45)	489,988.02	311,715.31
86358RLG0	13,720.06	-	13,720.06	4,521.57	(9,198.49)	4,521.57	10,018.54
86358RUQ8	16,994.06	-	16,994.06	16,796.57	(197.49)	16,796.57	10,319.09
86359ACD3	102,708.93	-	102,708.93	77,097.69	(25,611.24)	77,097.69	84,150.32
86359ADN0	179,481.69	-	179,481.69	129,465.58	(50,016.11)	129,465.58	122,093.35
86359AEH2	42,339.08	-	42,339.08	12,394.30	(29,944.78)	12,394.30	9,462.33
86359ANH2	147,027.11	-	147,027.11	144,732.42	(2,294.69)	144,732.42	149,710.59
86359AXX6	155,036.18	-	155,036.18	164,326.04	9,289.86	164,326.04	212,271.51
86359AZE6	57,563.81	-	57,563.81	57,500.56	(63.25)	57,500.56	72,396.93
86359BLB5	249,446.96	-	249,446.96	242,675.32	(6,771.64)	242,675.32	219,081.28
885220FS7	1,408,266.49	-	1,408,266.49	1,396,552.27	(11,714.22)	1,396,552.27	1,298,188.63

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
92922F4M7	$449,868.41	$-	$449,868.41	$446,082.64	$(3,785.77)	$446,082.64	$349,065.85
92922F5T1	731,898.74	-	731,898.74	725,506.73	(6,392.01)	725,506.73	553,092.95
92922F7Q5	765,444.39	-	765,444.39	757,553.59	(7,890.80)	757,553.59	563,814.18
92922FB72	165,657.88	-	165,657.88	164,134.90	(1,522.98)	164,134.90	109,599.29
92922FTJ7	151,121.91	-	151,121.91	146,562.07	(4,559.84)	146,562.07	116,381.07
92922FWU8	384,260.19	-	384,260.19	380,546.43	(3,713.76)	380,546.43	318,640.78
92922FZF8	947,074.14	-	947,074.14	938,318.11	(8,756.03)	938,318.11	685,144.48
92925CBB7	397,057.93	-	397,057.93	393,386.08	(3,671.85)	393,386.08	275,544.91
939336U35	214,696.15	-	214,696.15	214,218.86	(477.29)	214,218.86	236,048.32
939336X65	1,776,756.21	-	1,776,756.21	1,760,544.73	(16,211.48)	1,760,544.73	1,294,401.15
939336Z48	767,275.83	-	767,275.83	765,792.90	(1,482.93)	765,792.90	700,489.33
93934FHC9	591,359.98	-	591,359.98	583,213.59	(8,146.39)	583,213.59	352,297.10
93934FJQ6	1,453,148.19	-	1,453,148.19	1,430,974.37	(22,173.82)	1,430,974.37	866,737.11
94983CAJ6	2,742,652.71	-	2,742,652.71	2,730,066.80	(12,585.91)	2,730,066.80	2,754,727.21
94983TAE0	1,232,994.96	-	1,232,994.96	1,204,350.63	(28,644.33)	1,204,350.63	1,163,830.13
94983YAQ2	689,664.33	-	689,664.33	673,406.09	(16,258.24)	673,406.09	626,731.98
94985JAG5	3,018,319.64	-	3,018,319.64	3,013,248.94	(5,070.70)	3,013,248.94	2,701,932.79
Totals	$106,701,990.11	$-	$106,701,990.11	$104,920,573.41	$(1,781,416.70)	$104,920,573.41	$77,297,240.58

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following is the impairment listing for loan-backed and structured securities for the three months ended March 31, 2010:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
02660TGN7	$894,724.12	$-	$894,724.12	$894,460.45	$(263.67)	$894,460.45	$557,893.56
02660XAD6	842,672.54	-	842,672.54	822,336.60	(20,335.94)	822,336.60	532,487.74
040104QN4	534,299.01	-	534,299.01	521,259.73	(13,039.28)	521,259.73	456,581.44
05946XYP2	88,274.24	-	88,274.24	86,738.89	(1,535.35)	86,738.89	51,803.26
05948JAA0	34,253.69	-	34,253.69	33,736.33	(517.36)	33,736.33	24,794.48
05949AHG8	699,115.85	-	699,115.85	690,536.74	(8,579.11)	690,536.74	661,519.71
05949ALH1	286,839.66	-	286,839.66	282,565.88	(4,273.78)	282,565.88	262,117.28
05949AZG8	694,180.86	-	694,180.86	659,847.96	(34,332.90)	659,847.96	648,941.83
05950DAA8	1,464,712.25	-	1,464,712.25	1,432,826.37	(31,885.88)	1,432,826.37	1,172,497.67
06050HKX5	48,061.38	-	48,061.38	42,261.96	(5,799.42)	42,261.96	22,954.30
06050HKY3	29,998.32	-	29,998.32	1,200.35	(28,797.97)	1,200.35	9,502.72
06652DAA7	694,614.63	-	694,614.63	665,002.35	(29,612.28)	665,002.35	409,301.42
073854AB7	1,939,781.10	-	1,939,781.10	1,718,608.13	(221,172.97)	1,718,608.13	1,187,340.81
07386HMB4	298,554.25	-	298,554.25	281,529.08	(17,025.17)	281,529.08	260,845.85
07386HSP7	841,815.33	-	841,815.33	823,030.97	(18,784.36)	823,030.97	563,184.81
073879QF8	79,234.75	-	79,234.75	61,036.40	(18,198.35)	61,036.40	46,409.56
073879Z92	1,216,284.98	-	1,216,284.98	1,007,479.69	(208,805.29)	1,007,479.69	480,366.24
07820QAY1	1,807,421.41	-	1,807,421.41	1,710,534.09	(96,887.32)	1,710,534.09	1,186,850.72
12479DAC2	1,495,504.97	-	1,495,504.97	1,058,100.22	(437,404.75)	1,058,100.22	1,274,295.00
12629EAK1	169.71	-	169.71	95.25	(74.46)	95.25	838.02
12667GCB7	42,466.17	-	42,466.17	41,893.44	(572.73)	41,893.44	27,579.11
12667GME0	1,970,378.15	-	1,970,378.15	1,915,325.05	(55,053.10)	1,915,325.05	1,104,590.99
12667GR62	848,831.08	-	848,831.08	814,709.59	(34,121.49)	814,709.59	511,990.51
12667GRW5	103,049.30	-	103,049.30	87,493.24	(15,556.06)	87,493.24	53,643.96
12667GS20	1,395,194.67	-	1,395,194.67	1,359,659.15	(35,535.52)	1,359,659.15	789,076.62
12667GWF6	893,208.08	-	893,208.08	853,382.18	(39,825.90)	853,382.18	426,674.72
12668ACG8	339,284.86	-	339,284.86	329,363.69	(9,921.17)	329,363.69	285,702.87
12668ACY9	50,028.38	-	50,028.38	49,390.51	(637.87)	49,390.51	38,994.10
12668ACZ6	407,473.07	-	407,473.07	405,895.25	(1,577.82)	405,895.25	258,634.99
12668AEV3	1,060,565.23	-	1,060,565.23	1,039,650.61	(20,914.62)	1,039,650.61	627,686.23
12668AGW9	93,339.21	-	93,339.21	89,212.31	(4,126.90)	89,212.31	59,133.72
12668AVP7	707,847.82	-	707,847.82	702,897.36	(4,950.46)	702,897.36	474,416.19
126694YM4	274,608.63	-	274,608.63	272,640.44	(1,968.19)	272,640.44	154,084.11
12669EH33	29,176.14	-	29,176.14	28,909.03	(267.11)	28,909.03	22,083.65
12669FKR3	35,510.45	-	35,510.45	35,346.32	(164.13)	35,346.32	30,721.31
12669FW82	122,839.35	-	122,839.35	117,876.40	(4,962.95)	117,876.40	85,139.38
12669FXR9	38,032.63	-	38,032.63	35,765.54	(2,267.09)	35,765.54	27,851.97
12669GKH3	1,576,760.29	-	1,576,760.29	1,515,588.98	(61,171.31)	1,515,588.98	975,395.32
12669GRM5	582,441.67	-	582,441.67	568,961.25	(13,480.42)	568,961.25	337,944.34
12669GRQ6	1,545,620.68	-	1,545,620.68	1,503,728.58	(41,892.10)	1,503,728.58	975,815.80
12669GTV3	63,543.93	-	63,543.93	62,428.38	(1,115.55)	62,428.38	37,506.64
12669GUR0	470,798.93	-	470,798.93	463,381.46	(7,417.47)	463,381.46	280,483.96
161551FD3	152,636.41	-	152,636.41	151,801.34	(835.07)	151,801.34	130,316.43
17307GMQ8	2,547,764.08	-	2,547,764.08	2,504,324.06	(43,440.02)	2,504,324.06	2,496,982.40
17310UAE2	265.92	-	265.92	188.80	(77.12)	188.80	3,269.60
22540V3F7	545,074.09	-	545,074.09	165,856.34	(379,217.75)	165,856.34	308,726.34
22540VFZ0	185,092.35	-	185,092.35	176,634.59	(8,457.76)	176,634.59	158,088.35
22540VG71	11,097.06	-	11,097.06	10,386.64	(710.42)	10,386.64	9,084.40
22540VGA4	178,575.99	-	178,575.99	123,163.90	(55,412.09)	123,163.90	103,965.14
22540VQ70	213,811.18	-	213,811.18	193,480.74	(20,330.44)	193,480.74	125,101.93
22541NFL8	475,292.99	-	475,292.99	429,346.52	(45,946.47)	429,346.52	442,545.07
22541NTH2	12,037.93	-	12,037.93	2,049.21	(9,988.72)	2,049.21	6,937.94
22541Q4M1	195,066.10	-	195,066.10	39,729.11	(155,336.99)	39,729.11	124,543.08
22541QFK3	35,705.82	-	35,705.82	13,858.62	(21,847.20)	13,858.62	22,276.16
22541QQR6	204,606.68	-	204,606.68	77,290.64	(127,316.04)	77,290.64	69,315.75
22541SFL7	9.58	-	9.58	0.64	(8.94)	0.64	4.40
22541SJV1	240,481.64	-	240,481.64	65,053.70	(175,427.94)	65,053.70	64,452.44
2254W0NK7	180,587.40	-	180,587.40	116,957.89	(63,629.51)	116,957.89	115,432.00

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
23245QAA7	$231,620.76	$-	$231,620.76	$228,240.76	$(3,380.00)	$228,240.76	$148,515.83
23332UAC8	443,608.85	-	443,608.85	425,534.86	(18,073.99)	425,534.86	282,618.53
23332UAR5	1,494,547.41	-	1,494,547.41	1,394,744.90	(99,802.51)	1,394,744.90	886,781.58
23332UBG8	635,704.65	-	635,704.65	635,215.47	(489.18)	635,215.47	383,891.67
23332UBV5	1,093,737.22	-	1,093,737.22	1,041,572.48	(52,164.74)	1,041,572.48	618,132.60
23332UCM4	82,685.47	-	82,685.47	79,581.75	(3,103.72)	79,581.75	52,404.91
23332UDU5	2,284,937.72	-	2,284,937.72	2,247,937.08	(37,000.64)	2,247,937.08	1,401,500.12
251510FB4	441,712.61	-	441,712.61	434,301.58	(7,411.03)	434,301.58	337,930.20
251510NC3	1,770,272.74	-	1,770,272.74	1,646,541.16	(123,731.58)	1,646,541.16	431,651.86
30251YAB4	595,960.83	-	595,960.83	595,731.06	(229.77)	595,731.06	428,867.34
32051GZS7	1,390,049.75	-	1,390,049.75	1,338,909.36	(51,140.39)	1,338,909.36	1,225,612.81
32056CAH2	2,890,213.63	-	2,890,213.63	2,803,223.36	(86,990.27)	2,803,223.36	2,316,410.52
362341XE4	4,800,050.85	-	4,800,050.85	4,786,829.08	(13,221.77)	4,786,829.08	4,494,696.55
36242D3Z4	4,547.48	-	4,547.48	1,948.92	(2,598.56)	1,948.92	4,707.00
36242DGA5	31,561.55	-	31,561.55	11,942.91	(19,618.64)	11,942.91	26,626.32
39538RAB5	1,485,743.12	-	1,485,743.12	1,461,288.70	(24,454.42)	1,461,288.70	902,042.33
39538RBB4	1,300,587.45	-	1,300,587.45	1,266,294.48	(34,292.97)	1,266,294.48	739,509.04
40431KAA8	11,034.72	-	11,034.72	10,541.00	(493.72)	10,541.00	9,865.49
41161PA86	108,460.94	-	108,460.94	104,494.55	(3,966.39)	104,494.55	84,853.72
41161PHC0	777,691.75	-	777,691.75	750,001.79	(27,689.96)	750,001.79	486,407.48
41161PHU0	640,052.60	-	640,052.60	621,194.99	(18,857.61)	621,194.99	351,742.03
41161PLR2	1,669,990.23	-	1,669,990.23	1,637,795.06	(32,195.17)	1,637,795.06	1,017,966.68
41161PMG5	2,349,235.11	-	2,349,235.11	2,302,835.57	(46,399.54)	2,302,835.57	1,463,648.77
41161PQU0	1,278,063.78	-	1,278,063.78	1,253,061.82	(25,001.96)	1,253,061.82	797,398.68
41161PTN3	148,554.02	-	148,554.02	146,315.98	(2,238.04)	146,315.98	94,185.47
41161PWB5	693,228.90	-	693,228.90	683,122.91	(10,105.99)	683,122.91	409,342.46
43739EAP2	3,424,615.43	-	3,424,615.43	3,315,823.34	(108,792.09)	3,315,823.34	2,341,339.80
43739EBJ5	868,511.58	-	868,511.58	861,694.73	(6,816.85)	861,694.73	666,744.00
45254NJG3	128,291.25	-	128,291.25	127,853.43	(437.82)	127,853.43	89,966.94
45254NJV0	90,087.27	-	90,087.27	87,575.49	(2,511.78)	87,575.49	63,566.62
45254NJX6	12,364.50	-	12,364.50	11,013.48	(1,351.02)	11,013.48	9,065.57
45254NKD8	162,920.17	-	162,920.17	160,299.06	(2,621.11)	160,299.06	133,883.24
45254NKF3	342,781.47	-	342,781.47	342,503.23	(278.24)	342,503.23	225,429.75
45254NKX4	892,534.60	-	892,534.60	889,574.10	(2,960.50)	889,574.10	606,380.77
45254NNP8	1,855,723.64	-	1,855,723.64	1,800,881.90	(54,841.74)	1,800,881.90	1,201,979.60
45254NPA9	1,455,735.48	-	1,455,735.48	1,453,709.27	(2,026.21)	1,453,709.27	1,085,964.76
45254NPG6	42,297.94	-	42,297.94	41,649.23	(648.71)	41,649.23	26,580.35
45254NPU5	513,978.75	-	513,978.75	512,845.47	(1,133.28)	512,845.47	343,311.51
45254TMK7	46,841.22	-	46,841.22	22,460.09	(24,381.13)	22,460.09	19,538.01
45254TRX4	36,325.29	-	36,325.29	36,300.71	(24.58)	36,300.71	25,006.86
45254TSM7	448,035.03	-	448,035.03	443,062.50	(4,972.53)	443,062.50	233,198.59
45660LCN7	685,002.66	-	685,002.66	621,335.76	(63,666.90)	621,335.76	364,237.06
45660LKW8	3,109,247.70	-	3,109,247.70	3,033,714.84	(75,532.86)	3,033,714.84	1,844,455.79
45660LW96	247,683.32	-	247,683.32	241,762.33	(5,920.99)	241,762.33	145,494.90
45660LWD7	287,622.82	-	287,622.82	263,393.56	(24,229.26)	263,393.56	262,992.97
45660LYW3	315,078.91	-	315,078.91	309,390.12	(5,688.79)	309,390.12	189,043.61
45660N2J3	458,348.07	-	458,348.07	422,902.97	(35,445.10)	422,902.97	309,786.26
45660N2Y0	150,509.81	-	150,509.81	145,795.56	(4,714.25)	145,795.56	97,966.94
45660N5H4	628,065.32	-	628,065.32	585,183.77	(42,881.55)	585,183.77	381,236.96
45660NKM6	809,328.13	-	809,328.13	601,892.53	(207,435.60)	601,892.53	534,363.47
45660NRB3	416,117.76	-	416,117.76	396,252.90	(19,864.86)	396,252.90	243,596.61
45660NS30	211,629.14	-	211,629.14	198,046.60	(13,582.54)	198,046.60	155,647.01
45660NT88	10,579.44	-	10,579.44	8,817.93	(1,761.51)	8,817.93	6,019.14
45660NT96	255,620.99	-	255,620.99	215,740.37	(39,880.62)	215,740.37	149,647.44
456612AC4	65,088.94	-	65,088.94	63,395.11	(1,693.83)	63,395.11	50,065.36
45667WAA6	425,464.11	-	425,464.11	423,837.81	(1,626.30)	423,837.81	309,691.58
466247XE8	655,224.80	-	655,224.80	640,989.45	(14,235.35)	640,989.45	458,800.38
46627MBQ9	842,284.35	-	842,284.35	830,538.92	(11,745.43)	830,538.92	603,600.11
46627MCS4	613,220.93	-	613,220.93	588,679.64	(24,541.29)	588,679.64	464,239.68
52524YAF0	1,288,116.25	-	1,288,116.25	1,287,722.66	(393.59)	1,287,722.66	719,372.78
550279AA1	461,458.02	-	461,458.02	456,879.46	(4,578.56)	456,879.46	317,292.90
576433FP6	155,913.12	-	155,913.12	105,969.46	(49,943.66)	105,969.46	46,887.45
576433G42	440,467.13	-	440,467.13	432,533.62	(7,933.51)	432,533.62	258,601.02
576433GW0	95,324.25	-	95,324.25	42,888.17	(52,436.08)	42,888.17	29,069.20
576433NH5	192,626.21	-	192,626.21	100,934.92	(91,691.29)	100,934.92	112,587.22
576433YN0	139,320.04	-	139,320.04	138,132.40	(1,187.64)	138,132.40	88,891.24
576438AA3	1,164,071.64	-	1,164,071.64	1,154,522.39	(9,549.25)	1,154,522.39	972,302.04
576438AA3	1,164,071.64	-	1,164,071.64	1,154,522.39	(9,549.25)	1,154,522.39	972,302.04

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
59020UNZ4	$160,991.85	$-	$160,991.85	$159,844.74	$(1,147.11)	$159,844.74	$159,923.34
59020UXN0	31,157.97	-	31,157.97	13,590.04	(17,567.93)	13,590.04	27,410.56
61753VAG7	120.00	-	120.00	106.11	(13.89)	106.11	368.70
61913PAA0	1,227,783.81	-	1,227,783.81	1,204,581.39	(23,202.42)	1,204,581.39	1,059,115.01
61915RBB1	435,327.30	-	435,327.30	428,142.26	(7,185.04)	428,142.26	277,800.38
669884AF5	665.00	-	665.00	594.98	(70.02)	594.98	1,681.56
68383NCA9	1,071,677.05	-	1,071,677.05	1,066,860.42	(4,816.63)	1,066,860.42	749,418.91
68383NCU5	624,729.59	-	624,729.59	590,719.18	(34,010.41)	590,719.18	423,359.33
68383NDT7	847,976.88	-	847,976.88	845,734.80	(2,242.08)	845,734.80	468,351.24
68402CAC8	107,267.93	-	107,267.93	102,694.90	(4,573.03)	102,694.90	93,365.97
74927XAM4	14,203.88	-	14,203.88	6,658.74	(7,545.14)	6,658.74	25,452.34
76110H4M8	75,515.63	-	75,515.63	61,806.61	(13,709.02)	61,806.61	71,310.62
76110H5C9	14,023.56	-	14,023.56	9,011.15	(5,012.41)	9,011.15	8,730.49
76110HKX6	977,854.31	-	977,854.31	312,777.27	(665,077.04)	312,777.27	697,352.41
76110HKY4	91,675.87	-	91,675.87	25,876.86	(65,799.01)	25,876.86	87,284.00
761118FM5	1,291,650.81	-	1,291,650.81	1,260,093.64	(31,557.17)	1,260,093.64	945,349.77
761118KU1	689,559.02	-	689,559.02	667,605.21	(21,953.81)	667,605.21	413,403.82
761118NN4	740,394.52	-	740,394.52	720,204.95	(20,189.57)	720,204.95	454,045.23
761118RJ9	61,257.47	-	61,257.47	58,031.54	(3,225.93)	58,031.54	32,265.36
761118RM2	1,795,367.21	-	1,795,367.21	1,702,558.95	(92,808.26)	1,702,558.95	988,380.65
76114GAL1	24.06	-	24.06	16.93	(7.13)	16.93	1,208.89
79549AYA1	246,017.91	-	246,017.91	211,496.38	(34,521.53)	211,496.38	114,881.58
79549AYB9	48,218.19	-	48,218.19	29,828.82	(18,389.37)	29,828.82	25,987.52
81744FDK0	790,998.13	-	790,998.13	783,592.24	(7,405.89)	783,592.24	707,569.01
863579YR3	226,457.49	-	226,457.49	217,888.63	(8,568.86)	217,888.63	161,009.51
86358RLG0	42,477.75	-	42,477.75	17,498.96	(24,978.79)	17,498.96	19,500.65
86358RSJ7	8,448.24	-	8,448.24	338.06	(8,110.18)	338.06	2,644.92
86359ADN0	184,431.29	-	184,431.29	179,330.84	(5,100.45)	179,330.84	59,057.89
86359ANH2	157,196.10	-	157,196.10	152,925.20	(4,270.90)	152,925.20	119,627.22
86359AXX6	380,166.25	-	380,166.25	185,895.53	(194,270.72)	185,895.53	326,610.45
86359AZE6	114,457.50	-	114,457.50	58,216.28	(56,241.22)	58,216.28	87,712.76
87222EAJ7	3,160.99	-	3,160.99	2,074.02	(1,086.97)	2,074.02	7,463.98
885220FS7	1,482,771.62	-	1,482,771.62	1,462,110.35	(20,661.27)	1,462,110.35	1,280,226.63
929227XH4	89,398.20	-	89,398.20	29,483.72	(59,914.48)	29,483.72	83,894.49
92922F4M7	461,867.25	-	461,867.25	460,399.66	(1,467.59)	460,399.66	357,043.44
92922F5T1	754,449.65	-	754,449.65	751,621.73	(2,827.92)	751,621.73	578,679.81
92922F7Q5	811,725.75	-	811,725.75	787,474.51	(24,251.24)	787,474.51	578,388.81
92922FB72	174,033.89	-	174,033.89	171,521.41	(2,512.48)	171,521.41	109,769.44
92922FD21	37,049.05	-	37,049.05	36,967.94	(81.11)	36,967.94	28,291.29
92922FD47	1,562,212.41	-	1,562,212.41	1,532,338.45	(29,873.96)	1,532,338.45	1,128,201.83
92922FJ25	870,672.48	-	870,672.48	869,364.12	(1,308.36)	869,364.12	661,937.46
92922FTJ7	164,008.83	-	164,008.83	155,371.71	(8,637.12)	155,371.71	111,988.78
92922FWU8	406,061.49	-	406,061.49	395,865.69	(10,195.80)	395,865.69	267,934.37
92922FZF8	1,003,789.34	-	1,003,789.34	983,272.60	(20,516.74)	983,272.60	686,759.77
92925CBB7	414,114.78	-	414,114.78	408,734.53	(5,380.25)	408,734.53	286,656.08
92926SAE6	135,399.33	-	135,399.33	132,953.53	(2,445.80)	132,953.53	108,380.51
939336U35	241,906.76	-	241,906.76	227,212.63	(14,694.13)	227,212.63	228,143.69
939336X65	1,868,737.75	-	1,868,737.75	1,820,962.49	(47,775.26)	1,820,962.49	1,304,679.81
93934FHC9	613,357.14	-	613,357.14	600,364.66	(12,992.48)	600,364.66	368,478.47
93934FJQ6	1,509,523.62	-	1,509,523.62	1,488,706.67	(20,816.95)	1,488,706.67	890,797.79
94983CAJ6	2,959,095.05	-	2,959,095.05	2,858,507.34	(100,587.71)	2,858,507.34	2,845,443.88
94983EAH6	2,117,761.57	-	2,117,761.57	2,097,519.45	(20,242.12)	2,097,519.45	1,736,895.60
94983TAE0	1,308,145.55	-	1,308,145.55	1,298,811.22	(9,334.33)	1,298,811.22	1,174,715.97
94983YAQ2	742,851.35	-	742,851.35	696,119.07	(46,732.28)	696,119.07	634,009.66
L26479NN8	139,029.94	-	139,029.94	21,389.22	(117,640.72)	21,389.22	281,757.06
Totals	$117,247,144.97	$-	$117,247,144.97	$110,848,178.13	$(6,398,966.84)	$110,848,178.13	$81,512,592.53

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following is the impairment listing for loan-backed and structured securities for the three months ended December 31, 2009:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
00075WAB5	$40,979.60	$-	$40,979.60	$41,617.12	$637.52	$41,617.12	$41,150.00
004375CT6	547,210.37	-	547,210.37	498,408.11	(48,802.26)	498,408.11	275,971.09
00442GAD2	124,301.94	-	124,301.94	126,826.06	2,524.12	126,826.06	117,112.92
00442KAD3	136,394.66	-	136,394.66	132,240.00	(4,154.66)	132,240.00	100,198.47
007037BK9	23,616.73	-	23,616.73	47,532.66	23,915.93	47,532.66	47,927.40
02146YAD8	315,621.69	-	315,621.69	311,787.94	(3,833.75)	311,787.94	200,548.08
02147DAV3	44,503.08	-	44,503.08	41,864.87	(2,638.21)	41,864.87	40,283.32
02150MAB1	2,211,085.86	-	2,211,085.86	2,150,068.80	(61,017.06)	2,150,068.80	1,454,018.37
02660CAH3	22,333.30	-	22,333.30	10,209.90	(12,123.40)	10,209.90	7,276.30
02660TGN7	950,273.39	-	950,273.39	951,274.79	1,001.40	951,274.79	535,155.85
02660THL0	70,867.66	-	70,867.66	67,489.03	(3,378.63)	67,489.03	44,216.36
02660THT3	27,402.01	-	27,402.01	27,150.72	(251.29)	27,150.72	20,664.10
040104QN4	599,592.01	-	599,592.01	573,649.09	(25,942.92)	573,649.09	479,330.60
040104RV5	352,293.10	-	352,293.10	340,425.92	(11,867.18)	340,425.92	241,385.65
040104TG6	50,917.69	-	50,917.69	49,146.24	(1,771.45)	49,146.24	32,967.40
05948XR52	190,140.52	-	190,140.52	36,617.44	(153,523.08)	36,617.44	75,369.15
05948XVH1	203,010.15	-	203,010.15	41,498.42	(161,511.73)	41,498.42	71,690.11
05948XVJ7	193,850.33	-	193,850.33	13,080.33	(180,770.00)	13,080.33	43,059.13
05949ALH1	299,434.57	-	299,434.57	293,306.58	(6,127.99)	293,306.58	265,812.46
05949AZG8	796,554.20	-	796,554.20	795,049.99	(1,504.21)	795,049.99	680,837.72
05950DAA8	1,480,343.49	-	1,480,343.49	1,475,039.67	(5,303.82)	1,475,039.67	1,131,160.60
07325VAG9	69,399.67	-	69,399.67	70,753.49	1,353.82	70,753.49	61,203.01
07384YNJ1	337,698.04	-	337,698.04	313,676.87	(24,021.17)	313,676.87	324,940.40
073852AD7	78,094.81	-	78,094.81	70,170.00	(7,924.81)	70,170.00	38,460.00
07386HCP4	48,187.18	-	48,187.18	10,300.87	(37,886.31)	10,300.87	18,237.81
07386HEN7	46,376.00	-	46,376.00	4,829.68	(41,546.32)	4,829.68	9,786.95
073879QF8	82,618.55	-	82,618.55	83,465.32	846.77	83,465.32	47,359.15
073879Z92	1,225,813.23	-	1,225,813.23	1,195,468.49	(30,344.74)	1,195,468.49	396,491.48
07389VAA5	140,629.30	-	140,629.30	139,836.18	(793.12)	139,836.18	132,044.40
07400XAB4	400,011.07	-	400,011.07	381,010.00	(19,001.07)	381,010.00	190,227.80
07401EAA7	452,576.73	-	452,576.73	443,373.16	(9,203.57)	443,373.16	290,753.13
07820QAY1	1,872,110.56	-	1,872,110.56	1,860,426.29	(11,684.27)	1,860,426.29	1,199,370.05
1248MEAE9	150,341.12	-	150,341.12	133,400.00	(16,941.12)	133,400.00	125,024.53
1248MEAG4	61,812.23	-	61,812.23	58,230.00	(3,582.23)	58,230.00	54,152.93
1248RHAD9	199,354.43	-	199,354.43	188,790.00	(10,564.43)	188,790.00	115,370.36
12498NAB9	251,714.06	-	251,714.06	252,435.66	721.60	252,435.66	198,490.59
12567AAF4	103,440.32	-	103,440.32	102,681.23	(759.09)	102,681.23	97,263.92
12629EAK1	868.20	-	868.20	417.08	(451.12)	417.08	2,288.04
12638PAL3	75.64	-	75.64	63.55	(12.09)	63.55	552.55
126670WT1	637,710.20	-	637,710.20	637,955.39	245.19	637,955.39	499,837.69
12667GR62	889,858.09	-	889,858.09	884,387.20	(5,470.89)	884,387.20	520,733.71
12667GRW5	109,617.88	-	109,617.88	109,288.82	(329.06)	109,288.82	55,210.85
12667GS20	1,425,278.13	-	1,425,278.13	1,429,564.51	4,286.38	1,429,564.51	803,494.81
12667GWF6	915,258.16	-	915,258.16	909,929.03	(5,329.13)	909,929.03	470,125.53
12668A3Q6	679,661.94	-	679,661.94	677,855.31	(1,806.63)	677,855.31	249,477.79
12668A4B8	1,064,455.32	-	1,064,455.32	1,045,396.78	(19,058.54)	1,045,396.78	555,928.99
12668ACZ6	416,940.36	-	416,940.36	415,456.05	(1,484.31)	415,456.05	248,688.79
12668AEV3	1,094,281.53	-	1,094,281.53	1,088,596.67	(5,684.86)	1,088,596.67	634,375.32
12668APF6	25,374.23	-	25,374.23	20,727.64	(4,646.59)	20,727.64	32,296.98
12668BAU7	21,391.72	-	21,391.72	19,098.77	(2,292.95)	19,098.77	22,340.16
12668BB77	5,375,511.77	-	5,375,511.77	5,320,896.59	(54,615.18)	5,320,896.59	3,261,967.96
126694YM4	294,044.22	-	294,044.22	284,718.25	(9,325.97)	284,718.25	145,454.64
12669EH33	29,967.07	-	29,967.07	29,182.10	(784.97)	29,182.10	21,858.10
12669FVD2	111,189.19	-	111,189.19	110,229.37	(959.82)	110,229.37	103,932.60

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
12669FXR9	$39,525.02	$-	$39,525.02	$39,496.67	$(28.35)	$39,496.67	$26,205.72
12669GKH3	1,624,882.69	-	1,624,882.69	1,617,720.98	(7,161.71)	1,617,720.98	987,642.54
12669GRM5	558,473.82	-	558,473.82	607,659.45	49,185.63	607,659.45	341,117.44
12669GRQ6	1,674,000.21	-	1,674,000.21	1,621,720.68	(52,279.53)	1,621,720.68	988,505.91
12669GTV3	64,891.41	-	64,891.41	64,766.56	(124.85)	64,766.56	35,498.14
12669GUR0	488,337.63	-	488,337.63	484,674.30	(3,663.33)	484,674.30	282,475.20
12669UBB5	65,531.94	-	65,531.94	64,555.24	(976.70)	64,555.24	60,591.00
17310UAE2	414.80	-	414.80	270.00	(144.80)	270.00	3,210.00
22540V3F7	574,715.27	-	574,715.27	556,247.87	(18,467.40)	556,247.87	296,071.38
22541Q4M1	251,506.46	-	251,506.46	196,005.18	(55,501.28)	196,005.18	122,665.32
22541QJR4	156,325.07	-	156,325.07	45,098.28	(111,226.79)	45,098.28	64,847.10
22541QV25	74,278.57	-	74,278.57	3,588.94	(70,689.63)	3,588.94	9,479.54
2254W0KK0	1,636.67	-	1,636.67	1,843.85	207.18	1,843.85	24,335.51
23243AAD8	115,345.80	-	115,345.80	114,400.32	(945.48)	114,400.32	69,317.05
23244LAB7	36,218.60	-	36,218.60	31,640.00	(4,578.60)	31,640.00	33,922.00
23245QAA7	238,791.70	-	238,791.70	238,123.93	(667.77)	238,123.93	157,116.35
23248AAJ0	109,846.42	-	109,846.42	105,234.80	(4,611.62)	105,234.80	94,172.15
23332UCM4	83,795.34	-	83,795.34	83,692.18	(103.16)	83,692.18	52,319.20
25150PAD1	18.50	-	18.50	13.35	(5.15)	13.35	19.54
30251YAB4	619,622.00	-	619,622.00	619,560.04	(61.96)	619,560.04	445,783.33
32051DRA2	14,449.90	-	14,449.90	14,093.18	(356.72)	14,093.18	13,224.57
32051GBV6	48,601.36	-	48,601.36	33,286.35	(15,315.01)	33,286.35	37,939.89
32051GVN2	756,104.42	-	756,104.42	733,056.28	(23,048.14)	733,056.28	728,013.58
32051GZS7	1,393,975.08	-	1,393,975.08	1,386,720.00	(7,255.08)	1,386,720.00	1,194,100.16
32056CAH2	2,883,821.15	-	2,883,821.15	2,879,280.00	(4,541.15)	2,879,280.00	2,165,166.17
35729RAE6	229,523.05	-	229,523.05	225,158.95	(4,364.10)	225,158.95	196,043.94
362334EB6	619,791.82	-	619,791.82	600,458.90	(19,332.92)	600,458.90	478,960.52
36242D3Z4	7,190.72	-	7,190.72	4,845.00	(2,345.72)	4,845.00	4,469.70
36242DGA5	59,299.57	-	59,299.57	32,885.38	(26,414.19)	32,885.38	30,959.43
362437AC9	327,406.73	-	327,406.73	330,796.10	3,389.37	330,796.10	272,044.15
362480AD7	260,265.57	-	260,265.57	254,673.04	(5,592.53)	254,673.04	136,162.00
39538RBB4	1,330,292.00	-	1,330,292.00	1,328,363.57	(1,928.43)	1,328,363.57	745,782.44
39539GAA0	543,753.86	-	543,753.86	546,796.93	3,043.07	546,796.93	315,164.29
40430HEB0	6,935.37	-	6,935.37	5,525.00	(1,410.37)	5,525.00	12,417.00
40430HFL7	190,624.18	-	190,624.18	190,580.00	(44.18)	190,580.00	143,050.00
40430MAB3	41,265.80	-	41,265.80	45,932.32	4,666.52	45,932.32	34,826.50
40431HAT4	(134.52)	-	(134.52)	8.62	143.14	8.62	2,413.72
40431KAE0	551,885.24	-	551,885.24	530,985.00	(20,900.24)	530,985.00	487,414.41
41161PA86	112,593.99	-	112,593.99	113,513.91	919.92	113,513.91	92,006.70
41161PHC0	797,327.74	-	797,327.74	788,862.27	(8,465.47)	788,862.27	514,816.60
41161PHU0	650,354.45	-	650,354.45	647,115.15	(3,239.30)	647,115.15	396,578.01
41161PLR2	1,705,814.72	-	1,705,814.72	1,697,937.25	(7,877.47)	1,697,937.25	1,011,354.71
41161PMG5	2,419,551.32	-	2,419,551.32	2,403,730.34	(15,820.98)	2,403,730.34	1,439,167.38
41161PQU0	1,316,980.92	-	1,316,980.92	1,305,196.95	(11,783.97)	1,305,196.95	756,350.22
41161PTN3	151,805.38	-	151,805.38	150,863.73	(941.65)	150,863.73	82,975.68
41161PWB5	710,718.91	-	710,718.91	706,019.06	(4,699.85)	706,019.06	396,821.83
41164LAB5	1,419,508.13	-	1,419,508.13	1,393,571.68	(25,936.45)	1,393,571.68	710,171.19
43739EAP2	3,520,348.31	-	3,520,348.31	3,514,276.79	(6,071.52)	3,514,276.79	1,979,133.42
43739EBJ5	903,187.10	-	903,187.10	902,030.34	(1,156.76)	902,030.34	646,560.15
45254NNP8	1,912,632.97	-	1,912,632.97	1,890,544.59	(22,088.38)	1,890,544.59	1,214,860.42
45254NPA9	1,510,579.29	-	1,510,579.29	1,510,519.68	(59.61)	1,510,519.68	972,265.55
45254NPG6	47,773.28	-	47,773.28	47,461.54	(311.74)	47,461.54	26,146.68
45254NPU5	531,101.50	-	531,101.50	531,155.09	53.59	531,155.09	303,882.33
45254TSM7	467,264.14	-	467,264.14	463,787.82	(3,476.32)	463,787.82	188,857.39
45660L4P1	8,621.76	-	8,621.76	224.57	(8,397.19)	224.57	449.13
45660LGX1	7,297.70	-	7,297.70	3,543.86	(3,753.84)	3,543.86	5,888.58
45660LVD8	3,083.52	-	3,083.52	2,362.42	(721.10)	2,362.42	3,409.33
45660LW96	268,591.76	-	268,591.76	254,314.76	(14,277.00)	254,314.76	145,509.89
45660LWD7	294,786.76	-	294,786.76	298,213.95	3,427.19	298,213.95	246,260.88
45660LYW3	354,526.86	-	354,526.86	339,554.89	(14,971.97)	339,554.89	180,018.91
45660N5H4	673,093.50	-	673,093.50	659,474.26	(13,619.24)	659,474.26	438,341.00
45660NRB3	461,814.48	-	461,814.48	421,909.93	(39,904.55)	421,909.93	242,336.66
45667WAA6	451,021.01	-	451,021.01	455,855.38	4,834.37	455,855.38	260,733.44
45667WAC2	19,343.09	-	19,343.09	27,484.55	8,141.46	27,484.55	22,564.83

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
466247XE8	$673,546.81	$-	$673,546.81	$672,871.06	$(675.75)	$672,871.06	$440,480.85
46626CBS8	84,419.53	-	84,419.53	83,142.14	(1,277.39)	83,142.14	129,547.10
466286AH4	56.70	-	56.70	40.00	(16.70)	40.00	89.22
525226AL0	52,869.83	-	52,869.83	49,830.00	(3,039.83)	49,830.00	5,565.00
525229AG5	78,318.03	-	78,318.03	67,660.00	(10,658.03)	67,660.00	55,382.72
52524VAG4	1,431,560.26	-	1,431,560.26	1,425,789.45	(5,770.81)	1,425,789.45	868,776.15
52524YAF0	1,330,313.66	-	1,330,313.66	1,323,958.37	(6,355.29)	1,323,958.37	718,348.63
576433FP6	166,758.86	-	166,758.86	155,795.41	(10,963.45)	155,795.41	47,122.48
576433GW0	129,899.92	-	129,899.92	95,595.91	(34,304.01)	95,595.91	32,822.87
576444AA1	(27.38)	-	(27.38)	-	27.38	-	-
590212AB2	44,715.26	-	44,715.26	43,830.90	(884.36)	43,830.90	45,145.86
59024UAB7	136,248.71	-	136,248.71	139,002.32	2,753.61	139,002.32	131,744.60
617451DQ9	199,522.46	-	199,522.46	197,919.71	(1,602.75)	197,919.71	167,749.72
61750FAE0	47,716.69	-	47,716.69	43,850.00	(3,866.69)	43,850.00	34,961.57
61751JAQ4	1,929.02	-	1,929.02	1,080.00	(849.02)	1,080.00	3,751.80
61753VAG7	171.19	-	171.19	120.00	(51.19)	120.00	405.73
61755FAE5	656.92	-	656.92	320.00	(336.92)	320.00	1,976.38
61915RBB1	455,534.41	-	455,534.41	451,268.11	(4,266.30)	451,268.11	288,568.67
638728AC9	129,822.30	-	129,822.30	125,070.00	(4,752.30)	125,070.00	101,801.43
64352VQR5	567,667.53	-	567,667.53	545,735.99	(21,931.54)	545,735.99	506,496.40
65106FAB8	559,475.56	-	559,475.56	539,684.72	(19,790.84)	539,684.72	381,133.39
65106FAG7	21,383.20	-	21,383.20	11,100.00	(10,283.20)	11,100.00	37,644.36
65535VUS5	271,622.40	-	271,622.40	278,039.67	6,417.27	278,039.67	217,892.60
669884AF5	1,542.86	-	1,542.86	900.00	(642.86)	900.00	1,626.44
74922MAB7	168,040.38	-	168,040.38	177,534.78	9,494.40	177,534.78	103,548.11
74922MAC5	67,973.80	-	67,973.80	67,393.37	(580.43)	67,393.37	40,310.37
74924YAH6	961.58	-	961.58	450.00	(511.58)	450.00	973.10
74951PBT4	362,965.75	-	362,965.75	190,917.07	(172,048.68)	190,917.07	219,714.77
74951PBV9	145,318.79	-	145,318.79	43,239.87	(102,078.92)	43,239.87	74,611.01
75114NAA2	1,414,024.73	-	1,414,024.73	1,421,777.52	7,752.79	1,421,777.52	803,856.66
75114NAB0	224,477.34	-	224,477.34	236,258.08	11,780.74	236,258.08	140,718.40
75970JAL0	10,485.15	-	10,485.15	8,340.00	(2,145.15)	8,340.00	15,783.00
75971EAK2	5,795.97	-	5,795.97	5,100.00	(695.97)	5,100.00	14,144.50
76110GJ85	664,062.51	-	664,062.51	629,831.11	(34,231.40)	629,831.11	526,056.81
76110H4M8	84,729.19	-	84,729.19	86,608.66	1,879.47	86,608.66	48,630.06
76110HKX6	1,271,222.16	-	1,271,222.16	996,875.80	(274,346.36)	996,875.80	704,594.43
76110HKY4	239,602.43	-	239,602.43	97,123.49	(142,478.94)	97,123.49	88,503.30
761118FM5	1,385,807.66	-	1,385,807.66	1,358,709.71	(27,097.95)	1,358,709.71	964,194.95
761118FQ6	(735.56)	-	(735.56)	93.28	828.84	93.28	111.26
761118NN4	770,909.92	-	770,909.92	766,503.27	(4,406.65)	766,503.27	448,944.27
761118RJ9	64,994.94	-	64,994.94	65,169.60	174.66	65,169.60	32,771.60
761118WP9	1,485,188.29	-	1,485,188.29	1,509,506.38	24,318.09	1,509,506.38	844,585.88
761118WS3	29.61	-	29.61	17.52	(12.09)	17.52	17.43
79549ASM2	85,161.38	-	85,161.38	86,686.89	1,525.51	86,686.89	57,903.29
79549AYA1	258,248.88	-	258,248.88	251,975.44	(6,273.44)	251,975.44	115,069.68
79549AYB9	57,530.44	-	57,530.44	49,428.31	(8,102.13)	49,428.31	25,701.01
81379EAA0	72,774.42	-	72,774.42	69,685.13	(3,089.29)	69,685.13	58,049.55
81879MAX7	5,200.94	-	5,200.94	3,120.00	(2,080.94)	3,120.00	5,685.12
84752CAE7	48,806.97	-	48,806.97	46,960.00	(1,846.97)	46,960.00	16,967.50
863579DV7	160,584.52	-	160,584.52	151,821.72	(8,762.80)	151,821.72	25,196.59
863579GG7	5,894.18	-	5,894.18	3,448.27	(2,445.91)	3,448.27	4,548.40
863579YR3	235,766.99	-	235,766.99	237,421.64	1,654.65	237,421.64	163,982.11
86358BAH5	602.33	-	602.33	400.00	(202.33)	400.00	638.83
86358RUR6	44,703.88	-	44,703.88	2,663.43	(42,040.45)	2,663.43	7,985.87
86359A6A6	1,018,886.48	-	1,018,886.48	448,965.43	(569,921.05)	448,965.43	710,679.87
86359ACD3	100,232.63	-	100,232.63	110,711.34	10,478.71	110,711.34	90,501.24
86359ACE1	34,079.33	-	34,079.33	22,911.25	(11,168.08)	22,911.25	40,028.47
86359AEH2	65,155.02	-	65,155.02	42,739.18	(22,415.84)	42,739.18	8,938.36
86359ANH2	165,678.06	-	165,678.06	164,308.64	(1,369.42)	164,308.64	124,618.05
86359AXX6	558,921.25	-	558,921.25	399,238.38	(159,682.87)	399,238.38	335,847.02
86359AZE6	187,375.97	-	187,375.97	114,300.01	(73,075.96)	114,300.01	87,364.26
86359BLS8	(262.45)	-	(262.45)	29,634.94	29,897.39	29,634.94	3,218.01
86363DAA9	1,219,188.22	-	1,219,188.22	1,212,309.13	(6,879.09)	1,212,309.13	655,517.72
86363HAB8	418,218.09	-	418,218.09	455,565.95	37,347.86	455,565.95	383,963.45
872227AM5	3,074.21	-	3,074.21	2,760.00	(314.21)	2,760.00	22,521.42

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
929227QB5	$13,730.14	$-	$13,730.14	$12,566.15	$(1,163.99)	$12,566.15	$10,137.97
92922FZF8	1,046,583.58	-	1,046,583.58	1,039,976.45	(6,607.13)	1,039,976.45	708,528.28
92925CBB7	433,660.12	-	433,660.12	427,407.46	(6,252.66)	427,407.46	280,503.91
939335P90	3,416.50	-	3,416.50	621.71	(2,794.79)	621.71	2,633.01
9393363A9	17,295.29	-	17,295.29	15,570.67	(1,724.62)	15,570.67	16,304.41
9393365V1	39,236.11	-	39,236.11	38,320.15	(915.96)	38,320.15	32,715.36
939336X65	1,946,524.02	-	1,946,524.02	1,935,272.75	(11,251.27)	1,935,272.75	1,208,239.19
93934FJQ6	1,590,251.89	-	1,590,251.89	1,571,735.72	(18,516.17)	1,571,735.72	911,555.64
93934XAB9	276,681.58	-	276,681.58	273,634.88	(3,046.70)	273,634.88	274,930.53
93935AAE2	9,595.49	-	9,595.49	16,798.04	7,202.55	16,798.04	17,529.51
93936JAM4	685.62	-	685.62	217.25	(468.37)	217.25	9,276.07
9497EVAF2	1,020.53	-	1,020.53	625.00	(395.53)	625.00	1,081.40
94983TAE0	1,355,220.28	-	1,355,220.28	1,344,324.96	(10,895.32)	1,344,324.96	1,150,154.56
94983VAC9	3,705,240.67	-	3,705,240.67	3,574,832.45	(130,408.22)	3,574,832.45	3,471,148.94
94983YAQ2	768,030.08	-	768,030.08	760,604.69	(7,425.39)	760,604.69	618,929.41
Totals	$94,759,892.12	$-	$94,759,892.12	$91,319,792.71	$(3,440,099.41)	$91,319,792.71	$61,154,481.79

The following is the impairment listing for loan-backed and structured securities for the three months ended September 30, 2009:
CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
00075WAB5	$54,515.28	$-	$54,515.28	$52,958.42	$(1,556.86)	$52,958.42	$45,425.70
004375CT6	413,257.00	143,038.74	556,295.74	551,600.42	(4,695.32)	551,600.42	438,691.19
00442GAD2	165,911.30	6,411.54	172,322.84	150,821.07	(21,501.77)	150,821.07	131,390.97
00442JAE4	372,629.91	127,056.82	499,686.73	410,412.04	(89,274.69)	410,412.04	274,323.84
00442KAD3	140,111.68	31,045.19	171,156.87	136,394.66	(34,762.21)	136,394.66	85,435.80
00442LAD1	161,945.11	(8,349.97)	153,595.14	116,372.93	(37,222.21)	116,372.93	90,557.07
007037BK9	90,478.99	15,050.75	105,529.74	57,392.97	(48,136.77)	57,392.97	42,996.75
01853GAB6	20,285.98	49,369.87	69,655.85	69,671.65	15.80	69,671.65	91,298.65
02146YAD8	376,334.05	(25,600.98)	350,733.07	321,951.81	(28,781.26)	321,951.81	179,696.62
02147CAA1	680,929.55	(46,338.88)	634,590.67	634,628.55	37.88	634,628.55	408,482.17
02147DAV3	54,628.32	11,425.10	66,053.42	54,854.60	(11,198.82)	54,854.60	37,815.84
02150MAB1	2,629,063.01	(314,613.70)	2,314,449.31	2,211,085.86	(103,363.45)	2,211,085.86	1,448,449.64
02660CAH3	16,685.05	8,426.36	25,111.41	25,120.83	9.42	25,120.83	8,429.97
02660TGN7	1,001,701.06	-	1,001,701.06	990,332.41	(11,368.65)	990,332.41	532,685.75
02660THL0	86,207.12	(11,367.10)	74,840.02	70,867.66	(3,972.36)	70,867.66	32,158.74
02660THT3	20,754.19	13,594.80	34,348.99	32,822.21	(1,526.78)	32,822.21	23,602.72
02660TJB0	3,544,620.35	(28,527.11)	3,516,093.24	3,472,228.57	(43,864.67)	3,472,228.57	1,667,846.99
02660XAD6	960,579.29	(24,217.55)	936,361.74	923,771.35	(12,590.39)	923,771.35	510,460.32
040104QN4	668,988.53	-	668,988.53	664,892.25	(4,096.28)	664,892.25	551,720.69
040104RV5	483,448.04	(15,346.16)	468,101.88	393,008.81	(75,093.07)	393,008.81	265,004.00
040104TG6	62,886.08	(337.46)	62,548.62	51,612.30	(10,936.32)	51,612.30	30,670.00
04544TAB7	122,227.14	(25,298.29)	96,928.85	96,928.86	0.01	96,928.86	112,263.31
05535DCF9	1,408,550.33	(153,637.19)	1,254,913.14	1,254,913.14	-	1,254,913.14	824,744.54
05615TAA0	1,251,756.54	(322,056.54)	929,700.00	929,700.00	-	929,700.00	270,000.00
05946XJW4	28,991.08	(20,058.90)	8,932.18	8,931.56	(0.62)	8,931.56	26,915.99
05946XYP2	99,778.65	-	99,778.65	92,984.42	(6,794.23)	92,984.42	54,111.63
05948XVJ7	180,234.91	25,954.32	206,189.23	199,836.41	(6,352.82)	199,836.41	44,880.80
05949AGR5	356,453.17	-	356,453.17	354,473.71	(1,979.46)	354,473.71	305,113.23
05949AHG8	788,513.13	-	788,513.13	775,095.60	(13,417.53)	775,095.60	713,246.18
05949ALH1	320,448.10	-	320,448.10	317,165.50	(3,282.60)	317,165.50	275,590.73
06050HKY3	18,948.66	11,378.92	30,327.58	30,060.24	(267.34)	30,060.24	9,656.59
06652DAA7	753,965.75	(23,536.55)	730,429.20	727,776.65	(2,652.55)	727,776.65	400,955.82
07325VAG9	85,707.72	(827.79)	84,879.93	74,701.24	(10,178.69)	74,701.24	54,845.39
07384MS60	1,332,896.89	(168,213.06)	1,164,683.83	1,160,669.74	(4,014.09)	1,160,669.74	976,483.63
07384MV33	7,286.37	19,293.52	26,579.89	27,669.23	1,089.34	27,669.23	30,540.45
073852AD7	140,492.11	(42,021.20)	98,470.91	78,094.81	(20,376.10)	78,094.81	52,794.00
073854AB7	1,934,118.95	216,402.41	2,150,521.36	1,888,178.10	(262,343.26)	1,888,178.10	1,276,348.54
073860AB4	105,506.59	629.97	106,136.56	95,352.53	(10,784.03)	95,352.53	69,566.40
07386HCP4	74,859.57	24,314.69	99,174.26	49,939.43	(49,234.83)	49,939.43	18,240.98
07386HEN7	39,866.89	12,709.94	52,576.83	49,696.37	(2,880.46)	49,696.37	10,721.71
07386HJL6	28,985.44	9,111.07	38,096.51	19,137.58	(18,958.93)	19,137.58	31,025.76

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
07386HSF9	$81,735.99	$1,810.74	$83,546.73	$33,711.61	$(49,835.12)	$33,711.61	$44,137.99
07386HSP7	942,789.86	-	942,789.86	934,354.48	(8,435.38)	934,354.48	588,423.44
073879QF8	99,987.05	(7,445.86)	92,541.19	88,148.95	(4,392.24)	88,148.95	48,921.91
073879Z92	1,191,456.17	117,157.28	1,308,613.45	1,193,280.81	(115,332.64)	1,193,280.81	432,571.16
07389VAA5	177,709.30	(18,459.91)	159,249.39	151,211.91	(8,037.48)	151,211.91	140,511.33
07400XAB4	684,532.80	(252,846.68)	431,686.12	400,011.07	(31,675.05)	400,011.07	198,123.59
07401EAA7	554,695.88	-	554,695.88	480,476.44	(74,219.44)	480,476.44	309,258.89
07401LBA0	20,185.26	8,358.74	28,544.00	24,493.97	(4,050.03)	24,493.97	26,751.93
07401UAB9	-	31,134.23	31,134.23	-	(31,134.23)	-	-
07820QAY1	1,963,634.93	(49,516.98)	1,914,117.95	1,904,440.30	(9,677.65)	1,904,440.30	1,197,167.12
1248MEAE9	220,336.10	(16,561.85)	203,774.25	150,341.12	(53,433.13)	150,341.12	129,009.18
1248MEAG4	67,036.31	9,018.31	76,054.62	61,812.23	(14,242.39)	61,812.23	51,782.11
1248MGAJ3	28,877.25	(624.46)	28,252.79	28,249.63	(3.16)	28,249.63	28,565.32
1248RHAD9	207,239.90	28,151.12	235,391.02	201,329.81	(34,061.21)	201,329.81	112,603.89
12498NAB9	318,264.34	(3,676.97)	314,587.37	284,168.08	(30,419.29)	284,168.08	227,122.26
12544WAK3	173,604.51	(57,634.39)	115,970.12	115,968.80	(1.32)	115,968.80	169,083.23
12567AAF4	79,672.66	28,121.33	107,793.99	108,663.62	869.63	108,663.62	121,121.24
12629EAK1	2,797.55	1,081.15	3,878.70	1,040.82	(2,837.88)	1,040.82	3,241.85
12629EAL9	528.25	150.99	679.24	83.75	(595.49)	83.75	192.86
12638PAL3	1,084.59	(31.35)	1,053.24	119.03	(934.21)	119.03	1,081.86
12666XAB3	291,010.99	(99,850.10)	191,160.89	173,742.87	(17,418.02)	173,742.87	189,430.15
126670HG6	1,068,437.13	-	1,068,437.13	1,068,809.40	372.27	1,068,809.40	1,152,077.25
126670TU2	18,522.46	(640.74)	17,881.72	17,144.66	(737.06)	17,144.66	15,102.50
126670WT1	718,557.40	(18,000.48)	700,556.92	683,269.36	(17,287.56)	683,269.36	508,547.03
12667FBJ3	387,471.34	79,391.48	466,862.82	388,882.28	(77,980.54)	388,882.28	256,899.47
12667G4D2	1,914.31	294.13	2,208.44	2,209.21	0.77	2,209.21	2,768.26
12667GME0	2,083,323.04	(32,858.17)	2,050,464.87	2,046,739.51	(3,725.36)	2,046,739.51	1,130,869.41
12667GR62	972,835.12	(53,475.59)	919,359.53	908,602.96	(10,756.57)	908,602.96	522,615.71
12667GRW5	125,700.05	(9,198.90)	116,501.15	112,897.07	(3,604.08)	112,897.07	38,316.40
12667GS20	1,539,084.67	(69,099.54)	1,469,985.13	1,463,724.61	(6,260.52)	1,463,724.61	838,604.56
12667GWF6	1,060,792.71	(76,779.08)	984,013.63	938,704.15	(45,309.48)	938,704.15	573,163.25
12668A3Q6	813,773.37	(89,306.50)	724,466.87	707,365.42	(17,101.45)	707,365.42	256,175.52
12668A4B8	1,173,181.75	(87,497.06)	1,085,684.69	1,085,684.69	-	1,085,684.69	572,279.11
12668AAY1	26,733.77	1,660.84	28,394.61	28,422.56	27.95	28,422.56	45,938.83
12668ACG8	371,744.09	(11,387.44)	360,356.65	360,356.65	-	360,356.65	268,595.59
12668ACZ6	461,514.55	(17,831.21)	443,683.34	424,336.88	(19,346.46)	424,336.88	244,027.86
12668AEV3	1,235,535.99	(79,005.91)	1,156,530.08	1,121,588.22	(34,941.86)	1,121,588.22	666,244.56
12668AGW9	106,795.86	(6,538.02)	100,257.84	98,013.78	(2,244.06)	98,013.78	59,960.00
12668APF6	34,610.55	-	34,610.55	33,715.36	(895.19)	33,715.36	24,749.62
12668AVP7	783,640.11	(13,010.78)	770,629.33	764,084.31	(6,545.02)	764,084.31	418,174.97
12668BAU7	27,688.30	7,805.68	35,493.98	35,776.01	282.03	35,776.01	44,378.57
12668BB77	6,292,480.46	(262,969.05)	6,029,511.41	5,457,795.46	(571,715.95)	5,457,795.46	3,180,219.62
12668BE33	2,830,867.14	-	2,830,867.14	2,684,874.97	(145,992.17)	2,684,874.97	1,413,324.94
126694N46	254,242.90	-	254,242.90	239,411.23	(14,831.67)	239,411.23	119,213.92
12669FKR3	37,041.23	(1,191.43)	35,849.80	35,880.41	30.61	35,880.41	27,584.24
12669FP23	251,960.94	(3,202.57)	248,758.37	151,402.18	(97,356.19)	151,402.18	211,030.43
12669FP31	48,499.86	25,807.15	74,307.01	74,377.85	70.84	74,377.85	337,380.92
12669FVD2	128,612.03	(7,570.67)	121,041.36	118,511.48	(2,529.88)	118,511.48	106,225.96
12669FW82	130,972.73	(1,621.97)	129,350.76	128,448.73	(902.03)	128,448.73	87,663.44
12669GKH3	1,694,207.08	(33,426.70)	1,660,780.38	1,653,911.20	(6,869.18)	1,653,911.20	983,006.38
12669GRM5	708,888.31	(69,708.89)	639,179.42	636,739.30	(2,440.12)	636,739.30	322,764.42
12669GRQ6	1,887,708.26	(195,761.81)	1,691,946.45	1,691,953.69	7.24	1,691,953.69	847,064.30
12669GTV3	71,858.14	-	71,858.14	69,552.02	(2,306.12)	69,552.02	37,478.51
12669GUR0	518,734.65	-	518,734.65	495,443.84	(23,290.81)	495,443.84	285,295.56
14454AAB5	452,854.41	(5,094.20)	447,760.21	391,617.22	(56,142.99)	391,617.22	427,194.57
17307GMQ8	3,558,965.45	(208,750.54)	3,350,214.91	3,350,214.91	-	3,350,214.91	3,143,019.77
17307GPE2	2,579,304.52	(673,194.63)	1,906,109.89	1,906,109.90	0.01	1,906,109.90	1,707,691.50
17307GYD4	685,931.04	(7,691.78)	678,239.26	678,239.26	-	678,239.26	679,516.32
17309MAB9	1,220,291.19	(36,808.73)	1,183,482.46	1,009,809.45	(173,673.01)	1,009,809.45	843,312.31
17310UAE2	4,329.00	(2,342.82)	1,986.18	414.80	(1,571.38)	414.80	3,181.50
17311YAC7	195,148.24	37,554.10	232,702.34	184,426.74	(48,275.60)	184,426.74	130,178.83
17312TAH6	147,737.45	(17,664.95)	130,072.50	112,327.02	(17,745.48)	112,327.02	119,726.33
22540V3F7	448,029.34	138,974.78	587,004.12	583,731.67	(3,272.45)	583,731.67	120,335.00
22540VQ70	171,693.49	47,659.24	219,352.73	216,950.43	(2,402.30)	216,950.43	119,503.06
22541NBT5	169,068.20	69,318.56	238,386.76	223,551.63	(14,835.13)	223,551.63	135,225.73
22541NFL8	504,443.50	(12,411.75)	492,031.75	492,031.75	-	492,031.75	226,203.78
22541Q4M1	134,083.80	127,760.05	261,843.85	258,057.88	(3,785.97)	258,057.88	125,050.36
22541QFK3	47,748.29	(10,961.51)	36,786.78	36,777.35	(9.43)	36,777.35	32,894.33
22541QJR4	92,649.14	75,601.74	168,250.88	161,597.92	(6,652.96)	161,597.92	73,770.75

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
22541QV25	$61,925.93	$24,738.97	$86,664.90	$85,450.32	$(1,214.58)	$85,450.32	$9,765.06
22541SFL7	13.60	(1.65)	11.95	1.08	(10.87)	1.08	7.96
22541SJV1	242,629.88	(131.75)	242,498.13	242,498.14	0.01	242,498.14	57,056.26
22541SRC4	127,179.80	27,319.23	154,499.03	154,499.03	-	154,499.03	112,613.74
225458RG5	12,330.53	(7,873.83)	4,456.70	4,456.70	-	4,456.70	4,781.69
2254W0KK0	35,543.14	(28,364.77)	7,178.37	3,150.95	(4,027.42)	3,150.95	24,334.44
2254W0NK7	238,153.31	(24,730.22)	213,423.09	181,880.23	(31,542.86)	181,880.23	123,515.47
23243AAD8	142,285.97	(11,285.00)	131,000.97	117,626.53	(13,374.44)	117,626.53	67,569.78
23244LAB7	49,952.96	(8,058.36)	41,894.60	36,218.60	(5,676.00)	36,218.60	30,030.00
23245QAA7	256,660.16	(10,653.62)	246,006.54	242,634.57	(3,371.97)	242,634.57	135,703.64
23248AAJ0	142,350.62	(9,616.34)	132,734.28	118,302.25	(14,432.03)	118,302.25	97,176.55
23332UAC8	463,567.49	(122.33)	463,445.16	457,679.03	(5,766.13)	457,679.03	264,333.87
23332UBV5	1,262,475.20	(81,086.26)	1,181,388.94	1,181,388.94	-	1,181,388.94	729,993.97
23332UCM4	87,814.95	-	87,814.95	85,834.49	(1,980.46)	85,834.49	53,585.69
23332UDU5	2,501,507.03	(71,848.28)	2,429,658.75	2,419,289.06	(10,369.69)	2,419,289.06	1,454,776.43
23332UFV1	146,162.66	(6,794.23)	139,368.43	139,368.43	-	139,368.43	76,733.07
25150PAD1	821.32	(408.37)	412.95	49.10	(363.85)	49.10	113.82
251510FB4	542,555.36	(13,837.33)	528,718.03	479,688.96	(49,029.07)	479,688.96	347,830.70
251510NC3	1,080,338.82	694,279.91	1,774,618.73	1,771,649.87	(2,968.86)	1,771,649.87	366,862.10
26410MAF7	872,309.43	(459,593.15)	412,716.28	450,112.10	37,395.82	450,112.10	87,858.00
26410WAD0	549,847.45	261,057.32	810,904.77	476,484.84	(334,419.93)	476,484.84	131,787.00
30247DAD3	33,623.21	-	33,623.21	27,394.41	(6,228.80)	27,394.41	16,394.00
316599AB5	32,110.48	-	32,110.48	31,122.12	(988.36)	31,122.12	30,141.46
318340AB2	48,931.70	5,605.92	54,537.62	53,911.36	(626.26)	53,911.36	20,656.88
32051DRA2	15,322.44	-	15,322.44	14,502.95	(819.49)	14,502.95	13,399.80
32051DV33	75,052.24	(4,364.38)	70,687.86	70,693.14	5.28	70,693.14	58,698.83
32051GBV6	50,608.95	-	50,608.95	49,241.70	(1,367.25)	49,241.70	64,090.77
32051GVN2	914,769.65	-	914,769.65	907,582.45	(7,187.20)	907,582.45	863,077.80
32051GZS7	1,544,886.14	(98,988.56)	1,445,897.58	1,393,975.08	(51,922.50)	1,393,975.08	1,137,586.72
32056CAH2	3,023,067.64	(120,652.34)	2,902,415.30	2,883,821.15	(18,594.15)	2,883,821.15	2,206,993.85
35729RAE6	333,064.65	(5,793.83)	327,270.82	254,281.87	(72,988.95)	254,281.87	262,069.30
36228FU38	33,285.42	(5,847.24)	27,438.18	27,533.38	95.20	27,533.38	33,840.33
362334EB6	758,873.24	(24,723.78)	734,149.46	672,496.87	(61,652.59)	672,496.87	505,488.38
362334FS8	163,465.58	(5,732.51)	157,733.07	138,412.70	(19,320.37)	138,412.70	97,745.92
362341SG5	44,505.60	(8,727.89)	35,777.71	35,784.03	6.32	35,784.03	38,234.01
362341XE4	5,290,533.21	(238,997.73)	5,051,535.48	5,054,663.20	3,127.72	5,054,663.20	4,375,036.70
36242D3Z4	12,459.03	2,473.10	14,932.13	7,190.72	(7,741.41)	7,190.72	4,748.70
36242DBY8	173,113.42	(1,339.35)	171,774.07	171,787.34	13.27	171,787.34	178,563.25
36242DGA5	116,135.27	(35,879.07)	80,256.20	59,648.96	(20,607.24)	59,648.96	49,778.81
362437AC9	396,095.68	-	396,095.68	377,251.68	(18,844.00)	377,251.68	300,016.98
36244LAA1	79,264.96	(961.77)	78,303.19	74,098.16	(4,205.03)	74,098.16	64,696.01
362480AD7	339,085.35	(35,158.04)	303,927.31	275,869.40	(28,057.91)	275,869.40	174,966.30
39538RAB5	1,638,931.98	(27,048.94)	1,611,883.04	1,611,883.04	-	1,611,883.04	834,667.08
39538RBB4	1,427,169.92	-	1,427,169.92	1,384,633.77	(42,536.15)	1,384,633.77	748,758.68
39538WFH6	840,832.57	(31,093.99)	809,738.58	793,106.68	(16,631.90)	793,106.68	399,445.92
39538WHF8	4,019,810.33	(261,693.67)	3,758,116.66	3,666,287.55	(91,829.11)	3,666,287.55	1,894,740.38
39539GAA0	578,237.73	-	578,237.73	568,776.23	(9,461.50)	568,776.23	325,488.74
40430HDC9	238,052.94	-	238,052.94	230,493.94	(7,559.00)	230,493.94	177,775.57
40430HEB0	11,027.17	(2,295.86)	8,731.31	6,935.37	(1,795.94)	6,935.37	10,470.50
40430HFL7	195,617.59	-	195,617.59	190,624.18	(4,993.41)	190,624.18	131,866.00
40430MAB3	76,617.12	-	76,617.12	49,284.77	(27,332.35)	49,284.77	42,296.35
40431HAT4	3,672.73	(7.55)	3,665.18	420.26	(3,244.92)	420.26	4,796.25
40431KAA8	15,879.34	-	15,879.34	14,783.48	(1,095.86)	14,783.48	12,662.04
40431KAE0	693,595.87	14,579.15	708,175.02	551,885.24	(156,289.78)	551,885.24	427,736.31
41161PA86	126,578.16	(10,726.62)	115,851.54	115,509.02	(342.52)	115,509.02	88,407.35
41161PFR9	167,572.78	(4,269.09)	163,303.69	163,273.13	(30.56)	163,273.13	105,929.75
41161PHC0	817,348.05	-	817,348.05	812,449.29	(4,898.76)	812,449.29	482,960.48
41161PHU0	672,493.84	(9,324.80)	663,169.04	661,041.02	(2,128.02)	661,041.02	390,211.72
41161PLR2	1,793,611.92	(48,705.53)	1,744,906.39	1,735,702.48	(9,203.91)	1,735,702.48	1,023,399.09
41161PMG5	2,525,585.83	(63,738.21)	2,461,847.62	2,448,533.14	(13,314.48)	2,448,533.14	1,444,079.47
41161PQU0	1,389,590.65	(47,133.53)	1,342,457.12	1,331,522.11	(10,935.01)	1,331,522.11	743,783.12
41161PTN3	160,563.71	-	160,563.71	155,051.29	(5,512.42)	155,051.29	92,204.70
41161PWB5	745,871.54	(20,631.55)	725,239.99	719,926.16	(5,313.83)	719,926.16	396,985.28
41164LAB5	1,560,608.64	(14,068.87)	1,546,539.77	1,478,078.05	(68,461.72)	1,478,078.05	734,770.09
43739EAP2	3,800,137.23	(135,786.51)	3,664,350.72	3,664,350.72	-	3,664,350.72	2,133,674.46
43739EBJ5	941,040.68	-	941,040.68	934,441.26	(6,599.42)	934,441.26	667,283.74
45071KDD3	308,027.68	(2,947.91)	305,079.77	267,266.17	(37,813.60)	267,266.17	251,707.22
45254NJG3	139,486.55	(826.88)	138,659.67	138,558.71	(100.96)	138,558.71	83,643.25
45254NJP3	20,541.32	4,976.17	25,517.49	21,746.13	(3,771.36)	21,746.13	8,053.77
45254NJV0	97,867.93	(1,145.74)	96,722.19	96,722.19	-	96,722.19	67,783.23
45254NJX6	12,631.92	2,959.87	15,591.79	14,993.46	(598.33)	14,993.46	11,562.89
45254NKA4	14,580.75	987.79	15,568.54	14,739.87	(828.67)	14,739.87	9,454.85

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
45254NKD8	$175,155.04	$-	$175,155.04	$174,470.38	$(684.66)	$174,470.38	$112,557.74
45254NKF3	374,347.39	(633.39)	373,714.00	373,714.00	-	373,714.00	232,049.70
45254NKX4	991,694.60	(1,615.47)	990,079.13	969,403.19	(20,675.94)	969,403.19	666,027.05
45254NNP8	2,016,155.43	(7,643.25)	2,008,512.18	1,965,606.06	(42,906.12)	1,965,606.06	1,190,938.98
45254NPA9	1,573,119.97	(5,773.35)	1,567,346.62	1,565,741.59	(1,605.03)	1,565,741.59	964,825.94
45254NPG6	66,917.49	8,840.50	75,757.99	53,944.66	(21,813.33)	53,944.66	28,225.16
45254NPU5	558,520.57	(5,178.05)	553,342.52	552,884.91	(457.61)	552,884.91	314,167.81
45254TMK7	37,282.70	17,489.33	54,772.03	53,207.34	(1,564.69)	53,207.34	20,892.56
45254TSM7	509,854.03	-	509,854.03	486,943.49	(22,910.54)	486,943.49	218,771.88
45254TTM6	851,067.27	425,019.78	1,276,087.05	1,260,748.96	(15,338.09)	1,260,748.96	12,484.66
45660L4P1	93,880.01	(20,229.59)	73,650.42	8,621.76	(65,028.66)	8,621.76	163,516.73
45660LAU3	30,483.58	-	30,483.58	26,371.99	(4,111.59)	26,371.99	25,539.34
45660LCN7	795,895.51	(48,401.12)	747,494.39	741,840.12	(5,654.27)	741,840.12	356,322.84
45660LGX1	23,450.52	(15,068.36)	8,382.16	8,382.12	(0.04)	8,382.12	9,482.24
45660LKW8	3,397,046.85	-	3,397,046.85	3,352,783.81	(44,263.04)	3,352,783.81	1,804,486.28
45660LVD8	4,875.32	549.82	5,425.14	3,403.00	(2,022.14)	3,403.00	4,646.82
45660LW96	295,708.75	(10,287.77)	285,420.98	279,002.27	(6,418.71)	279,002.27	142,283.12
45660LWD7	418,658.19	(99,149.15)	319,509.04	319,509.05	0.01	319,509.05	243,551.26
45660LYW3	429,320.91	(35,128.14)	394,192.77	376,430.65	(17,762.12)	376,430.65	205,106.77
45660N2J3	527,844.45	-	527,844.45	505,074.56	(22,769.89)	505,074.56	271,303.24
45660N5H4	742,209.66	-	742,209.66	706,697.59	(35,512.07)	706,697.59	454,768.25
45660N7R0	42,124.84	(3,183.83)	38,941.01	17,805.33	(21,135.68)	17,805.33	17,143.73
45660NQ24	580,413.49	(32,531.38)	547,882.11	548,028.34	146.23	548,028.34	399,043.41
45660NRB3	318,286.32	181,538.81	499,825.13	490,345.17	(9,479.96)	490,345.17	247,904.70
45660NS30	237,985.53	-	237,985.53	234,536.71	(3,448.82)	234,536.71	117,710.42
45660NT96	284,800.10	-	284,800.10	281,152.13	(3,647.97)	281,152.13	179,932.98
456612AC4	76,628.36	(3,882.18)	72,746.18	72,876.62	130.44	72,876.62	56,211.79
45661EAA2	34,775.77	(3,414.31)	31,361.46	31,361.46	-	31,361.46	24,267.39
45667WAA6	487,575.98	-	487,575.98	480,536.33	(7,039.65)	480,536.33	276,527.09
45667WAC2	38,947.23	-	38,947.23	32,738.21	(6,209.02)	32,738.21	21,904.16
464125AC7	278,816.18	(59,775.08)	219,041.10	193,424.56	(25,616.54)	193,424.56	210,206.70
466247XE8	776,637.83	(37,846.31)	738,791.52	699,995.12	(38,796.40)	699,995.12	459,172.25
46627MBQ9	932,083.46	(2,267.76)	929,815.70	919,184.61	(10,631.09)	919,184.61	588,442.93
46627MCS4	761,604.50	(52,447.90)	709,156.60	685,674.70	(23,481.90)	685,674.70	382,938.86
466284AG1	439.57	(251.01)	188.56	34.86	(153.70)	34.86	72.63
466286AH4	2,179.20	(1,776.03)	403.17	56.70	(346.47)	56.70	177.06
525221EN3	1,244,585.59	(88,059.46)	1,156,526.13	1,156,757.72	231.59	1,156,757.72	436,085.66
525221GM3	274,459.65	(15,854.43)	258,605.22	258,605.22	-	258,605.22	139,491.37
525221HA8	2,382,262.06	(298,340.43)	2,083,921.63	2,083,801.16	(120.47)	2,083,801.16	1,235,640.20
525226AL0	110,347.96	(52,026.46)	58,321.50	52,869.83	(5,451.67)	52,869.83	5,712.00
525229AG5	143,731.83	(65,413.80)	78,318.03	78,318.03	-	78,318.03	63,149.51
52524VAG4	1,583,633.21	(69,583.43)	1,514,049.78	1,471,726.92	(42,322.86)	1,471,726.92	821,888.84
52524YAF0	1,537,051.78	(134,543.20)	1,402,508.58	1,383,368.25	(19,140.33)	1,383,368.25	709,394.25
550279AA1	545,632.86	(20,552.35)	525,080.51	497,389.13	(27,691.38)	497,389.13	287,406.96
55027BAA6	22,073.84	(1,528.35)	20,545.49	19,510.78	(1,034.71)	19,510.78	9,303.31
576433G42	491,544.66	(10,308.57)	481,236.09	477,216.43	(4,019.66)	477,216.43	250,764.39
576433NH5	259,139.91	(48,679.35)	210,460.56	199,916.46	(10,544.10)	199,916.46	115,477.73
576433WZ5	318,731.84	(3,200.63)	315,531.21	315,531.20	(0.01)	315,531.20	321,619.74
576444AA1	-	(27.39)	(27.39)	(27.38)	0.01	(27.38)	-
59020UAA3	26,969.19	(1,348.43)	25,620.76	25,663.53	42.77	25,663.53	25,304.22
59020UXN0	106,571.62	(47,096.61)	59,475.01	36,420.27	(23,054.74)	36,420.27	36,987.49
590212AB2	66,068.41	(248.95)	65,819.46	50,106.75	(15,712.71)	50,106.75	42,483.21
59024EAD9	198,641.87	28,157.55	226,799.42	160,378.55	(66,420.87)	160,378.55	153,553.73
59024UAB7	176,697.40	(98.12)	176,599.28	151,735.59	(24,863.69)	151,735.59	129,821.47
59024WAF4	116,976.69	(4,870.87)	112,105.82	112,105.94	0.12	112,105.94	8,217.92
61750FAE0	56,778.52	1,428.30	58,206.82	47,716.69	(10,490.13)	47,716.69	32,545.11
61750MAB1	12,887.86	-	12,887.86	11,820.46	(1,067.40)	11,820.46	12,383.12
61750SAB8	112,219.36	(443.51)	111,775.85	101,205.62	(10,570.23)	101,205.62	93,156.02
61751JAQ4	3,042.98	2,557.82	5,600.80	1,929.02	(3,671.78)	1,929.02	3,703.41
61753KAB2	62,134.31	(86.09)	62,048.22	56,616.65	(5,431.57)	56,616.65	57,285.00
61753VAG7	-	345.81	345.81	171.19	(174.62)	171.19	360.88
61755FAE5	1,787.27	(678.03)	1,109.24	656.92	(452.32)	656.92	512.78
61915RAX4	146,716.38	-	146,716.38	89,275.71	(57,440.67)	89,275.71	107,576.71
61915RBB1	527,259.53	(35,448.71)	491,810.82	475,123.66	(16,687.16)	475,123.66	282,482.14
638728AC9	167,313.13	(3,937.93)	163,375.20	129,822.30	(33,552.90)	129,822.30	104,227.14
638728AF2	976.94	-	976.94	-	(976.94)	-	-
64352VQR5	785,944.93	(13,336.44)	772,608.49	607,706.37	(164,902.12)	607,706.37	515,858.71
65106FAB8	650,650.09	(2,343.98)	648,306.11	611,536.08	(36,770.03)	611,536.08	407,910.09
65106FAG7	64,651.75	(517.89)	64,133.86	21,383.20	(42,750.66)	21,383.20	35,167.62

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
65535VRH3	$515,756.95	$219,088.26	$734,845.21	$547,843.68	$(187,001.53)	$547,843.68	$460,607.52
65535VRK6	250,753.63	(21,046.41)	229,707.22	171,649.02	(58,058.20)	171,649.02	122,270.49
65535VUS5	391,824.65	-	391,824.65	300,628.22	(91,196.43)	300,628.22	231,831.97
669884AF5	30,174.75	(25,610.31)	4,564.44	1,542.86	(3,021.58)	1,542.86	5,202.12
68383NCA9	1,194,775.16	(7,387.39)	1,187,387.77	1,148,825.36	(38,562.41)	1,148,825.36	779,153.52
68383NCU5	682,377.97	-	682,377.97	669,045.22	(13,332.75)	669,045.22	402,112.03
68383NDT7	1,000,713.76	(79,621.36)	921,092.40	921,251.01	158.61	921,251.01	503,204.54
68383NDW0	362,301.21	200,036.42	562,337.63	560,399.70	(1,937.93)	560,399.70	144,915.68
68402CAC8	161,367.22	-	161,367.22	129,152.92	(32,214.30)	129,152.92	132,282.24
69121PDX8	79,585.12	(1,038.52)	78,546.60	63,471.93	(15,074.67)	63,471.93	57,181.00
70069FHV2	196,529.25	250,207.79	446,737.04	445,172.57	(1,564.47)	445,172.57	87,935.60
74348UAL3	26,881.77	1,352,201.72	1,379,083.49	1,379,083.49	-	1,379,083.49	791,593.92
74922MAB7	153,177.27	56,051.52	209,228.79	191,277.48	(17,951.31)	191,277.48	114,868.48
74922MAC5	88,733.63	(12,341.44)	76,392.19	72,556.99	(3,835.20)	72,556.99	44,416.66
74924UAB7	1,476,024.52	(52,273.15)	1,423,751.37	1,403,929.68	(19,821.69)	1,403,929.68	1,254,576.03
74924YAH6	1,418.84	45.04	1,463.88	961.58	(502.30)	961.58	917.69
74927WAM6	39,554.12	13,514.34	53,068.46	53,027.56	(40.90)	53,027.56	66,329.09
74927XAM4	44,463.03	50,046.89	94,509.92	33,417.47	(61,092.45)	33,417.47	71,180.12
74951PBT4	259,484.74	155,306.46	414,791.20	411,620.06	(3,171.14)	411,620.06	172,252.79
74951PBV9	105,111.75	60,737.04	165,848.79	164,587.02	(1,261.77)	164,587.02	56,693.44
75114HAK3	409,002.18	124,110.64	533,112.82	488,301.48	(44,811.34)	488,301.48	129,457.14
75114NAA2	2,007,991.87	(30,379.00)	1,977,612.87	1,506,606.89	(471,005.98)	1,506,606.89	1,254,920.31
75114NAB0	227,611.88	118,811.04	346,422.92	247,055.86	(99,367.06)	247,055.86	138,911.75
75406AAB5	889,540.38	(11,203.95)	878,336.43	853,474.55	(24,861.88)	853,474.55	640,919.79
75970JAL0	9,173.64	9,996.70	19,170.34	10,485.15	(8,685.19)	10,485.15	15,854.10
75971EAK2	14,719.77	(1,447.37)	13,272.40	5,795.97	(7,476.43)	5,795.97	15,173.50
760985U33	20,798.80	11,995.30	32,794.10	32,588.06	(206.04)	32,588.06	10,916.98
76110GG62	1,120,698.65	(13,281.38)	1,107,417.27	1,107,417.27	-	1,107,417.27	871,707.10
76110GG70	386,588.17	(36,819.91)	349,768.26	349,872.27	104.01	349,872.27	304,832.21
76110GJ85	686,857.44	(13,159.47)	673,697.97	673,697.98	0.01	673,697.98	587,866.41
76110GZQ7	1,322,254.86	(14,327.28)	1,307,927.58	1,307,927.58	-	1,307,927.58	1,152,317.13
76110GZR5	451,475.12	(4,187.34)	447,287.78	447,361.49	73.71	447,361.49	406,371.27
76110H4M8	116,254.59	7,333.72	123,588.31	98,264.49	(25,323.82)	98,264.49	62,938.38
76110H5C9	41,130.83	(7,020.13)	34,110.70	14,569.56	(19,541.14)	14,569.56	8,984.63
76110HKX6	857,115.84	472,420.12	1,329,535.96	1,310,323.81	(19,212.15)	1,310,323.81	879,001.29
76110HKY4	131,837.38	122,026.72	253,864.10	249,038.38	(4,825.72)	249,038.38	119,335.55
761118FM5	1,581,106.01	-	1,581,106.01	1,471,778.79	(109,327.22)	1,471,778.79	1,010,063.17
761118FQ6	7,963.35	(4,037.83)	3,925.52	937.06	(2,988.46)	937.06	4,958.33
761118KU1	806,695.30	-	806,695.30	733,835.38	(72,859.92)	733,835.38	430,497.29
761118NN4	861,370.91	(43,128.96)	818,241.95	798,735.99	(19,505.96)	798,735.99	464,495.49
761118RJ9	78,588.73	(7,327.16)	71,261.57	69,003.14	(2,258.43)	69,003.14	34,423.02
761118RM2	2,176,671.74	(207,222.51)	1,969,449.23	1,934,262.64	(35,186.59)	1,934,262.64	1,025,515.57
761118WP9	1,906,837.17	(122,001.57)	1,784,835.60	1,589,805.31	(195,030.29)	1,589,805.31	1,114,890.09
761118WS3	296.51	336.92	633.43	101.83	(531.60)	101.83	219.97
76112BLZ1	79,953.17	278,803.49	358,756.66	358,133.03	(623.63)	358,133.03	127,277.93
76114GAL1	20,723.83	(3,092.99)	17,630.84	148.06	(17,482.78)	148.06	1,021.66
79549AFV6	107,500.52	-	107,500.52	95,188.94	(12,311.58)	95,188.94	101,126.47
79549ASN0	49,781.75	21,707.54	71,489.29	69,175.24	(2,314.05)	69,175.24	44,857.60
79549AYA1	121,983.53	170,987.26	292,970.79	276,288.05	(16,682.74)	276,288.05	117,139.77
79549AYB9	7,575.53	56,759.25	64,334.78	64,476.36	141.58	64,476.36	26,087.40
80557BAC8	898,177.02	(13,769.36)	884,407.66	595,511.20	(288,896.46)	595,511.20	310,970.00
81379EAA0	86,918.32	(1,092.86)	85,825.46	81,106.35	(4,719.11)	81,106.35	63,043.25
81879MAX7	9,159.91	1,565.61	10,725.52	5,200.94	(5,524.58)	5,200.94	5,164.24
84752CAE7	59,469.07	(2,916.23)	56,552.84	48,806.97	(7,745.87)	48,806.97	17,112.90
8635722A0	18,152.79	-	18,152.79	15,769.25	(2,383.54)	15,769.25	13,540.68
863579CB2	543,140.84	(8,860.18)	534,280.66	534,280.65	(0.01)	534,280.65	468,485.53
863579DV7	239,455.11	(6,825.52)	232,629.59	164,455.66	(68,173.93)	164,455.66	26,638.57
863579GG7	10,246.98	(3,474.41)	6,772.57	6,772.57	-	6,772.57	8,734.71
863579YR3	256,096.53	(2,432.56)	253,663.97	249,417.94	(4,246.03)	249,417.94	167,766.90
863579Z43	6,395.40	40,425.33	46,820.73	20,506.44	(26,314.29)	20,506.44	35,506.29
86358BAH5	1,720.55	(13.45)	1,707.10	602.33	(1,104.77)	602.33	744.94
86358EQJ8	789,632.22	(109,490.62)	680,141.60	610,737.11	(69,404.49)	610,737.11	153,687.10
86358R3Q8	375,109.32	155,398.14	530,507.46	522,268.44	(8,239.02)	522,268.44	322,899.56
86358RE86	1,721.73	1,060.40	2,782.13	2,785.93	3.80	2,785.93	350.79
86358RL88	30,871.06	(4,071.94)	26,799.12	26,799.12	-	26,799.12	17,496.51
86358RLG0	28,416.53	15,522.66	43,939.19	43,448.51	(490.68)	43,448.51	20,025.28
86358RUR6	16,045.26	35,811.32	51,856.58	48,779.73	(3,076.85)	48,779.73	9,032.88
86359ACD3	128,624.47	(11,121.84)	117,502.63	113,656.66	(3,845.97)	113,656.66	93,397.24

C.M. LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
86359ACE1	$92,170.47	$(6,024.77)	$86,145.70	$55,337.35	$(30,808.35)	$55,337.35	$41,115.34
86359AEH2	47,465.50	21,659.45	69,124.95	69,306.55	181.60	69,306.55	9,174.32
86359ANH2	181,203.86	-	181,203.86	180,510.41	(693.45)	180,510.41	137,373.67
86359BKF7	68,259.12	31,599.13	99,858.25	100,013.66	155.41	100,013.66	122,717.10
86359BLB5	288,052.43	(4,995.44)	283,056.99	283,238.91	181.92	283,238.91	237,348.57
86359BLQ2	495,229.19	261,861.29	757,090.48	757,800.77	710.29	757,800.77	1,080,269.23
86359BLS8	39,920.36	21,415.18	61,335.54	37,738.66	(23,596.88)	37,738.66	33,193.17
86359LRW1	1,961,018.28	(103,284.87)	1,857,733.41	1,810,264.82	(47,468.59)	1,810,264.82	1,034,966.62
86360KAF5	5,863,017.98	(370,290.62)	5,492,727.36	5,259,357.74	(233,369.62)	5,259,357.74	3,071,341.97
86361HAB0	1,124,032.03	(69,051.29)	1,054,980.74	1,055,303.49	322.75	1,055,303.49	761,067.96
86362HAH6	726.89	(396.22)	330.67	36.99	(293.68)	36.99	652.05
86363DAA9	1,360,926.16	(60,082.42)	1,300,843.74	1,255,455.95	(45,387.79)	1,255,455.95	706,373.14
86363HAB8	592,068.48	(22,102.75)	569,965.73	516,770.92	(53,194.81)	516,770.92	420,470.35
86363MAB7	215,431.50	(24,782.40)	190,649.10	171,965.01	(18,684.09)	171,965.01	91,119.00
872227AM5	15,221.34	(6,089.58)	9,131.76	3,074.21	(6,057.55)	3,074.21	14,952.54
87222EAJ7	7,047.63	5,464.35	12,511.98	3,160.99	(9,350.99)	3,160.99	16,591.30
88156UAW0	-	1,500.00	1,500.00	1,500.00	-	1,500.00	1,000.00
88157QAL2	64,895.46	(19,653.72)	45,241.74	43,985.30	(1,256.44)	43,985.30	51,978.00
885220FS7	1,629,293.50	-	1,629,293.50	1,627,327.37	(1,966.13)	1,627,327.37	1,294,812.46
92719UAM4	25,676.43	-	25,676.43	2,725.46	(22,950.97)	2,725.46	7,679.85
92922F4M7	488,738.01	(1,822.50)	486,915.51	486,915.51	-	486,915.51	263,968.57
92922F5T1	797,492.97	(6,855.25)	790,637.72	790,637.72	-	790,637.72	514,311.19
92922F7Q5	879,831.12	(14,448.45)	865,382.67	865,297.41	(85.26)	865,297.41	469,903.20
92922FB72	188,465.80	-	188,465.80	187,853.11	(612.69)	187,853.11	113,359.21
92922FTJ7	183,348.66	(5,849.92)	177,498.74	175,639.43	(1,859.31)	175,639.43	117,669.05
92922FWU8	436,813.36	-	436,813.36	429,525.20	(7,288.16)	429,525.20	224,154.87
92922FZF8	1,082,473.94	(5,704.64)	1,076,769.30	1,076,769.30	-	1,076,769.30	726,591.35
92925CBB7	447,200.66	(165.45)	447,035.21	446,889.91	(145.30)	446,889.91	260,522.67
92926SAE6	171,018.77	10,200.18	181,218.95	134,063.82	(47,155.13)	134,063.82	112,911.69
9393363A9	23,328.48	-	23,328.48	19,049.30	(4,279.18)	19,049.30	18,189.41
9393365V1	41,841.39	(1,361.57)	40,479.82	40,115.73	(364.09)	40,115.73	33,878.44
939336U35	275,299.09	(17,618.22)	257,680.87	257,680.87	-	257,680.87	218,004.32
93934FHC9	723,396.92	(61,735.37)	661,661.55	657,279.71	(4,381.84)	657,279.71	391,185.78
93934FJQ6	1,873,597.48	(196,661.63)	1,676,935.85	1,654,224.05	(22,711.80)	1,654,224.05	928,444.37
93934XAB9	423,979.76	(5,820.07)	418,159.69	360,804.54	(57,355.15)	360,804.54	327,593.82
93935AAE2	16,171.87	8,652.79	24,824.66	22,578.08	(2,246.58)	22,578.08	21,713.73
93936JAM4	39,156.68	8,713.20	47,869.88	1,795.61	(46,074.27)	1,795.61	18,033.45
9497EVAF2	1,040.54	700.09	1,740.63	1,020.53	(720.10)	1,020.53	1,370.70
94980MAB4	14,446.12	-	14,446.12	-	(14,446.12)	-	-
94981PAG5	37,346.77	59,643.94	96,990.71	92,711.67	(4,279.04)	92,711.67	17,144.75
94983TAE0	1,444,486.79	(1,028.04)	1,443,458.75	1,443,458.74	(0.01)	1,443,458.74	1,246,238.20
94983VAC9	4,322,918.69	(445,771.36)	3,877,147.33	3,880,948.03	3,800.70	3,880,948.03	3,190,497.52
94985JAG5	3,168,618.38	(150,151.18)	3,018,467.20	2,998,073.76	(20,393.44)	2,998,073.76	2,010,409.60
984582AA4	99,913.77	(2,128.12)	97,785.65	81,204.52	(16,581.13)	81,204.52	69,129.16
L26479NN8	227,885.94	(58,193.25)	169,692.69	139,029.94	(30,662.75)	139,029.94	160,055.31
L26480MN7	365,678.79	(236,016.76)	129,662.03	161,708.12	32,046.09	161,708.12	61,500.60
Totals	$203,672,078.15	$(2,299,536.69)	$201,372,541.46	$193,090,827.77	$(8,281,713.69)	$193,090,827.77	$124,234,344.38

PART C

OTHER INFORMATION

Item 24. Financial Statements and Exhibits

(a) Financial Statements

Financial Statements Included in Part A

Condensed Financial Information

Financial Statements Included in Part B

The Registrant

Report of Independent Registered Public Accounting Firm

Statement of Assets and Liabilities as of December 31, 2011

Statements of Operations and Changes in Net Assets for the years ended December 31, 2011 and 2010

Notes to Financial Statements

The Depositor

Independent Auditors’ Report

Statutory Statements of Financial Position as of December 31, 2011 and 2010

Statutory Statements of Income (loss) for the years ended December 31, 2011, 2010 and 2009

Statutory Statements of Changes in Shareholder’s Equity for the years ended December 31, 2011, 2010 and 2009

Statutory Statements of Cash Flows for the years ended December 31, 2011, 2010 and 2009

Notes to Statutory Financial Statements

(b) Exhibits

Exhibit 1

Resolution of Board of Directors of the Company authorizing the establishment of the Separate Account, incorporated by reference to Post-Effective Amendment No. 3 to Registration Statement No. 033-61679, filed on April 27, 1998.

Exhibit 2	Not Applicable.

Exhibit 3	(i) Principal Underwriting Agreement, incorporated by reference to Initial Registration Statement No. 033-61679, filed on August 9, 1995.

(ii) Underwriting and Servicing Agreement, incorporated by reference to Initial Registration Statement No. 033-61679, filed on August 9, 1995.

(iii) Insurance Products Distribution Agreement (4/08), incorporated by reference to Post-Effective Amendment No. 12 to Registration Statement No. 333-109620, filed on August 19, 2008.

(iv) Amendment for Insurance Product Distribution Agreement (4/08), incorporated by reference to Post-Effective Amendment No. 13 to Registration Statement No. 333-81015, filed in April 2009.

Exhibit 4	Individual Variable Deferred Annuity Contract with Flexible Purchase Payments, incorporated by reference to Initial Registration Statement No. 333-80991, filed on June 18, 1999.

Exhibit 5	Form of Application Form, incorporated by reference to Initial Registration Statement No. 333-80991, filed on June 18, 1999.

Exhibit 6	(i) Copy of Articles of Incorporation of the Company, incorporated by reference to Post Effective Amendment No. 3 to Registration Statement No. 033-91072, filed on April 24, 1998.

(ii) Copy of the Bylaws of the Company, incorporated by reference to Post Effective Amendment No. 3 to Registration Statement No. 033-91072, filed on April 24, 1998.

Exhibit 7	Not Applicable.

Exhibit 8	(a) Fund Participation Agreements

AIM Variable Insurance Funds, Inc. Participation Agreement, incorporated by reference to Post-Effective Amendment No. 9 to Registration Statement No. 333-80991, filed on April 24, 2006.

AIM Variable Insurance Funds, Inc. Amendment No. 1 to Participation Agreement, incorporated by reference to Post-Effective Amendment No. 24 to Registration Statement No. 033-61679, filed in April 2012.

Fidelity Variable Insurance Products Fund II Participation Agreement dated May 1, 1998, incorporated by reference to Post-Effective Amendment No. 14 to Registration Statement No. 333-88493, filed on April 28, 2009.

Fidelity Variable Insurance Products Fund II Amendment effective as of May 1, 1998 to Participation Agreement, incorporated by reference to Post-Effective Amendment No. 14 to Registration Statement No. 333-88493, filed on April 28, 2009.

Fidelity Variable Insurance Products Fund II Fourth Amendment to Participation Agreement, incorporated by reference to Post-Effective Amendment No. 14 to Registration Statement No. 333-88493, filed on April 28, 2009.

Fidelity Variable Insurance Fund II Letter of Consent and Amendment dated May 1, 2007 to Participation Agreement, incorporated by reference to Post-Effective Amendment No. 14 to Registration Statement No. 333-88493, filed on April 28, 2009.

Fidelity Summary Prospectus Agreement, incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement No. 333-45039, filed in April 2012.

MML Series Investment Fund Participation Agreement dated November 17, 2005, incorporated by reference to Post-Effective Amendment No. 62 to Registration Statement No. 002-39334, filed on August 22, 2007.

MML Series Investment Fund First Amendment to Participation Agreement, incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement No. 333-50410, filed on April 25, 2008.

MML Series Investment Fund Second Amendment to Participation Agreement, incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement No. 333-150916, filed on September 12, 2008.

MML Series Investment Fund Third Amendment to Participation Agreement, incorporated by reference to Post-Effective Amendment No. 78 to Registration Statement No. 002-39334, filed on March 2, 2011.

MML Series Investment Fund Fourth Amendment to Participation Agreement, incorporated by reference to Post-Effective Amendment No. 78 to Registration Statement No. 002-39334, filed on March 2, 2011.

MML Series Investment Fund II Participation Agreement dated November 17, 2005, incorporated by reference to Post-Effective Amendment No. 4 to Registration Statement No. 333-122804, filed on April 30, 2008.

MML Series Investment Fund II First Amendment to Participation Agreement, incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement No. 333-50410, filed on April 25, 2008.

MML Series Investment Fund II Second Amendment to Participation Agreement, incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement No. 333-150916, filed on September 12, 2008.

MML Series Investment Fund II Third Amendment to Participation Agreement, incorporated by reference to Post-Effective Amendment No. 15 to Registration Statement No. 333-122804, filed on March 2, 2011.

MML Series Investment Fund II Fourth Amendment to Participation Agreement, incorporated by reference to Post-Effective Amendment No. 15 to Registration Statement No. 333-122804, filed on March 2, 2011.

MML Series Investment Fund II Fifth Amendment to Participation Agreement, incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement No. 333-45039, filed in April 2012.

Oppenheimer Variable Account Funds Participation Agreement dated May 1, 2006, incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement No. 333-50410, filed on April 25, 2008.

Oppenheimer Variable Account Funds Amendment No. 1 to Participation Agreement, incorporated by reference to Post-Effective Amendment No. 1 to Registration Statement No. 333-150916, filed on April 28, 2009.

Oppenheimer Variable Account Funds Amendment No. 2 to Participation Agreement, incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement No. 333-150916, filed on April 27, 2010.

Oppenheimer Variable Account Funds Amendment No. 3 to Participation Agreement, incorporated by reference to

Post-Effective Amendment No. 17 to Registration Statement No. 333-45039, filed in April 2012.

Panorama Series Fund, Inc. Participation Agreement dated May 1, 2006, incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement No. 333-50410, filed on April 25, 2008.

Panorama Series Fund, Inc. Amendment No. 1 to Participation Agreement, incorporated by reference to Post-Effective Amendment No. 1 to Registration Statement No. 333-150916, filed on April 28, 2009.

Panorama Series Fund, Inc. Amendment No. 2 to Participation Agreement, incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement No. 333-150916, filed on April 27, 2010.

Panorama Series Fund, Inc. Amendment No. 3 to Participation Agreement, incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement No. 333-45039, filed in April 2012.

PIMCO Participation Agreement dated as of April 21, 2006, incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement No. 333-150916, filed on September 12, 2008.

PIMCO Amendment No. 1 to Participation Agreement, incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement No. 333-150916, filed on September 12, 2008.

PIMCO Variable Insurance Trust Termination, New Agreements and Amendments (11/10/2010) to Participation Agreement, incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement No. 333-45039, filed in April 2012.

PIMCO Amendment effective as of May 1, 2011 to Participation Agreement, incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement No. 333-45039, filed in April 2012.

(b) Rule 22c-2 Agreements, incorporated by reference to Post-Effective Amendment No. 10 to Registration Statement No. 333-80991, filed in April 2007.

AIM Variable Insurance Funds

Fidelity Variable Insurance Products Fund

ING Variable Products Trust

MML Series Investment Fund

MML Series Investment Fund II

Oppenheimer Variable Account Funds

Panorama Series Fund, Inc.

PIMCO Variable Insurance Trust

Exhibit 9	Opinion and Consent of Counsel, incorporated by reference to Post-Effective Amendment No. 14 to Registration Statement No. 333-80991, filed in April 2010.

Exhibit 10	(i) Consent of Independent Registered Public Accounting Firm, KPMG LLP.*

(ii) Powers of Attorney

Incorporated by reference to Post-Effective Amendment No. 24 to Registration Statement No. 033-61679, filed in April 2012 for:
Gregory Deavens

Incorporated by reference to Post-Effective Amendment No. 14 to Registration Statement No. 333-80991, filed in April 2010 for:
Roger W. Crandall
Mark Roellig
Michael R. Fanning
Michael T. Rollings

Exhibit 11	Not Applicable.

Exhibit 12	Not Applicable.

Exhibit 14	Not Applicable.

*	Filed herewith.

Item 25. Directors and Officers of the Depositor

Directors of C.M. Life Insurance Company

Roger W. Crandall, Director (Chairman), President, and Chief Executive Officer (principal executive officer) 1295 State Street Springfield, MA 01111	Michael R. Fanning, Director, and Executive Vice President 1295 State Street Springfield, MA 01111

Mark Roellig, Director, Executive Vice President, and General Counsel 1295 State Street Springfield, MA 01111	Michael T. Rollings, Director, Executive Vice President and Chief Financial Officer (principal financial officer) 1295 State Street Springfield, MA 01111
PRINCIPAL OFFICERS (other than those who are also Directors, as referenced above):

Gregory Deavens, Senior Vice President and Controller (Principal Accounting Officer) 1295 State Street Springfield, MA 01111

Todd Picken, Vice President and Treasurer 1295 State Street Springfield, MA 01111

Christine C. Peaslee, Vice President and Corporate Secretary 1295 State Street Springfield, MA 01111

Item 26. Persons Controlled By or Under Common Control with the Depositor or Registrant

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

ORGANIZATIONAL SUMMARY

I.	DIRECT SUBSIDIARIES OF MASSMUTUAL - MassMutual is the sole owner of each subsidiary unless otherwise indicated.

A.	C.M. Life Insurance Company (May 11, 1981), a Connecticut corporation which operates as a life and health insurance company.

1.	MML Bay State Life Insurance Company (April 1, 1935), a Connecticut corporation which operates as a life and health insurance company.

2.	CML Mezzanine Investor, LLC (October 18, 2005), a Delaware limited liability company that acts as a blocker entity for C.M. Life Insurance Company.

3.	CML Mezzanine Investor L, LLC (November 5, 2008), a Delaware limited liability company that holds a portion of the investment interests in a mezzanine fund.

4.	CML Mezzanine Investor III, LLC (May 17, 2010), a Delaware limited liability company that acts as a blocker entity for C.M. Life Insurance Company.

5.	CML Re Finance LLC (December 19, 2008), a Delaware limited liability company formed for the purpose of holding interests in actively managed mortgage loans, near foreclosure mortgages and subsequently foreclosed properties.

B.	MML Distributors, LLC (November 10, 1994), a Connecticut limited liability company which operates as a securities broker-dealer. (MassMutual Holding LLC – 1%.)

C.	MassMutual Holding LLC (November 30, 1984), a Delaware limited liability company which operates as a holding company for certain MassMutual entities.

MassMutual Holding LLC is the sole owner of each subsidiary or affiliate unless otherwise indicated.

1.	MML Investors Services, LLC (December 31, 1981), a Massachusetts corporation which operates as a securities broker-dealer and federally covered investment advisor.

a.	MML Insurance Agency, LLC (November 16, 1990), a Massachusetts corporation which operates as an insurance broker.

b.	MMLISI Financial Alliances, LLC, (June 27, 2001) a Delaware limited liability company which operates as a broker-dealer. (MML Investors Services, LLC – 51% and Series Members – 49%)

c.	MML Plan Solutions, LLC (June 15, 2011), a Delaware limited liability company.

2.	MSC Holding Company, LLC (January 18, 2012), a Delaware limited liability company that acts as a holding company for certain MassMutual entities.

a.	MassMutual Holding MSC, Inc. (December 26, 1996), a Massachusetts corporation which operates as a holding company for MassMutual positions in investment entities organized outside of the United States. This subsidiary qualifies as a “Massachusetts Security Corporation” under Chapter 63 of the Massachusetts General Laws. MassMutual Holding MSC, Inc. is the sole owner of each subsidiary or affiliate unless otherwise indicated.

1.)	MassMutual Corporate Value Limited (August 24, 1994), a Cayman Islands corporation which holds a 88.4% ownership interest in MassMutual Corporate Value Partners Limited, another Cayman Islands corporation operating as a high-yield bond fund. (MassMutual Holding MSC, Inc. - 46%)

2.)	MassMutual Corporate Value Partners Ltd. (August 24, 1994), owned 88.4% by MassMutual Corporate Value Limited.

3.)	1279342 Ontario Limited (January 29, 1998), a Canadian corporation which previously operated as the owner of Deerhurst Resort in Huntsville, Ontario, Canada.

3.	HYP Management LLC (July 24, 1996), a Delaware limited liability company which operates as the “LLC Manager” of MassMutual High Yield Partners II LLC, a high yield bond fund.

4.	MML Realty Management Corporation (October 14, 1968), a Massachusetts corporation which formerly operated as a manager of properties owned by MassMutual.

5.	MassMutual International LLC (February 19, 1996), a Delaware limited liability company which operates as a holding company for those entities constituting MassMutual’s international insurance operations. MassMutual International LLC is the sole owner of each of the subsidiaries or affiliates listed below unless otherwise indicated.

a.	MassMutual Asia Limited, a corporation organized in Hong Kong which operates as a life insurance company. (Owned 99.99% by MassMutual International LLC and .01% by MassMutual Holding LLC).

1.)	MassMutual Insurance Consultants Limited, a corporation organized in Hong Kong which operates as a general insurance agent. (MassMutual Asia Limited owns 99.99% and MassMutual Services Limited owns .01%).

2.)	MassMutual Trustees Limited, a corporation organized in Hong Kong which operates as an approved trustee for the mandatory provident funds. (Owned 20% each by MassMutual Asia Limited, MassMutual Services Limited (in trust for MassMutual Asia Ltd.), MassMutual Guardian Limited (in trust for MassMutual Asia Ltd.), Protective Capital (International) Limited and Keng Puang Tay (in trust for MassMutual Asia Ltd.)).

3.)	Protective Capital (International) Limited, a corporation organized in Hong Kong which is a dormant investment company. (Owned 99.98% by MassMutual Asia Limited, .01% by Ling Sau Lei and .01% by Jones Leung.)

4.)	MassMutual Services Limited, a corporation organized in Hong Kong which provided policyholders with estate planning services. This company is now inactive. (MassMutual Asia Ltd. – 50%, Protective Capital (International) Limited – 50%.)

5.)	MassMutual Guardian Limited, a corporation organized in Hong Kong which provided policyholders with estate planning services. This company is now inactive. (MassMutual Asia Ltd. – 50%, Protective Capital (International) Limited - 50%.)

6.)	MassMutual Asia Investors Ltd., a Hong Kong company that provides investment advisory services. (wholly owned subsidiary of MassMutual Asia Limited)

b.	MassMutual Internacional (Chile) SpA, a corporation organized in the Republic of Chile which operates as a holding company. (MassMutual International LLC – 99.93%; MassMutual Holding LLC - .07%; MassMutual Holding LLC)

1.)	MassMutual (Chile) Limitada (September 13, 2006), a limited liability company organized in the Republic of Chile. (MassMutual Internacional (Chile) SpA - 99.99 % and MassMutual International LLC .01%).

a.)	Compañia de Seguros CorpVida S.A., corporation organized in the Republic of Chile which operates as an insurance company. (MassMutual (Chile) Limitada – 33.49%)

c.	MassMutual Europe S.A., a corporation organized in the Grand Duchy of Luxembourg which operates as a life insurance company.

d.	MassMutual Life Insurance Company, a Japanese corporation which operates as a life insurance company. (MassMutual International LLC – 90.52%; MassMutual Asia Limited – 9.46%; and MassMutual Life Insurance Company - .02%).

1.)	Kamakura (GP) Ltd, a Cayman Islands general partnership (MassMutual Life Insurance Company holds 100% of the investment interests).

6.	MassMutual Assignment Company (October 4, 2000), a North Carolina corporation which operated a structured settlement business.

7.	MassMutual Capital Partners LLC (September 20, 2006), a Delaware single-member limited liability company. MassMutual Holding LLC is the sole member.

8.	First Mercantile Trust Company (November 26, 1957), a Tennessee trust company engaged in the business of providing retirement plan investment management and recordkeeping products and services to businesses and individuals.

9.	MassMutual International Holding MSC, Inc., a Massachusetts corporation.

10.	MM Asset Management Holding LLC, A Delaware limited liability company that acts as a holding company for certain asset managers.

a.	Babson Capital Management LLC (July 5, 1940), a Delaware limited liability company which operates as an investment adviser.

1.)	Babson Capital Securities LLC (July 1, 1994), a Delaware limited liability company which operates as a securities broker-dealer.

2.)	Babson Capital Japan KK, formerly known as MassMutual Investment Management Company (May 28, 2004), a Japanese registered investment adviser.

3.)	Babson Capital Asia Limited (May 7, 2009), a Hong Kong company whose sole employee conducts market research for investment opportunities for Babson Capital Management LLC and Massachusetts Mutual Life Insurance Company.

4.)	Babson Capital Australia Holding Company Pty Ltd. (October 12, 2009), an operating company that employs five or more mezzanine debt portfolio managers.

a.)	Babson Capital Australia Pty Ltd. (October 16, 2009), an asset manager for Australian institutional investors.

5.)	Babson Capital Guernsey Limited, an investment management company organized under the laws of Guernsey.

a.)	Babson Capital Europe Limited, an institutional debt-fund manager organized under the laws of England and Wales.

i.	Almack Holding Partnership GP Limited, an English company and wholly-owned subsidiary of Babson Capital Europe Limited, will serve as a general partner of each of Almack Leveraged 1 LP, Almack Unleveraged 1 LP, Almack Leveraged 2 LP and Almack Unleveraged 2 LP.

ii.	Almack Mezzanine Fund Limited, an English company and wholly-owned subsidiary of Babson Capital Europe Limited, will serve as general partner of Almack Mezzanine Founder LP and Almack Mezzanine I LP.

iii.	Almack Mezzanine Fund II Limited, an English company and wholly-owned subsidiary of Babson Capital Europe Limited, serves as general partner of Almack Mezzanine II Leveraged LP, Almack Mezzanine II Unleveraged LP and Almack Mezzanine Founder II LP.

iv.	Almack Mezzanine GP III Limited, an English company that serves as general partner of Almack Mezzanine Investors III LP, Almack Mezzanine III LP and Almack Mezzanine Carry III LP, all the stock of which is ownerd by Babson Capital Europe Limited.

v.	Babson Capital Global Advisors Limited (May 5, 2011), a company organized under the laws of England and Wales that operates as an institutional debt fund manager.

6.)	Cornerstone Real Estate Advisers LLC (January 20, 1994), a Delaware limited liability company which operates as an investment adviser.

a.)	Cornerstone Real Estate Advisers Europe Securities B.V. (October 31, 2008), a Dutch company that is a wholly-owned subsidiary of Cornerstone Real Estate Advisers LLC that is applying to become a licensed Dutch investment firm regulated by the Dutch Authority for Financial Markets.

b.)	Cornerstone Real Estate Advisers Inc. (formerly, Babson Capital Management, Inc.), a Delaware corporation that holds a “corporation” real estate license.

c.)	Cornerstone Managing Directors Europe LLC, a Delaware limited liability company that is a non-member manger of Cornerstone Real Estate Advisers Europe Securities B.V.

d.)	Cornerstone Real Estate UK Holdings Limited (November 13, 2009), a holding company incorporated under the laws of England and Wales.

i.	Cornerstone Real Estate UK (No. 2) Limited (formerly, Peder Smedvig Protego Limited), a special purpose holding company.

ii.	Cornerstone Real Estate Advisers Europe Finance LLP (formerly, Protego Real Estate Investors Finance LLP), a London-based real estate investment management company. . (74.751% owned by Cornerstone Real Estate UK Holdings Limited and 25.285% owned by Cornerstone Real Estate UK (No.2) Limited.)

iii.	Cornerstone Real Estate Advisers Europe LLP (formerly, Protego Real Estate Investors LLP), a London-based real estate investment management company. (74.751% owned by Cornerstone Real Estate UK Holdings Limited and 25.285% owned by Cornerstone Real Estate UK (No.2) Limited.)

7.)	Wood Creek Capital Management LLC, a Delaware limited liability company that acts as an investment adviser.

a.)	Wood Creek Index Company, LLC, a Delaware limited liability company that compiles, analyzes and periodically publishes returns data for selected investments.

b.)	Whitney Street Finance, LLC, a Delaware limited liability company that invests in a fund of a Wood Creek Capital Management LLC affiliate.

8.)	Babson Capital Cornerstone Asia Limited (January 23, 2008) a Hong Kong company that is applying to become a Hong Kong licensed investment firm regulated by the Securities and Futures Commission.

9.)	The following are investment-related and/or special purpose entities of Babson Capital Management LLC

1.	Babson Capital Core Fixed Income Management LLC, a Delaware limited liability corporation

2.	Babson Capital Cornerstone Managing Director Asia LLC, a Delaware limited liability corporation

3.	Babson Capital Floating Rate Income Fund Management LLC, a Delaware limited liability corporation

4.	Babson Capital Total Return Management LLC, a Delaware limited liability corporation

5.	Babson Capital Loan Partners I GP, LLC, a Delaware limited liability corporation

6.	Benton Street Advisors, Inc., a Cayman Island corporation

7.	Blue-Chip Multi-Strategy Management LLC, a Delaware limited liability corporation

8.	Credit Strategies Management LLC, a Delaware limited liability corporation

9.	Loan Strategies Management LLC, a Delaware limited liability corporation

10.	Mezzco LLC, a Delaware limited liability corporation

11.	Mezzco II LLC, a Delaware limited liability corporation

12.	Mezzco III LLC, a Delaware limited liability corporation

13.	Somerset Special Opportunities Management LLC, a Delaware limited liability corporation

14.	Winterset Management LLC, a Delaware limited liability corporation

b.	Oppenheimer Acquisition Corp. (June 21, 1990), a Delaware corporation which operates as a holding company for the Oppenheimer companies. (MM Asset Management Holding LLC – 96.971%).

1.)	OppenheimerFunds, Inc. (Oct. 23, 1987), a Colorado c corporation which operates as the investment adviser to the Oppenheimer Funds. (OppenheimerFunds Services, a division of OppenheimerFunds, Inc., operates as a transfer agent for the Oppenheimer funds.)

a.)	Centennial Asset Management Corporation (May 8, 1987), a Delaware corporation that currently has no operations.

b.)	OppenheimerFunds Distributor, Inc. (July 3, 1978), a New York corporation which operates as a broker-dealer and general distributor of the Oppenheimer funds.

c.)	Oppenheimer Real Asset Management, Inc. (December 22, 1988), a Delaware corporation which is the sub-adviser to a mutual fund investing in the commodities markets.

d.)	Shareholder Financial Services, Inc. (November 1, 1989), a Colorado corporation which operates as a transfer agent for closed-end funds managed by Oppenheimer and certain closed-end funds managed by MassMutual.

e.)	Shareholder Services, Inc. (September 16, 1987), a Colorado corporation that provides transfer agent services and currently has no clients.

f.)	OFI Private Investments Inc. (March 20, 2000) is a New York based registered investment adviser which manages separate accounts for investors and also acts as the Program Manager and Investment Manager for several states’ 529 college savings and prepaid tuition plans.

g.)	OppenheimerFunds International, Ltd. (July 9, 1997), a Dublin-based limited liability company that currently has no operations.

h.)	OFI Institutional Asset Management. Inc. (Nov. 20, 2000) is a New York based registered investment advisor which provides investment supervisory services on a discretionary basis to individual accounts, pension plans, insurance company separate accounts, public funds and corporations for a stated fee.

i.	Trinity Investment Management Corporation (November 1, 1974), a Pennsylvania corporation that currently has no operations.

ii.	OFI Trust Company (1988), a New York corporation which conducts the business of a trust company.

iii.	HarbourView Asset Management Corporation (April 17, 1986), a New York corporation which operates as an investment adviser.

2.)	Tremont Group Holdings, Inc. (previously, Tremont Capital Management, Inc.) (June 18, 1987), a New York-based investment services provider which specializes in hedge funds.

a.)	Tremont (Bermuda), Limited, a Bermuda-based investment adviser.

b.)	Tremont Partners, Inc. (1984) a Connecticut corporation that is a registered investment adviser.

c.)	Tremont Capital Management (Ireland) Limited, the manager of an Irish umbrella trust that manages a series of non-US strategy based funds.

d.)	Tremont GP, Inc., a Delaware corporation.

i.	Settlement Agent LLC, a Delaware limited liability company that acts as an agent.

c.	MassMutual Baring Holding, LLC (October 14, 2005), a Delaware limited liability company that will act as a holding company for certain MassMutual subsidiaries.

1.)	MassMutual Holdings (Bermuda) Limited, a Bermuda company that acts as a holding company for certain MassMutual subsidiaries.

a.)	Baring Asset Management Limited (April 6, 1994), a company incorporated under the laws of England and Wales that acts an investment manager/adviser.

i.	Baring Fund Managers Limited (October 29, 1968), a company incorporated under the laws of England and Wales that acts as a manager of BAM UK Collective Investment Schemes.

ii.	Baring International Investment Limited (June 7, 1979), a company incorporated under the laws of England and Wales that acts as an investment manager/adviser.

iii.	Baring Pension Trustees Limited, a company organized under the laws of England and Wales that acts as a trustee for the pension scheme covering UK-based employees of Baring Asset Management Limited.

iv.	Baring Investment Services Limited (May 18, 1988), a company incorporated under the laws of England and Wales that acts as a service company which supports all the BAM Group operating companies within the UK.

v.	Baring International Investment Management Holdings (November 12, 1985), a company incorporated under the laws of England and Wales that acts as an intermediate holding company.

aa.	Baring Asset Management UK Holdings Limited (October 25, 1983), a company incorporated under the laws of England and Wales that acts as an intermediate holding company.

i.	Baring Asset Management GmbH (February 21, 2000), a company incorporated under the laws of Germany that provides marketing and client services regarding investment funds and other asset management products of the BAM group.

ii.	Baring France SAS (July 24,1997), a company incorporated under the laws of France that handles distribution and client serives for qualified investors.

iii.	Baring Asset Management (CI) Limited (July 18, 1990), an investment management company organized under the laws of the Isle of Guernsey.

iv.	Baring International Fund Managers (Ireland) Limited (July 16, 1990), a company incorporated under the laws of Ireland that acts as a manager of BAM Irish Collective Investment Schemes and Funds.

v.	Baring SICE (Taiwan) Limited (March 15, 1990), a regulated company organized in Taiwan.

vi.	Baring Korea Limited (January 6, 2011), a company incorporated under the laws of Korea that provides supporting services to the Korean distributors in relation to offshore fund distribution business.

vii.	Baring Asset Management (Asia) Holdings Limited (June 7, 1985), an intermediate holding company organized in Hong Kong.

aaa.)	Baring Asset Management (Asia) Limited (March 15, 1985), a company organized in Hong Kong that acts as an investment adviser.

bbb.)	Baring International Fund Managers (Bermuda) Limited (September 13, 1988), a company incorporated under the laws of Bermuda under that acts as a trustee of Baring Korea turst Fund Ltd.’s undistributed funds.

ccc.)	Baring Asset Management (Japan) Limited (January 13, 1986), a company organized in Japan that acts as an investment adviser.

ddd.)	Baring Asset Management (Australia) Pty Limited (June 6, 1986), an investment adviser under the laws of Australia.

2.)	Baring Asset Management LLC (September 28, 1967), a Massachusetts corporation that acts as an investment adviser.

D.	The MassMutual Trust Company (January 12, 2000), a federally chartered stock savings bank which performs trust services.

E.	MML Private Placement Investment Company I, LLC (May 15, 2007), a Delaware limited liability.

F.	MML Private Equity Fund Investor LLC (December 6, 2006), a Delaware limited liability company that acts as a blocker entity for MassMutual and holds private equity fund investments.

G.	MML Mezzanine Investor, LLC (October 18, 2005), a Delaware limited liability company that acts as a blocker entity for MassMutual.

H.	MML Mezzanine Investor II, LLC (March 13, 2008), a Delaware limited liability company that acts as a blocker entity for MassMutual.

I.	MMC Equipment Finance LLC (January 27, 2007), a Delaware limited liability company established to engage primarily in equipment finance and leasing activities.

1.	MassMutual Asset Finance LLC (formerly known as Winmark Equipment Finance, LLC) is an equipment financing company which provides collateralized lending, financing and leasing services nationwide. (owned 99.61% by MMC Equipment Finance LLC and .39% by C.M. Life Insurance Company)

a.	Winmark Limited Funding LLC (June 3, 2004), a Delaware limited liability company that acquires equipment loans and leases and the related equipment, participation and other interests in such assets, and then issues non-recourse promissory notes which are secured by such assets (excluding residual interests).

b.	MMAF Equipment Finance LLC 2009-A (November 13, 2009), a Delaware limited liability company that holds a portfolio of rights in equipment loans, equipment leases, related equipment and related rights.

c.	MMAF Equipment Finance LLC 2011-A (June 21, 2011), a Delaware limited liability company that holds a portfolio of rights in equipment loans, equipment leases, related equipment and related rights.

J.	Invicta Advisors LLC (April 12, 2006), a Delaware limited liability company that will serve as the management entity of Invicta Credit LLC.

K.	MML Mezzanine Investor L, LLC (November 5, 2008), a Delaware limited liability company that holds a portion of the investment interests in a mezzanine fund.

L.	MML Re Finance LLC (December 19, 2008), a Delaware limited liability company formed for the purpose of holding interests in actively managed mortgage loans, near foreclosure mortgages and subsequently foreclosed properties.

M.	PL-Apts, LLC (December 18, 2008), a Delaware limited liability company formed for the purpose of owning an apartment complex in Nashville, Tennessee.

N.	CV-APTS, LLC (March 4, 2009), a Delaware limited liability company formed to take title to a property that was acquired by foreclosure.

O.	WP-SC, LLC (March 10, 2009), a Delaware limited liability company formed to take title to a property that was acquired by foreclosure. MassMutual holds an 81.39% interest and C.M. Life holds an 18.61% interest.

P.	CB APTS, LLC (April 16, 2009), a Delaware limited liability company formed to take title to a property that was acquired by foreclosure.

Q.	MP-APTS, LLC (April 1, 2009), a Delaware limited liability company formed to take title to a property that was acquired by foreclosure.

R.	MW-APTS, LLC (April 14, 2009), a Delaware limited liability company formed to take title to a property that was acquired by foreclosure.

S.	WW-APTS, LLC (July 9, 2009), a Delaware limited liability company formed to take title to a property that was acquired by foreclosure.

T.	MSP-SC, LLC (August 4, 2009), a Delaware limited liability company formed to take title to a property that was acquired by foreclosure.

U.	Country Club Office Plaza LLC (December 4, 2009), a Delaware limited liability company formed to take title to a property. (MassMutual is the managing member with an 88.06% ownership interest and C.M. Life Insurance Company holds an 11.94% ownership interest.)

V.	MML Mezzanine Investor III, LLC (May 17, 2010), a Delaware limited liability company that acts as a blocker entity for C.M. Life Insurance Company.

W.	MassMutual External Benefits Group LLC (September 23, 2010), a Delaware limited liability company created to satisfy a professional employer organization’s tax reporting needs.

X.	580 Walnut Cincinnati LLC (December 22, 2010), a Delaware limited liability company formed for a Deed in Lieu of Foreclosure transaction relating to a loan. (MassMutual holds 50% ownership interest.)

Y.	Jefferies Finance LLC (July 26, 2004), a Delaware commercial finance company lending secured and unsecured loans to middle market and growing companies. (MassMutual Holding LLC holds 45% ownership interest; Babson Capital Management LLC holds 5% ownership interest; and Jefferies Group, Inc. holds 50% ownership interest.)

II. REGISTERED INVESTMENT COMPANY AFFILIATES

Each of the following entities is a registered investment company sponsored by MassMutual or one of its affiliates.

•	MassMutual Premier Funds, a Massachusetts business trust that operates as a management investment company. The majority of shares are owned by MassMutual.

•	MML Series Investment Fund, a Massachusetts business trust that operates as a management investment company. All shares issued by the Trust are owned by MassMutual and certain of its affiliates.

•	MassMutual Select Funds, a Massachusetts business trust that operates as a management investment company. The majority of shares are owned by MassMutual.

•	MassMutual Participation Investors, a Massachusetts business trust which operates as a closed-end investment company.

•

MML Series Investment Fund II, a Massachusetts business trust that operates as a management investment company. All shares issued by MML Series Investment Fund II are owned by MassMutual and certain of its affiliates.

•	The Greater China Fund, Inc. and The Asia Pacific Fund, Inc.: closed-end registered investment companies to which Baring Asset Management (Asia) Limited is the investment adviser.

•	Oppenheimer AMT-Free Municipals

•	Oppenheimer AMT-Free New York Municipals

•	Oppenheimer California Municipal Fund

•	Oppenheimer Capital Appreciation Fund

•	Oppenheimer Capital Income Fund

•	Oppenheimer Cash Reserves

•	Oppenheimer Champion Income Fund

•	Oppenheimer Commodity Strategy Total Return Fund

•	Oppenheimer Corporate Bond Fund

•	Oppenheimer Currency Opportunities Fund

•	Oppenheimer Developing Markets Fund

•	Oppenheimer Discovery Fund

•	Oppenheimer Emerging Markets Debt Fund

•	Oppenheimer Equity Fund, Inc.

•	Oppenheimer Equity Income Fund, Inc.

•	Oppenheimer Global Fund

•	Oppenheimer Global Multi Strategies Fund

•	Oppenheimer Global Opportunities Fund

•	Oppenheimer Global Strategic Income Fund

•	Oppenheimer Global Value Fund

•	Oppenheimer Gold & Special Minerals Fund

•	Oppenheimer High Yield Opportunities Fund

•	Oppenheimer Institutional Money Market Fund

•	Oppenheimer Institutional Treasury Money Market Fund

•	Oppenheimer Integrity Funds

•	Oppenheimer Core Bond Fund

•	Oppenheimer International Bond Fund

•	Oppenheimer International Diversified Fund

•	Oppenheimer International Growth Fund

•	Oppenheimer International Small Company Fund

•	Oppenheimer Life Cycle Funds

•	Oppenheimer Transition 2010 Fund

•	Oppenheimer Transition 2015 Fund

•	Oppenheimer Transition 2020 Fund

•	Oppenheimer Transition 2025 Fund

•	Oppenheimer Transition 2030 Fund

•	Oppenheimer Transition 2040 Fund

•	Oppenheimer Transition 2050 Fund

•	Oppenheimer Limited Term California Municipal Fund

•	Oppenheimer Limited-Term Government Fund

•	Oppenheimer Main Street Funds, Inc.®

•	Oppenheimer Main Street Fund®

•	Oppenheimer Main Street Select Fund®

•	Oppenheimer Main Street Small- & Mid-Cap Fund®

•	Oppenheimer Master Event-Linked Bond Fund, LLC

•	Oppenheimer Master Inflation Protected Securities Fund, LLC

•	Oppenheimer Master International Value Fund, LLC

•	Oppenheimer Master Loan Fund, LLC

•	Oppenheimer Money Market Fund, Inc.

•	Oppenheimer Multi-State Municipal Trust

•	Oppenheimer New Jersey Municipal Fund

•	Oppenheimer Pennsylvania Municipal Fund

•	Oppenheimer Rochester National Municipals

•	Oppenheimer Municipal Fund

•	Oppenheimer Limited Term Municipal Fund

•	Oppenheimer Portfolio Series

•	Active Allocation Fund

•	Conservative Investor Fund

•	Equity Investor Fund

•	Moderate Investor Fund

•	Oppenheimer Portfolio Series Fixed Income Active Allocation Fund

•	Oppenheimer Principal Protected Trust III®

•	Oppenheimer Principal Protected Main Street Fund III®

•	Oppenheimer Quest For Value Funds

•	Oppenheimer Global Allocation Fund

•	Oppenheimer Quest Opportunity Value Fund

•	Oppenheimer Small- & Mid-Cap Value Fund

•	Oppenheimer International Value Fund

•	Oppenheimer Real Estate Fund

•	Oppenheimer Rising Dividends Fund

•	Oppenheimer Rochester Arizona Municipal Fund

•	Oppenheimer Rochester Intermediate Term Municipal Fund

•	Oppenheimer Rochester Maryland Municipal Fund

•	Oppenheimer Rochester Massachusetts Municipal Fund

•	Oppenheimer Rochester Michigan Municipal Fund

•	Oppenheimer Rochester Minnesota Municipal Fund

•	Oppenheimer Rochester North Carolina Municipal Fund

•	Oppenheimer Rochester Ohio Municipal Fund

•	Oppenheimer Rochester Short Term Municipal Fund

•	Oppenheimer Rochester Virginia Municipal Fund

•	Oppenheimer Select Value Fund

•	Oppenheimer Senior Floating Rate Fund

•	Oppenheimer Series Fund, Inc.

•	Oppenheimer Value Fund

•	Oppenheimer Short Duration Fund

•	Oppenheimer Small- & Mid-Cap Growth Fund

•	Oppenheimer U.S. Government Trust

•	Oppenheimer Variable Account Funds

•	Oppenheimer Balanced Fund/VA

•	Oppenheimer Capital Appreciation Fund/VA

•	Oppenheimer Core Bond Fund/VA

•	Oppenheimer Global Securities Fund/VA

•	Oppenheimer Global Strategic Income Fund/VA

•	Oppenheimer High Income Fund/VA

•	Oppenheimer Main Street Fund/VA

•	Oppenheimer Main Street Small- & Mid-Cap Fund/VA

•	Oppenheimer Money Fund/VA

•	Oppenheimer Small- & Mid-Cap Growth Fund/VA

•	Oppenheimer Value Fund/VA

•	Panorama Series Fund, Inc.

•	Growth Portfolio

•	Oppenheimer International Growth Fund/VA

•	Total Return Portfolio

•	Rochester Fund Municipals

•	Rochester Portfolio Series

•	Limited Term New York Municipal Fund

•	Tennenbaum Opportunities Fund V, LLC (a nondiversified closed-end management investment company co-managed by Babson Capital Management LLC)

•	Special Value Opportunities Fund, LLC (a nondiversified closed-end management investment company co-managed by Babson Capital Management LLC)

•	Special Value Continuation Fund, LLC (a nondiversified closed-end management investment company co-managed by Babson Capital Management LLC)

•	Special Value Continuation Partners, LP (a nondiversified closed-end management investment company co-managed by Babson Capital Management LLC)

•	Tennenbaum Opportunities Partners V, LP (a nondiversified closed-end management investment company co-managed by Babson Capital Management LLC)

Item 27. Number of Contract Owners

As of February 17, 2012, the number of contract owners was 3,942.

Item 28. Indemnification

C.M. Life directors and officers are indemnified under Article V of the by-laws of C.M. Life’s parent company, Massachusetts Mutual Life Insurance Company (“MassMutual”), as set forth below.

Article V. of the Bylaws of MassMutual provide for indemnification of directors and officers as follows:

“Article V. Subject to limitations of law, the Company shall indemnify:

(a)	each director, officer or employee;
(b)	any individual who serves at the request of the Company as a director, board member, committee member, officer or employee of any organization or any separate investment account; or
(c)	any individual who serves in any capacity with respect to any employee benefit plan,

from and against all loss, liability and expense imposed upon or incurred by such person in connection with any action, claim or proceeding of any nature whatsoever, in which such person may be involved or with which he or she may be threatened, by reason of any alleged act, omission or otherwise while serving in any such capacity. Indemnification shall be provided although the person no longer serves in such capacity and shall include protection for the person’s heirs and legal representatives.

Indemnities hereunder shall include, but not be limited to, all costs and reasonable counsel fees, fines, penalties, judgments or awards of any kind, and the amount of reasonable settlements, whether or not payable to the Company or to any of the other entities described in the preceding paragraph, or to the policyholders or security holders thereof.

Notwithstanding the foregoing, no indemnification shall be provided with respect to:

(1)	any matter as to which the person shall have been adjudicated in any proceeding not to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Company or, to the extent that such matter relates to service with respect to any employee benefit plan, in the best interests of the participants or beneficiaries of such employee benefit plan;

(2)	any liability to any entity which is registered as an investment company under the Federal Investment Company Act of 1940 or to the security holders thereof, where the basis for such liability is willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of office; and

(3)	any action, claim or proceeding voluntarily initiated by any person seeking indemnification, unless such action, claim or proceeding had been authorized by the Board of Directors or unless such person’s indemnification is awarded by vote of the Board of Directors.

In any matter disposed of by settlement or in the event of an adjudication which in the opinion of the General Counsel or his delegate does not make a sufficient determination of conduct which could preclude or permit indemnification in accordance with the preceding paragraphs (1), (2) and (3), the person shall be entitled to indemnification unless, as determined by the majority of the disinterested directors or in the opinion of counsel (who may be an officer of the Company or outside counsel employed by the Company), such person’s conduct was such as precludes indemnification under any of such paragraphs.

The Company may at its option indemnify for expenses incurred in connection with any action or proceeding in advance of its final disposition, upon receipt of a satisfactory undertaking for repayment if it be subsequently determined that the person thus indemnified is not entitled to indemnification under this Article V.”

To provide certainty and more clarification regarding the indemnification provisions of the Bylaws set forth above, MassMutual has entered into indemnification agreements with each of its officers who serve as a director of a subsidiary of MassMutual (a “Subsidiary Director”). Pursuant to the Agreements, MassMutual agrees to indemnify a Subsidiary Director, to the extent legally permissible, against (a) all expenses, judgments, fines and settlements (“Costs”), liabilities, and penalties paid in connection with a proceeding involving the Subsidiary Director because he or she is a director of a subsidiary of MassMutual if the Subsidiary Director (i) acted in good faith, (ii) reasonably believed the conduct was in the subsidiary’s best interest; (iii) had no reasonable cause to believe the conduct was unlawful (in a criminal proceeding); and, (iv) engaged in conduct for which the Subsidiary Director shall not be liable under MassMutual’s Charter or By-Law. MassMutual further agrees to indemnify a Subsidiary Director, to the extent permitted by law, against all Costs paid in connection with any proceeding (i) unless the Subsidiary Director breached a duty of loyalty, (ii) except for liability for acts or omissions not in good faith, involving intentional misconduct or a knowing violation of law, (iii) except for liability under Section 6.40 of Chapter 156D of Massachusetts Business Corporation Act (“MBCA”), or (iv) except for liability related to any transaction from which the Subsidiary Director derived an improper benefit. MassMutual will also indemnify a Subsidiary Director, to the fullest extent authorized by the MBCA, against all expenses to the extent the Subsidiary Director has been successful on the merits or in defense of any proceeding. If any court determines that despite an adjudication of liability to the relevant subsidiary that the Subsidiary Director is entitled to indemnification, MassMutual will indemnify the Subsidiary Director to the extent permitted by law. Subject to the Subsidiary Director’s obligation to pay MassMutual in the event that the Subsidiary Director is not entitled to indemnification, MassMutual will pay the expenses of the Subsidiary Director prior to a final determination as to whether the Subsidiary Director is entitled to indemnification.

Item 29. Principal Underwriters

(a) MML Distributors, LLC (“MML Distributors”) and MML Investors Services, LLC (“MMLIS”), subsidiaries of Massachusetts Mutual Life Insurance Company, act as principal underwriters for contracts/policies that utilize registered separate accounts of Massachusetts Mutual Life Insurance Company, C.M. Life Insurance Company and MML Bay State Life Insurance Company. MMLIS serves as principal underwriter of the contracts/policies sold by its registered representatives, and MML Distributors serves as principal underwriter of the contracts/policies sold by registered representatives of other broker-dealers who have entered into distribution agreements with MML Distributors.

MML Distributors and MMLIS either jointly or individually act as principal underwriters for:

Massachusetts Mutual Variable Life Separate Account I, Massachusetts Mutual Variable Annuity Separate Account 1, Massachusetts Mutual Variable Annuity Separate Account 2, Massachusetts Mutual Variable Annuity Separate Account 3, Massachusetts Mutual Variable Annuity Separate Account 4, Panorama Separate Account, Connecticut Mutual Variable Life Separate Account I, MML Bay State Variable Life Separate Account I, MML Bay State Variable Annuity Separate Account 1, Panorama Plus Separate Account, C.M. Multi-Account A, C.M. Life Variable Life Separate Account I, Massachusetts Mutual Variable Life Separate Account II, MassMutual Premier Funds, MassMutual Select-Funds, and certain series of the MML Series Investment Fund and MML Series Investment Fund II.

(b) MML Distributors, LLC and MML Investors Services, LLC are the principal underwriters for the contracts. The following people are officers and member representatives of MML Distributors, LLC and officers and directors of MML Investors Services, LLC.

OFFICERS AND MEMBER REPRESENTATIVES MML DISTRIBUTORS, LLC

Name	Positions and Offices	Principal Business Address
Elaine A. Sarsynski	Chief Executive Officer, President and Springfield OSJ Supervisor	1295 State Street Springfield, MA 01111-0001

William F. Monroe, Jr.	Chief Financial Officer and Treasurer	1295 State Street Springfield, MA 01111-0001

Michael Fanning	Member Representative	1295 State Street Springfield, MA 01111-0001

Robert S. Rosenthal	Vice President Chief Legal Officer Secretary	1295 State Street Springfield, MA 01111-0001

Kevin LaComb	Assistant Treasurer	1295 State Street Springfield, MA 01111-0001

Edward K. Duch, III	Assistant Secretary	1295 State Street Springfield, MA 01111-0001

Jennifer Dupuis-Krause	Assistant Secretary	1295 State Street Springfield, MA 01111-0001

Barbara Upton	Assistant Vice President Chief Compliance Officer	1295 State Street Springfield, MA 01111-0001

Stephen Alibozek	Entity Contracting Officer	1295 State Street Springfield, MA 01111-0001

Kathy Rogers	Continuing Education Officer	1295 State Street Springfield, MA 01111-0001

Susan Scanlon	Vice President	1295 State Street Springfield, MA 01111-0001

Donna Watson	Cash and Trading Supervisor Assistant Treasurer	1295 State Street Springfield, MA 01111-0001

Bruce C. Frisbie	Assistant Treasurer	100 Bright Meadow Blvd. Enfield, CT 06082

Domenic Luppino	Chief Technology Officer	1295 State Street Springfield, MA 01111-0001

H. Bradford Hoffman	Chief Risk Officer	1295 State Street Springfield, MA 01111-0001

Eric Wietsma	Vice President Retirement Services Supervisor and Fund Product Distribution Officer	1295 State Street Springfield, MA 01111-0001

Melissa Millan	USIG Product/Sales Supervisor	100 Bright Meadow Blvd. Enfield, CT 06082

Charles Dana Tatro	Variable Annuity Supervisor and Variable Annuity Product Distribution Officer	100 Bright Meadow Blvd. Enfield, CT 06082

Craig Waddington Douglas Endorf	Variable Life Product Distribution Officer Executive Benefits Product Distribution Officer	100 Bright Meadow Blvd. Enfield, CT 06082 100 Bright Meadow Blvd. Enfield, CT 06082

Christine Peaslee	Assistant Secretary	1295 State Street Springfield, MA 01111-0001

Michele White	Enfield OSJ Supervisor	100 Bright Meadow Blvd. Enfield, CT 06082

Richard Zayicek	National Sales Supervisor Vice President	200 Cape Cod Way Moorseville, NC 28117

Mark Larose	Registration Manager	1295 State Street Springfield, MA 01111-0001

OFFICERS AND DIRECTORS OF MML INVESTORS SERVICES, LLC

Name	Positions and Offices	Principal Business Address
Michael Fannning	Chairman of the Board & Chief Executive Officer	*

John Vaccaro	President, Agency Field Force Supervisor, Board Member	*

William F. Monroe, Jr.	Vice President, Chief Operating Officer, Chief Financial Officer, Treasurer, and Registered Options Principal	*

Domenic Luppino	Chief Technology Officer	*

Christine Frederick	Chief Compliance Officer	*

Susan Scanlon	Deputy Chief Compliance Officer	*

James Puhala	Deputy Chief Compliance Officer	*

Mark Viviano	Co-Chief Operations Officer, Assistant Vice President, and CRIA Operations Supervisor	*

Mark Larose	Co-Chief Operations Officer and Assistant Vice President, Registration Manager, Call Center Supervisor	*

Kenneth M. Rickson	Field Risk Officer	*

Elaine Sarsynski	RS Supervisor	*

Robert S. Rosenthal	Chief Legal Officer, Vice President, Associate General Counsel and Secretary	*

Douglas Russell	Vice President	*

Wendy Benson	Assistant Vice President, Chief Privacy Officer, Business Strategy Officer	*

Matthew Verdi	Assistant Vice President and Due Diligence Supervisor	*

Mary S. Block	Vice President and Assistant Secretary	*

Edward K. Duch, III	Assistant Secretary	*

Jennifer L. Dupuis-Krause	Assistant Secretary	*

Christine Peaslee	Assistant Secretary	*

Bruce C. Frisbie	Assistant Treasurer	**

Kevin LaComb	Assistant Treasurer	*

Todd Picken	Assistant Treasurer	**

Kathy Rogers	Continuing Education Officer	*

Thomas H. Jurkowski	Agency Vice President	*

Edward Youmell	Agency Vice President	*

John McCloskey	Agency Vice President	*

Joseph Sparacio	Agency Vice President	9830 E. Granite Peak Trail Scottsdale, AZ 85262

Michael St. Clair	Agency Vice President	*

Richard Zayicek	National Sales Supervisor	*

Richard Bourgeois	Vice President	*

Francine Reipold	Vice President	*

John Rogan	Vice President	*

Jeffrey Sajdak	Vice President	*

Anthony Frogameni	Assistant Vice President	*

Elaine Gruet	Assistant Vice President and Sales and Product Supervisor	*

Michael Rollings	Board Member	*

Melissa Millan	Variable Life Supervisor	**

Craig Waddington	Variable Life Product Distribution Officer	**

Charles Dana Tatro	Variable Annuity Product Distribution Officer Variable Annuity Supervisor	**

Michele White	Insurance Operations Supervisor	**

Douglas Endorf	Executive Benefits Supervisor Executive Benefits Product Distribution Officer	**

*	1295 State Street, Springfield, MA 01111-0001
**	100 Bright Meadow Boulevard, Enfield, CT 06082-1981

(c) For information about all commissions and other compensation received by each principal underwriter, directly or indirectly, from the Registrant during the Registrant’s last fiscal year, refer to the “Distribution and Administration” section of the Statement of Additional Information.

Item 30. Location of Accounts and Records

All accounts, books, or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by the Registrant through C.M. Life Insurance Company, 100 Bright Meadow Boulevard, Enfield, CT 06082 and 1295 State Street, Springfield, MA 01111.

Item 31. Management Services

Not Applicable.

Item 32. Undertakings

a. Registrant hereby undertakes to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than sixteen (16) months old for so long as payment under the variable annuity contracts may be accepted.

b. Registrant hereby undertakes to include either (1) as part of any application to purchase a contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

c. Registrant hereby undertakes to deliver any Statement of Additional Information and any financial statement required to be made available under this Form promptly upon written or oral request.

d. C.M. Life Insurance Company hereby represents that the fees and charges deducted under the individual or group deferred variable annuity contracts with flexible purchase payments described in this Registration Statement in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by C.M. Life Insurance Company.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, C.M. Multi-Account A, certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Post-Effective Amendment No. 16 to Registration Statement No. 333-80991 pursuant to Rule 485(b) of the Securities Act of 1933 and has caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, all in the city of Springfield and the Commonwealth of Massachusetts, on April 23, 2012.

C.M. MULTI-ACCOUNT A

(Registrant)

C.M. LIFE INSURANCE COMPANY

    (Depositor)

    ROGER W. CRANDALL*

By:

Roger W. Crandall

President and Chief Executive Officer

(principal executive officer)

C.M. Life Insurance Company

As required by the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
ROGER W. CRANDALL*	Director, President and Chief Executive Officer (principal executive officer)	April 23, 2012
Roger W. Crandall

MICHAEL T. ROLLINGS*	Director and Chief Financial Officer (principal financial officer)	April 23, 2012
Michael T. Rollings

GREGORY DEAVENS*	Controller (principal accounting officer)	April 23, 2012
Gregory Deavens

MARK ROELLIG*	Director	April 23, 2012
Mark Roellig

MICHAEL R. FANNING*	Director	April 23, 2012
Michael R. Fanning

/S/ JOHN E. DEITELBAUM		April 23, 2012
* John E. Deitelbaum
Attorney-in-Fact pursuant to Powers of Attorney

INDEX TO EXHIBITS

Exhibit 10 (i)	Consent of Independent Registered Public Accounting Firm, KPMG LLP